UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-649

Fidelity Puritan Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Item 1.

Reports to Stockholders

Fidelity® Puritan® Fund Annual Report August 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan® Fund	0.87%	11.63%	6.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® Fund, a class of the fund, on August 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,354	Fidelity® Puritan® Fund
$19,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  After rising for much of the year ending August 31, 2015, global deflationary pressure stirred by China’s flagging economy – and yuan devaluation – brought about a late-period swoon in U.S. equity markets. The S&P 500® Index returned 0.48% for the full year. Effects were indiscriminate across the market-capitalization spectrum, but within market-cap segments, growth-stock gains counterbalanced negatives for value-oriented counterparts. In this environment, the small-cap Russell 2000® Index returned 0.03% and the growth-oriented Nasdaq Composite Index® returned 5.49%. S&P 500® sector trends held fast: health care (+12%) benefited from earnings growth and mergers; consumer discretionary (+11%), from a seven-year low in unemployment. Energy (-30%) and materials (-13%) were hurt by tumbling commodities prices. Meanwhile, the Barclays® U.S. Aggregate Bond Index returned 1.56% for the 12 months. Among sectors in the Barclays® index, U.S. Treasury bonds (+2%) outpaced corporates (-1%) as credit spreads – yield premiums demanded by holders of riskier bonds – widened. Outside of the Barclays® index, high-yield bonds declined. At period end, investors remained focused on the potential global implications of China’s slowing economic growth, the U.S. Federal Reserve’s thinking on interest rates and continued volatility in the oil markets.

Comments from Lead Portfolio Manager Ramin Arani:  For the year, the fund’s share classes finished just shy of the 1.06% advance of the Fidelity Puritan Composite Index℠. The fund continued with its substantial overweighting in equities, below-neutral exposure to investment-grade bonds and a small out-of-index stake in high-yield bonds. This stance had a roughly neutral impact on results versus the Composite index. Turning to security selection, we benefited most from our picks among stocks and high-yield bonds, but our picks in investment-grade debt were a modest relative detractor. Among equities, Anadarko Petroleum hurt most, whereas avoiding weak-performing index name Exxon Mobil was the biggest relative contributor. In fixed income, overweighting investment-grade corporate bonds detracted, but security selection among corporates was a partial offset. Our yield-curve positioning was a notable bright spot overall. We benefited from our larger-than-benchmark stake in financials, which materially outperformed bonds in the industrials sector. Our approach to the industrials sector was beneficial. Underweighting this category boosted relative performance, as did security selection here. We lost ground due to our choices in the government-related sector, especially holdings in taxable municipal bonds backed by Illinois and Chicago. Lastly, our decision to underweight Treasuries in a risk-off environment detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.4	3.2
Google, Inc. Class C	1.9	1.0
Allergan PLC	1.7	2.0
Visa, Inc. Class A	1.3	1.0
JPMorgan Chase & Co.	1.3	1.1
	8.6

Top Five Bond Issuers as of August 31, 2015

(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	4.1	4.8
Fannie Mae	3.3	3.0
Freddie Mac	1.5	1.0
Ginnie Mae	1.1	1.0
Citigroup, Inc.	0.9	0.8
	10.9

Top Five Market Sectors as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.0	17.7
Information Technology	15.5	15.5
Consumer Discretionary	13.4	12.0
Health Care	12.3	13.6
Energy	5.4	5.4

Asset Allocation (% of fund's net assets)

As of August 31, 2015 *
Stocks	63.7%
Bonds	31.2%
Convertible Securities	0.9%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 14.3%

As of February 28, 2015 *
Stocks	65.8%
Bonds	28.7%
Convertible Securities	0.8%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments - 12.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments August 31, 2015

Showing Percentage of Net Assets

Common Stocks - 63.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.1%
Chassix Holdings, Inc.	18,330	$423
Delphi Automotive PLC	397,193	29,996
		30,419
Automobiles - 0.6%
Brilliance China Automotive Holdings Ltd.	10,096,000	12,193
Chongqing Changan Automobile Co. Ltd. (B Shares)	6,710,778	10,737
Ford Motor Co.	3,107,500	43,101
General Motors Co.	945,514	27,836
General Motors Co.:
warrants 7/10/16 (a)	8,394	165
warrants 7/10/19 (a)	8,394	105
Tesla Motors, Inc. (a)	231,000	57,533
		151,670
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(b)	1,945	22
Hotels, Restaurants & Leisure - 1.8%
ARAMARK Holdings Corp.	150,000	4,701
Domino's Pizza, Inc.	284,200	30,108
Extended Stay America, Inc. unit	150,000	2,816
Hilton Worldwide Holdings, Inc.	1,318,800	32,746
Starbucks Corp.	3,435,600	187,962
Station Holdco LLC(a)(b)(c)	1,194,419	4,384
Station Holdco LLC (a)(b)(d)	9,088	33
Station Holdco LLC:
unit (a)(b)(d)	2,660	2
warrants 6/15/18(a)(b)(c)	75,658	52
Vail Resorts, Inc.	957,527	103,327
Wyndham Worldwide Corp.	922,800	70,576
		436,707
Household Durables - 0.3%
PulteGroup, Inc.	4,060,500	84,012
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	408,400	209,464
Expedia, Inc.	162,600	18,697
Netflix, Inc. (a)	387,800	44,609
Priceline Group, Inc. (a)	25,800	32,215
Spotify Technology SA (a)(b)	15,262	34,350
		339,335
Media - 3.1%
AMC Networks, Inc. Class A (a)	53,800	3,894
Charter Communications, Inc. Class A (a)(e)	178,300	32,381
Comcast Corp. Class A (special) (non-vtg.)	2,605,500	149,139
Cumulus Media, Inc. Class A (a)	398,000	569
Legend Pictures LLC (a)(b)(c)	49,141	109,495
Lions Gate Entertainment Corp. (e)	1,870,900	68,643
Live Nation Entertainment, Inc. (a)	1,624,600	39,998
Publicis Groupe SA	36,972	2,635
Starz Series A (a)	1,043,000	39,227
The Walt Disney Co.	1,617,490	164,790
Time Warner Cable, Inc.	350,900	65,274
Time Warner, Inc.	836,400	59,468
Tribune Media Co. Class A	13,773	550
Tribune Publishing Co.	3,443	41
Vertis Holdings, Inc. (a)	1,934	0
Vice Holding, Inc. Series A(a)(b)	2,172	30,550
Vivendi SA	390,024	9,648
		776,302
Specialty Retail - 1.7%
Home Depot, Inc.	2,362,200	275,102
L Brands, Inc.	674,000	56,549
TJX Companies, Inc.	947,200	66,607
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	161,700	25,563
		423,821
Textiles, Apparel & Luxury Goods - 1.9%
Brunello Cucinelli SpA (e)	1,407,200	25,597
Burberry Group PLC	2,434,000	52,700
Christian Dior SA	284,500	52,804
Hermes International SCA	81,100	28,817
lululemon athletica, Inc. (a)	525,900	33,663
Luxottica Group SpA	81,800	5,540
Michael Kors Holdings Ltd. (a)	129,061	5,609
NIKE, Inc. Class B	1,403,100	156,796
Ralph Lauren Corp.	111,600	12,409
Ted Baker PLC	302,900	14,251
Tory Burch LLC (a)(b)(c)	324,840	25,519
Tory Burch LLC Class A unit (a)(b)(c)	702,741	50,000
		463,705

TOTAL CONSUMER DISCRETIONARY		2,705,993

CONSUMER STAPLES - 4.6%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	1,088,100	139,277
Kweichow Moutai Co. Ltd.	546,469	16,744
Molson Coors Brewing Co. Class B	403,700	27,488
Monster Beverage Corp. (a)	706,500	97,822
The Coca-Cola Co.	1,463,800	57,557
		338,888
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	578,500	81,019
CVS Health Corp.	2,037,800	208,671
Walgreens Boots Alliance, Inc.	406,100	35,148
		324,838
Food Products - 0.9%
Keurig Green Mountain, Inc.	573,900	32,483
Mead Johnson Nutrition Co. Class A	449,400	35,206
Mondelez International, Inc.	2,533,100	107,302
The Kraft Heinz Co.	430,200	31,258
WhiteWave Foods Co. (a)	274,600	12,670
		218,919
Personal Products - 0.5%
Estee Lauder Companies, Inc. Class A	1,532,300	122,232
L'Oreal SA	10,600	1,816
		124,048
Tobacco - 0.5%
Reynolds American, Inc.	1,464,442	122,647

TOTAL CONSUMER STAPLES		1,129,340

ENERGY - 3.0%
Energy Equipment & Services - 0.7%
Aspen Aerogels, Inc. (a)	1,046,378	7,816
Cameron International Corp. (a)	389,500	26,003
Schlumberger Ltd.	1,870,600	144,728
		178,547
Oil, Gas & Consumable Fuels - 2.3%
Anadarko Petroleum Corp.	14,400	1,031
Apache Corp.	748,600	33,867
Cabot Oil & Gas Corp.	1,397,900	33,088
Chevron Corp.	1,438,700	116,520
Cimarex Energy Co.	179,500	19,837
Columbia Pipeline Group, Inc.	37,320	946
EQT Corp.	217,900	16,957
Golar LNG Ltd.	545,000	21,222
Imperial Oil Ltd.	1,965,800	69,407
Kinder Morgan, Inc.	2,707,000	87,734
Memorial Resource Development Corp. (a)	1,702,000	33,036
Noble Energy, Inc.	724,499	24,206
Suncor Energy, Inc.	2,987,300	84,605
The Williams Companies, Inc.	377,600	18,200
		560,656

TOTAL ENERGY		739,203

FINANCIALS - 12.0%
Banks - 6.0%
Bank of America Corp.	12,866,300	210,235
CIT Group, Inc.	549,100	23,853
Citigroup, Inc.	5,010,140	267,942
First Republic Bank	50,000	3,016
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 11/06/2015 (a)(f)	5,195,300	23,871
JPMorgan Chase & Co.	4,926,223	315,771
M&T Bank Corp.	457,400	54,083
Prosperity Bancshares, Inc.	797,927	41,229
Regions Financial Corp.	5,303,800	50,863
SunTrust Banks, Inc.	2,158,500	87,139
TCF Financial Corp.	258,400	4,010
U.S. Bancorp	3,095,400	131,090
Wells Fargo & Co.	5,195,940	277,099
		1,490,201
Capital Markets - 1.4%
BlackRock, Inc. Class A	253,700	76,737
E*TRADE Financial Corp. (a)	2,255,500	59,297
Goldman Sachs Group, Inc.	170,600	32,175
Invesco Ltd.	1,603,600	54,699
Morgan Stanley	1,278,300	44,037
Motors Liquidation Co. GUC Trust (a)	28,150	436
The Blackstone Group LP	2,420,200	82,892
		350,273
Consumer Finance - 0.2%
Capital One Financial Corp.	536,000	41,674
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (a)	1,385,900	185,766
McGraw Hill Financial, Inc.	625,900	60,706
Moody's Corp.	482,800	49,395
		295,867
Insurance - 1.4%
ACE Ltd.	1,376,500	140,623
MetLife, Inc.	1,852,600	92,815
The Chubb Corp.	477,400	57,675
The Travelers Companies, Inc.	571,000	56,843
		347,956
Real Estate Investment Trusts - 1.7%
American Tower Corp.	1,599,700	147,476
AvalonBay Communities, Inc.	428,100	70,662
Boston Properties, Inc.	283,400	32,132
Public Storage	450,600	90,692
Simon Property Group, Inc.	427,700	76,695
		417,657
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	961,800	30,797
Realogy Holdings Corp. (a)	48,000	1,934
		32,731

TOTAL FINANCIALS		2,976,359

HEALTH CARE - 10.9%
Biotechnology - 3.2%
ACADIA Pharmaceuticals, Inc. (a)(e)	1,662,304	60,890
Acceleron Pharma, Inc. (a)	130,400	3,779
Alexion Pharmaceuticals, Inc. (a)	395,600	68,118
Amgen, Inc.	1,805,200	273,993
Asterias Biotherapeutics, Inc. (a)(e)	130,874	620
Biogen, Inc. (a)	66,300	19,711
BioMarin Pharmaceutical, Inc. (a)	173,900	22,475
Celgene Corp. (a)	497,000	58,686
Genmab A/S (a)	466,200	41,879
Geron Corp. (a)	3,139,900	9,514
Gilead Sciences, Inc.	946,700	99,470
Grifols SA ADR	45,780	1,387
Macrogenics, Inc. (a)	226,200	5,960
Neurocrine Biosciences, Inc. (a)	579,100	26,859
Puma Biotechnology, Inc. (a)	158,500	14,569
Spark Therapeutics, Inc.	178,800	7,797
Vertex Pharmaceuticals, Inc. (a)	654,300	83,436
XOMA Corp. (a)(e)	1,530,200	1,271
		800,414
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	8,402,200	140,653
Corindus Vascular Robotics, Inc. (e)(g)	1,315,800	4,605
Corindus Vascular Robotics, Inc. (b)(g)	5,000,000	17,500
Medtronic PLC	4,236,286	306,241
St. Jude Medical, Inc.	951,400	67,369
Zimmer Biomet Holdings, Inc.	564,000	58,408
		594,776
Health Care Providers & Services - 0.7%
Cigna Corp.	195,400	27,510
Legend Acquisition, Inc.	2,509	38
Legend Acquisition, Inc.:
Class A warrants (a)	17,259	0
Class B warrants (a)	22,759	0
McKesson Corp.	787,100	155,515
		183,063
Health Care Technology - 0.1%
CareView Communications, Inc. (a)(e)(g)	10,425,300	3,440
Cerner Corp. (a)	293,000	18,096
		21,536
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	829,655	30,125
Illumina, Inc. (a)	1,862	368
		30,493
Pharmaceuticals - 4.4%
AbbVie, Inc.	2,237,100	139,617
Allergan PLC (a)	1,355,189	411,625
Bristol-Myers Squibb Co.	1,879,700	111,786
Endo Health Solutions, Inc. (a)	502,000	38,654
Jazz Pharmaceuticals PLC (a)	114,600	19,347
Johnson & Johnson	740,900	69,630
Mallinckrodt PLC (a)	176,709	15,239
Merck & Co., Inc.	667,300	35,934
Pfizer, Inc.	89,200	2,874
Prestige Brands Holdings, Inc. (a)	581,402	27,047
Shire PLC sponsored ADR	269,100	62,431
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,721,700	110,895
TherapeuticsMD, Inc. (a)	5,042,814	30,912
		1,075,991

TOTAL HEALTH CARE		2,706,273

INDUSTRIALS - 4.2%
Aerospace & Defense - 1.7%
BAE Systems PLC	3,064,300	21,263
Esterline Technologies Corp. (a)	178,400	14,577
General Dynamics Corp.	821,100	116,621
Honeywell International, Inc.	268,100	26,614
Meggitt PLC	5,397,000	39,537
Rockwell Collins, Inc.	979,900	80,205
The Boeing Co.	543,900	71,077
TransDigm Group, Inc. (a)	257,600	59,204
		429,098
Air Freight & Logistics - 0.4%
FedEx Corp.	623,200	93,860
Building Products - 0.1%
Lennox International, Inc.	210,800	24,883
Masonite International Corp. (a)	5,358	354
Masonite International Corp. warrants 6/9/16 (a)	19,485	390
		25,627
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. (a)(b)	5,819,318	349
Electrical Equipment - 0.2%
AMETEK, Inc.	369,500	19,886
BWX Technologies, Inc.	1,066,100	28,273
SolarCity Corp. (a)(e)	89,800	4,336
		52,495
Industrial Conglomerates - 1.5%
Danaher Corp.	932,700	81,164
General Electric Co.	11,188,100	277,689
		358,853
Machinery - 0.3%
Deere & Co.	786,200	64,295
Road & Rail - 0.0%
J.B. Hunt Transport Services, Inc.	12,500	910
Trading Companies & Distributors - 0.0%
United Rentals, Inc. (a)	22,500	1,560

TOTAL INDUSTRIALS		1,027,047

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 0.9%
Cisco Systems, Inc.	6,314,500	163,419
QUALCOMM, Inc.	1,033,600	58,481
		221,900
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	1,071,600	56,109
Arrow Electronics, Inc. (a)	88,800	4,966
CDW Corp.	100,000	3,975
E Ink Holdings, Inc. GDR (a)(f)	140,100	509
Keysight Technologies, Inc. (a)	637,727	20,433
		85,992
Internet Software & Services - 3.8%
58.com, Inc. ADR (a)	47,700	2,168
Alibaba Group Holding Ltd. sponsored ADR	1,078,300	71,297
Facebook, Inc. Class A (a)	3,269,560	292,397
GoDaddy, Inc. (a)	87,500	2,195
Gogo, Inc. (a)(e)	1,273,698	20,239
Google, Inc. Class C	744,783	460,462
LendingClub Corp. (e)	810,600	10,173
Mail.Ru Group Ltd.:
GDR (a)(f)	77,400	1,424
GDR (Reg. S) (a)	5,300	98
NAVER Corp.	44	18
Pandora Media, Inc. (a)	23,894	429
Tencent Holdings Ltd.	28,500	477
Twitter, Inc. (a)	436,600	12,133
Viggle, Inc. (f)	56,268	71
Yahoo!, Inc. (a)	1,529,600	49,314
Youku Tudou, Inc. ADR (a)	974,200	16,181
		939,076
IT Services - 3.2%
Accenture PLC Class A	955,000	90,028
Cognizant Technology Solutions Corp. Class A (a)	3,059,600	192,571
Fidelity National Information Services, Inc.	697,000	48,135
MasterCard, Inc. Class A	1,200,500	110,890
VeriFone Systems, Inc. (a)	860,700	26,888
Visa, Inc. Class A	4,503,100	321,071
		789,583
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	655,700	31,834
Analog Devices, Inc.	477,600	26,679
Broadcom Corp. Class A	1,523,800	78,735
Cree, Inc. (a)(e)	592,700	16,133
Cypress Semiconductor Corp.	1,614	16
Freescale Semiconductor, Inc. (a)	94,000	3,359
Lam Research Corp.	3,366	245
Maxim Integrated Products, Inc.	581,800	19,589
NXP Semiconductors NV (a)	716,100	60,618
Qorvo, Inc. (a)	403,000	22,371
Skyworks Solutions, Inc.	149,300	13,041
		272,620
Software - 2.9%
Activision Blizzard, Inc.	1,712,100	49,017
Adobe Systems, Inc. (a)	1,647,900	129,476
Autodesk, Inc. (a)	1,203,000	56,240
Citrix Systems, Inc. (a)	215,400	14,671
Electronic Arts, Inc. (a)	306,400	20,268
Microsoft Corp.	740,200	32,214
Mobileye NV (a)(e)	1,241,440	70,216
Oracle Corp.	5,891,700	218,523
Red Hat, Inc. (a)	798,000	57,624
Salesforce.com, Inc. (a)	1,078,200	74,784
		723,033
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	5,310,000	598,743
Hewlett-Packard Co.	1,721,300	48,300
		647,043

TOTAL INFORMATION TECHNOLOGY		3,679,247

MATERIALS - 2.1%
Chemicals - 2.0%
Agrium, Inc.	208,700	21,671
Ashland, Inc.	24	3
CF Industries Holdings, Inc.	861,730	49,446
E.I. du Pont de Nemours & Co.	1,358,975	69,987
Ecolab, Inc.	432,400	47,192
Ferro Corp. (a)	1,328,213	16,337
Huntsman Corp.	1,559	26
Intrepid Potash, Inc. (a)(e)	1,669,800	13,208
LyondellBasell Industries NV Class A	956,298	81,649
Monsanto Co.	757,500	73,970
Potash Corp. of Saskatchewan, Inc.	551,000	14,349
The Chemours Co. LLC	395,195	3,822
The Dow Chemical Co.	2,093,900	91,629
Trinseo SA (a)	60,100	1,751
Wacker Chemie AG (e)	228,300	19,706
Westlake Chemical Partners LP	40,900	799
		505,545
Construction Materials - 0.1%
Eagle Materials, Inc.	199,200	16,301
Metals & Mining - 0.0%
AngloGold Ashanti Ltd. sponsored ADR (a)	57,230	465

TOTAL MATERIALS		522,311

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	4,209,576	139,758
Broadview Networks Holdings, Inc. (a)	123,987	186
Iliad SA	73,023	16,495
		156,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Edison International	628,007	36,726
NextEra Energy, Inc.	302,600	29,779
PPL Corp.	410,800	12,731
		79,236
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	1,371,900	35,326
NRG Yield, Inc. Class C	120,600	1,937
Talen Energy Corp. (a)	2,566	37
		37,300
Multi-Utilities - 0.1%
Sempra Energy	184,400	17,490

TOTAL UTILITIES		134,026

TOTAL COMMON STOCKS
(Cost $12,573,564)		15,776,238

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	1,082,251	7,229
Roku, Inc. Series F, 8.00% (a)(b)	5,520,836	6,239
		13,468
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)	196,700	9,000
Media - 0.4%
Vice Holding, Inc.(a)(b)	6,701	94,251
Specialty Retail - 0.1%
Moda Operandi, Inc. Series E (b)	508,444	22,219
TOTAL CONSUMER DISCRETIONARY		138,938
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Southwestern Energy Co. Series B 6.25%	27,400	1,053
FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
American Tower Corp. 5.50%	34,300	3,520
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Allergan PLC 5.50%	6,800	6,983
INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.3%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	1,611,548	63,882
Software - 0.0%
Deem, Inc. (a)(b)	2,497,881	6,519
TOTAL INFORMATION TECHNOLOGY		70,401

TOTAL CONVERTIBLE PREFERRED STOCKS		220,895

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(b)(c)	619,047	0
FINANCIALS - 0.0%
Capital Markets - 0.0%
GMAC Capital Trust I Series 2, 8.125%	294,279	7,513
Consumer Finance - 0.0%
Ally Financial, Inc. 7.00% (f)	4,427	4,476
TOTAL FINANCIALS		11,989
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc.:
15.00% (a)	961,655	962
Class C 19.50% (b)	242,900	243
		1,205

TOTAL NONCONVERTIBLE PREFERRED STOCKS		13,194

TOTAL PREFERRED STOCKS
(Cost $147,371)		234,089
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 17.0%
Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Liberty Media Corp.:
3.5% 1/15/31	620	323
3.5% 1/15/31 (f)	4,584	2,388
Mood Media Corp. 10% 10/31/15 (f)	32	32
		2,743
Nonconvertible Bonds - 17.0%
CONSUMER DISCRETIONARY - 1.7%
Auto Components - 0.1%
Dana Holding Corp. 5.375% 9/15/21	575	576
Gates Global LLC / Gates Global Co. 6% 7/15/22 (f)	1,260	1,027
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (f)(h)	1,405	1,479
6.75% 11/15/22 pay-in-kind (f)(h)	650	692
6.875% 8/15/18 pay-in-kind (f)(h)	1,565	1,615
Tenneco, Inc. 6.875% 12/15/20	2,415	2,518
ZF North America Capital, Inc.:
4% 4/29/20 (f)	5,045	5,044
4.5% 4/29/22 (f)	4,105	3,977
		16,928
Automobiles - 0.4%
Ford Motor Co. 4.75% 1/15/43	10,000	9,476
General Motors Co.:
3.5% 10/2/18	4,530	4,594
6.25% 10/2/43	763	817
General Motors Financial Co., Inc.:
2.4% 4/10/18	6,449	6,372
2.625% 7/10/17	1,445	1,457
3% 9/25/17	3,320	3,336
3.15% 1/15/20	12,000	11,849
3.25% 5/15/18	3,070	3,087
3.5% 7/10/19	17,868	18,006
4% 1/15/25	6,368	6,023
4.25% 5/15/23	3,285	3,228
4.375% 9/25/21	11,267	11,368
4.75% 8/15/17	4,020	4,168
6.75% 6/1/18	6,765	7,445
Volkswagen International Finance NV 2.375% 3/22/17 (f)	1,515	1,538
		92,764
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (f)	365	364
American Tire Distributors, Inc. 10.25% 3/1/22 (f)	2,265	2,322
LKQ Corp. 4.75% 5/15/23	265	254
		2,940
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 2.875% 1/15/19	554	560
Laureate Education, Inc. 10% 9/1/19 (f)(h)	6,155	5,163
Service Corp. International 5.375% 1/15/22	505	530
		6,253
Hotels, Restaurants & Leisure - 0.1%
1011778 BC ULC/New Red Finance, Inc. 4.625% 1/15/22 (f)	1,175	1,181
24 Hour Holdings III LLC 8% 6/1/22 (f)	510	405
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	4,300	3,601
Choice Hotels International, Inc. 5.75% 7/1/22	390	419
Chukchansi Economic Development Authority 9.75% 5/30/20 (f)(i)	2,861	1,674
Eldorado Resorts, Inc. 7% 8/1/23 (f)	920	913
FelCor Lodging LP 6% 6/1/25 (f)	620	630
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (f)	680	699
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	4,484	4,675
Isle of Capri Casinos, Inc. 5.875% 3/15/21	475	489
Landry's Acquisition Co. 9.375% 5/1/20 (f)	875	935
Landry's Holdings II, Inc. 10.25% 1/1/18 (f)	900	932
MGM Mirage, Inc.:
6% 3/15/23	1,630	1,654
7.5% 6/1/16	2,855	2,955
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (f)	865	882
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21	4,650	4,336
Playa Resorts Holding BV 8% 8/15/20 (f)	90	91
Scientific Games Corp.:
7% 1/1/22 (f)	1,360	1,391
10% 12/1/22	3,320	3,046
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 3/31/15 (f)(i)	534	0
		30,908
Household Durables - 0.1%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23	775	742
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)	785	761
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)	620	618
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	6,420	6,621
8.25% 2/15/21 (h)	1,485	1,528
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (f)	1,395	1,398
William Lyon Homes, Inc.:
5.75% 4/15/19	470	474
7% 8/15/22	1,835	1,895
8.5% 11/15/20	1,310	1,415
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (f)	1,350	1,249
		16,701
Internet & Catalog Retail - 0.1%
Netflix, Inc. 5.5% 2/15/22 (f)	5,000	5,125
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23 (f)	2,475	2,472
		7,597
Media - 0.9%
21st Century Fox America, Inc. 7.75% 12/1/45	8,012	10,857
Altice SA:
5.375% 7/15/23 (f)	2,375	2,351
7.625% 2/15/25 (f)	4,905	4,660
7.75% 5/15/22 (f)	10,065	9,813
7.75% 7/15/25 (f)	1,665	1,594
7.75% 7/15/25 (f)	1,495	1,458
AMC Entertainment, Inc. 5.75% 6/15/25	2,345	2,333
AMC Networks, Inc. 7.75% 7/15/21	340	363
Anna Merger Sub, Inc. 7.75% 10/1/22 (f)	1,810	1,793
Cable One, Inc. 5.75% 6/15/22 (f)	895	904
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	275	277
5.625% 2/15/24	295	302
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	1,580	1,576
5.25% 3/15/21	3,375	3,409
5.75% 9/1/23	945	964
5.75% 1/15/24	4,235	4,320
5.875% 5/1/27 (f)	3,385	3,317
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (f)	325	319
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (f)	3,345	3,065
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (f)	7,702	7,661
4.908% 7/23/25 (f)	5,177	5,141
Cinemark U.S.A., Inc.:
4.875% 6/1/23	1,275	1,243
5.125% 12/15/22	355	355
Clear Channel Communications, Inc. 5.5% 12/15/16	3,015	2,849
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	755	763
7.625% 3/15/20	585	600
Series B, 6.5% 11/15/22	2,040	2,107
7.625% 3/15/20	4,105	4,249
Columbus International, Inc. 7.375% 3/30/21(f)	7,655	8,057
Discovery Communications LLC 5.05% 6/1/20	168	182
DISH DBS Corp.:
5% 3/15/23	2,675	2,362
5.875% 7/15/22	2,655	2,511
6.75% 6/1/21	3,515	3,462
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (f)	2,640	1,003
Lamar Media Corp.:
5.375% 1/15/24	630	643
5.875% 2/1/22	525	549
Lions Gate Entertainment Corp. 5.25% 8/1/18 (f)	2,415	2,487
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (h)	6,635	7,299
MDC Partners, Inc. 6.75% 4/1/20 (f)	185	183
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (f)(h)	5,870	5,929
National CineMedia LLC:
6% 4/15/22	2,600	2,659
7.875% 7/15/21	1,380	1,439
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (f)	685	676
Numericable Group SA:
4.875% 5/15/19 (f)	4,535	4,563
6% 5/15/22 (f)	13,815	13,815
6.25% 5/15/24 (f)	660	660
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (f)	375	386
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (f)	2,775	2,935
Regal Entertainment Group:
5.75% 3/15/22	1,230	1,238
5.75% 6/15/23	755	748
Sirius XM Radio, Inc.:
5.375% 4/15/25 (f)	1,490	1,471
5.75% 8/1/21 (f)	2,580	2,670
Starz LLC/Starz Finance Corp. 5% 9/15/19	5,000	5,013
Thomson Reuters Corp.:
1.3% 2/23/17	1,794	1,787
3.85% 9/29/24	4,335	4,262
Time Warner Cable, Inc.:
4% 9/1/21	9,654	9,705
4.5% 9/15/42	1,279	1,022
5.5% 9/1/41	2,304	2,075
5.85% 5/1/17	1,621	1,720
6.55% 5/1/37	10,296	10,339
6.75% 7/1/18	1,581	1,751
7.3% 7/1/38	3,823	4,047
8.25% 4/1/19	10,176	11,886
Time Warner, Inc. 2.1% 6/1/19	10,446	10,304
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (f)	1,340	1,377
UPCB Finance VI Ltd. 6.875% 1/15/22 (f)	1,125	1,197
Viacom, Inc.:
2.5% 9/1/18	714	710
3.5% 4/1/17	219	223
Virgin Media Secured Finance PLC 5.25% 1/15/26 (f)	7,830	7,595
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (f)	1,060	1,049
Ziggo Bond Finance BV 5.875% 1/15/25 (f)	1,120	1,081
		223,713
Multiline Retail - 0.0%
Family Tree Escrow LLC:
5.25% 3/1/20 (f)	425	445
5.75% 3/1/23 (f)	2,115	2,215
JC Penney Corp., Inc.:
5.65% 6/1/20	1,357	1,242
5.75% 2/15/18	400	398
7.4% 4/1/37	440	349
8.125% 10/1/19	2,160	2,192
		6,841
Specialty Retail - 0.0%
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (f)	3,260	3,374
Sonic Automotive, Inc.:
5% 5/15/23	195	191
7% 7/15/22	885	949
		4,514
Textiles, Apparel & Luxury Goods - 0.0%
Polymer Group, Inc. 6.875% 6/1/19 (f)	505	513
TOTAL CONSUMER DISCRETIONARY		409,672
CONSUMER STAPLES - 0.7%
Beverages - 0.0%
SABMiller Holdings, Inc. 2.45% 1/15/17 (f)	1,947	1,974
Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC 5.375% 7/15/22 (f)	3,435	3,177
CVS Health Corp.:
3.5% 7/20/22	3,373	3,446
3.875% 7/20/25	6,000	6,135
ESAL GmbH 6.25% 2/5/23 (f)	3,005	2,922
Kroger Co. 3.3% 1/15/21	6,000	6,087
Minerva Luxmbourg SA 7.75% 1/31/23 (f)	4,000	3,910
Rite Aid Corp.:
6.75% 6/15/21	7,375	7,781
6.875% 12/15/28 (f)(h)	3,505	3,908
7.7% 2/15/27	3,220	3,767
9.25% 3/15/20	1,330	1,432
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (f)	2,000	1,990
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	3,161	3,163
3.3% 11/18/21	3,750	3,711
		51,429
Food Products - 0.1%
Cargill, Inc. 6% 11/27/17 (f)	417	455
ConAgra Foods, Inc. 1.9% 1/25/18	2,064	2,049
Darling International, Inc. 5.375% 1/15/22	745	736
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (f)	1,377	1,442
H.J. Heinz Co. 4.875% 2/15/25 (f)	814	879
JBS Investments GmbH:
7.25% 4/3/24 (f)	1,090	1,093
7.75% 10/28/20 (f)	2,850	3,040
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (f)	6,075	5,893
5.875% 7/15/24 (f)	1,370	1,365
Post Holdings, Inc.:
6% 12/15/22 (f)	675	651
6.75% 12/1/21 (f)	1,900	1,914
7.75% 3/15/24 (f)	6,115	6,314
8% 7/15/25 (f)	555	573
William Wrigley Jr. Co.:
1.4% 10/21/16 (f)	3,217	3,220
2% 10/20/17 (f)	4,607	4,634
		34,258
Household Products - 0.0%
Spectrum Brands Holdings, Inc.:
5.75% 7/15/25 (f)	1,435	1,478
6.375% 11/15/20	350	364
6.625% 11/15/22	415	446
		2,288
Personal Products - 0.0%
Prestige Brands, Inc.:
5.375% 12/15/21 (f)	1,660	1,648
8.125% 2/1/20	220	233
Revlon Consumer Products Corp. 5.75% 2/15/21	1,105	1,094
		2,975
Tobacco - 0.4%
Altria Group, Inc.:
2.625% 1/14/20	4,950	4,943
4% 1/31/24	3,123	3,172
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (f)	6,420	6,357
4.25% 7/21/25 (f)	6,420	6,362
Reynolds American, Inc.:
2.3% 6/12/18	2,859	2,876
3.25% 6/12/20	2,364	2,394
3.25% 11/1/22	2,999	2,916
4% 6/12/22	4,375	4,492
4.45% 6/12/25	9,633	9,888
4.75% 11/1/42	8,000	7,408
4.85% 9/15/23	7,000	7,361
5.7% 8/15/35	1,646	1,744
5.85% 8/15/45	12,632	13,649
6.75% 6/15/17	3,979	4,305
7.25% 6/15/37	6,101	7,336
		85,203
TOTAL CONSUMER STAPLES		178,127
ENERGY - 2.4%
Energy Equipment & Services - 0.2%
DCP Midstream LLC:
4.75% 9/30/21 (f)	5,634	5,109
5.35% 3/15/20 (f)	5,174	5,028
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	5,488	5,516
5% 10/1/21	2,280	2,331
6.5% 4/1/20	2,264	2,513
Forum Energy Technologies, Inc. 6.25% 10/1/21	655	590
Gulfmark Offshore, Inc. 6.375% 3/15/22	1,485	950
Noble Holding International Ltd.:
3.05% 3/1/16	756	754
4% 3/16/18	470	464
5.95% 4/1/25	2,995	2,641
6.95% 4/1/45	2,891	2,340
Pacific Drilling V Ltd. 7.25% 12/1/17 (f)	2,355	1,813
Summit Midstream Holdings LLC 7.5% 7/1/21	500	500
Transocean, Inc.:
5.55% 12/15/16 (h)	3,719	3,729
6% 3/15/18	2,060	1,972
6.875% 12/15/21	4,240	3,381
Unit Corp. 6.625% 5/15/21	3,635	3,131
		42,762
Oil, Gas & Consumable Fuels - 2.2%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	1,680	1,583
Alpha Natural Resources, Inc. 9.75% 4/15/18 (i)	1,099	30
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.8037% 8/1/19 (f)(h)	1,345	713
7.125% 11/1/20 (f)	2,165	1,093
7.375% 11/1/21 (f)	1,565	790
Anadarko Petroleum Corp. 6.375% 9/15/17	20,246	21,905
Antero Resources Corp.:
5.125% 12/1/22	7,435	6,730
5.625% 6/1/23 (f)	1,270	1,156
Blue Racer Mistream LLC / Blue Racer Finance Corp. 6.125% 11/15/22 (f)	5,000	4,900
BP Capital Markets PLC:
4.5% 10/1/20	1,106	1,204
4.742% 3/11/21	4,210	4,608
California Resources Corp.:
5% 1/15/20	665	524
5.5% 9/15/21	4,110	3,187
6% 11/15/24	2,040	1,513
Canadian Natural Resources Ltd. 1.75% 1/15/18	2,250	2,219
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	910	819
Cenovus Energy, Inc. 5.7% 10/15/19	5,158	5,635
Chesapeake Energy Corp.:
4.875% 4/15/22	550	399
5.375% 6/15/21	1,340	982
6.125% 2/15/21	395	306
6.875% 11/15/20	100	80
Citgo Holding, Inc. 10.75% 2/15/20 (f)	2,315	2,286
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (f)	1,213	1,210
3.3% 6/1/20 (f)	5,938	5,924
4.5% 6/1/25 (f)	1,813	1,728
CONSOL Energy, Inc. 8% 4/1/23 (f)	5,000	3,775
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	895	814
6.25% 4/1/23 (f)	1,150	1,041
CrownRock LP/CrownRock Finance, Inc. 7.75% 2/15/23 (f)	965	955
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,360	2,312
DCP Midstream Operating LP:
2.5% 12/1/17	2,677	2,529
2.7% 4/1/19	4,139	3,639
3.875% 3/15/23	2,327	1,902
4.95% 4/1/22	1,048	949
5.6% 4/1/44	1,686	1,372
Denbury Resources, Inc. 4.625% 7/15/23	4,625	3,099
Diamondback Energy, Inc. 7.625% 10/1/21	935	982
Duke Energy Field Services:
5.375% 10/15/15 (f)	1,647	1,649
6.45% 11/3/36 (f)	3,753	3,268
El Paso Natural Gas Co. 5.95% 4/15/17	1,260	1,337
Empresa Nacional de Petroleo 4.375% 10/30/24 (f)	4,545	4,424
Enable Midstream Partners LP:
2.4% 5/15/19 (f)	1,656	1,557
3.9% 5/15/24 (f)	1,746	1,533
Enbridge Energy Partners LP 4.2% 9/15/21	6,629	6,688
Energy XXI Gulf Coast, Inc. 11% 3/15/20 (f)	1,775	1,092
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	1,660	1,411
7.75% 9/1/22	2,190	2,015
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	9,120	8,846
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	520	489
Gibson Energy, Inc. 6.75% 7/15/21 (f)	160	156
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	305	278
7% 6/15/23 (f)	1,420	1,321
Gulfstream Natural Gas System LLC 6.95% 6/1/16 (f)	677	701
Halcon Resources Corp. 8.625% 2/1/20 (f)	565	496
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (f)	1,265	1,094
5.75% 10/1/25 (f)	6,625	5,963
7.625% 4/15/21 (f)	951	972
Kodiak Oil & Gas Corp. 8.125% 12/1/19	1,325	1,272
Laredo Petroleum, Inc.:
5.625% 1/15/22	1,740	1,566
6.25% 3/15/23	1,650	1,510
LINN Energy LLC/LINN Energy Finance Corp. 6.5% 5/15/19	3,390	1,449
Marathon Petroleum Corp. 5.125% 3/1/21	3,173	3,452
Motiva Enterprises LLC 5.75% 1/15/20 (f)	3,614	3,966
MPLX LP 4% 2/15/25	962	888
Nakilat, Inc. 6.067% 12/31/33 (f)	1,839	2,101
Nexen, Inc. 6.2% 7/30/19	1,865	2,078
Noble Energy, Inc. 5.875% 6/1/24	700	723
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,975	4,015
Oasis Petroleum, Inc. 6.875% 3/15/22	595	494
Peabody Energy Corp.:
6.25% 11/15/21	2,010	528
10% 3/15/22 (f)	1,380	552
Pemex Project Funding Master Trust 5.75% 3/1/18	21,220	22,785
Petrobras Global Finance BV:
1.9529% 5/20/16 (h)	5,357	5,250
3% 1/15/19	22,701	19,775
3.25% 3/17/17	22,344	21,408
4.375% 5/20/23	3,648	2,866
4.875% 3/17/20	20,511	17,949
5.625% 5/20/43	11,155	7,716
7.25% 3/17/44	28,868	23,239
Petrobras International Finance Co. Ltd.:
3.5% 2/6/17	15,000	14,487
3.875% 1/27/16	5,238	5,235
5.375% 1/27/21	10,725	9,454
5.75% 1/20/20	16,310	14,836
5.875% 3/1/18	2,803	2,750
7.875% 3/15/19	5,564	5,607
Petroleos Mexicanos:
3.5% 7/18/18	7,105	7,240
3.5% 7/23/20 (f)	7,125	7,056
3.5% 1/30/23	4,530	4,214
4.5% 1/23/26 (f)	6,398	6,078
4.875% 1/24/22	2,315	2,350
4.875% 1/18/24	5,974	5,956
5.5% 1/21/21	12,842	13,773
5.5% 6/27/44	22,702	19,643
5.625% 1/23/46 (f)	6,203	5,521
6% 3/5/20	4,075	4,440
6.375% 1/23/45	13,324	12,988
6.5% 6/2/41	7,783	7,783
8% 5/3/19	3,283	3,776
Phillips 66 Co.:
2.95% 5/1/17	1,527	1,560
4.3% 4/1/22	5,338	5,570
Phillips 66 Partners LP 2.646% 2/15/20	527	513
Plains All American Pipeline LP/PAA Finance Corp. 6.125% 1/15/17	1,880	1,995
Range Resources Corp. 4.875% 5/15/25 (f)	3,400	3,060
Rice Energy, Inc.:
6.25% 5/1/22	30	27
7.25% 5/1/23 (f)	665	618
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22	635	578
RSP Permian, Inc. 6.625% 10/1/22 (f)	525	515
Sabine Pass Liquefaction LLC:
5.625% 4/15/23	2,585	2,511
5.625% 3/1/25 (f)	6,075	5,874
5.75% 5/15/24	8,830	8,631
SemGroup Corp. 7.5% 6/15/21	2,610	2,584
Shell International Finance BV 4.375% 5/11/45	6,392	6,298
SM Energy Co. 5.625% 6/1/25	675	599
Southeast Supply Header LLC 4.25% 6/15/24 (f)	4,893	4,703
Southwestern Energy Co.:
3.3% 1/23/18	2,491	2,483
4.05% 1/23/20	4,519	4,474
Spectra Energy Capital, LLC 5.65% 3/1/20	944	1,014
Spectra Energy Partners, LP:
2.95% 6/15/16	1,059	1,070
4.6% 6/15/21	1,296	1,349
Suncor Energy, Inc. 6.1% 6/1/18	7,771	8,593
Sunoco LP / Sunoco Finance Corp.:
5.5% 8/1/20 (f)	6,670	6,637
6.375% 4/1/23 (f)	965	970
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (f)	4,580	4,534
6.375% 8/1/22	570	567
Teekay Corp. 8.5% 1/15/20	120	124
Teine Energy Ltd. 6.875% 9/30/22 (f)	5,104	4,415
The Williams Companies, Inc.:
3.7% 1/15/23	4,147	3,593
4.55% 6/24/24	19,902	17,616
Western Gas Partners LP 5.375% 6/1/21	7,807	8,271
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	585	591
Western Refining, Inc. 6.25% 4/1/21	550	545
Whiting Petroleum Corp. 5.75% 3/15/21	565	506
Williams Partners LP 4.3% 3/4/24	4,038	3,781
WPX Energy, Inc.:
7.5% 8/1/20	1,140	1,095
8.25% 8/1/23	1,715	1,651
		558,467
TOTAL ENERGY		601,229
FINANCIALS - 7.7%
Banks - 3.2%
Associated Banc-Corp. 5.125% 3/28/16	1,852	1,883
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (f)	5,555	5,541
4% 4/14/19 (f)	21,750	20,771
5.5% 7/12/20 (f)	16,673	16,465
5.75% 9/26/23 (f)	5,082	4,777
6.369% 6/16/18 (f)	10,462	10,684
6.5% 6/10/19 (f)	1,763	1,819
Bank of America Corp.:
1.35% 11/21/16	4,652	4,645
1.95% 5/12/18	6,000	5,983
2.6% 1/15/19	66,110	66,568
2.65% 4/1/19	38,587	38,904
3.875% 3/22/17	781	807
3.95% 4/21/25	8,200	7,929
4.2% 8/26/24	6,463	6,404
4.25% 10/22/26	5,465	5,373
5.75% 12/1/17	6,075	6,572
6.5% 8/1/16	1,010	1,057
Barclays PLC 2.75% 11/8/19	4,598	4,584
BB&T Corp. 3.95% 3/22/22	1,495	1,564
Capital One NA 2.95% 7/23/21	7,402	7,207
CIT Group, Inc.:
5% 8/15/22	4,195	4,263
5% 8/1/23	2,755	2,789
5.25% 3/15/18	3,215	3,340
5.375% 5/15/20	2,805	2,931
5.5% 2/15/19 (f)	5,285	5,556
Citigroup, Inc.:
1.3% 11/15/16	5,354	5,349
1.7% 4/27/18	6,410	6,353
1.75% 5/1/18	18,342	18,200
1.85% 11/24/17	30,961	30,944
2.4% 2/18/20	10,000	9,897
2.5% 7/29/19	32,442	32,410
2.55% 4/8/19	14,645	14,716
4.05% 7/30/22	14,700	15,045
4.3% 11/20/26	12,000	11,891
4.45% 1/10/17	14,158	14,702
6% 8/15/17	12,747	13,757
Citizens Financial Group, Inc. 4.15% 9/28/22 (f)	5,782	5,831
Credit Suisse AG 6% 2/15/18	12,547	13,654
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20 (f)	6,421	6,383
3.75% 3/26/25 (f)	6,420	6,211
Credit Suisse New York Branch 5.4% 1/14/20	1,200	1,324
Discover Bank 7% 4/15/20	3,075	3,543
Fifth Third Bancorp:
3.5% 3/15/22	529	534
4.5% 6/1/18	418	444
5.45% 1/15/17	1,848	1,940
HBOS PLC 6.75% 5/21/18 (f)	408	450
HSBC Holdings PLC 4.25% 3/14/24	2,900	2,903
Huntington Bancshares, Inc. 7% 12/15/20	2,561	3,048
Huntington National Bank:
2% 6/30/18	13,000	12,941
2.2% 4/1/19	2,700	2,690
Intesa Sanpaolo SpA:
2.375% 1/13/17	28,255	28,317
3.125% 1/15/16	18,292	18,422
5.017% 6/26/24 (f)	4,062	3,966
JPMorgan Chase & Co.:
3.875% 9/10/24	13,647	13,428
4.125% 12/15/26	91,465	90,757
KeyCorp. 5.1% 3/24/21	519	573
Rabobank Nederland 4.375% 8/4/25	9,821	9,848
Regions Bank 6.45% 6/26/37	10,147	11,884
Regions Financial Corp. 2% 5/15/18	7,154	7,116
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	52,829	53,269
6% 12/19/23	13,834	14,758
6.1% 6/10/23	7,367	7,903
6.125% 12/15/22	35,362	38,092
Sumitomo Mitsui Banking Corp. 1.3% 1/10/17	5,250	5,236
SunTrust Banks, Inc.:
2.35% 11/1/18	2,500	2,512
3.5% 1/20/17	4,123	4,227
Wells Fargo & Co.:
4.1% 6/3/26	13,000	13,047
4.48% 1/16/24	5,192	5,414
		802,345
Capital Markets - 1.5%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	7,219	6,892
4.25% 2/15/24	2,095	2,175
Deutsche Bank AG 4.5% 4/1/25	14,192	13,723
Goldman Sachs Group, Inc.:
1.748% 9/15/17	16,000	15,962
2.375% 1/22/18	10,000	10,099
2.55% 10/23/19	70,000	70,132
2.6% 4/23/20	1,300	1,296
2.625% 1/31/19	25,103	25,357
5.95% 1/18/18	4,242	4,628
6.15% 4/1/18	3,466	3,820
6.25% 9/1/17	19,047	20,700
Lazard Group LLC:
4.25% 11/14/20	4,447	4,676
6.85% 6/15/17	1,063	1,151
Merrill Lynch & Co., Inc. 6.4% 8/28/17	4,204	4,565
Morgan Stanley:
1.875% 1/5/18	13,596	13,596
2.125% 4/25/18	16,388	16,446
2.375% 7/23/19	17,224	17,210
2.5% 1/24/19	97,536	98,400
4% 7/23/25	8,077	8,234
4.875% 11/1/22	7,232	7,651
5.625% 9/23/19	453	504
5.95% 12/28/17	250	272
6.625% 4/1/18	1,494	1,665
Peachtree Corners Funding Trust 3.976% 2/15/25 (f)	7,000	6,925
UBS AG Stamford Branch:
1.375% 6/1/17	4,854	4,831
1.8% 3/26/18	9,485	9,452
2.375% 8/14/19	10,750	10,748
		381,110
Consumer Finance - 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.75% 5/15/17	2,625	2,599
3.75% 5/15/19	2,125	2,112
4.5% 5/15/21	2,325	2,363
5% 10/1/21	1,555	1,607
Ally Financial, Inc.:
3.5% 1/27/19	2,025	2,022
4.625% 5/19/22	1,365	1,370
4.75% 9/10/18	2,295	2,367
6.25% 12/1/17	1,800	1,917
Capital One Financial Corp. 2.45% 4/24/19	4,470	4,427
Discover Financial Services:
3.85% 11/21/22	1,983	1,933
5.2% 4/27/22	2,146	2,264
6.45% 6/12/17	10,512	11,369
Ford Motor Credit Co. LLC:
1.461% 3/27/17	32,000	31,854
1.5% 1/17/17	16,012	15,935
2.375% 3/12/19	17,400	17,182
2.5% 1/15/16	14,000	14,067
2.875% 10/1/18	8,500	8,566
3% 6/12/17	5,430	5,523
5% 5/15/18	8,500	9,049
5.875% 8/2/21	10,438	11,714
General Motors Acceptance Corp. 8% 11/1/31	6,130	7,540
GMAC LLC:
8% 12/31/18	19,035	21,129
8% 11/1/31	18,726	22,171
Hyundai Capital America:
1.45% 2/6/17 (f)	5,366	5,354
1.625% 10/2/15 (f)	1,867	1,867
1.875% 8/9/16 (f)	1,338	1,344
2.125% 10/2/17 (f)	2,063	2,069
2.55% 2/6/19 (f)	5,366	5,348
2.875% 8/9/18 (f)	2,511	2,562
Navient Corp. 5.875% 10/25/24	2,130	1,800
SLM Corp.:
4.875% 6/17/19	5,315	4,970
5.5% 1/15/19	2,150	2,053
5.5% 1/25/23	4,320	3,640
6.125% 3/25/24	4,645	3,948
7.25% 1/25/22	5,140	4,844
8% 3/25/20	5,930	6,004
8.45% 6/15/18	2,980	3,159
Synchrony Financial:
1.875% 8/15/17	1,300	1,294
3% 8/15/19	1,910	1,913
3.75% 8/15/21	7,084	7,025
4.25% 8/15/24	2,903	2,855
		263,129
Diversified Financial Services - 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	2,280	2,310
5.875% 2/1/22	2,725	2,753
6% 8/1/20	2,230	2,302
MSCI, Inc. 5.75% 8/15/25 (f)	870	887
		8,252
Insurance - 0.6%
AIA Group Ltd. 2.25% 3/11/19 (f)	1,203	1,197
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (f)	2,835	2,757
American International Group, Inc.:
3.75% 7/10/25	11,144	11,180
4.875% 6/1/22	5,467	5,961
5.6% 10/18/16	4,975	5,212
5.85% 1/16/18	12,000	13,109
Aon Corp.:
3.125% 5/27/16	3,402	3,456
5% 9/30/20	107	118
Five Corners Funding Trust 4.419% 11/15/23 (f)	8,055	8,343
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (f)(h)	2,008	2,048
Hartford Financial Services Group, Inc. 5.375% 3/15/17	595	628
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (f)	1,675	1,671
Liberty Mutual Group, Inc.:
4.25% 6/15/23 (f)	2,655	2,698
5% 6/1/21 (f)	6,063	6,577
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	3,441	3,768
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (f)	7,265	6,588
5.375% 12/1/41 (f)	2,993	3,322
Metropolitan Life Global Funding I 1.875% 6/22/18 (f)	6,476	6,473
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (f)	3,585	4,250
Pacific Life Insurance Co. 9.25% 6/15/39 (f)	3,048	4,583
Pacific LifeCorp:
5.125% 1/30/43 (f)	6,960	7,135
6% 2/10/20 (f)	8,215	9,243
Prudential Financial, Inc.:
2.3% 8/15/18	783	791
4.5% 11/16/21	1,461	1,594
7.375% 6/15/19	1,880	2,206
Symetra Financial Corp. 6.125% 4/1/16 (f)	6,715	6,883
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (f)	6,853	7,015
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (f)	1,569	1,578
4.125% 11/1/24 (f)	2,275	2,297
Unum Group:
5.625% 9/15/20	2,879	3,222
5.75% 8/15/42	7,108	7,908
7.125% 9/30/16	1,802	1,908
		145,719
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	1,148	1,136
4.6% 4/1/22	1,705	1,769
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,587	1,541
American Tower Corp. 2.8% 6/1/20	6,000	5,927
AvalonBay Communities, Inc. 3.625% 10/1/20	2,452	2,548
Camden Property Trust 2.95% 12/15/22	2,154	2,068
CommonWealth REIT 5.875% 9/15/20	991	1,082
Communications Sales & Leasing, Inc. 6% 4/15/23 (f)	605	569
Corporate Office Properties LP:
3.7% 6/15/21	3,614	3,558
5% 7/1/25	3,069	2,995
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	205	208
DDR Corp.:
3.625% 2/1/25	3,010	2,829
4.625% 7/15/22	3,877	4,031
4.75% 4/15/18	4,595	4,857
7.5% 4/1/17	4,966	5,380
9.625% 3/15/16	1,670	1,743
Duke Realty LP:
3.625% 4/15/23	2,844	2,790
3.75% 12/1/24	2,012	1,959
3.875% 10/15/22	4,799	4,839
4.375% 6/15/22	3,202	3,313
5.5% 3/1/16	2,930	2,988
5.95% 2/15/17	291	309
6.75% 3/15/20	1,161	1,345
8.25% 8/15/19	1,838	2,220
Equity One, Inc.:
3.75% 11/15/22	7,300	7,271
6% 9/15/17	666	719
6.25% 1/15/17	530	561
ERP Operating LP 5.75% 6/15/17	1,446	1,550
Federal Realty Investment Trust 5.9% 4/1/20	1,379	1,569
HCP, Inc.:
3.15% 8/1/22	8,000	7,689
3.875% 8/15/24	11,000	10,601
Health Care REIT, Inc.:
2.25% 3/15/18	12,327	12,344
4.125% 4/1/19	11,300	11,908
4.7% 9/15/17	744	785
HRPT Properties Trust:
6.25% 6/15/17	726	761
6.65% 1/15/18	490	527
Lexington Corporate Properties Trust 4.4% 6/15/24	1,905	1,918
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	1,769	1,738
4.5% 4/1/27 (f)	21,587	20,738
4.95% 4/1/24	1,785	1,837
5.875% 3/15/24	3,200	3,368
6.75% 10/15/22	1,885	1,956
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,250	1,218
5% 12/15/23	980	1,033
Weingarten Realty Investors 3.375% 10/15/22	1,098	1,075
WP Carey, Inc. 4% 2/1/25	7,547	7,295
		160,465
Real Estate Management & Development - 0.6%
BioMed Realty LP:
2.625% 5/1/19	2,987	2,982
3.85% 4/15/16	8,385	8,494
4.25% 7/15/22	2,511	2,561
6.125% 4/15/20	1,822	2,051
Brandywine Operating Partnership LP:
3.95% 2/15/23	6,445	6,329
4.1% 10/1/24	5,444	5,416
4.55% 10/1/29	5,444	5,287
4.95% 4/15/18	4,256	4,520
5.7% 5/1/17	268	283
6% 4/1/16	2,467	2,529
CBRE Group, Inc.:
5% 3/15/23	4,110	4,149
5.25% 3/15/25	2,580	2,647
Digital Realty Trust LP:
3.95% 7/1/22	4,317	4,322
5.25% 3/15/21	2,876	3,131
Essex Portfolio LP 5.5% 3/15/17	3,414	3,601
Howard Hughes Corp. 6.875% 10/1/21 (f)	1,690	1,762
Kennedy-Wilson, Inc. 5.875% 4/1/24	795	774
Liberty Property LP:
3.375% 6/15/23	2,951	2,840
4.125% 6/15/22	2,746	2,807
4.75% 10/1/20	6,595	7,114
5.5% 12/15/16	2,022	2,116
Mack-Cali Realty LP:
2.5% 12/15/17	4,037	4,050
3.15% 5/15/23	6,708	5,954
4.5% 4/18/22	1,689	1,683
5.8% 1/15/16	4,250	4,313
7.75% 8/15/19	2,149	2,475
Mid-America Apartments LP 4.3% 10/15/23	1,086	1,111
Post Apartment Homes LP 3.375% 12/1/22	1,196	1,163
Prime Property Funding, Inc. 5.7% 4/15/17 (f)	3,471	3,632
Realogy Corp. 9% 1/15/20 (f)	1,170	1,240
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (f)	1,760	1,771
Realogy Group LLC/Sunshine Group Florida Ltd. 3.375% 5/1/16 (f)	2,125	2,130
Reckson Operating Partnership LP 6% 3/31/16	1,675	1,717
Regency Centers LP 5.875% 6/15/17	1,447	1,553
Tanger Properties LP:
3.75% 12/1/24	3,781	3,694
3.875% 12/1/23	2,341	2,324
6.125% 6/1/20	7,035	7,998
Ventas Realty LP:
1.25% 4/17/17	2,655	2,635
1.55% 9/26/16	921	923
3.5% 2/1/25	1,837	1,738
4.125% 1/15/26	2,088	2,067
4.375% 2/1/45	1,098	988
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	3,611	3,621
4% 4/30/19	1,771	1,852
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23	510	474
		136,821
TOTAL FINANCIALS		1,897,841
HEALTH CARE - 1.3%
Biotechnology - 0.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (f)	730	747
Amgen, Inc. 1.25% 5/22/17	11,041	11,011
		11,758
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 6.375% 7/1/23 (f)	625	641
Boston Scientific Corp. 3.375% 5/15/22	16,713	16,225
Hologic, Inc. 5.25% 7/15/22 (f)	1,505	1,533
		18,399
Health Care Providers & Services - 0.7%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	680	693
Community Health Systems, Inc.:
5.125% 8/1/21	840	863
6.875% 2/1/22	1,115	1,185
DaVita HealthCare Partners, Inc.:
5% 5/1/25	2,315	2,269
5.125% 7/15/24	2,535	2,524
5.75% 8/15/22	1,215	1,293
Envision Healthcare Corp. 5.125% 7/1/22 (f)	1,040	1,054
Express Scripts Holding Co.:
3.9% 2/15/22	1,585	1,602
4.75% 11/15/21	14,348	15,337
HCA Holdings, Inc.:
3.75% 3/15/19	9,592	9,640
4.25% 10/15/19	3,850	3,927
4.75% 5/1/23	3,020	3,061
5% 3/15/24	1,755	1,797
5.375% 2/1/25	9,835	9,983
5.875% 3/15/22	10,110	10,995
5.875% 5/1/23	2,555	2,702
6.25% 2/15/21	1,415	1,535
6.5% 2/15/20	20,898	23,092
7.5% 2/15/22	3,250	3,728
HealthSouth Corp.:
5.125% 3/15/23	800	792
5.75% 11/1/24	3,005	3,047
5.75% 11/1/24 (f)	890	902
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (f)	6,365	6,308
Kindred Escrow Corp. II:
8% 1/15/20 (f)	1,180	1,293
8.75% 1/15/23 (f)	1,180	1,322
Legend Acquisition, Inc. 10.75% 8/15/20 (f)(i)	2,005	0
McKesson Corp. 2.284% 3/15/19	5,400	5,408
Medco Health Solutions, Inc.:
2.75% 9/15/15	3,610	3,612
4.125% 9/15/20	3,728	3,939
Quintiles Transnational Corp. 4.875% 5/15/23 (f)	1,070	1,091
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	625	653
Tenet Healthcare Corp.:
4.375% 10/1/21	2,040	2,040
4.5% 4/1/21	1,030	1,035
5% 3/1/19	11,690	11,669
6% 10/1/20	1,145	1,225
6.75% 6/15/23	7,355	7,576
8.125% 4/1/22	4,590	5,083
UnitedHealth Group, Inc.:
3.35% 7/15/22	2,324	2,377
3.75% 7/15/25	6,406	6,557
WellPoint, Inc. 1.875% 1/15/18	161	160
		163,369
Health Care Technology - 0.0%
Emdeon, Inc. 6% 2/15/21 (f)	1,155	1,138
IMS Health, Inc. 6% 11/1/20 (f)	715	735
		1,873
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,499	1,491
2.4% 2/1/19	945	943
		2,434
Pharmaceuticals - 0.5%
AbbVie, Inc.:
1.75% 11/6/17	5,738	5,733
3.6% 5/14/25	6,397	6,290
Actavis Funding SCS:
1.3% 6/15/17	10,935	10,838
2.45% 6/15/19	3,241	3,214
3% 3/12/20	5,472	5,447
3.45% 3/15/22	9,527	9,318
3.8% 3/15/25	6,866	6,651
Concordia Healthcare Corp. 7% 4/15/23 (f)	2,445	2,525
Endo Finance LLC 5.375% 1/15/23 (f)	350	353
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (f)	4,625	4,810
6% 2/1/25 (f)	4,195	4,310
Forest Laboratories, Inc. 4.375% 2/1/19 (f)	2,160	2,257
JLL/Delta Dutch Newco BV 7.5% 2/1/22 (f)	8,675	9,044
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (f)(h)	3,315	3,398
Mylan, Inc. 1.35% 11/29/16	1,757	1,741
Perrigo Co. PLC:
1.3% 11/8/16	1,437	1,428
2.3% 11/8/18	1,537	1,533
Perrigo Finance PLC:
3.5% 12/15/21	1,350	1,317
3.9% 12/15/24	2,011	1,948
4.9% 12/15/44	883	838
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (f)	498	555
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (f)	4,735	4,818
5.5% 3/1/23 (f)	1,750	1,774
5.625% 12/1/21 (f)	810	826
5.875% 5/15/23 (f)	8,150	8,313
6.125% 4/15/25 (f)	10,225	10,532
6.75% 8/15/18 (f)	3,620	3,787
7.5% 7/15/21 (f)	1,575	1,691
VPI Escrow Corp. 6.375% 10/15/20 (f)	1,445	1,506
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,940	1,933
Zoetis, Inc. 1.875% 2/1/18	898	892
		119,620
TOTAL HEALTH CARE		317,453
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc. 6.375% 6/1/19 (f)	3,650	4,139
DigitalGlobe, Inc. 5.25% 2/1/21 (f)	425	408
TransDigm, Inc.:
6% 7/15/22	1,155	1,138
6.5% 7/15/24	1,135	1,109
6.5% 5/15/25 (f)	7,335	7,216
		14,010
Airlines - 0.0%
Continental Airlines, Inc.:
pass-thru trust certificates:
8.388% 5/1/22	6	7
9.798% 4/1/21	2,120	2,321
6.125% 4/29/18	415	431
6.648% 3/15/19	1,021	1,049
6.9% 7/2/19	413	431
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	1,476	1,564
8.36% 1/20/19	905	969
		6,772
Building Products - 0.1%
Builders FirstSource, Inc. 10.75% 8/15/23 (f)	3,575	3,629
HD Supply, Inc. 5.25% 12/15/21 (f)	1,985	2,040
HMAN Finance Sub Corp. 6.375% 7/15/22 (f)	510	478
Nortek, Inc. 8.5% 4/15/21	925	991
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (f)	440	450
6.125% 4/1/25 (f)	440	450
USG Corp.:
5.875% 11/1/21 (f)	255	265
6.3% 11/15/16	170	175
7.875% 3/30/20 (f)	905	962
9.75% 1/15/18 (h)	975	1,097
		10,537
Commercial Services & Supplies - 0.1%
ADT Corp. 6.25% 10/15/21	1,140	1,177
APX Group, Inc.:
6.375% 12/1/19	9,530	9,256
8.75% 12/1/20	10,790	9,468
Cenveo Corp. 6% 8/1/19 (f)	730	615
Clean Harbors, Inc. 5.125% 6/1/21	740	747
Covanta Holding Corp.:
6.375% 10/1/22	875	899
7.25% 12/1/20	775	809
Garda World Security Corp.:
7.25% 11/15/21 (f)	475	444
7.25% 11/15/21 (f)	525	491
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (f)	215	221
TMS International Corp. 7.625% 10/15/21 (f)	255	244
		24,371
Machinery - 0.0%
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (f)	475	449
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	1,481	1,468
Schaeffler Finance BV:
4.25% 5/15/21 (f)	1,760	1,712
4.75% 5/15/21 (f)	3,160	3,107
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (f)	950	703
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19	455	494
		7,933
Marine - 0.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (f)	630	602
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (f)	3,065	2,544
8.125% 2/15/19	975	775
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (f)	700	646
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	755	589
		5,156
Professional Services - 0.0%
FTI Consulting, Inc. 6% 11/15/22	2,405	2,525
Road & Rail - 0.0%
Hertz Corp.:
5.875% 10/15/20	1,120	1,132
6.25% 10/15/22	800	814
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (f)	1,115	783
		2,729
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.125% 1/15/18	2,759	2,731
2.625% 9/4/18	6,100	6,084
3.75% 2/1/22	6,505	6,501
3.875% 4/1/21	5,301	5,354
4.25% 9/15/24	4,566	4,515
4.75% 3/1/20	4,617	4,888
Aircastle Ltd. 5.5% 2/15/22	1,340	1,387
Ashtead Capital, Inc. 5.625% 10/1/24 (f)	1,825	1,812
International Lease Finance Corp.:
3.875% 4/15/18	4,400	4,422
5.75% 5/15/16	1,840	1,875
5.875% 8/15/22	4,385	4,730
6.25% 5/15/19	3,035	3,270
7.125% 9/1/18 (f)	5,560	6,145
8.25% 12/15/20	4,165	4,936
8.625% 9/15/15 (h)	4,640	4,646
8.625% 1/15/22	3,910	4,780
NES Rentals Holdings, Inc. 7.875% 5/1/18 (f)	365	362
United Rentals North America, Inc.:
4.625% 7/15/23	1,220	1,200
5.5% 7/15/25	975	941
VWR Funding, Inc. 7.25% 9/15/17	2,695	2,775
		73,354
TOTAL INDUSTRIALS		147,387
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (f)	395	406
6.75% 11/15/20 (f)	1,980	2,114
Hughes Satellite Systems Corp. 6.5% 6/15/19	5,408	5,895
Lucent Technologies, Inc.:
6.45% 3/15/29	5,541	5,794
6.5% 1/15/28	1,110	1,154
		15,363
Electronic Equipment & Components - 0.0%
Anixter International, Inc. 5.625% 5/1/19	705	738
Sanmina Corp. 4.375% 6/1/19 (f)	1,295	1,300
Tyco Electronics Group SA:
2.375% 12/17/18	1,087	1,092
6.55% 10/1/17	815	894
		4,024
Internet Software & Services - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	885	905
VeriSign, Inc. 4.625% 5/1/23	1,225	1,194
		2,099
IT Services - 0.1%
Audatex North America, Inc.:
6% 6/15/21 (f)	4,565	4,458
6.125% 11/1/23 (f)	4,775	4,733
CDW LLC/CDW Finance Corp. 6% 8/15/22	1,670	1,751
First Data Corp.:
5.375% 8/15/23 (f)	2,645	2,678
11.25% 1/15/21	1,918	2,119
11.75% 8/15/21	497	560
Global Cash Access, Inc. 10% 1/15/22 (f)	565	534
Xerox Corp. 2.95% 3/15/17	947	962
		17,795
Semiconductors & Semiconductor Equipment - 0.0%
Entegris, Inc. 6% 4/1/22 (f)	365	370
Micron Technology, Inc.:
5.25% 1/15/24 (f)	1,180	1,094
5.875% 2/15/22	880	867
NXP BV/NXP Funding LLC 5.75% 2/15/21 (f)	1,595	1,665
		3,996
Software - 0.0%
Activision Blizzard, Inc. 6.125% 9/15/23 (f)	1,255	1,349
Blue Coat Systems, Inc. 8.375% 6/1/23 (f)	3,885	3,893
BMC Software Finance, Inc. 8.125% 7/15/21 (f)	2,645	2,162
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (f)(h)	1,720	1,273
		8,677
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc. 4.375% 5/13/45	6,392	6,318
TOTAL INFORMATION TECHNOLOGY		58,272
MATERIALS - 0.2%
Chemicals - 0.0%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (f)	1,250	1,006
LSB Industries, Inc. 7.75% 8/1/19	425	428
PolyOne Corp. 5.25% 3/15/23	1,360	1,333
SPCM SA 6% 1/15/22 (f)	555	561
The Chemours Company LLC:
6.625% 5/15/23 (f)	1,985	1,727
7% 5/15/25 (f)	505	432
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (f)	585	626
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (f)	885	896
5.625% 10/1/24 (f)	355	366
		7,375
Construction Materials - 0.0%
CEMEX Finance LLC 6% 4/1/24 (f)	1,600	1,520
Prince Mineral Holding Corp. 11.5% 12/15/19 (f)	405	348
		1,868
Containers & Packaging - 0.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (f)(h)	877	909
Ardagh Packaging Finance PLC 9.125% 10/15/20 (f)	685	719
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (f)	800	794
6.25% 1/31/19 (f)	680	694
6.75% 1/31/21 (f)	785	801
7% 11/15/20 (f)	126	127
9.125% 10/15/20 (f)	690	721
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (f)	2,135	1,857
Crown Americas LLC/Crown Americas Capital Corp. III 6.25% 2/1/21	2,040	2,124
Owens-Illinois, Inc. 7.8% 5/15/18	350	387
Sealed Air Corp. 6.5% 12/1/20 (f)	1,065	1,179
		10,312
Metals & Mining - 0.1%
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (f)	255	250
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (f)	1,410	1,283
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (f)	7,189	7,234
4.5% 8/13/23 (Reg. S)	8,600	8,691
4.875% 11/4/44 (f)	1,735	1,538
4.875% 11/4/44 (Reg. S)	4,000	3,545
Edgen Murray Corp. 8.75% 11/1/20 (f)	737	792
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	5,635	4,466
Murray Energy Corp. 11.25% 4/15/21 (f)	3,350	1,549
New Gold, Inc.:
6.25% 11/15/22 (f)	615	520
7% 4/15/20 (f)	345	331
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	3,375	3,080
11.25% 10/15/18	755	702
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (f)	595	574
Walter Energy, Inc.:
9.5% 10/15/19 (f)(i)	1,115	438
12% 4/1/20 pay-in-kind (f)(h)(i)	912	18
		35,011
Paper & Forest Products - 0.0%
Clearwater Paper Corp. 4.5% 2/1/23	1,250	1,188
TOTAL MATERIALS		55,754
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.8%
Altice Financing SA:
6.5% 1/15/22 (f)	2,300	2,306
6.625% 2/15/23 (f)	2,620	2,607
7.875% 12/15/19 (f)	550	575
Altice Finco SA:
8.125% 1/15/24 (f)	315	318
9.875% 12/15/20 (f)	585	642
AT&T, Inc. 2.45% 6/30/20	4,383	4,342
BellSouth Capital Funding Corp. 7.875% 2/15/30	68	82
Broadview Networks Holdings, Inc. 10.5% 11/15/17	1,908	1,784
CenturyLink, Inc.:
5.15% 6/15/17	440	451
6% 4/1/17	3,101	3,233
6.15% 9/15/19	3,331	3,489
Eileme 2 AB 11.625% 1/31/20 (f)	1,725	1,887
Embarq Corp.:
7.082% 6/1/16	3,728	3,853
7.995% 6/1/36	37,546	39,705
FairPoint Communications, Inc. 8.75% 8/15/19 (f)	1,340	1,407
GCI, Inc. 6.875% 4/15/25	1,350	1,387
Intelsat Luxembourg SA:
7.75% 6/1/21	4,960	3,716
8.125% 6/1/23	1,090	801
Level 3 Communications, Inc. 5.75% 12/1/22	1,295	1,292
Level 3 Financing, Inc.:
5.375% 8/15/22	2,110	2,117
6.125% 1/15/21	1,405	1,472
7% 6/1/20	1,460	1,537
Lynx I Corp. 5.375% 4/15/21 (f)	693	710
Lynx II Corp. 6.375% 4/15/23 (f)	435	452
Sable International Finance Ltd. 6.875% 8/1/22 (f)	1,915	1,934
Sprint Capital Corp.:
6.875% 11/15/28	1,005	864
6.9% 5/1/19	3,975	4,030
8.75% 3/15/32	1,500	1,419
Verizon Communications, Inc.:
2.625% 2/21/20	8,000	8,003
4.5% 9/15/20	38,502	41,412
5.012% 8/21/54	19,396	17,693
6.1% 4/15/18	1,909	2,102
6.25% 4/1/37	3,729	4,179
6.4% 9/15/33	5,323	6,069
6.55% 9/15/43	13,650	16,117
Virgin Media Finance PLC 6% 10/15/24 (f)	930	954
Wind Acquisition Finance SA 4.75% 7/15/20 (f)	1,670	1,683
		186,624
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV 2.375% 9/8/16	307	310
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (f)	3,050	3,477
Digicel Group Ltd.:
6% 4/15/21 (f)	2,805	2,569
6.75% 3/1/23 (f)	1,215	1,115
7.125% 4/1/22 (f)	2,000	1,743
8.25% 9/30/20 (f)	5,870	5,430
Intelsat Jackson Holdings SA:
5.5% 8/1/23	2,315	2,037
6.625% 12/15/22 (Reg. S)	5,045	4,414
7.5% 4/1/21	3,895	3,773
SBA Communications Corp. 5.625% 10/1/19	1,870	1,954
Sprint Communications, Inc.:
6% 11/15/22	13,365	12,029
9% 11/15/18 (f)	6,595	7,345
Sprint Corp.:
7.125% 6/15/24	870	804
7.25% 9/15/21	2,575	2,504
7.875% 9/15/23	2,575	2,475
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	940	962
6% 3/1/23	2,590	2,640
6.25% 4/1/21	2,010	2,076
6.464% 4/28/19	420	432
6.542% 4/28/20	1,475	1,538
6.625% 4/1/23	15,005	15,650
6.633% 4/28/21	1,335	1,395
6.731% 4/28/22	985	1,034
6.836% 4/28/23	385	403
		78,109
TOTAL TELECOMMUNICATION SERVICES		264,733
UTILITIES - 1.1%
Electric Utilities - 0.8%
AmerenUE 6.4% 6/15/17	4,026	4,377
American Transmission Systems, Inc. 5% 9/1/44 (f)	2,007	2,051
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (f)	3,934	4,468
6.4% 9/15/20 (f)	10,769	12,330
Edison International 3.75% 9/15/17	3,355	3,494
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (i)	3,339	3,556
12.25% 3/1/22 (f)(i)	10,834	11,579
Entergy Corp. 4% 7/15/22	6,500	6,548
Eversource Energy 1.45% 5/1/18	1,511	1,491
Exelon Corp.:
1.55% 6/9/17	1,266	1,263
3.95% 6/15/25	5,966	5,974
FirstEnergy Corp.:
2.75% 3/15/18	10,020	10,052
4.25% 3/15/23	23,348	23,394
7.375% 11/15/31	31,788	38,260
FirstEnergy Solutions Corp. 6.05% 8/15/21	9,830	10,693
InterGen NV 7% 6/30/23 (f)	2,735	2,386
IPALCO Enterprises, Inc. 3.45% 7/15/20 (f)	10,457	10,274
LG&E and KU Energy LLC:
2.125% 11/15/15	3,785	3,795
3.75% 11/15/20	745	781
Mirant Americas Generation LLC 9.125% 5/1/31	460	386
Nevada Power Co.:
6.5% 5/15/18	5,100	5,704
6.5% 8/1/18	1,191	1,343
NSG Holdings II, LLC 7.75% 12/15/25 (f)	4,708	5,191
NV Energy, Inc. 6.25% 11/15/20	1,666	1,930
Pennsylvania Electric Co. 6.05% 9/1/17	450	488
Pepco Holdings, Inc. 2.7% 10/1/15	3,805	3,810
Progress Energy, Inc. 4.4% 1/15/21	336	358
RJS Power Holdings LLC 5.125% 7/15/19 (f)	2,150	2,032
TECO Finance, Inc.:
4% 3/15/16	1,242	1,261
5.15% 3/15/20	2,029	2,216
West Penn Power Co. 5.95% 12/15/17 (f)	10,500	11,406
		192,891
Gas Utilities - 0.0%
AmeriGas Finance LLC/AmeriGas Finance Corp. 7% 5/20/22	1,785	1,852
Southern Natural Gas Co. 5.9% 4/1/17 (f)	260	274
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,753	1,793
Texas Eastern Transmission LP 6% 9/15/17 (f)	948	1,024
		4,943
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.:
5.375% 1/15/23	1,475	1,423
5.75% 1/15/25	635	615
6% 1/15/22 (f)	1,115	1,186
7.875% 1/15/23 (f)	2,470	2,643
Dynegy, Inc.:
6.75% 11/1/19	1,075	1,115
7.375% 11/1/22	4,055	4,197
7.625% 11/1/24	3,465	3,606
GenOn Energy, Inc. 9.875% 10/15/20	1,743	1,647
NRG Energy, Inc. 6.625% 3/15/23	2,550	2,505
PPL Energy Supply LLC 6.5% 6/1/25 (f)	1,100	1,020
TerraForm Power Operating LLC:
5.875% 2/1/23 (f)	845	803
6.125% 6/15/25 (f)	435	410
The AES Corp. 5.5% 3/15/24	745	711
TXU Corp.:
5.55% 11/15/14 (i)	61	60
6.5% 11/15/24 (i)	3,550	3,497
6.55% 11/15/34 (i)	7,200	7,092
		32,530
Multi-Utilities - 0.2%
Dominion Resources, Inc.:
2.5818% 9/30/66 (h)	19,347	16,846
7.5% 6/30/66 (h)	2,474	2,205
NiSource Finance Corp.:
5.45% 9/15/20	5,259	5,883
6.4% 3/15/18	983	1,092
6.8% 1/15/19	2,710	3,092
PG&E Corp. 2.4% 3/1/19	791	793
Puget Energy, Inc. 6% 9/1/21	691	790
Sempra Energy 2.3% 4/1/17	5,903	5,976
Wisconsin Energy Corp. 6.25% 5/15/67 (h)	3,876	3,358
		40,035
TOTAL UTILITIES		270,399

TOTAL NONCONVERTIBLE BONDS		4,200,867

TOTAL CORPORATE BONDS
(Cost $4,216,418)		4,203,610

U.S. Government and Government Agency Obligations - 4.3%
U.S. Treasury Inflation-Protected Obligations - 0.8%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$85,443	$76,860
1.375% 2/15/44	72,144	75,778
U.S. Treasury Inflation-Indexed Notes 0.25% 1/15/25	44,190	42,607

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		195,245

U.S. Treasury Obligations - 3.5%
U.S. Treasury Bonds:
2.875% 8/15/45	55,290	54,404
3% 5/15/45	166,609	167,789
U.S. Treasury Notes:
0.5% 8/31/16	96,300	96,358
0.625% 8/15/16	50,000	50,084
1% 8/31/16	200,000	201,086
1% 8/15/18	32,700	32,645
1.5% 5/31/20	45,576	45,540
1.625% 7/31/20	15,490	15,542
2% 8/15/25	13,160	12,908
2.125% 5/15/25	191,779	190,061

TOTAL U.S. TREASURY OBLIGATIONS		866,417

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,075,097)		1,061,662

U.S. Government Agency - Mortgage Securities - 1.1%
Fannie Mae - 0.7%
2.302% 6/1/36 (h)	125	134
2.5% 1/1/28 to 4/1/43	12,820	12,998
2.546% 7/1/37 (h)	210	225
3% 5/1/27 to 8/1/45	14,000	14,081
3% 9/1/45 (j)	12,900	12,955
3% 9/1/45 (j)	8,800	8,838
3% 9/1/45 (j)	2,600	2,611
3% 10/1/45 (j)	1,500	1,503
3.5% 11/1/25 to 8/1/45	14,772	15,376
3.5% 9/1/45 (j)	2,200	2,280
3.5% 9/1/45 (j)	6,000	6,217
3.5% 9/1/45 (j)	3,800	3,938
3.5% 9/1/45 (j)	16,000	16,580
4% 11/1/40 to 7/1/45	15,861	16,915
4% 9/1/45 (j)	7,500	7,965
4% 9/1/45 (j)	7,200	7,647
4% 9/1/45 (j)	1,000	1,062
4.5% 11/1/19 to 4/1/45	20,727	22,551
4.5% 9/1/45 (j)	7,900	8,558
4.5% 9/1/45 (j)	5,000	5,416
5% 4/1/41 to 10/1/41	3,287	3,634
5.5% 9/1/23 to 4/1/39	3,323	3,722
6% 7/1/35 to 8/1/37	2,655	3,039
6.5% 7/1/32 to 8/1/36	457	532

TOTAL FANNIE MAE		178,777

Freddie Mac - 0.3%
3% 3/1/45 to 7/1/45	13,973	14,010
3.155% 10/1/35 (h)	119	126
3.5% 8/1/42 to 6/1/45	13,658	14,153
4% 6/1/24 to 8/1/44	13,914	14,847
4.5% 3/1/41 to 4/1/41	7,080	7,686
5% 3/1/19 to 7/1/41	2,946	3,214
5.5% 1/1/38 to 6/1/41	8,637	9,628
6% 7/1/37 to 8/1/37	235	268
6.5% 3/1/36	1,750	2,034

TOTAL FREDDIE MAC		65,966

Ginnie Mae - 0.1%
3% 6/20/45	1,194	1,211
3.5% 7/20/42 to 8/20/45	13,796	14,386
4% 8/15/39 to 7/20/45	8,790	9,375
4.5% 4/20/41	2,511	2,721
5% 2/15/39 to 5/15/39	757	841
5.5% 6/15/35 to 9/15/39	2,449	2,783

TOTAL GINNIE MAE		31,317

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $274,796)		276,060

Asset-Backed Securities - 0.3%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.9044% 4/25/35 (h)	$504	$453
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 1.8494% 3/25/34 (h)	198	189
AmeriCredit Automobile Receivables Trust Series 2013-4:
Class C, 2.72% 9/9/19	1,240	1,262
Class D, 3.31% 10/8/19	770	788
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2494% 12/25/33 (h)	37	34
Series 2004-R2 Class M3, 1.0244% 4/25/34 (h)	68	50
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9794% 3/25/34 (h)	36	34
Series 2004-W11 Class M2, 1.2494% 11/25/34 (h)	426	414
Series 2004-W7 Class M1, 1.0244% 5/25/34 (h)	1,108	1,066
Series 2006-W4 Class A2C, 0.3594% 5/25/36 (h)	880	314
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE2 Class M1, 1.0244% 4/25/34 (h)	1,313	1,205
Series 2006-HE2 Class M1, 0.5694% 3/25/36 (h)	15	0
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3394% 12/25/36 (h)	1,368	902
Countrywide Home Loans, Inc.:
Series 2004-3 Class M4, 1.6544% 4/25/34 (h)	53	48
Series 2004-4 Class M2, 0.9944% 6/25/34 (h)	79	72
Series 2004-7 Class AF5, 5.868% 1/25/35	1,533	1,596
Fannie Mae Series 2004-T5 Class AB3, 0.9538% 5/28/35 (h)	30	27
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.3744% 8/25/34 (h)	221	207
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0244% 3/25/34 (h)	8	7
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9344% 1/25/35 (h)	720	614
Class M4, 1.2194% 1/25/35 (h)	264	170
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.7091% 2/25/47 (f)(h)	951	889
GE Business Loan Trust Series 2006-2A:
Class A, 0.3776% 11/15/34 (f)(h)	541	520
Class B, 0.4776% 11/15/34 (f)(h)	196	182
Class C, 0.5776% 11/15/34 (f)(h)	325	286
Class D, 0.9476% 11/15/34 (f)(h)	124	102
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.5194% 8/25/33 (h)	190	180
Series 2003-3 Class M1, 1.4894% 8/25/33 (h)	345	333
Series 2003-5 Class A2, 0.8905% 12/25/33 (h)	25	23
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3894% 1/25/37 (h)	1,137	758
Invitation Homes Trust Series 2015-SFR3 Class E, 3.933% 8/17/32 (f)(h)	2,913	2,887
JPMorgan Mortgage Acquisition Trust:
Series 2006-NC2 Class M2, 0.4905% 7/25/36 (h)	2,224	919
Series 2007-CH1 Class AV4, 0.3205% 11/25/36 (h)	291	290
KeyCorp Student Loan Trust:
Series 1999-A Class A2, 0.612% 12/27/29 (h)	106	105
Series 2006-A Class 2C, 1.432% 3/27/42 (h)	2,016	997
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4994% 5/25/37 (h)	257	4
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.9494% 7/25/34 (h)	82	69
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1744% 7/25/34 (h)	240	219
Series 2006-FM1 Class A2B, 0.3094% 4/25/37 (h)	183	182
Series 2006-OPT1 Class A1A, 0.7194% 6/25/35 (h)	1,213	1,172
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8794% 8/25/34 (h)	44	41
Series 2005-NC1 Class M1, 0.8594% 1/25/35 (h)	220	207
Series 2005-NC2 Class B1, 1.9544% 3/25/35 (h)	171	3
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.7005% 9/25/35 (h)	1,083	963
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.0744% 9/25/34 (h)	405	383
Class M4, 2.3744% 9/25/34 (h)	519	240
Series 2005-WCH1 Class M4, 1.4444% 1/25/36 (h)	1,120	987
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9994% 4/25/33 (h)	4	4
Santander Drive Auto Receivables Trust:
Series 2014-2 Class C, 2.33% 11/15/19	5,443	5,470
Series 2014-3:
Class B, 1.45% 5/15/19	19,055	19,055
Class C, 2.13% 8/17/20	19,051	19,144
Series 2014-4 Class C, 2.6% 11/16/20	3,030	3,053
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9944% 3/25/35 (h)	603	555
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.2359% 6/15/33 (h)	520	504
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.9244% 9/25/34 (h)	32	28
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0594% 9/25/34 (h)	22	20
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 0.8435% 4/6/42 (f)(h)	1,530	872
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0951% 10/25/44 (f)(h)	1,358	1,354
TOTAL ASSET-BACKED SECURITIES
(Cost $65,283)		72,452

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7594% 1/25/35 (h)	828	805
Citigroup Mortgage Loan Trust sequential payer Series 2012-A Class A, 2.5% 6/25/51 (f)	2,264	2,227
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.5683% 10/25/34 (h)	444	441
Granite Master Issuer PLC floater:
Series 2006-3 Class M2, 0.7628% 12/20/54 (h)	4,540	4,435
Series 2006-4 Class M1, 0.5428% 12/20/54 (h)	829	808
Series 2007-1:
Class 1M1, 0.5028% 12/20/54 (h)	1,114	1,075
Class 2M1, 0.7028% 12/20/54 (h)	1,431	1,402
Series 2007-2 Class 2C1, 1.0576% 12/17/54 (h)	1,981	1,926
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.737% 1/20/44 (h)	326	323
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 2.5847% 8/25/36 (h)	956	808
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4094% 5/25/47 (h)	287	265
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3694% 2/25/37 (h)	584	526
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4894% 7/25/35 (h)	772	731
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.5385% 6/10/35 (f)(h)	293	266
Class B6, 3.0385% 6/10/35 (f)(h)	62	57
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.3234% 7/20/34 (h)	18	17
Structured Asset Securities Corp. Series 2003-15A Class 4A, 2.5121% 4/25/33 (h)	131	129
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 0.3994% 9/25/36 (h)	1,178	1,119
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 0.8305% 9/25/43 (h)	1,896	1,830

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $12,405)		19,190

Commercial Mortgage Securities - 1.8%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4464% 2/14/43 (h)(k)	219	3
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-3 Class A4, 5.889% 7/10/44	6,933	7,058
Series 2006-6 Class A3, 5.369% 10/10/45	1,824	1,833
Series 2006-6 Class E, 5.619% 10/10/45 (f)	527	59
Series 2007-3 Class A4, 5.5746% 6/10/49 (h)	13,482	14,119
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	1,806	1,889
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1.4744% 12/25/33 (f)(h)	25	23
Series 2005-3A:
Class A2, 0.5994% 11/25/35 (f)(h)	233	208
Class M1, 0.6394% 11/25/35 (f)(h)	31	26
Class M2, 0.6894% 11/25/35 (f)(h)	39	31
Class M3, 0.7094% 11/25/35 (f)(h)	35	27
Class M4, 0.7994% 11/25/35 (f)(h)	43	33
Series 2005-4A:
Class A2, 0.5894% 1/25/36 (f)(h)	598	532
Class B1, 1.5994% 1/25/36 (f)(h)	25	16
Class M1, 0.6494% 1/25/36 (f)(h)	193	156
Class M2, 0.6694% 1/25/36 (f)(h)	58	45
Class M3, 0.6994% 1/25/36 (f)(h)	85	64
Class M4, 0.8094% 1/25/36 (f)(h)	47	35
Class M5, 0.8494% 1/25/36 (f)(h)	47	34
Class M6, 0.8994% 1/25/36 (f)(h)	50	36
Series 2006-1:
Class A2, 0.5594% 4/25/36 (f)(h)	95	83
Class M1, 0.5794% 4/25/36 (f)(h)	34	27
Class M2, 0.5994% 4/25/36 (f)(h)	36	29
Class M3, 0.6194% 4/25/36 (f)(h)	31	24
Class M4, 0.7194% 4/25/36 (f)(h)	17	14
Class M5, 0.7594% 4/25/36 (f)(h)	17	12
Class M6, 0.8394% 4/25/36 (f)(h)	34	24
Series 2006-2A:
Class M1, 0.5094% 7/25/36 (f)(h)	83	64
Class M2, 0.5294% 7/25/36 (f)(h)	59	44
Class M3, 0.5494% 7/25/36 (f)(h)	49	35
Class M4, 0.6194% 7/25/36 (f)(h)	33	23
Class M5, 0.6694% 7/25/36 (f)(h)	40	27
Series 2006-3A Class M4, 0.6294% 10/25/36 (f)(h)	24	3
Series 2006-4A:
Class A2, 0.4694% 12/25/36 (f)(h)	1,786	1,514
Class M1, 0.4894% 12/25/36 (f)(h)	119	91
Class M2, 0.5094% 12/25/36 (f)(h)	79	51
Class M3, 0.5394% 12/25/36 (f)(h)	80	45
Series 2007-1 Class A2, 0.4694% 3/25/37 (f)(h)	364	305
Series 2007-2A:
Class A1, 0.4694% 7/25/37 (f)(h)	375	320
Class A2, 0.5194% 7/25/37 (f)(h)	352	289
Class M1, 0.5694% 7/25/37 (f)(h)	124	95
Class M2, 0.6094% 7/25/37 (f)(h)	68	48
Class M3, 0.6894% 7/25/37 (f)(h)	52	30
Series 2007-3:
Class A2, 0.4894% 7/25/37 (f)(h)	367	299
Class M1, 0.5094% 7/25/37 (f)(h)	73	57
Class M2, 0.5394% 7/25/37 (f)(h)	78	56
Class M3, 0.5694% 7/25/37 (f)(h)	123	54
Class M4, 0.6994% 7/25/37 (f)(h)	193	57
Class M5, 0.7994% 7/25/37 (f)(h)	93	18
Series 2007-4A Class M1, 1.1494% 9/25/37 (f)(h)	132	25
Series 2004-1, Class IO, 1.25% 4/25/34 (f)(k)	825	31
Series 2006-3A, Class IO, 0% 10/25/36 (f)(h)(k)	15,830	0
Series 2007-5A, Class IO, 4.186% 10/25/37 (f)(h)(k)	2,327	7
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2007-PW16:
Class A4, 5.7053% 6/11/40 (h)	534	565
Class AAB, 5.7053% 6/11/40 (h)	1,551	1,554
Series 2007-PW18 Class A4, 5.7% 6/11/50	4,380	4,625
Series 2006-T22 Class A4, 5.5924% 4/12/38 (h)	80	81
Series 2007-PW18 Class X2, 0.3003% 6/11/50 (f)(h)(k)	41,984	44
Series 2007-T28 Class X2, 0.1359% 9/11/42 (f)(h)(k)	26,148	3
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (f)(h)	107	78
C-BASS Trust floater Series 2006-SC1 Class A, 0.4694% 5/25/36 (f)(h)	231	220
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 3.1976% 12/15/27 (f)(h)	2,276	2,272
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class D, 3.768% 4/10/28 (f)(h)	1,100	1,115
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A4, 5.7108% 12/10/49 (h)	3,035	3,217
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4:
Class A3, 5.293% 12/11/49	83	83
Class A4, 5.322% 12/11/49	7,683	7,945
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (h)	1,019	990
COMM Mortgage Trust pass-thru certificates floater Series 2005-F10A Class J, 1.0476% 4/15/17 (f)(h)	96	96
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2006-C4 Class A3, 5.467% 9/15/39	882	904
Series 2007-C2 Class A2, 5.448% 1/15/49 (h)	18	18
Series 2007-C3 Class A4, 5.6993% 6/15/39 (h)	322	338
Series 2007-C5 Class A4, 5.695% 9/15/40 (h)	825	871
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0% 9/15/34 (f)(h)(k)	1	0
CSMC Series 2015-TOWN:
Class B, 2.0976% 3/15/17 (f)(h)	1,198	1,190
Class C, 2.4476% 3/15/17 (f)(h)	1,167	1,159
Class D, 3.3976% 3/15/17 (f)(h)	1,766	1,751
Extended Stay America Trust floater Series 2013-ESFL:
Class BFL, 1.294% 12/5/31 (f)(h)	883	880
Class CFL, 1.694% 12/5/31 (f)(h)	643	640
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.3822% 12/15/19 (f)(h)	6,410	6,429
Class CFX, 3.4949% 12/15/19 (f)(h)	5,380	5,301
Class DFX, 3.3822% 12/15/19 (f)(h)	4,559	4,439
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	10,052	10,417
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	24,478	25,543
Series 2006-GG7 Class A4, 5.8187% 7/10/38 (h)	7,227	7,334
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4, 5.553% 4/10/38 (h)	2,856	2,859
GS Mortgage Securities Trust sequential payer Series 2006-GG8:
Class A1A, 5.547% 11/10/39	2,054	2,129
Class A4, 5.56% 11/10/39	3,371	3,474
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (f)	1,180	1,177
Class DFX, 4.4065% 11/5/30 (f)	11,029	11,054
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.4776% 11/15/18 (f)(h)	95	93
Class F, 0.5276% 11/15/18 (f)(h)	265	254
Class G, 0.5576% 11/15/18 (f)(h)	230	220
Class H, 0.6976% 11/15/18 (f)(h)	176	168
Series 2014-BXH:
Class C, 1.8476% 4/15/27 (f)(h)	1,775	1,772
Class D, 2.4476% 4/15/27 (f)(h)	3,781	3,769
sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,096	2,161
Series 2006-LDP8:
Class A1A, 5.397% 5/15/45	1,625	1,672
Class A4, 5.399% 5/15/45	526	537
Series 2006-LDP9 Class A3, 5.336% 5/15/47	14,379	14,890
Series 2007-CB19 Class A4, 5.695% 2/12/49 (h)	3,209	3,380
Series 2007-LD11 Class A4, 5.7743% 6/15/49 (h)	31,964	33,655
Series 2007-LDPX Class A3, 5.42% 1/15/49	13,822	14,416
Series 2006-LDP7 Class A4, 5.9047% 4/15/45 (h)	1,127	1,146
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (h)	53	0
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0965% 7/15/44 (h)	731	773
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (h)	2	2
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C6 Class A4, 5.372% 9/15/39	409	421
Series 2006-C7 Class A2, 5.3% 11/15/38	286	287
Series 2007-C1 Class A4, 5.424% 2/15/40	12,407	12,911
Series 2007-C2 Class A3, 5.43% 2/15/40	1,612	1,686
Series 2007-C6 Class A4, 5.858% 7/15/40 (h)	897	935
Series 2007-C7 Class A3, 5.866% 9/15/45	1,378	1,485
Merrill Lynch Mortgage Trust:
Series 2005-LC1 Class F, 5.4161% 1/12/44 (f)(h)	793	783
Series 2008-C1 Class A4, 5.69% 2/12/51	1,409	1,500
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class ASB, 5.133% 12/12/49 (h)	53	53
Series 2007-5:
Class A4, 5.378% 8/12/48	6,808	7,079
Class B, 5.479% 8/12/48	2,736	1,335
Series 2007-6 Class A4, 5.485% 3/12/51 (h)	7,400	7,754
Series 2007-7 Class A4, 5.7429% 6/12/50 (h)	2,984	3,159
Series 2007-6 Class B, 5.635% 3/12/51 (h)	912	285
Series 2007-8 Class A3, 5.8811% 8/12/49 (h)	787	838
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.398% 7/15/19 (f)(h)	272	272
Series 2007-XLFA:
Class D, 0.374% 10/15/20 (f)(h)	481	479
Class E, 0.4355% 10/15/20 (f)(h)	634	630
Class F, 0.4855% 10/15/20 (f)(h)	380	378
Class G, 0.5255% 10/15/20 (f)(h)	470	466
Class H, 0.6155% 10/15/20 (f)(h)	296	288
Class J, 0.7655% 10/15/20 (f)(h)	171	158
sequential payer:
Series 2007-HQ11 Class A31, 5.439% 2/12/44	50	50
Series 2007-IQ15 Class A4, 5.9077% 6/11/49 (h)	26,535	28,119
Series 2006-IQ11 Class A4, 5.7068% 10/15/42 (h)	161	162
Series 2007-IQ14:
Class A4, 5.692% 4/15/49	1,368	1,434
Class AAB, 5.654% 4/15/49	843	855
Salomon Brothers Mortgage Securities VII, Inc. Series 2006-C2 Class H, 6.308% 7/18/33 (f)	119	38
Wachovia Bank Commercial Mortgage Trust:
floater Series 2006-WL7A Class J, 0.7976% 9/15/21 (f)(h)	300	285
sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	15,721	16,358
Series 2007-C31:
Class A4, 5.509% 4/15/47	47,617	48,574
Class A5, 5.5% 4/15/47	20,438	21,591
Series 2007-C33:
Class A4, 5.9507% 2/15/51 (h)	22,670	23,690
Class A5, 5.9507% 2/15/51 (h)	10,259	11,016
Series 2005-C22 Class B, 5.3736% 12/15/44 (h)	2,022	2,012
Series 2006-C23 Class A5, 5.416% 1/15/45 (h)	5,005	5,039
Series 2006-C27 Class A1A, 5.749% 7/15/45 (h)	7,862	8,083
Series 2007-C30:
Class C, 5.483% 12/15/43 (h)	2,736	2,736
Class D, 5.513% 12/15/43 (h)	1,459	1,422
Series 2007-C31 Class C, 5.6711% 4/15/47 (h)	251	244
Series 2007-C31A Class A2, 5.421% 4/15/47	608	609
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $435,408)		435,230

Municipal Securities - 1.3%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$1,095	$1,520
7.3% 10/1/39	16,765	23,207
7.5% 4/1/34	7,195	10,029
7.55% 4/1/39	27,365	39,431
7.6% 11/1/40	16,125	23,654
7.625% 3/1/40	2,445	3,522
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	1,170	1,135
Series 2010 C1, 7.781% 1/1/35	6,325	6,425
Series 2012 B, 5.432% 1/1/42	3,515	2,832
6.05% 1/1/29	400	381
6.314% 1/1/44	12,335	10,735
Illinois Fin. Auth. Rev. Series 2013 A, 4.545% 10/1/18	32,000	32,758
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	3,385	3,479
4.95% 6/1/23	1,430	1,454
5.1% 6/1/33	70,725	65,624
Series 2010 5, 6.2% 7/1/21	1,370	1,501
Series 2010-1, 6.63% 2/1/35	25,440	26,184
Series 2010-3:
5.547% 4/1/19	155	167
6.725% 4/1/35	11,505	11,909
7.35% 7/1/35	4,495	4,819
Series 2011:
4.961% 3/1/16	495	503
5.365% 3/1/17	185	191
5.665% 3/1/18	8,840	9,454
5.877% 3/1/19	19,390	21,180
Series 2013:
1.28% 12/1/15	4,270	4,273
4% 12/1/20	6,040	6,138
TOTAL MUNICIPAL SECURITIES
(Cost $315,744)		312,505

Foreign Government and Government Agency Obligations - 0.0%
Italian Republic 5.375% 6/12/17 (Cost $4,239)	$4,115	$4,392

Bank Loan Obligations - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Chassix, Inc. term loan 12% 7/29/19	235	238
Diversified Consumer Services - 0.1%
KC Mergersub, Inc. Tranche 1LN, term loan 6% 8/13/22 (h)	3,330	3,263
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (h)	9,771	8,971
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 4.25% 5/14/22 (h)	215	213
		12,447
Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (h)	2,171	2,069
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (h)	441	382
Fantasy Springs Resort Casino term loan 12% 8/6/12 (h)(i)	8,486	5,941
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (h)	3,667	3,670
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (h)	1,564	1,560
		13,622
Household Durables - 0.0%
Serta Simmons Holdings, LLC Tranche B, term loan 4.25% 10/1/19 (h)	1,554	1,554
Media - 0.0%
CDS U.S. Intermediate Holdings, Inc. Tranche B 1LN, term loan 5% 7/8/22 (h)	165	165
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (h)	3,187	2,924
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (h)	110	107
Tranche 2LN, term loan 7.75% 7/7/23 (h)	435	426
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (h)	3,585	3,576
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20(h)	729	723
		7,921

TOTAL CONSUMER DISCRETIONARY		35,782

CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon Consumer Products Corp. term loan 4% 8/19/19 (h)	1,087	1,082
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (h)	2,938	2,263
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (h)	378	273
		2,536
Oil, Gas & Consumable Fuels - 0.0%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (h)	1,675	982
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (h)	924	926
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (h)	3,810	1,438
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (h)	5,011	3,959
		7,305

TOTAL ENERGY		9,841

FINANCIALS - 0.0%
Capital Markets - 0.0%
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (h)	202	201
Real Estate Management & Development - 0.0%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (h)	530	531
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (h)	564	559
		1,090
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (h)	1,507	1,497

TOTAL FINANCIALS		2,788

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
American Renal Holdings, Inc.:
Tranche 2LN, term loan 8.5% 2/20/20 (h)	2,195	2,178
Tranche B 1LN, term loan 4.5% 8/20/19 (h)	1,969	1,951
		4,129
Health Care Providers & Services - 0.1%
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (h)	3,158	3,150
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (h)	665	671
Tranche B 1LN, term loan 4.5% 4/23/21 (h)	7,002	6,973
Rural/Metro Corp.:
Tranche 2LN, term loan 14.5% 1/31/16	27	25
Tranche B, term loan 19.5% 1/31/16	88	82
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (h)	5,065	5,071
Tranche B 2LN, term loan 4.25% 7/3/19 (h)	1,775	1,769
		17,741
Life Sciences Tools & Services - 0.0%
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (h)	1,337	1,320
Pharmaceuticals - 0.0%
Pharmedium Healthcare Corp. Tranche B 1LN, term loan 4.25% 1/28/21 (h)	259	257

TOTAL HEALTH CARE		23,447

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (h)	1,307	1,292
Building Products - 0.0%
PriSo Acquisition Corp. Tranche B, term loan 4.5% 5/1/22 (h)	3,880	3,846
Commercial Services & Supplies - 0.0%
The Brickman Group, Ltd. Tranche B 1LN, term loan 4% 12/18/20 (h)	1,713	1,684
Electrical Equipment - 0.0%
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (h)	206	204

TOTAL INDUSTRIALS		7,026

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
First Data Corp. Tranche B, term loan 3.7004% 3/24/18 (h)	4,690	4,651
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (h)	2,305	2,301
Software - 0.1%
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (h)	2,250	2,286
Tranche B 1LN, term loan 4.5% 10/30/19 (h)	1,167	1,167
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (h)	578	563
Tranche 2LN, term loan 8% 4/9/22 (h)	2,620	2,539
		6,555

TOTAL INFORMATION TECHNOLOGY		13,507

MATERIALS - 0.0%
Chemicals - 0.0%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (h)	1,416	1,402
Arizona Chem U.S., Inc. Tranche B 1LN, term loan 4.5% 6/12/21 (h)	140	140
		1,542
Containers & Packaging - 0.0%
Anchor Glass Container Corp. Tranche B, term loan 4.5% 7/1/22 (h)	540	540
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (h)	1,069	1,060
		1,600
Metals & Mining - 0.0%
Murray Energy Corp. Tranche B 2LN, term loan 7.5% 4/16/20 (h)	160	120

TOTAL MATERIALS		3,262

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (h)	41	41
UTILITIES - 0.1%
Gas Utilities - 0.0%
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (h)	487	461
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (h)	25,472	25,472

TOTAL UTILITIES		25,933

TOTAL BANK LOAN OBLIGATIONS
(Cost $129,201)		122,709

Bank Notes - 0.3%
Bank of America NA:
1.65% 3/26/18	$8,527	$8,484
5.3% 3/15/17	14,681	15,433
Capital One NA 1.65% 2/5/18	6,500	6,417
Discover Bank:
(Delaware) 3.2% 8/9/21	8,178	8,039
3.1% 6/4/20	8,635	8,617
8.7% 11/18/19	532	636
Huntington National Bank 1.3% 11/20/16	3,560	3,554
Marshall & Ilsley Bank 5% 1/17/17	7,888	8,233
Regions Bank 7.5% 5/15/18	11,552	13,102
Wachovia Bank NA 6% 11/15/17	7,010	7,658
TOTAL BANK NOTES
(Cost $78,947)		80,173

Preferred Securities - 0.3%
FINANCIALS - 0.3%
Banks - 0.3%
Bank of America Corp.:
5.2% (h)(l)	$6,665	$6,381
6.1% (h)(l)	1,680	1,687
Barclays Bank PLC 7.625% 11/21/22	5,205	6,044
Citigroup, Inc.:
5.35% (h)(l)	14,740	14,023
5.9% (h)(l)	920	906
5.95% (h)(l)	1,325	1,306
Credit Agricole SA 6.625% (f)(h)(l)	10,000	9,932
JPMorgan Chase& Co.:
5.15% (h)(l)	5,940	5,716
6% (h)(l)	10,000	9,951
Royal Bank of Scotland Group PLC:
7.5% (h)(l)	2,245	2,261
8% (h)(l)	5,980	6,136
Wells Fargo & Co. 5.875% (h)(l)	1,095	1,135
		65,478
Capital Markets - 0.0%
Goldman Sachs Group, Inc. 5.375% (h)(l)	4,850	4,843
Diversified Financial Services - 0.0%
MUFG Capital Finance 1 Ltd. 6.346% (h)(l)	996	1,035

TOTAL PREFERRED SECURITIES

(Cost $71,361)		71,356
	Shares	Value (000s)

Fixed-Income Funds - 4.8%
Fidelity Mortgage Backed Securities Central Fund (m)
(Cost $1,141,412)	10,987,124	1,199,354

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (a)
(Cost $11)	11,084	11

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.15% (n)	916,958,187	916,958
Fidelity Securities Lending Cash Central Fund, 0.19% (n)(o)	90,221,815	90,222
TOTAL MONEY MARKET FUNDS
(Cost $1,007,180)		1,007,180
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $21,548,437)		24,876,211
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(125,576)
NET ASSETS - 100%		$24,750,635

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
3% 9/1/45	$(8,800)	$(8,838)
3% 9/1/45	(2,600)	(2,611)
3% 9/1/45	(8,800)	(8,838)
3% 9/1/45	(2,600)	(2,611)
3% 9/1/45	(1,500)	(1,506)
3.5% 9/1/45	(2,200)	(2,280)
3.5% 9/1/45	(2,200)	(2,280)
4% 9/1/45	(3,300)	(3,505)
4% 9/1/45	(8,200)	(8,709)
4% 9/1/45	(1,000)	(1,062)
4.5% 9/1/45	(5,000)	(5,416)
4.5% 9/1/45	(5,000)	(5,416)

TOTAL FANNIE MAE		(53,072)

Ginnie Mae
3.5% 9/1/45	(4,100)	(4,269)
TOTAL TBA SALE COMMITMENTS
(Proceeds $57,238)		$(57,341)

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $481,838,000 or 1.9% of net assets.

 (c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (d) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $957,278,000 or 3.9% of net assets.

 (g) Affiliated company

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Non-income producing - Security is in default.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Blu Homes, Inc. Series A, 5.00%	6/10/13	$5,000
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$19,500
Corindus Vascular Robotics, Inc.	9/12/14	$12,500
Deem, Inc.	9/19/13	$8,065
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$4
Legend Pictures LLC	9/23/10 - 3/30/12	$37,645
Moda Operandi, Inc. Series E	12/18/14	$20,000
Roku, Inc. Series F, 8.00%	5/7/13	$5,000
Spotify Technology SA	11/14/12	$15,028
Station Holdco LLC	6/17/11	$1,131
Station Holdco LLC	4/1/13	$10
Station Holdco LLC unit	4/1/13	$0
Station Holdco LLC warrants 6/15/18	8/11/08 - 8/15/08	$6,416
The Honest Co., Inc. Series D	8/3/15	$9,000
Tory Burch LLC	12/31/12	$17,505
Tory Burch LLC Class A unit	5/14/15	$50,000
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$25,000
Vice Holding, Inc. Series A	7/18/14	$29,997
Vice Holding, Inc.	8/3/12	$34,999
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$3,024
WP Rocket Holdings, Inc. Class C 19.50%	2/2/15	$243

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,166
Fidelity Mortgage Backed Securities Central Fund	21,708
Fidelity Securities Lending Cash Central Fund	1,194
Total	$24,068

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$783,087	$465,623	$54,065	$1,199,354	23.5%
Total	$783,087	$465,623	$54,065	$1,199,354

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$22,703	$--	$9,387	$--	$--
CareView Communications, Inc.	5,890	--	--	--	3,440
Corindus Vascular Robotics, Inc.	--	5,000	--	--	4,605
Corindus Vascular Robotics, Inc.	--	12,500	--	--	17,500
Total	$28,593	$17,500	$9,387	$--	$25,545

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,844,931	$2,445,623	$5,562	$393,746
Consumer Staples	1,129,340	1,129,340	--	--
Energy	740,256	740,256	--	--
Financials	2,991,868	2,963,521	4,476	23,871
Health Care	2,713,256	2,713,218	--	38
Industrials	1,028,252	1,026,308	--	1,944
Information Technology	3,749,648	3,678,770	477	70,401
Materials	522,311	522,311	--	--
Telecommunication Services	156,439	156,439	--	--
Utilities	134,026	134,026	--	--
Corporate Bonds	4,203,610	--	4,203,610	--
U.S. Government and Government Agency Obligations	1,061,662	--	1,061,662	--
U.S. Government Agency - Mortgage Securities	276,060	--	276,060	--
Asset-Backed Securities	72,452	--	71,580	872
Collateralized Mortgage Obligations	19,190	--	19,190	--
Commercial Mortgage Securities	435,230	--	435,111	119
Municipal Securities	312,505	--	312,505	--
Foreign Government and Government Agency Obligations	4,392	--	4,392	--
Bank Loan Obligations	122,709	--	115,431	7,278
Bank Notes	80,173	--	80,173	--
Preferred Securities	71,356	--	71,356	--
Fixed-Income Funds	1,199,354	1,199,354	--	--
Other	11	--	--	11
Money Market Funds	1,007,180	1,007,180	--	--
Total Investments in Securities:	$24,876,211	$17,716,346	$6,661,585	$498,280
Other Financial Instruments:
TBA Sale Commitments	$(57,341)	$--	$(57,341)	$--
Total Other Financial Instruments:	$(57,341)	$--	$(57,341)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$309,698
Net Realized Gain (Loss) on Investment Securities	(428)
Net Unrealized Gain (Loss) on Investment Securities	12,021
Cost of Purchases	79,509
Proceeds of Sales	(7,051)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(3)
Ending Balance	$393,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2015	$14,777
Other Investments in Securities
Beginning Balance	$46,839
Net Realized Gain (Loss) on Investment Securities	26
Net Unrealized Gain (Loss) on Investment Securities	30,147
Cost of Purchases	28,250
Proceeds of Sales	(576)
Amortization/Accretion	93
Transfers into Level 3	11,764
Transfers out of Level 3	(12,009)
Ending Balance	$104,534
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2015	$30,147

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	10.7%
AAA,AA,A	5.9%
BBB	9.3%
BB	3.6%
B	1.9%
CCC,CC,C	0.5%
D	0.0%
Not Rated	0.4%
Equities	64.6%
Short-Term Investments and Net Other Assets	3.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.7%
Ireland	3.7%
Canada	1.8%
Netherlands	1.5%
United Kingdom	1.2%
Others (Individually Less Than 1%)	6.1%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

Values shown as $0 may reflect amounts less than $500. Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2015
Assets
Investment in securities, at value (including securities loaned of $87,136) — See accompanying schedule: Unaffiliated issuers (cost $19,366,587)	$22,644,132
Fidelity Central Funds (cost $2,148,592)	2,206,534
Other affiliated issuers (cost $33,258)	25,545
Total Investments (cost $21,548,437)		$24,876,211
Receivable for investments sold		19,540
Receivable for TBA sale commitments		57,238
Receivable for fund shares sold		16,620
Dividends receivable		17,605
Interest receivable		66,453
Distributions receivable from Fidelity Central Funds		161
Prepaid expenses		85
Other receivables		1,252
Total assets		25,055,165
Liabilities
Payable to custodian bank	$9
Payable for investments purchased
Regular delivery	42,642
Delayed delivery	85,365
TBA sale commitments, at value	57,341
Payable for fund shares redeemed	16,447
Accrued management fee	8,423
Other affiliated payables	2,759
Other payables and accrued expenses	1,322
Collateral on securities loaned, at value	90,222
Total liabilities		304,530
Net Assets		$24,750,635
Net Assets consist of:
Paid in capital		$20,192,455
Undistributed net investment income		94,680
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,135,836
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,327,664
Net Assets		$24,750,635
Puritan:
Net Asset Value, offering price and redemption price per share ($18,811,764 ÷ 894,898 shares)		$21.02
Class K:
Net Asset Value, offering price and redemption price per share ($5,938,871 ÷ 282,621 shares)		$21.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2015
Investment Income
Dividends		$257,177
Special dividends		147,510
Interest		250,912
Income from Fidelity Central Funds		24,068
Total income		679,667
Expenses
Management fee	$100,947
Transfer agent fees	30,354
Accounting and security lending fees	2,215
Custodian fees and expenses	316
Independent trustees' compensation	105
Appreciation in deferred trustee compensation account	2
Registration fees	348
Audit	319
Legal	244
Miscellaneous	205
Total expenses before reductions	135,055
Expense reductions	(1,206)	133,849
Net investment income (loss)		545,818
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,571,492
Fidelity Central Funds	272
Other affiliated issuers	266
Foreign currency transactions	581
Futures contracts	4,417
Swaps	3,120
Total net realized gain (loss)		1,580,148
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,897,517)
Assets and liabilities in foreign currencies	43
Futures contracts	163
Delayed delivery commitments	(31)
Total change in net unrealized appreciation (depreciation)		(1,897,342)
Net gain (loss)		(317,194)
Net increase (decrease) in net assets resulting from operations		$228,624

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2015	Year ended August 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$545,818	$393,796
Net realized gain (loss)	1,580,148	1,903,847
Change in net unrealized appreciation (depreciation)	(1,897,342)	1,894,152
Net increase (decrease) in net assets resulting from operations	228,624	4,191,795
Distributions to shareholders from net investment income	(532,058)	(374,472)
Distributions to shareholders from net realized gain	(1,690,057)	(1,699,060)
Total distributions	(2,222,115)	(2,073,532)
Share transactions - net increase (decrease)	2,230,548	1,231,634
Total increase (decrease) in net assets	237,057	3,349,897
Net Assets
Beginning of period	24,513,578	21,163,681
End of period (including undistributed net investment income of $94,680 and undistributed net investment income of $89,501, respectively)	$24,750,635	$24,513,578

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Puritan Fund

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.91	$20.98	$19.53	$17.72	$15.81
Income from Investment Operations
Net investment income (loss)A	.47B	.36	.36	.38	.35
Net realized and unrealized gain (loss)	(.33)	3.60	1.79	1.78	1.93
Total from investment operations	.14	3.96	2.15	2.16	2.28
Distributions from net investment income	(.46)	(.35)	(.35)	(.35)	(.36)
Distributions from net realized gain	(1.57)	(1.68)	(.35)	–	–C
Total distributions	(2.03)	(2.03)	(.70)	(.35)	(.37)D
Net asset value, end of period	$21.02	$22.91	$20.98	$19.53	$17.72
Total ReturnE	.87%	20.17%	11.29%	12.35%	14.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%	.56%	.58%	.59%	.60%
Expenses net of fee waivers, if any	.56%	.56%	.58%	.59%	.60%
Expenses net of all reductions	.55%	.56%	.57%	.59%	.59%
Net investment income (loss)	2.13%B	1.68%	1.79%	2.03%	1.96%
Supplemental Data
Net assets, end of period (in millions)	$18,812	$18,351	$15,934	$15,472	$15,420
Portfolio turnover rateH	106%	160%	229%I	141%	154%I

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.364 and distributions from net realized gain of $.003 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Puritan Fund Class K

		August 31,
Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.90	$20.98	$19.52	$17.72	$15.80
Income from Investment Operations
Net investment income (loss)A	.49B	.39	.39	.40	.38
Net realized and unrealized gain (loss)	(.33)	3.58	1.79	1.77	1.93
Total from investment operations	.16	3.97	2.18	2.17	2.31
Distributions from net investment income	(.48)	(.37)	(.37)	(.37)	(.39)
Distributions from net realized gain	(1.57)	(1.68)	(.35)	–	–C
Total distributions	(2.05)	(2.05)	(.72)	(.37)	(.39)
Net asset value, end of period	$21.01	$22.90	$20.98	$19.52	$17.72
Total ReturnD	.96%	20.25%	11.48%	12.43%	14.59%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.46%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.46%	.46%	.47%	.48%	.48%
Expenses net of all reductions	.46%	.46%	.46%	.47%	.47%
Net investment income (loss)	2.23%B	1.78%	1.90%	2.15%	2.09%
Supplemental Data
Net assets, end of period (in millions)	$5,939	$6,162	$5,230	$4,261	$3,211
Portfolio turnover rateG	106%	160%	229%H	141%	154%H

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.65%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued SecuritiesRepurchase AgreementsSwaps	Less than.005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 08/31/15	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$872	Discounted cash flow	Yield	9.0%	Decrease
		Expected distribution	Recovery rate	1.0%	Increase
Bank Loan Obligations	$6,048	Bid price	Bid	$93.50	Increase
		Last transaction price	Transaction price	$70.00	Increase
Commercial Mortgage Securities	$119	Discounted cash flow	Discount rate	20.0%	Decrease
			Yield	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Pricing matrix	Quoted price	$31.00	Increase
Corporate Bonds	$0	Expected distribution	Recovery rate	0.0%	Increase
Equities	$490,000	Adjusted transaction Price	Proxy movement	0.1%	Increase
		Broker quoted	Mid price	$15.00	Increase
		Discounted cash flow	Discount rate	8.0% - 15.0% / 11.7%	Decrease
			Weighted average cost of capital	9.0%	Decrease
			Growth rate	3.5%	Increase
		Expected distribution	Recovery rate	0.0% - 1.0% / 1.0%	Increase
		Last transaction price	Transaction price	$20.00 - $2,005.68 / $321.51	Increase
		Market comparable	EV/EBITDA multiple	8.6 - 17.5 / 15.3	Increase
			Discount rate	20.0%	Decrease
			EV/Sales multiple	1.2 - 3.7 / 2.7	Increase
			Discount for lack of marketability	10.0% - 20.0% / 15.6%	Decrease
			Premium rate	3.0%	Increase
			P/E multiple	14.3	Increase
		Parity	Parity price	$23.08	Increase
		Straight line	Price of underlying	$15.00	Increase
			Strike price	$40.00 - $47.50 / $44.27	Increase
Other	$11	Expected distribution	Recovery rate	1.0%	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of August 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, contingent interest, equity-debt classifications, partnerships (including allocations from Fidelity Central Funds) deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,328,973
Gross unrealized depreciation	(1,083,796)
Net unrealized appreciation (depreciation) on securities	$3,245,177
Tax Cost	$21,631,034

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$75,866
Undistributed long-term capital gain	$1,238,366
Net unrealized appreciation (depreciation) on securities and other investments	$3,245,068

The tax character of distributions paid was as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$744,347	$ 502,578
Long-term Capital Gains	1,477,768	1,570,954
Total	$2,222,115	$ 2,073,532

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$4,417	$163
Swaps	3,120	-
Totals(a)	$ 7,537	$163

 (a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $12,993,034 and $12,388,055, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Puritan. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Puritan	$27,404.14
Class K	2,950.05
	$ 30,354

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $107 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $36 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $154. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period, presented in the Statement of Operations as a component of interest income, amounted to $710. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from the Fidelity Central Funds amounted to $1,194 (including $94 from securities loaned to FCM).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $683 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $102 and a portion of class-level operating expenses as follows:

Amount
Puritan	$406

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2015	2014
From net investment income
Puritan	$395,766	$277,059
Class K	136,292	97,413
Total	$532,058	$374,472
From net realized gain
Puritan	$1,265,858	$1,279,703
Class K	424,199	419,357
Total	$1,690,057	$1,699,060

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended August 31,	2015	2014	2015	2014
Puritan
Shares sold	139,702	83,240	$3,047,523	$1,795,083
Reinvestment of distributions	75,801	71,802	1,580,519	1,481,284
Shares redeemed	(121,760)	(113,337)	(2,663,052)	(2,452,014)
Net increase (decrease)	93,743	41,705	$1,964,990	$824,353
Class K
Shares sold	49,092	47,633	$1,071,609	$1,032,662
Reinvestment of distributions	26,893	25,049	560,491	516,770
Shares redeemed	(62,479)	(52,889)	(1,366,542)	(1,142,151)
Net increase (decrease)	13,506	19,793	$265,558	$407,281

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Litigation

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re: ENERGY FUTURE HOLDINGS CORP. et al. U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims and filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $6,633 as of period end. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity® Puritan® Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Puritan® Fund (a fund of Fidelity Puritan Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Puritan® Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity® funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period-B March 1, 2015 to August 31, 2015
Puritan	.55%
Actual		$1,000.00	$962.30	$2.72
Hypothetical-C		$1,000.00	$1,022.43	$2.80
Class K	.46%
Actual		$1,000.00	$962.70	$2.28
Hypothetical-C		$1,000.00	$1,022.89	$2.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Puritan Fund voted to pay on October 12, 2015, to shareholders of record at the opening of business on October 9, 2015, a distribution of $1.064 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.097 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2015 $1,551,101,396, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The Fund designates $135,383,192 of distributions paid during the period January 1, 2015 to August 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Puritan designates 6%, 53%, 86% and 85% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Puritan designates 7%, 62%, 92% and 91 % of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Puritan Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Puritan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients , and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Puritan® Fund Class K Annual Report August 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K	0.96%	11.76%	6.92%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Puritan® Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® Fund - Class K on August 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$19,524	Fidelity® Puritan® Fund - Class K
$19,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  After rising for much of the year ending August 31, 2015, global deflationary pressure stirred by China’s flagging economy – and yuan devaluation – brought about a late-period swoon in U.S. equity markets. The S&P 500® Index returned 0.48% for the full year. Effects were indiscriminate across the market-capitalization spectrum, but within market-cap segments, growth-stock gains counterbalanced negatives for value-oriented counterparts. In this environment, the small-cap Russell 2000® Index returned 0.03% and the growth-oriented Nasdaq Composite Index® returned 5.49%. S&P 500® sector trends held fast: health care (+12%) benefited from earnings growth and mergers; consumer discretionary (+11%), from a seven-year low in unemployment. Energy (-30%) and materials (-13%) were hurt by tumbling commodities prices. Meanwhile, the Barclays® U.S. Aggregate Bond Index returned 1.56% for the 12 months. Among sectors in the Barclays® index, U.S. Treasury bonds (+2%) outpaced corporates (-1%) as credit spreads – yield premiums demanded by holders of riskier bonds – widened. Outside of the Barclays® index, high-yield bonds declined. At period end, investors remained focused on the potential global implications of China’s slowing economic growth, the U.S. Federal Reserve’s thinking on interest rates and continued volatility in the oil markets.

Comments from Lead Portfolio Manager Ramin Arani:  For the year, the fund’s share classes finished just shy of the 1.06% advance of the Fidelity Puritan Composite Index℠. The fund continued with its substantial overweighting in equities, below-neutral exposure to investment-grade bonds and a small out-of-index stake in high-yield bonds. This stance had a roughly neutral impact on results versus the Composite index. Turning to security selection, we benefited most from our picks among stocks and high-yield bonds, but our picks in investment-grade debt were a modest relative detractor. Among equities, Anadarko Petroleum hurt most, whereas avoiding weak-performing index name Exxon Mobil was the biggest relative contributor. In fixed income, overweighting investment-grade corporate bonds detracted, but security selection among corporates was a partial offset. Our yield-curve positioning was a notable bright spot overall. We benefited from our larger-than-benchmark stake in financials, which materially outperformed bonds in the industrials sector. Our approach to the industrials sector was beneficial. Underweighting this category boosted relative performance, as did security selection here. We lost ground due to our choices in the government-related sector, especially holdings in taxable municipal bonds backed by Illinois and Chicago. Lastly, our decision to underweight Treasuries in a risk-off environment detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.4	3.2
Google, Inc. Class C	1.9	1.0
Allergan PLC	1.7	2.0
Visa, Inc. Class A	1.3	1.0
JPMorgan Chase & Co.	1.3	1.1
	8.6

Top Five Bond Issuers as of August 31, 2015

(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	4.1	4.8
Fannie Mae	3.3	3.0
Freddie Mac	1.5	1.0
Ginnie Mae	1.1	1.0
Citigroup, Inc.	0.9	0.8
	10.9

Top Five Market Sectors as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.0	17.7
Information Technology	15.5	15.5
Consumer Discretionary	13.4	12.0
Health Care	12.3	13.6
Energy	5.4	5.4

Asset Allocation (% of fund's net assets)

As of August 31, 2015 *
Stocks	63.7%
Bonds	31.2%
Convertible Securities	0.9%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 14.3%

As of February 28, 2015*
Stocks	65.8%
Bonds	28.7%
Convertible Securities	0.8%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments - 12.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments August 31, 2015

Showing Percentage of Net Assets

Common Stocks - 63.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.1%
Chassix Holdings, Inc.	18,330	$423
Delphi Automotive PLC	397,193	29,996
		30,419
Automobiles - 0.6%
Brilliance China Automotive Holdings Ltd.	10,096,000	12,193
Chongqing Changan Automobile Co. Ltd. (B Shares)	6,710,778	10,737
Ford Motor Co.	3,107,500	43,101
General Motors Co.	945,514	27,836
General Motors Co.:
warrants 7/10/16 (a)	8,394	165
warrants 7/10/19 (a)	8,394	105
Tesla Motors, Inc. (a)	231,000	57,533
		151,670
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(b)	1,945	22
Hotels, Restaurants & Leisure - 1.8%
ARAMARK Holdings Corp.	150,000	4,701
Domino's Pizza, Inc.	284,200	30,108
Extended Stay America, Inc. unit	150,000	2,816
Hilton Worldwide Holdings, Inc.	1,318,800	32,746
Starbucks Corp.	3,435,600	187,962
Station Holdco LLC(a)(b)(c)	1,194,419	4,384
Station Holdco LLC (a)(b)(d)	9,088	33
Station Holdco LLC:
unit (a)(b)(d)	2,660	2
warrants 6/15/18(a)(b)(c)	75,658	52
Vail Resorts, Inc.	957,527	103,327
Wyndham Worldwide Corp.	922,800	70,576
		436,707
Household Durables - 0.3%
PulteGroup, Inc.	4,060,500	84,012
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	408,400	209,464
Expedia, Inc.	162,600	18,697
Netflix, Inc. (a)	387,800	44,609
Priceline Group, Inc. (a)	25,800	32,215
Spotify Technology SA (a)(b)	15,262	34,350
		339,335
Media - 3.1%
AMC Networks, Inc. Class A (a)	53,800	3,894
Charter Communications, Inc. Class A (a)(e)	178,300	32,381
Comcast Corp. Class A (special) (non-vtg.)	2,605,500	149,139
Cumulus Media, Inc. Class A (a)	398,000	569
Legend Pictures LLC (a)(b)(c)	49,141	109,495
Lions Gate Entertainment Corp. (e)	1,870,900	68,643
Live Nation Entertainment, Inc. (a)	1,624,600	39,998
Publicis Groupe SA	36,972	2,635
Starz Series A (a)	1,043,000	39,227
The Walt Disney Co.	1,617,490	164,790
Time Warner Cable, Inc.	350,900	65,274
Time Warner, Inc.	836,400	59,468
Tribune Media Co. Class A	13,773	550
Tribune Publishing Co.	3,443	41
Vertis Holdings, Inc. (a)	1,934	0
Vice Holding, Inc. Series A(a)(b)	2,172	30,550
Vivendi SA	390,024	9,648
		776,302
Specialty Retail - 1.7%
Home Depot, Inc.	2,362,200	275,102
L Brands, Inc.	674,000	56,549
TJX Companies, Inc.	947,200	66,607
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	161,700	25,563
		423,821
Textiles, Apparel & Luxury Goods - 1.9%
Brunello Cucinelli SpA (e)	1,407,200	25,597
Burberry Group PLC	2,434,000	52,700
Christian Dior SA	284,500	52,804
Hermes International SCA	81,100	28,817
lululemon athletica, Inc. (a)	525,900	33,663
Luxottica Group SpA	81,800	5,540
Michael Kors Holdings Ltd. (a)	129,061	5,609
NIKE, Inc. Class B	1,403,100	156,796
Ralph Lauren Corp.	111,600	12,409
Ted Baker PLC	302,900	14,251
Tory Burch LLC (a)(b)(c)	324,840	25,519
Tory Burch LLC Class A unit (a)(b)(c)	702,741	50,000
		463,705

TOTAL CONSUMER DISCRETIONARY		2,705,993

CONSUMER STAPLES - 4.6%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	1,088,100	139,277
Kweichow Moutai Co. Ltd.	546,469	16,744
Molson Coors Brewing Co. Class B	403,700	27,488
Monster Beverage Corp. (a)	706,500	97,822
The Coca-Cola Co.	1,463,800	57,557
		338,888
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	578,500	81,019
CVS Health Corp.	2,037,800	208,671
Walgreens Boots Alliance, Inc.	406,100	35,148
		324,838
Food Products - 0.9%
Keurig Green Mountain, Inc.	573,900	32,483
Mead Johnson Nutrition Co. Class A	449,400	35,206
Mondelez International, Inc.	2,533,100	107,302
The Kraft Heinz Co.	430,200	31,258
WhiteWave Foods Co. (a)	274,600	12,670
		218,919
Personal Products - 0.5%
Estee Lauder Companies, Inc. Class A	1,532,300	122,232
L'Oreal SA	10,600	1,816
		124,048
Tobacco - 0.5%
Reynolds American, Inc.	1,464,442	122,647

TOTAL CONSUMER STAPLES		1,129,340

ENERGY - 3.0%
Energy Equipment & Services - 0.7%
Aspen Aerogels, Inc. (a)	1,046,378	7,816
Cameron International Corp. (a)	389,500	26,003
Schlumberger Ltd.	1,870,600	144,728
		178,547
Oil, Gas & Consumable Fuels - 2.3%
Anadarko Petroleum Corp.	14,400	1,031
Apache Corp.	748,600	33,867
Cabot Oil & Gas Corp.	1,397,900	33,088
Chevron Corp.	1,438,700	116,520
Cimarex Energy Co.	179,500	19,837
Columbia Pipeline Group, Inc.	37,320	946
EQT Corp.	217,900	16,957
Golar LNG Ltd.	545,000	21,222
Imperial Oil Ltd.	1,965,800	69,407
Kinder Morgan, Inc.	2,707,000	87,734
Memorial Resource Development Corp. (a)	1,702,000	33,036
Noble Energy, Inc.	724,499	24,206
Suncor Energy, Inc.	2,987,300	84,605
The Williams Companies, Inc.	377,600	18,200
		560,656

TOTAL ENERGY		739,203

FINANCIALS - 12.0%
Banks - 6.0%
Bank of America Corp.	12,866,300	210,235
CIT Group, Inc.	549,100	23,853
Citigroup, Inc.	5,010,140	267,942
First Republic Bank	50,000	3,016
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 11/06/2015 (a)(f)	5,195,300	23,871
JPMorgan Chase& Co.	4,926,223	315,771
M&T Bank Corp.	457,400	54,083
Prosperity Bancshares, Inc.	797,927	41,229
Regions Financial Corp.	5,303,800	50,863
SunTrust Banks, Inc.	2,158,500	87,139
TCF Financial Corp.	258,400	4,010
U.S. Bancorp	3,095,400	131,090
Wells Fargo & Co.	5,195,940	277,099
		1,490,201
Capital Markets - 1.4%
BlackRock, Inc. Class A	253,700	76,737
E*TRADE Financial Corp. (a)	2,255,500	59,297
Goldman Sachs Group, Inc.	170,600	32,175
Invesco Ltd.	1,603,600	54,699
Morgan Stanley	1,278,300	44,037
Motors Liquidation Co. GUC Trust (a)	28,150	436
The Blackstone Group LP	2,420,200	82,892
		350,273
Consumer Finance - 0.2%
Capital One Financial Corp.	536,000	41,674
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (a)	1,385,900	185,766
McGraw Hill Financial, Inc.	625,900	60,706
Moody's Corp.	482,800	49,395
		295,867
Insurance - 1.4%
ACE Ltd.	1,376,500	140,623
MetLife, Inc.	1,852,600	92,815
The Chubb Corp.	477,400	57,675
The Travelers Companies, Inc.	571,000	56,843
		347,956
Real Estate Investment Trusts - 1.7%
American Tower Corp.	1,599,700	147,476
AvalonBay Communities, Inc.	428,100	70,662
Boston Properties, Inc.	283,400	32,132
Public Storage	450,600	90,692
Simon Property Group, Inc.	427,700	76,695
		417,657
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	961,800	30,797
Realogy Holdings Corp. (a)	48,000	1,934
		32,731

TOTAL FINANCIALS		2,976,359

HEALTH CARE - 10.9%
Biotechnology - 3.2%
ACADIA Pharmaceuticals, Inc. (a)(e)	1,662,304	60,890
Acceleron Pharma, Inc. (a)	130,400	3,779
Alexion Pharmaceuticals, Inc. (a)	395,600	68,118
Amgen, Inc.	1,805,200	273,993
Asterias Biotherapeutics, Inc. (a)(e)	130,874	620
Biogen, Inc. (a)	66,300	19,711
BioMarin Pharmaceutical, Inc. (a)	173,900	22,475
Celgene Corp. (a)	497,000	58,686
Genmab A/S (a)	466,200	41,879
Geron Corp. (a)	3,139,900	9,514
Gilead Sciences, Inc.	946,700	99,470
Grifols SA ADR	45,780	1,387
Macrogenics, Inc. (a)	226,200	5,960
Neurocrine Biosciences, Inc. (a)	579,100	26,859
Puma Biotechnology, Inc. (a)	158,500	14,569
Spark Therapeutics, Inc.	178,800	7,797
Vertex Pharmaceuticals, Inc. (a)	654,300	83,436
XOMA Corp. (a)(e)	1,530,200	1,271
		800,414
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	8,402,200	140,653
Corindus Vascular Robotics, Inc. (e)(g)	1,315,800	4,605
Corindus Vascular Robotics, Inc. (b)(g)	5,000,000	17,500
Medtronic PLC	4,236,286	306,241
St. Jude Medical, Inc.	951,400	67,369
Zimmer Biomet Holdings, Inc.	564,000	58,408
		594,776
Health Care Providers & Services - 0.7%
Cigna Corp.	195,400	27,510
Legend Acquisition, Inc.	2,509	38
Legend Acquisition, Inc.:
Class A warrants (a)	17,259	0
Class B warrants (a)	22,759	0
McKesson Corp.	787,100	155,515
		183,063
Health Care Technology - 0.1%
CareView Communications, Inc. (a)(e)(g)	10,425,300	3,440
Cerner Corp. (a)	293,000	18,096
		21,536
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	829,655	30,125
Illumina, Inc. (a)	1,862	368
		30,493
Pharmaceuticals - 4.4%
AbbVie, Inc.	2,237,100	139,617
Allergan PLC (a)	1,355,189	411,625
Bristol-Myers Squibb Co.	1,879,700	111,786
Endo Health Solutions, Inc. (a)	502,000	38,654
Jazz Pharmaceuticals PLC (a)	114,600	19,347
Johnson & Johnson	740,900	69,630
Mallinckrodt PLC (a)	176,709	15,239
Merck & Co., Inc.	667,300	35,934
Pfizer, Inc.	89,200	2,874
Prestige Brands Holdings, Inc. (a)	581,402	27,047
Shire PLC sponsored ADR	269,100	62,431
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,721,700	110,895
TherapeuticsMD, Inc. (a)	5,042,814	30,912
		1,075,991

TOTAL HEALTH CARE		2,706,273

INDUSTRIALS - 4.2%
Aerospace & Defense - 1.7%
BAE Systems PLC	3,064,300	21,263
Esterline Technologies Corp. (a)	178,400	14,577
General Dynamics Corp.	821,100	116,621
Honeywell International, Inc.	268,100	26,614
Meggitt PLC	5,397,000	39,537
Rockwell Collins, Inc.	979,900	80,205
The Boeing Co.	543,900	71,077
TransDigm Group, Inc. (a)	257,600	59,204
		429,098
Air Freight & Logistics - 0.4%
FedEx Corp.	623,200	93,860
Building Products - 0.1%
Lennox International, Inc.	210,800	24,883
Masonite International Corp. (a)	5,358	354
Masonite International Corp. warrants 6/9/16 (a)	19,485	390
		25,627
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. (a)(b)	5,819,318	349
Electrical Equipment - 0.2%
AMETEK, Inc.	369,500	19,886
BWX Technologies, Inc.	1,066,100	28,273
SolarCity Corp. (a)(e)	89,800	4,336
		52,495
Industrial Conglomerates - 1.5%
Danaher Corp.	932,700	81,164
General Electric Co.	11,188,100	277,689
		358,853
Machinery - 0.3%
Deere & Co.	786,200	64,295
Road & Rail - 0.0%
J.B. Hunt Transport Services, Inc.	12,500	910
Trading Companies & Distributors - 0.0%
United Rentals, Inc. (a)	22,500	1,560

TOTAL INDUSTRIALS		1,027,047

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 0.9%
Cisco Systems, Inc.	6,314,500	163,419
QUALCOMM, Inc.	1,033,600	58,481
		221,900
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	1,071,600	56,109
Arrow Electronics, Inc. (a)	88,800	4,966
CDW Corp.	100,000	3,975
E Ink Holdings, Inc. GDR (a)(f)	140,100	509
Keysight Technologies, Inc. (a)	637,727	20,433
		85,992
Internet Software & Services - 3.8%
58.com, Inc. ADR (a)	47,700	2,168
Alibaba Group Holding Ltd. sponsored ADR	1,078,300	71,297
Facebook, Inc. Class A (a)	3,269,560	292,397
GoDaddy, Inc. (a)	87,500	2,195
Gogo, Inc. (a)(e)	1,273,698	20,239
Google, Inc. Class C	744,783	460,462
LendingClub Corp. (e)	810,600	10,173
Mail.Ru Group Ltd.:
GDR (a)(f)	77,400	1,424
GDR (Reg. S) (a)	5,300	98
NAVER Corp.	44	18
Pandora Media, Inc. (a)	23,894	429
Tencent Holdings Ltd.	28,500	477
Twitter, Inc. (a)	436,600	12,133
Viggle, Inc. (f)	56,268	71
Yahoo!, Inc. (a)	1,529,600	49,314
Youku Tudou, Inc. ADR (a)	974,200	16,181
		939,076
IT Services - 3.2%
Accenture PLC Class A	955,000	90,028
Cognizant Technology Solutions Corp. Class A (a)	3,059,600	192,571
Fidelity National Information Services, Inc.	697,000	48,135
MasterCard, Inc. Class A	1,200,500	110,890
VeriFone Systems, Inc. (a)	860,700	26,888
Visa, Inc. Class A	4,503,100	321,071
		789,583
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	655,700	31,834
Analog Devices, Inc.	477,600	26,679
Broadcom Corp. Class A	1,523,800	78,735
Cree, Inc. (a)(e)	592,700	16,133
Cypress Semiconductor Corp.	1,614	16
Freescale Semiconductor, Inc. (a)	94,000	3,359
Lam Research Corp.	3,366	245
Maxim Integrated Products, Inc.	581,800	19,589
NXP Semiconductors NV (a)	716,100	60,618
Qorvo, Inc. (a)	403,000	22,371
Skyworks Solutions, Inc.	149,300	13,041
		272,620
Software - 2.9%
Activision Blizzard, Inc.	1,712,100	49,017
Adobe Systems, Inc. (a)	1,647,900	129,476
Autodesk, Inc. (a)	1,203,000	56,240
Citrix Systems, Inc. (a)	215,400	14,671
Electronic Arts, Inc. (a)	306,400	20,268
Microsoft Corp.	740,200	32,214
Mobileye NV (a)(e)	1,241,440	70,216
Oracle Corp.	5,891,700	218,523
Red Hat, Inc. (a)	798,000	57,624
Salesforce.com, Inc. (a)	1,078,200	74,784
		723,033
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	5,310,000	598,743
Hewlett-Packard Co.	1,721,300	48,300
		647,043

TOTAL INFORMATION TECHNOLOGY		3,679,247

MATERIALS - 2.1%
Chemicals - 2.0%
Agrium, Inc.	208,700	21,671
Ashland, Inc.	24	3
CF Industries Holdings, Inc.	861,730	49,446
E.I. du Pont de Nemours & Co.	1,358,975	69,987
Ecolab, Inc.	432,400	47,192
Ferro Corp. (a)	1,328,213	16,337
Huntsman Corp.	1,559	26
Intrepid Potash, Inc. (a)(e)	1,669,800	13,208
LyondellBasell Industries NV Class A	956,298	81,649
Monsanto Co.	757,500	73,970
Potash Corp. of Saskatchewan, Inc.	551,000	14,349
The Chemours Co. LLC	395,195	3,822
The Dow Chemical Co.	2,093,900	91,629
Trinseo SA (a)	60,100	1,751
Wacker Chemie AG (e)	228,300	19,706
Westlake Chemical Partners LP	40,900	799
		505,545
Construction Materials - 0.1%
Eagle Materials, Inc.	199,200	16,301
Metals & Mining - 0.0%
AngloGold Ashanti Ltd. sponsored ADR (a)	57,230	465

TOTAL MATERIALS		522,311

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	4,209,576	139,758
Broadview Networks Holdings, Inc. (a)	123,987	186
Iliad SA	73,023	16,495
		156,439
UTILITIES - 0.5%
Electric Utilities - 0.3%
Edison International	628,007	36,726
NextEra Energy, Inc.	302,600	29,779
PPL Corp.	410,800	12,731
		79,236
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	1,371,900	35,326
NRG Yield, Inc. Class C	120,600	1,937
Talen Energy Corp. (a)	2,566	37
		37,300
Multi-Utilities - 0.1%
Sempra Energy	184,400	17,490

TOTAL UTILITIES		134,026

TOTAL COMMON STOCKS
(Cost $12,573,564)		15,776,238

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	1,082,251	7,229
Roku, Inc. Series F, 8.00% (a)(b)	5,520,836	6,239
		13,468
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)	196,700	9,000
Media - 0.4%
Vice Holding, Inc.(a)(b)	6,701	94,251
Specialty Retail - 0.1%
Moda Operandi, Inc. Series E (b)	508,444	22,219
TOTAL CONSUMER DISCRETIONARY		138,938
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Southwestern Energy Co. Series B 6.25%	27,400	1,053
FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
American Tower Corp. 5.50%	34,300	3,520
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Allergan PLC 5.50%	6,800	6,983
INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.3%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	1,611,548	63,882
Software - 0.0%
Deem, Inc. (a)(b)	2,497,881	6,519
TOTAL INFORMATION TECHNOLOGY		70,401

TOTAL CONVERTIBLE PREFERRED STOCKS		220,895

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
C. Wonder LLC Class A-1 (a)(b)(c)	619,047	0
FINANCIALS - 0.0%
Capital Markets - 0.0%
GMAC Capital Trust I Series 2, 8.125%	294,279	7,513
Consumer Finance - 0.0%
Ally Financial, Inc. 7.00% (f)	4,427	4,476
TOTAL FINANCIALS		11,989
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc.:
15.00% (a)	961,655	962
Class C 19.50% (b)	242,900	243
		1,205

TOTAL NONCONVERTIBLE PREFERRED STOCKS		13,194

TOTAL PREFERRED STOCKS
(Cost $147,371)		234,089
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 17.0%
Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Liberty Media Corp.:
3.5% 1/15/31	620	323
3.5% 1/15/31 (f)	4,584	2,388
Mood Media Corp. 10% 10/31/15 (f)	32	32
		2,743
Nonconvertible Bonds - 17.0%
CONSUMER DISCRETIONARY - 1.7%
Auto Components - 0.1%
Dana Holding Corp. 5.375% 9/15/21	575	576
Gates Global LLC / Gates Global Co. 6% 7/15/22 (f)	1,260	1,027
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (f)(h)	1,405	1,479
6.75% 11/15/22 pay-in-kind (f)(h)	650	692
6.875% 8/15/18 pay-in-kind (f)(h)	1,565	1,615
Tenneco, Inc. 6.875% 12/15/20	2,415	2,518
ZF North America Capital, Inc.:
4% 4/29/20 (f)	5,045	5,044
4.5% 4/29/22 (f)	4,105	3,977
		16,928
Automobiles - 0.4%
Ford Motor Co. 4.75% 1/15/43	10,000	9,476
General Motors Co.:
3.5% 10/2/18	4,530	4,594
6.25% 10/2/43	763	817
General Motors Financial Co., Inc.:
2.4% 4/10/18	6,449	6,372
2.625% 7/10/17	1,445	1,457
3% 9/25/17	3,320	3,336
3.15% 1/15/20	12,000	11,849
3.25% 5/15/18	3,070	3,087
3.5% 7/10/19	17,868	18,006
4% 1/15/25	6,368	6,023
4.25% 5/15/23	3,285	3,228
4.375% 9/25/21	11,267	11,368
4.75% 8/15/17	4,020	4,168
6.75% 6/1/18	6,765	7,445
Volkswagen International Finance NV 2.375% 3/22/17(f)	1,515	1,538
		92,764
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (f)	365	364
American Tire Distributors, Inc. 10.25% 3/1/22 (f)	2,265	2,322
LKQ Corp. 4.75% 5/15/23	265	254
		2,940
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 2.875% 1/15/19	554	560
Laureate Education, Inc. 10% 9/1/19 (f)(h)	6,155	5,163
Service Corp. International 5.375% 1/15/22	505	530
		6,253
Hotels, Restaurants & Leisure - 0.1%
1011778 BC ULC/New Red Finance, Inc. 4.625% 1/15/22 (f)	1,175	1,181
24 Hour Holdings III LLC 8% 6/1/22 (f)	510	405
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	4,300	3,601
Choice Hotels International, Inc. 5.75% 7/1/22	390	419
Chukchansi Economic Development Authority 9.75% 5/30/20 (f)(i)	2,861	1,674
Eldorado Resorts, Inc. 7% 8/1/23 (f)	920	913
FelCor Lodging LP 6% 6/1/25 (f)	620	630
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (f)	680	699
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	4,484	4,675
Isle of Capri Casinos, Inc. 5.875% 3/15/21	475	489
Landry's Acquisition Co. 9.375% 5/1/20 (f)	875	935
Landry's Holdings II, Inc. 10.25% 1/1/18 (f)	900	932
MGM Mirage, Inc.:
6% 3/15/23	1,630	1,654
7.5% 6/1/16	2,855	2,955
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (f)	865	882
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21	4,650	4,336
Playa Resorts Holding BV 8% 8/15/20 (f)	90	91
Scientific Games Corp.:
7% 1/1/22 (f)	1,360	1,391
10% 12/1/22	3,320	3,046
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 3/31/15 (f)(i)	534	0
		30,908
Household Durables - 0.1%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23	775	742
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)	785	761
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)	620	618
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	6,420	6,621
8.25% 2/15/21 (h)	1,485	1,528
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (f)	1,395	1,398
William Lyon Homes, Inc.:
5.75% 4/15/19	470	474
7% 8/15/22	1,835	1,895
8.5% 11/15/20	1,310	1,415
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (f)	1,350	1,249
		16,701
Internet & Catalog Retail - 0.1%
Netflix, Inc. 5.5% 2/15/22 (f)	5,000	5,125
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23 (f)	2,475	2,472
		7,597
Media - 0.9%
21st Century Fox America, Inc. 7.75% 12/1/45	8,012	10,857
Altice SA:
5.375% 7/15/23 (f)	2,375	2,351
7.625% 2/15/25 (f)	4,905	4,660
7.75% 5/15/22 (f)	10,065	9,813
7.75% 7/15/25 (f)	1,665	1,594
7.75% 7/15/25 (f)	1,495	1,458
AMC Entertainment, Inc. 5.75% 6/15/25	2,345	2,333
AMC Networks, Inc. 7.75% 7/15/21	340	363
Anna Merger Sub, Inc. 7.75% 10/1/22 (f)	1,810	1,793
Cable One, Inc. 5.75% 6/15/22 (f)	895	904
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	275	277
5.625% 2/15/24	295	302
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	1,580	1,576
5.25% 3/15/21	3,375	3,409
5.75% 9/1/23	945	964
5.75% 1/15/24	4,235	4,320
5.875% 5/1/27 (f)	3,385	3,317
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (f)	325	319
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (f)	3,345	3,065
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (f)	7,702	7,661
4.908% 7/23/25 (f)	5,177	5,141
Cinemark U.S.A., Inc.:
4.875% 6/1/23	1,275	1,243
5.125% 12/15/22	355	355
Clear Channel Communications, Inc. 5.5% 12/15/16	3,015	2,849
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	755	763
7.625% 3/15/20	585	600
Series B, 6.5% 11/15/22	2,040	2,107
7.625% 3/15/20	4,105	4,249
Columbus International, Inc. 7.375% 3/30/21(f)	7,655	8,057
Discovery Communications LLC 5.05% 6/1/20	168	182
DISH DBS Corp.:
5% 3/15/23	2,675	2,362
5.875% 7/15/22	2,655	2,511
6.75% 6/1/21	3,515	3,462
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (f)	2,640	1,003
Lamar Media Corp.:
5.375% 1/15/24	630	643
5.875% 2/1/22	525	549
Lions Gate Entertainment Corp. 5.25% 8/1/18 (f)	2,415	2,487
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (h)	6,635	7,299
MDC Partners, Inc. 6.75% 4/1/20 (f)	185	183
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (f)(h)	5,870	5,929
National CineMedia LLC:
6% 4/15/22	2,600	2,659
7.875% 7/15/21	1,380	1,439
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (f)	685	676
Numericable Group SA:
4.875% 5/15/19 (f)	4,535	4,563
6% 5/15/22 (f)	13,815	13,815
6.25% 5/15/24 (f)	660	660
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (f)	375	386
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (f)	2,775	2,935
Regal Entertainment Group:
5.75% 3/15/22	1,230	1,238
5.75% 6/15/23	755	748
Sirius XM Radio, Inc.:
5.375% 4/15/25 (f)	1,490	1,471
5.75% 8/1/21 (f)	2,580	2,670
Starz LLC/Starz Finance Corp. 5% 9/15/19	5,000	5,013
Thomson Reuters Corp.:
1.3% 2/23/17	1,794	1,787
3.85% 9/29/24	4,335	4,262
Time Warner Cable, Inc.:
4% 9/1/21	9,654	9,705
4.5% 9/15/42	1,279	1,022
5.5% 9/1/41	2,304	2,075
5.85% 5/1/17	1,621	1,720
6.55% 5/1/37	10,296	10,339
6.75% 7/1/18	1,581	1,751
7.3% 7/1/38	3,823	4,047
8.25% 4/1/19	10,176	11,886
Time Warner, Inc. 2.1% 6/1/19	10,446	10,304
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (f)	1,340	1,377
UPCB Finance VI Ltd. 6.875% 1/15/22 (f)	1,125	1,197
Viacom, Inc.:
2.5% 9/1/18	714	710
3.5% 4/1/17	219	223
Virgin Media Secured Finance PLC 5.25% 1/15/26 (f)	7,830	7,595
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (f)	1,060	1,049
Ziggo Bond Finance BV 5.875% 1/15/25 (f)	1,120	1,081
		223,713
Multiline Retail - 0.0%
Family Tree Escrow LLC:
5.25% 3/1/20 (f)	425	445
5.75% 3/1/23 (f)	2,115	2,215
JC Penney Corp., Inc.:
5.65% 6/1/20	1,357	1,242
5.75% 2/15/18	400	398
7.4% 4/1/37	440	349
8.125% 10/1/19	2,160	2,192
		6,841
Specialty Retail - 0.0%
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (f)	3,260	3,374
Sonic Automotive, Inc.:
5% 5/15/23	195	191
7% 7/15/22	885	949
		4,514
Textiles, Apparel & Luxury Goods - 0.0%
Polymer Group, Inc. 6.875% 6/1/19 (f)	505	513
TOTAL CONSUMER DISCRETIONARY		409,672
CONSUMER STAPLES - 0.7%
Beverages - 0.0%
SABMiller Holdings, Inc. 2.45% 1/15/17 (f)	1,947	1,974
Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC 5.375% 7/15/22 (f)	3,435	3,177
CVS Health Corp.:
3.5% 7/20/22	3,373	3,446
3.875% 7/20/25	6,000	6,135
ESAL GmbH 6.25% 2/5/23 (f)	3,005	2,922
Kroger Co. 3.3% 1/15/21	6,000	6,087
Minerva Luxmbourg SA 7.75% 1/31/23 (f)	4,000	3,910
Rite Aid Corp.:
6.75% 6/15/21	7,375	7,781
6.875% 12/15/28 (f)(h)	3,505	3,908
7.7% 2/15/27	3,220	3,767
9.25% 3/15/20	1,330	1,432
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (f)	2,000	1,990
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	3,161	3,163
3.3% 11/18/21	3,750	3,711
		51,429
Food Products - 0.1%
Cargill, Inc. 6% 11/27/17 (f)	417	455
ConAgra Foods, Inc. 1.9% 1/25/18	2,064	2,049
Darling International, Inc. 5.375% 1/15/22	745	736
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (f)	1,377	1,442
H.J. Heinz Co. 4.875% 2/15/25 (f)	814	879
JBS Investments GmbH:
7.25% 4/3/24 (f)	1,090	1,093
7.75% 10/28/20 (f)	2,850	3,040
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (f)	6,075	5,893
5.875% 7/15/24 (f)	1,370	1,365
Post Holdings, Inc.:
6% 12/15/22 (f)	675	651
6.75% 12/1/21 (f)	1,900	1,914
7.75% 3/15/24 (f)	6,115	6,314
8% 7/15/25 (f)	555	573
William Wrigley Jr. Co.:
1.4% 10/21/16 (f)	3,217	3,220
2% 10/20/17 (f)	4,607	4,634
		34,258
Household Products - 0.0%
Spectrum Brands Holdings, Inc.:
5.75% 7/15/25 (f)	1,435	1,478
6.375% 11/15/20	350	364
6.625% 11/15/22	415	446
		2,288
Personal Products - 0.0%
Prestige Brands, Inc.:
5.375% 12/15/21 (f)	1,660	1,648
8.125% 2/1/20	220	233
Revlon Consumer Products Corp. 5.75% 2/15/21	1,105	1,094
		2,975
Tobacco - 0.4%
Altria Group, Inc.:
2.625% 1/14/20	4,950	4,943
4% 1/31/24	3,123	3,172
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (f)	6,420	6,357
4.25% 7/21/25 (f)	6,420	6,362
Reynolds American, Inc.:
2.3% 6/12/18	2,859	2,876
3.25% 6/12/20	2,364	2,394
3.25% 11/1/22	2,999	2,916
4% 6/12/22	4,375	4,492
4.45% 6/12/25	9,633	9,888
4.75% 11/1/42	8,000	7,408
4.85% 9/15/23	7,000	7,361
5.7% 8/15/35	1,646	1,744
5.85% 8/15/45	12,632	13,649
6.75% 6/15/17	3,979	4,305
7.25% 6/15/37	6,101	7,336
		85,203
TOTAL CONSUMER STAPLES		178,127
ENERGY - 2.4%
Energy Equipment & Services - 0.2%
DCP Midstream LLC:
4.75% 9/30/21 (f)	5,634	5,109
5.35% 3/15/20 (f)	5,174	5,028
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	5,488	5,516
5% 10/1/21	2,280	2,331
6.5% 4/1/20	2,264	2,513
Forum Energy Technologies, Inc. 6.25% 10/1/21	655	590
Gulfmark Offshore, Inc. 6.375% 3/15/22	1,485	950
Noble Holding International Ltd.:
3.05% 3/1/16	756	754
4% 3/16/18	470	464
5.95% 4/1/25	2,995	2,641
6.95% 4/1/45	2,891	2,340
Pacific Drilling V Ltd. 7.25% 12/1/17 (f)	2,355	1,813
Summit Midstream Holdings LLC 7.5% 7/1/21	500	500
Transocean, Inc.:
5.55% 12/15/16 (h)	3,719	3,729
6% 3/15/18	2,060	1,972
6.875% 12/15/21	4,240	3,381
Unit Corp. 6.625% 5/15/21	3,635	3,131
		42,762
Oil, Gas & Consumable Fuels - 2.2%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	1,680	1,583
Alpha Natural Resources, Inc. 9.75% 4/15/18 (i)	1,099	30
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.8037% 8/1/19 (f)(h)	1,345	713
7.125% 11/1/20 (f)	2,165	1,093
7.375% 11/1/21 (f)	1,565	790
Anadarko Petroleum Corp. 6.375% 9/15/17	20,246	21,905
Antero Resources Corp.:
5.125% 12/1/22	7,435	6,730
5.625% 6/1/23 (f)	1,270	1,156
Blue Racer Mistream LLC / Blue Racer Finance Corp. 6.125% 11/15/22 (f)	5,000	4,900
BP Capital Markets PLC:
4.5% 10/1/20	1,106	1,204
4.742% 3/11/21	4,210	4,608
California Resources Corp.:
5% 1/15/20	665	524
5.5% 9/15/21	4,110	3,187
6% 11/15/24	2,040	1,513
Canadian Natural Resources Ltd. 1.75% 1/15/18	2,250	2,219
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	910	819
Cenovus Energy, Inc. 5.7% 10/15/19	5,158	5,635
Chesapeake Energy Corp.:
4.875% 4/15/22	550	399
5.375% 6/15/21	1,340	982
6.125% 2/15/21	395	306
6.875% 11/15/20	100	80
Citgo Holding, Inc. 10.75% 2/15/20 (f)	2,315	2,286
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (f)	1,213	1,210
3.3% 6/1/20 (f)	5,938	5,924
4.5% 6/1/25 (f)	1,813	1,728
CONSOL Energy, Inc. 8% 4/1/23 (f)	5,000	3,775
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	895	814
6.25% 4/1/23 (f)	1,150	1,041
CrownRock LP/CrownRock Finance, Inc. 7.75% 2/15/23 (f)	965	955
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,360	2,312
DCP Midstream Operating LP:
2.5% 12/1/17	2,677	2,529
2.7% 4/1/19	4,139	3,639
3.875% 3/15/23	2,327	1,902
4.95% 4/1/22	1,048	949
5.6% 4/1/44	1,686	1,372
Denbury Resources, Inc. 4.625% 7/15/23	4,625	3,099
Diamondback Energy, Inc. 7.625% 10/1/21	935	982
Duke Energy Field Services:
5.375% 10/15/15 (f)	1,647	1,649
6.45% 11/3/36 (f)	3,753	3,268
El Paso Natural Gas Co. 5.95% 4/15/17	1,260	1,337
Empresa Nacional de Petroleo 4.375% 10/30/24 (f)	4,545	4,424
Enable Midstream Partners LP:
2.4% 5/15/19 (f)	1,656	1,557
3.9% 5/15/24 (f)	1,746	1,533
Enbridge Energy Partners LP 4.2% 9/15/21	6,629	6,688
Energy XXI Gulf Coast, Inc. 11% 3/15/20 (f)	1,775	1,092
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	1,660	1,411
7.75% 9/1/22	2,190	2,015
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	9,120	8,846
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	520	489
Gibson Energy, Inc. 6.75% 7/15/21 (f)	160	156
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	305	278
7% 6/15/23 (f)	1,420	1,321
Gulfstream Natural Gas System LLC 6.95% 6/1/16 (f)	677	701
Halcon Resources Corp. 8.625% 2/1/20 (f)	565	496
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (f)	1,265	1,094
5.75% 10/1/25 (f)	6,625	5,963
7.625% 4/15/21 (f)	951	972
Kodiak Oil & Gas Corp. 8.125% 12/1/19	1,325	1,272
Laredo Petroleum, Inc.:
5.625% 1/15/22	1,740	1,566
6.25% 3/15/23	1,650	1,510
LINN Energy LLC/LINN Energy Finance Corp. 6.5% 5/15/19	3,390	1,449
Marathon Petroleum Corp. 5.125% 3/1/21	3,173	3,452
Motiva Enterprises LLC 5.75% 1/15/20 (f)	3,614	3,966
MPLX LP 4% 2/15/25	962	888
Nakilat, Inc. 6.067% 12/31/33 (f)	1,839	2,101
Nexen, Inc. 6.2% 7/30/19	1,865	2,078
Noble Energy, Inc. 5.875% 6/1/24	700	723
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,975	4,015
Oasis Petroleum, Inc. 6.875% 3/15/22	595	494
Peabody Energy Corp.:
6.25% 11/15/21	2,010	528
10% 3/15/22 (f)	1,380	552
Pemex Project Funding Master Trust 5.75% 3/1/18	21,220	22,785
Petrobras Global Finance BV:
1.9529% 5/20/16 (h)	5,357	5,250
3% 1/15/19	22,701	19,775
3.25% 3/17/17	22,344	21,408
4.375% 5/20/23	3,648	2,866
4.875% 3/17/20	20,511	17,949
5.625% 5/20/43	11,155	7,716
7.25% 3/17/44	28,868	23,239
Petrobras International Finance Co. Ltd.:
3.5% 2/6/17	15,000	14,487
3.875% 1/27/16	5,238	5,235
5.375% 1/27/21	10,725	9,454
5.75% 1/20/20	16,310	14,836
5.875% 3/1/18	2,803	2,750
7.875% 3/15/19	5,564	5,607
Petroleos Mexicanos:
3.5% 7/18/18	7,105	7,240
3.5% 7/23/20 (f)	7,125	7,056
3.5% 1/30/23	4,530	4,214
4.5% 1/23/26 (f)	6,398	6,078
4.875% 1/24/22	2,315	2,350
4.875% 1/18/24	5,974	5,956
5.5% 1/21/21	12,842	13,773
5.5% 6/27/44	22,702	19,643
5.625% 1/23/46 (f)	6,203	5,521
6% 3/5/20	4,075	4,440
6.375% 1/23/45	13,324	12,988
6.5% 6/2/41	7,783	7,783
8% 5/3/19	3,283	3,776
Phillips 66 Co.:
2.95% 5/1/17	1,527	1,560
4.3% 4/1/22	5,338	5,570
Phillips 66 Partners LP 2.646% 2/15/20	527	513
Plains All American Pipeline LP/PAA Finance Corp. 6.125% 1/15/17	1,880	1,995
Range Resources Corp. 4.875% 5/15/25 (f)	3,400	3,060
Rice Energy, Inc.:
6.25% 5/1/22	30	27
7.25% 5/1/23 (f)	665	618
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22	635	578
RSP Permian, Inc. 6.625% 10/1/22 (f)	525	515
Sabine Pass Liquefaction LLC:
5.625% 4/15/23	2,585	2,511
5.625% 3/1/25 (f)	6,075	5,874
5.75% 5/15/24	8,830	8,631
SemGroup Corp. 7.5% 6/15/21	2,610	2,584
Shell International Finance BV 4.375% 5/11/45	6,392	6,298
SM Energy Co. 5.625% 6/1/25	675	599
Southeast Supply Header LLC 4.25% 6/15/24 (f)	4,893	4,703
Southwestern Energy Co.:
3.3% 1/23/18	2,491	2,483
4.05% 1/23/20	4,519	4,474
Spectra Energy Capital, LLC 5.65% 3/1/20	944	1,014
Spectra Energy Partners, LP:
2.95% 6/15/16	1,059	1,070
4.6% 6/15/21	1,296	1,349
Suncor Energy, Inc. 6.1% 6/1/18	7,771	8,593
Sunoco LP / Sunoco Finance Corp.:
5.5% 8/1/20 (f)	6,670	6,637
6.375% 4/1/23 (f)	965	970
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (f)	4,580	4,534
6.375% 8/1/22	570	567
Teekay Corp. 8.5% 1/15/20	120	124
Teine Energy Ltd. 6.875% 9/30/22 (f)	5,104	4,415
The Williams Companies, Inc.:
3.7% 1/15/23	4,147	3,593
4.55% 6/24/24	19,902	17,616
Western Gas Partners LP 5.375% 6/1/21	7,807	8,271
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	585	591
Western Refining, Inc. 6.25% 4/1/21	550	545
Whiting Petroleum Corp. 5.75% 3/15/21	565	506
Williams Partners LP 4.3% 3/4/24	4,038	3,781
WPX Energy, Inc.:
7.5% 8/1/20	1,140	1,095
8.25% 8/1/23	1,715	1,651
		558,467
TOTAL ENERGY		601,229
FINANCIALS - 7.7%
Banks - 3.2%
Associated Banc-Corp. 5.125% 3/28/16	1,852	1,883
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (f)	5,555	5,541
4% 4/14/19 (f)	21,750	20,771
5.5% 7/12/20 (f)	16,673	16,465
5.75% 9/26/23 (f)	5,082	4,777
6.369% 6/16/18 (f)	10,462	10,684
6.5% 6/10/19 (f)	1,763	1,819
Bank of America Corp.:
1.35% 11/21/16	4,652	4,645
1.95% 5/12/18	6,000	5,983
2.6% 1/15/19	66,110	66,568
2.65% 4/1/19	38,587	38,904
3.875% 3/22/17	781	807
3.95% 4/21/25	8,200	7,929
4.2% 8/26/24	6,463	6,404
4.25% 10/22/26	5,465	5,373
5.75% 12/1/17	6,075	6,572
6.5% 8/1/16	1,010	1,057
Barclays PLC 2.75% 11/8/19	4,598	4,584
BB&T Corp. 3.95% 3/22/22	1,495	1,564
Capital One NA 2.95% 7/23/21	7,402	7,207
CIT Group, Inc.:
5% 8/15/22	4,195	4,263
5% 8/1/23	2,755	2,789
5.25% 3/15/18	3,215	3,340
5.375% 5/15/20	2,805	2,931
5.5% 2/15/19 (f)	5,285	5,556
Citigroup, Inc.:
1.3% 11/15/16	5,354	5,349
1.7% 4/27/18	6,410	6,353
1.75% 5/1/18	18,342	18,200
1.85% 11/24/17	30,961	30,944
2.4% 2/18/20	10,000	9,897
2.5% 7/29/19	32,442	32,410
2.55% 4/8/19	14,645	14,716
4.05% 7/30/22	14,700	15,045
4.3% 11/20/26	12,000	11,891
4.45% 1/10/17	14,158	14,702
6% 8/15/17	12,747	13,757
Citizens Financial Group, Inc. 4.15% 9/28/22 (f)	5,782	5,831
Credit Suisse AG 6% 2/15/18	12,547	13,654
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20 (f)	6,421	6,383
3.75% 3/26/25 (f)	6,420	6,211
Credit Suisse New York Branch 5.4% 1/14/20	1,200	1,324
Discover Bank 7% 4/15/20	3,075	3,543
Fifth Third Bancorp:
3.5% 3/15/22	529	534
4.5% 6/1/18	418	444
5.45% 1/15/17	1,848	1,940
HBOS PLC 6.75% 5/21/18 (f)	408	450
HSBC Holdings PLC 4.25% 3/14/24	2,900	2,903
Huntington Bancshares, Inc. 7% 12/15/20	2,561	3,048
Huntington National Bank:
2% 6/30/18	13,000	12,941
2.2% 4/1/19	2,700	2,690
Intesa Sanpaolo SpA:
2.375% 1/13/17	28,255	28,317
3.125% 1/15/16	18,292	18,422
5.017% 6/26/24 (f)	4,062	3,966
JPMorgan Chase & Co.:
3.875% 9/10/24	13,647	13,428
4.125% 12/15/26	91,465	90,757
KeyCorp. 5.1% 3/24/21	519	573
Rabobank Nederland 4.375% 8/4/25	9,821	9,848
Regions Bank 6.45% 6/26/37	10,147	11,884
Regions Financial Corp. 2% 5/15/18	7,154	7,116
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	52,829	53,269
6% 12/19/23	13,834	14,758
6.1% 6/10/23	7,367	7,903
6.125% 12/15/22	35,362	38,092
Sumitomo Mitsui Banking Corp. 1.3% 1/10/17	5,250	5,236
SunTrust Banks, Inc.:
2.35% 11/1/18	2,500	2,512
3.5% 1/20/17	4,123	4,227
Wells Fargo & Co.:
4.1% 6/3/26	13,000	13,047
4.48% 1/16/24	5,192	5,414
		802,345
Capital Markets - 1.5%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	7,219	6,892
4.25% 2/15/24	2,095	2,175
Deutsche Bank AG 4.5% 4/1/25	14,192	13,723
Goldman Sachs Group, Inc.:
1.748% 9/15/17	16,000	15,962
2.375% 1/22/18	10,000	10,099
2.55% 10/23/19	70,000	70,132
2.6% 4/23/20	1,300	1,296
2.625% 1/31/19	25,103	25,357
5.95% 1/18/18	4,242	4,628
6.15% 4/1/18	3,466	3,820
6.25% 9/1/17	19,047	20,700
Lazard Group LLC:
4.25% 11/14/20	4,447	4,676
6.85% 6/15/17	1,063	1,151
Merrill Lynch & Co., Inc. 6.4% 8/28/17	4,204	4,565
Morgan Stanley:
1.875% 1/5/18	13,596	13,596
2.125% 4/25/18	16,388	16,446
2.375% 7/23/19	17,224	17,210
2.5% 1/24/19	97,536	98,400
4% 7/23/25	8,077	8,234
4.875% 11/1/22	7,232	7,651
5.625% 9/23/19	453	504
5.95% 12/28/17	250	272
6.625% 4/1/18	1,494	1,665
Peachtree Corners Funding Trust 3.976% 2/15/25 (f)	7,000	6,925
UBS AG Stamford Branch:
1.375% 6/1/17	4,854	4,831
1.8% 3/26/18	9,485	9,452
2.375% 8/14/19	10,750	10,748
		381,110
Consumer Finance - 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.75% 5/15/17	2,625	2,599
3.75% 5/15/19	2,125	2,112
4.5% 5/15/21	2,325	2,363
5% 10/1/21	1,555	1,607
Ally Financial, Inc.:
3.5% 1/27/19	2,025	2,022
4.625% 5/19/22	1,365	1,370
4.75% 9/10/18	2,295	2,367
6.25% 12/1/17	1,800	1,917
Capital One Financial Corp. 2.45% 4/24/19	4,470	4,427
Discover Financial Services:
3.85% 11/21/22	1,983	1,933
5.2% 4/27/22	2,146	2,264
6.45% 6/12/17	10,512	11,369
Ford Motor Credit Co. LLC:
1.461% 3/27/17	32,000	31,854
1.5% 1/17/17	16,012	15,935
2.375% 3/12/19	17,400	17,182
2.5% 1/15/16	14,000	14,067
2.875% 10/1/18	8,500	8,566
3% 6/12/17	5,430	5,523
5% 5/15/18	8,500	9,049
5.875% 8/2/21	10,438	11,714
General Motors Acceptance Corp. 8% 11/1/31	6,130	7,540
GMAC LLC:
8% 12/31/18	19,035	21,129
8% 11/1/31	18,726	22,171
Hyundai Capital America:
1.45% 2/6/17 (f)	5,366	5,354
1.625% 10/2/15 (f)	1,867	1,867
1.875% 8/9/16 (f)	1,338	1,344
2.125% 10/2/17 (f)	2,063	2,069
2.55% 2/6/19 (f)	5,366	5,348
2.875% 8/9/18 (f)	2,511	2,562
Navient Corp. 5.875% 10/25/24	2,130	1,800
SLM Corp.:
4.875% 6/17/19	5,315	4,970
5.5% 1/15/19	2,150	2,053
5.5% 1/25/23	4,320	3,640
6.125% 3/25/24	4,645	3,948
7.25% 1/25/22	5,140	4,844
8% 3/25/20	5,930	6,004
8.45% 6/15/18	2,980	3,159
Synchrony Financial:
1.875% 8/15/17	1,300	1,294
3% 8/15/19	1,910	1,913
3.75% 8/15/21	7,084	7,025
4.25% 8/15/24	2,903	2,855
		263,129
Diversified Financial Services - 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	2,280	2,310
5.875% 2/1/22	2,725	2,753
6% 8/1/20	2,230	2,302
MSCI, Inc. 5.75% 8/15/25 (f)	870	887
		8,252
Insurance - 0.6%
AIA Group Ltd. 2.25% 3/11/19 (f)	1,203	1,197
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (f)	2,835	2,757
American International Group, Inc.:
3.75% 7/10/25	11,144	11,180
4.875% 6/1/22	5,467	5,961
5.6% 10/18/16	4,975	5,212
5.85% 1/16/18	12,000	13,109
Aon Corp.:
3.125% 5/27/16	3,402	3,456
5% 9/30/20	107	118
Five Corners Funding Trust 4.419% 11/15/23 (f)	8,055	8,343
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (f)(h)	2,008	2,048
Hartford Financial Services Group, Inc. 5.375% 3/15/17	595	628
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (f)	1,675	1,671
Liberty Mutual Group, Inc.:
4.25% 6/15/23 (f)	2,655	2,698
5% 6/1/21 (f)	6,063	6,577
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	3,441	3,768
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (f)	7,265	6,588
5.375% 12/1/41 (f)	2,993	3,322
Metropolitan Life Global Funding I 1.875% 6/22/18 (f)	6,476	6,473
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (f)	3,585	4,250
Pacific Life Insurance Co. 9.25% 6/15/39 (f)	3,048	4,583
Pacific LifeCorp:
5.125% 1/30/43 (f)	6,960	7,135
6% 2/10/20 (f)	8,215	9,243
Prudential Financial, Inc.:
2.3% 8/15/18	783	791
4.5% 11/16/21	1,461	1,594
7.375% 6/15/19	1,880	2,206
Symetra Financial Corp. 6.125% 4/1/16 (f)	6,715	6,883
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (f)	6,853	7,015
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (f)	1,569	1,578
4.125% 11/1/24 (f)	2,275	2,297
Unum Group:
5.625% 9/15/20	2,879	3,222
5.75% 8/15/42	7,108	7,908
7.125% 9/30/16	1,802	1,908
		145,719
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	1,148	1,136
4.6% 4/1/22	1,705	1,769
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,587	1,541
American Tower Corp. 2.8% 6/1/20	6,000	5,927
AvalonBay Communities, Inc. 3.625% 10/1/20	2,452	2,548
Camden Property Trust 2.95% 12/15/22	2,154	2,068
CommonWealth REIT 5.875% 9/15/20	991	1,082
Communications Sales & Leasing, Inc. 6% 4/15/23 (f)	605	569
Corporate Office Properties LP:
3.7% 6/15/21	3,614	3,558
5% 7/1/25	3,069	2,995
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	205	208
DDR Corp.:
3.625% 2/1/25	3,010	2,829
4.625% 7/15/22	3,877	4,031
4.75% 4/15/18	4,595	4,857
7.5% 4/1/17	4,966	5,380
9.625% 3/15/16	1,670	1,743
Duke Realty LP:
3.625% 4/15/23	2,844	2,790
3.75% 12/1/24	2,012	1,959
3.875% 10/15/22	4,799	4,839
4.375% 6/15/22	3,202	3,313
5.5% 3/1/16	2,930	2,988
5.95% 2/15/17	291	309
6.75% 3/15/20	1,161	1,345
8.25% 8/15/19	1,838	2,220
Equity One, Inc.:
3.75% 11/15/22	7,300	7,271
6% 9/15/17	666	719
6.25% 1/15/17	530	561
ERP Operating LP 5.75% 6/15/17	1,446	1,550
Federal Realty Investment Trust 5.9% 4/1/20	1,379	1,569
HCP, Inc.:
3.15% 8/1/22	8,000	7,689
3.875% 8/15/24	11,000	10,601
Health Care REIT, Inc.:
2.25% 3/15/18	12,327	12,344
4.125% 4/1/19	11,300	11,908
4.7% 9/15/17	744	785
HRPT Properties Trust:
6.25% 6/15/17	726	761
6.65% 1/15/18	490	527
Lexington Corporate Properties Trust 4.4% 6/15/24	1,905	1,918
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	1,769	1,738
4.5% 4/1/27 (f)	21,587	20,738
4.95% 4/1/24	1,785	1,837
5.875% 3/15/24	3,200	3,368
6.75% 10/15/22	1,885	1,956
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,250	1,218
5% 12/15/23	980	1,033
Weingarten Realty Investors 3.375% 10/15/22	1,098	1,075
WP Carey, Inc. 4% 2/1/25	7,547	7,295
		160,465
Real Estate Management & Development - 0.6%
BioMed Realty LP:
2.625% 5/1/19	2,987	2,982
3.85% 4/15/16	8,385	8,494
4.25% 7/15/22	2,511	2,561
6.125% 4/15/20	1,822	2,051
Brandywine Operating Partnership LP:
3.95% 2/15/23	6,445	6,329
4.1% 10/1/24	5,444	5,416
4.55% 10/1/29	5,444	5,287
4.95% 4/15/18	4,256	4,520
5.7% 5/1/17	268	283
6% 4/1/16	2,467	2,529
CBRE Group, Inc.:
5% 3/15/23	4,110	4,149
5.25% 3/15/25	2,580	2,647
Digital Realty Trust LP:
3.95% 7/1/22	4,317	4,322
5.25% 3/15/21	2,876	3,131
Essex Portfolio LP 5.5% 3/15/17	3,414	3,601
Howard Hughes Corp. 6.875% 10/1/21 (f)	1,690	1,762
Kennedy-Wilson, Inc. 5.875% 4/1/24	795	774
Liberty Property LP:
3.375% 6/15/23	2,951	2,840
4.125% 6/15/22	2,746	2,807
4.75% 10/1/20	6,595	7,114
5.5% 12/15/16	2,022	2,116
Mack-Cali Realty LP:
2.5% 12/15/17	4,037	4,050
3.15% 5/15/23	6,708	5,954
4.5% 4/18/22	1,689	1,683
5.8% 1/15/16	4,250	4,313
7.75% 8/15/19	2,149	2,475
Mid-America Apartments LP 4.3% 10/15/23	1,086	1,111
Post Apartment Homes LP 3.375% 12/1/22	1,196	1,163
Prime Property Funding, Inc. 5.7% 4/15/17 (f)	3,471	3,632
Realogy Corp. 9% 1/15/20 (f)	1,170	1,240
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (f)	1,760	1,771
Realogy Group LLC/Sunshine Group Florida Ltd. 3.375% 5/1/16 (f)	2,125	2,130
Reckson Operating Partnership LP 6% 3/31/16	1,675	1,717
Regency Centers LP 5.875% 6/15/17	1,447	1,553
Tanger Properties LP:
3.75% 12/1/24	3,781	3,694
3.875% 12/1/23	2,341	2,324
6.125% 6/1/20	7,035	7,998
Ventas Realty LP:
1.25% 4/17/17	2,655	2,635
1.55% 9/26/16	921	923
3.5% 2/1/25	1,837	1,738
4.125% 1/15/26	2,088	2,067
4.375% 2/1/45	1,098	988
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	3,611	3,621
4% 4/30/19	1,771	1,852
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23	510	474
		136,821
TOTAL FINANCIALS		1,897,841
HEALTH CARE - 1.3%
Biotechnology - 0.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (f)	730	747
Amgen, Inc. 1.25% 5/22/17	11,041	11,011
		11,758
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 6.375% 7/1/23 (f)	625	641
Boston Scientific Corp. 3.375% 5/15/22	16,713	16,225
Hologic, Inc. 5.25% 7/15/22 (f)	1,505	1,533
		18,399
Health Care Providers & Services - 0.7%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	680	693
Community Health Systems, Inc.:
5.125% 8/1/21	840	863
6.875% 2/1/22	1,115	1,185
DaVita HealthCare Partners, Inc.:
5% 5/1/25	2,315	2,269
5.125% 7/15/24	2,535	2,524
5.75% 8/15/22	1,215	1,293
Envision Healthcare Corp. 5.125% 7/1/22 (f)	1,040	1,054
Express Scripts Holding Co.:
3.9% 2/15/22	1,585	1,602
4.75% 11/15/21	14,348	15,337
HCA Holdings, Inc.:
3.75% 3/15/19	9,592	9,640
4.25% 10/15/19	3,850	3,927
4.75% 5/1/23	3,020	3,061
5% 3/15/24	1,755	1,797
5.375% 2/1/25	9,835	9,983
5.875% 3/15/22	10,110	10,995
5.875% 5/1/23	2,555	2,702
6.25% 2/15/21	1,415	1,535
6.5% 2/15/20	20,898	23,092
7.5% 2/15/22	3,250	3,728
HealthSouth Corp.:
5.125% 3/15/23	800	792
5.75% 11/1/24	3,005	3,047
5.75% 11/1/24 (f)	890	902
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (f)	6,365	6,308
Kindred Escrow Corp. II:
8% 1/15/20 (f)	1,180	1,293
8.75% 1/15/23 (f)	1,180	1,322
Legend Acquisition, Inc. 10.75% 8/15/20 (f)(i)	2,005	0
McKesson Corp. 2.284% 3/15/19	5,400	5,408
Medco Health Solutions, Inc.:
2.75% 9/15/15	3,610	3,612
4.125% 9/15/20	3,728	3,939
Quintiles Transnational Corp. 4.875% 5/15/23 (f)	1,070	1,091
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	625	653
Tenet Healthcare Corp.:
4.375% 10/1/21	2,040	2,040
4.5% 4/1/21	1,030	1,035
5% 3/1/19	11,690	11,669
6% 10/1/20	1,145	1,225
6.75% 6/15/23	7,355	7,576
8.125% 4/1/22	4,590	5,083
UnitedHealth Group, Inc.:
3.35% 7/15/22	2,324	2,377
3.75% 7/15/25	6,406	6,557
WellPoint, Inc. 1.875% 1/15/18	161	160
		163,369
Health Care Technology - 0.0%
Emdeon, Inc. 6% 2/15/21 (f)	1,155	1,138
IMS Health, Inc. 6% 11/1/20 (f)	715	735
		1,873
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,499	1,491
2.4% 2/1/19	945	943
		2,434
Pharmaceuticals - 0.5%
AbbVie, Inc.:
1.75% 11/6/17	5,738	5,733
3.6% 5/14/25	6,397	6,290
Actavis Funding SCS:
1.3% 6/15/17	10,935	10,838
2.45% 6/15/19	3,241	3,214
3% 3/12/20	5,472	5,447
3.45% 3/15/22	9,527	9,318
3.8% 3/15/25	6,866	6,651
Concordia Healthcare Corp. 7% 4/15/23 (f)	2,445	2,525
Endo Finance LLC 5.375% 1/15/23 (f)	350	353
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (f)	4,625	4,810
6% 2/1/25 (f)	4,195	4,310
Forest Laboratories, Inc. 4.375% 2/1/19 (f)	2,160	2,257
JLL/Delta Dutch Newco BV 7.5% 2/1/22 (f)	8,675	9,044
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (f)(h)	3,315	3,398
Mylan, Inc. 1.35% 11/29/16	1,757	1,741
Perrigo Co. PLC:
1.3% 11/8/16	1,437	1,428
2.3% 11/8/18	1,537	1,533
Perrigo Finance PLC:
3.5% 12/15/21	1,350	1,317
3.9% 12/15/24	2,011	1,948
4.9% 12/15/44	883	838
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (f)	498	555
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (f)	4,735	4,818
5.5% 3/1/23 (f)	1,750	1,774
5.625% 12/1/21 (f)	810	826
5.875% 5/15/23 (f)	8,150	8,313
6.125% 4/15/25 (f)	10,225	10,532
6.75% 8/15/18 (f)	3,620	3,787
7.5% 7/15/21 (f)	1,575	1,691
VPI Escrow Corp. 6.375% 10/15/20 (f)	1,445	1,506
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,940	1,933
Zoetis, Inc. 1.875% 2/1/18	898	892
		119,620
TOTAL HEALTH CARE		317,453
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc. 6.375% 6/1/19 (f)	3,650	4,139
DigitalGlobe, Inc. 5.25% 2/1/21 (f)	425	408
TransDigm, Inc.:
6% 7/15/22	1,155	1,138
6.5% 7/15/24	1,135	1,109
6.5% 5/15/25 (f)	7,335	7,216
		14,010
Airlines - 0.0%
Continental Airlines, Inc.:
pass-thru trust certificates:
8.388% 5/1/22	6	7
9.798% 4/1/21	2,120	2,321
6.125% 4/29/18	415	431
6.648% 3/15/19	1,021	1,049
6.9% 7/2/19	413	431
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	1,476	1,564
8.36% 1/20/19	905	969
		6,772
Building Products - 0.1%
Builders FirstSource, Inc. 10.75% 8/15/23 (f)	3,575	3,629
HD Supply, Inc. 5.25% 12/15/21 (f)	1,985	2,040
HMAN Finance Sub Corp. 6.375% 7/15/22 (f)	510	478
Nortek, Inc. 8.5% 4/15/21	925	991
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (f)	440	450
6.125% 4/1/25 (f)	440	450
USG Corp.:
5.875% 11/1/21 (f)	255	265
6.3% 11/15/16	170	175
7.875% 3/30/20 (f)	905	962
9.75% 1/15/18 (h)	975	1,097
		10,537
Commercial Services & Supplies - 0.1%
ADT Corp. 6.25% 10/15/21	1,140	1,177
APX Group, Inc.:
6.375% 12/1/19	9,530	9,256
8.75% 12/1/20	10,790	9,468
Cenveo Corp. 6% 8/1/19 (f)	730	615
Clean Harbors, Inc. 5.125% 6/1/21	740	747
Covanta Holding Corp.:
6.375% 10/1/22	875	899
7.25% 12/1/20	775	809
Garda World Security Corp.:
7.25% 11/15/21 (f)	475	444
7.25% 11/15/21 (f)	525	491
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (f)	215	221
TMS International Corp. 7.625% 10/15/21 (f)	255	244
		24,371
Machinery - 0.0%
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (f)	475	449
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	1,481	1,468
Schaeffler Finance BV:
4.25% 5/15/21 (f)	1,760	1,712
4.75% 5/15/21 (f)	3,160	3,107
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (f)	950	703
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19	455	494
		7,933
Marine - 0.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (f)	630	602
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (f)	3,065	2,544
8.125% 2/15/19	975	775
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (f)	700	646
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21	755	589
		5,156
Professional Services - 0.0%
FTI Consulting, Inc. 6% 11/15/22	2,405	2,525
Road & Rail - 0.0%
Hertz Corp.:
5.875% 10/15/20	1,120	1,132
6.25% 10/15/22	800	814
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (f)	1,115	783
		2,729
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.125% 1/15/18	2,759	2,731
2.625% 9/4/18	6,100	6,084
3.75% 2/1/22	6,505	6,501
3.875% 4/1/21	5,301	5,354
4.25% 9/15/24	4,566	4,515
4.75% 3/1/20	4,617	4,888
Aircastle Ltd. 5.5% 2/15/22	1,340	1,387
Ashtead Capital, Inc. 5.625% 10/1/24 (f)	1,825	1,812
International Lease Finance Corp.:
3.875% 4/15/18	4,400	4,422
5.75% 5/15/16	1,840	1,875
5.875% 8/15/22	4,385	4,730
6.25% 5/15/19	3,035	3,270
7.125% 9/1/18 (f)	5,560	6,145
8.25% 12/15/20	4,165	4,936
8.625% 9/15/15 (h)	4,640	4,646
8.625% 1/15/22	3,910	4,780
NES Rentals Holdings, Inc. 7.875% 5/1/18 (f)	365	362
United Rentals North America, Inc.:
4.625% 7/15/23	1,220	1,200
5.5% 7/15/25	975	941
VWR Funding, Inc. 7.25% 9/15/17	2,695	2,775
		73,354
TOTAL INDUSTRIALS		147,387
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (f)	395	406
6.75% 11/15/20 (f)	1,980	2,114
Hughes Satellite Systems Corp. 6.5% 6/15/19	5,408	5,895
Lucent Technologies, Inc.:
6.45% 3/15/29	5,541	5,794
6.5% 1/15/28	1,110	1,154
		15,363
Electronic Equipment & Components - 0.0%
Anixter International, Inc. 5.625% 5/1/19	705	738
Sanmina Corp. 4.375% 6/1/19 (f)	1,295	1,300
Tyco Electronics Group SA:
2.375% 12/17/18	1,087	1,092
6.55% 10/1/17	815	894
		4,024
Internet Software & Services - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	885	905
VeriSign, Inc. 4.625% 5/1/23	1,225	1,194
		2,099
IT Services - 0.1%
Audatex North America, Inc.:
6% 6/15/21 (f)	4,565	4,458
6.125% 11/1/23 (f)	4,775	4,733
CDW LLC/CDW Finance Corp. 6% 8/15/22	1,670	1,751
First Data Corp.:
5.375% 8/15/23 (f)	2,645	2,678
11.25% 1/15/21	1,918	2,119
11.75% 8/15/21	497	560
Global Cash Access, Inc. 10% 1/15/22 (f)	565	534
Xerox Corp. 2.95% 3/15/17	947	962
		17,795
Semiconductors & Semiconductor Equipment - 0.0%
Entegris, Inc. 6% 4/1/22 (f)	365	370
Micron Technology, Inc.:
5.25% 1/15/24 (f)	1,180	1,094
5.875% 2/15/22	880	867
NXP BV/NXP Funding LLC 5.75% 2/15/21 (f)	1,595	1,665
		3,996
Software - 0.0%
Activision Blizzard, Inc. 6.125% 9/15/23 (f)	1,255	1,349
Blue Coat Systems, Inc. 8.375% 6/1/23 (f)	3,885	3,893
BMC Software Finance, Inc. 8.125% 7/15/21 (f)	2,645	2,162
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (f)(h)	1,720	1,273
		8,677
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc. 4.375% 5/13/45	6,392	6,318
TOTAL INFORMATION TECHNOLOGY		58,272
MATERIALS - 0.2%
Chemicals - 0.0%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (f)	1,250	1,006
LSB Industries, Inc. 7.75% 8/1/19	425	428
PolyOne Corp. 5.25% 3/15/23	1,360	1,333
SPCM SA 6% 1/15/22 (f)	555	561
The Chemours Company LLC:
6.625% 5/15/23 (f)	1,985	1,727
7% 5/15/25 (f)	505	432
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (f)	585	626
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (f)	885	896
5.625% 10/1/24 (f)	355	366
		7,375
Construction Materials - 0.0%
CEMEX Finance LLC 6% 4/1/24 (f)	1,600	1,520
Prince Mineral Holding Corp. 11.5% 12/15/19 (f)	405	348
		1,868
Containers & Packaging - 0.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (f)(h)	877	909
Ardagh Packaging Finance PLC 9.125% 10/15/20 (f)	685	719
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (f)	800	794
6.25% 1/31/19 (f)	680	694
6.75% 1/31/21 (f)	785	801
7% 11/15/20 (f)	126	127
9.125% 10/15/20 (f)	690	721
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (f)	2,135	1,857
Crown Americas LLC/Crown Americas Capital Corp. III 6.25% 2/1/21	2,040	2,124
Owens-Illinois, Inc. 7.8% 5/15/18	350	387
Sealed Air Corp. 6.5% 12/1/20 (f)	1,065	1,179
		10,312
Metals & Mining - 0.1%
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (f)	255	250
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (f)	1,410	1,283
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (f)	7,189	7,234
4.5% 8/13/23 (Reg. S)	8,600	8,691
4.875% 11/4/44 (f)	1,735	1,538
4.875% 11/4/44 (Reg. S)	4,000	3,545
Edgen Murray Corp. 8.75% 11/1/20 (f)	737	792
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	5,635	4,466
Murray Energy Corp. 11.25% 4/15/21 (f)	3,350	1,549
New Gold, Inc.:
6.25% 11/15/22 (f)	615	520
7% 4/15/20 (f)	345	331
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	3,375	3,080
11.25% 10/15/18	755	702
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (f)	595	574
Walter Energy, Inc.:
9.5% 10/15/19 (f)(i)	1,115	438
12% 4/1/20 pay-in-kind (f)(h)(i)	912	18
		35,011
Paper & Forest Products - 0.0%
Clearwater Paper Corp. 4.5% 2/1/23	1,250	1,188
TOTAL MATERIALS		55,754
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.8%
Altice Financing SA:
6.5% 1/15/22 (f)	2,300	2,306
6.625% 2/15/23 (f)	2,620	2,607
7.875% 12/15/19 (f)	550	575
Altice Finco SA:
8.125% 1/15/24 (f)	315	318
9.875% 12/15/20 (f)	585	642
AT&T, Inc. 2.45% 6/30/20	4,383	4,342
BellSouth Capital Funding Corp. 7.875% 2/15/30	68	82
Broadview Networks Holdings, Inc. 10.5% 11/15/17	1,908	1,784
CenturyLink, Inc.:
5.15% 6/15/17	440	451
6% 4/1/17	3,101	3,233
6.15% 9/15/19	3,331	3,489
Eileme 2 AB 11.625% 1/31/20 (f)	1,725	1,887
Embarq Corp.:
7.082% 6/1/16	3,728	3,853
7.995% 6/1/36	37,546	39,705
FairPoint Communications, Inc. 8.75% 8/15/19 (f)	1,340	1,407
GCI, Inc. 6.875% 4/15/25	1,350	1,387
Intelsat Luxembourg SA:
7.75% 6/1/21	4,960	3,716
8.125% 6/1/23	1,090	801
Level 3 Communications, Inc. 5.75% 12/1/22	1,295	1,292
Level 3 Financing, Inc.:
5.375% 8/15/22	2,110	2,117
6.125% 1/15/21	1,405	1,472
7% 6/1/20	1,460	1,537
Lynx I Corp. 5.375% 4/15/21 (f)	693	710
Lynx II Corp. 6.375% 4/15/23 (f)	435	452
Sable International Finance Ltd. 6.875% 8/1/22 (f)	1,915	1,934
Sprint Capital Corp.:
6.875% 11/15/28	1,005	864
6.9% 5/1/19	3,975	4,030
8.75% 3/15/32	1,500	1,419
Verizon Communications, Inc.:
2.625% 2/21/20	8,000	8,003
4.5% 9/15/20	38,502	41,412
5.012% 8/21/54	19,396	17,693
6.1% 4/15/18	1,909	2,102
6.25% 4/1/37	3,729	4,179
6.4% 9/15/33	5,323	6,069
6.55% 9/15/43	13,650	16,117
Virgin Media Finance PLC 6% 10/15/24 (f)	930	954
Wind Acquisition Finance SA 4.75% 7/15/20 (f)	1,670	1,683
		186,624
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV 2.375% 9/8/16	307	310
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (f)	3,050	3,477
Digicel Group Ltd.:
6% 4/15/21 (f)	2,805	2,569
6.75% 3/1/23 (f)	1,215	1,115
7.125% 4/1/22 (f)	2,000	1,743
8.25% 9/30/20 (f)	5,870	5,430
Intelsat Jackson Holdings SA:
5.5% 8/1/23	2,315	2,037
6.625% 12/15/22 (Reg. S)	5,045	4,414
7.5% 4/1/21	3,895	3,773
SBA Communications Corp. 5.625% 10/1/19	1,870	1,954
Sprint Communications, Inc.:
6% 11/15/22	13,365	12,029
9% 11/15/18 (f)	6,595	7,345
Sprint Corp.:
7.125% 6/15/24	870	804
7.25% 9/15/21	2,575	2,504
7.875% 9/15/23	2,575	2,475
T-Mobile U.S.A., Inc.:
5.25% 9/1/18	940	962
6% 3/1/23	2,590	2,640
6.25% 4/1/21	2,010	2,076
6.464% 4/28/19	420	432
6.542% 4/28/20	1,475	1,538
6.625% 4/1/23	15,005	15,650
6.633% 4/28/21	1,335	1,395
6.731% 4/28/22	985	1,034
6.836% 4/28/23	385	403
		78,109
TOTAL TELECOMMUNICATION SERVICES		264,733
UTILITIES - 1.1%
Electric Utilities - 0.8%
AmerenUE 6.4% 6/15/17	4,026	4,377
American Transmission Systems, Inc. 5% 9/1/44 (f)	2,007	2,051
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (f)	3,934	4,468
6.4% 9/15/20 (f)	10,769	12,330
Edison International 3.75% 9/15/17	3,355	3,494
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (i)	3,339	3,556
12.25% 3/1/22 (f)(i)	10,834	11,579
Entergy Corp. 4% 7/15/22	6,500	6,548
Eversource Energy 1.45% 5/1/18	1,511	1,491
Exelon Corp.:
1.55% 6/9/17	1,266	1,263
3.95% 6/15/25	5,966	5,974
FirstEnergy Corp.:
2.75% 3/15/18	10,020	10,052
4.25% 3/15/23	23,348	23,394
7.375% 11/15/31	31,788	38,260
FirstEnergy Solutions Corp. 6.05% 8/15/21	9,830	10,693
InterGen NV 7% 6/30/23 (f)	2,735	2,386
IPALCO Enterprises, Inc. 3.45% 7/15/20 (f)	10,457	10,274
LG&E and KU Energy LLC:
2.125% 11/15/15	3,785	3,795
3.75% 11/15/20	745	781
Mirant Americas Generation LLC 9.125% 5/1/31	460	386
Nevada Power Co.:
6.5% 5/15/18	5,100	5,704
6.5% 8/1/18	1,191	1,343
NSG Holdings II, LLC 7.75% 12/15/25 (f)	4,708	5,191
NV Energy, Inc. 6.25% 11/15/20	1,666	1,930
Pennsylvania Electric Co. 6.05% 9/1/17	450	488
Pepco Holdings, Inc. 2.7% 10/1/15	3,805	3,810
Progress Energy, Inc. 4.4% 1/15/21	336	358
RJS Power Holdings LLC 5.125% 7/15/19 (f)	2,150	2,032
TECO Finance, Inc.:
4% 3/15/16	1,242	1,261
5.15% 3/15/20	2,029	2,216
West Penn Power Co. 5.95% 12/15/17 (f)	10,500	11,406
		192,891
Gas Utilities - 0.0%
AmeriGas Finance LLC/AmeriGas Finance Corp. 7% 5/20/22	1,785	1,852
Southern Natural Gas Co. 5.9% 4/1/17 (f)	260	274
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,753	1,793
Texas Eastern Transmission LP 6% 9/15/17 (f)	948	1,024
		4,943
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.:
5.375% 1/15/23	1,475	1,423
5.75% 1/15/25	635	615
6% 1/15/22 (f)	1,115	1,186
7.875% 1/15/23 (f)	2,470	2,643
Dynegy, Inc.:
6.75% 11/1/19	1,075	1,115
7.375% 11/1/22	4,055	4,197
7.625% 11/1/24	3,465	3,606
GenOn Energy, Inc. 9.875% 10/15/20	1,743	1,647
NRG Energy, Inc. 6.625% 3/15/23	2,550	2,505
PPL Energy Supply LLC 6.5% 6/1/25 (f)	1,100	1,020
TerraForm Power Operating LLC:
5.875% 2/1/23 (f)	845	803
6.125% 6/15/25 (f)	435	410
The AES Corp. 5.5% 3/15/24	745	711
TXU Corp.:
5.55% 11/15/14 (i)	61	60
6.5% 11/15/24 (i)	3,550	3,497
6.55% 11/15/34 (i)	7,200	7,092
		32,530
Multi-Utilities - 0.2%
Dominion Resources, Inc.:
2.5818% 9/30/66 (h)	19,347	16,846
7.5% 6/30/66 (h)	2,474	2,205
NiSource Finance Corp.:
5.45% 9/15/20	5,259	5,883
6.4% 3/15/18	983	1,092
6.8% 1/15/19	2,710	3,092
PG&E Corp. 2.4% 3/1/19	791	793
Puget Energy, Inc. 6% 9/1/21	691	790
Sempra Energy 2.3% 4/1/17	5,903	5,976
Wisconsin Energy Corp. 6.25% 5/15/67 (h)	3,876	3,358
		40,035
TOTAL UTILITIES		270,399

TOTAL NONCONVERTIBLE BONDS		4,200,867

TOTAL CORPORATE BONDS
(Cost $4,216,418)		4,203,610

U.S. Government and Government Agency Obligations - 4.3%
U.S. Treasury Inflation-Protected Obligations - 0.8%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$85,443	$76,860
1.375% 2/15/44	72,144	75,778
U.S. Treasury Inflation-Indexed Notes 0.25% 1/15/25	44,190	42,607

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		195,245

U.S. Treasury Obligations - 3.5%
U.S. Treasury Bonds:
2.875% 8/15/45	55,290	54,404
3% 5/15/45	166,609	167,789
U.S. Treasury Notes:
0.5% 8/31/16	96,300	96,358
0.625% 8/15/16	50,000	50,084
1% 8/31/16	200,000	201,086
1% 8/15/18	32,700	32,645
1.5% 5/31/20	45,576	45,540
1.625% 7/31/20	15,490	15,542
2% 8/15/25	13,160	12,908
2.125% 5/15/25	191,779	190,061

TOTAL U.S. TREASURY OBLIGATIONS		866,417

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,075,097)		1,061,662

U.S. Government Agency - Mortgage Securities - 1.1%
Fannie Mae - 0.7%
2.302% 6/1/36 (h)	125	134
2.5% 1/1/28 to 4/1/43	12,820	12,998
2.546% 7/1/37 (h)	210	225
3% 5/1/27 to 8/1/45	14,000	14,081
3% 9/1/45 (j)	12,900	12,955
3% 9/1/45 (j)	8,800	8,838
3% 9/1/45 (j)	2,600	2,611
3% 10/1/45 (j)	1,500	1,503
3.5% 11/1/25 to 8/1/45	14,772	15,376
3.5% 9/1/45 (j)	2,200	2,280
3.5% 9/1/45 (j)	6,000	6,217
3.5% 9/1/45 (j)	3,800	3,938
3.5% 9/1/45 (j)	16,000	16,580
4% 11/1/40 to 7/1/45	15,861	16,915
4% 9/1/45 (j)	7,500	7,965
4% 9/1/45 (j)	7,200	7,647
4% 9/1/45 (j)	1,000	1,062
4.5% 11/1/19 to 4/1/45	20,727	22,551
4.5% 9/1/45 (j)	7,900	8,558
4.5% 9/1/45 (j)	5,000	5,416
5% 4/1/41 to 10/1/41	3,287	3,634
5.5% 9/1/23 to 4/1/39	3,323	3,722
6% 7/1/35 to 8/1/37	2,655	3,039
6.5% 7/1/32 to 8/1/36	457	532

TOTAL FANNIE MAE		178,777

Freddie Mac - 0.3%
3% 3/1/45 to 7/1/45	13,973	14,010
3.155% 10/1/35 (h)	119	126
3.5% 8/1/42 to 6/1/45	13,658	14,153
4% 6/1/24 to 8/1/44	13,914	14,847
4.5% 3/1/41 to 4/1/41	7,080	7,686
5% 3/1/19 to 7/1/41	2,946	3,214
5.5% 1/1/38 to 6/1/41	8,637	9,628
6% 7/1/37 to 8/1/37	235	268
6.5% 3/1/36	1,750	2,034

TOTAL FREDDIE MAC		65,966

Ginnie Mae - 0.1%
3% 6/20/45	1,194	1,211
3.5% 7/20/42 to 8/20/45	13,796	14,386
4% 8/15/39 to 7/20/45	8,790	9,375
4.5% 4/20/41	2,511	2,721
5% 2/15/39 to 5/15/39	757	841
5.5% 6/15/35 to 9/15/39	2,449	2,783

TOTAL GINNIE MAE		31,317

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $274,796)		276,060

Asset-Backed Securities - 0.3%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.9044% 4/25/35 (h)	$504	$453
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 1.8494% 3/25/34 (h)	198	189
AmeriCredit Automobile Receivables Trust Series 2013-4:
Class C, 2.72% 9/9/19	1,240	1,262
Class D, 3.31% 10/8/19	770	788
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2494% 12/25/33 (h)	37	34
Series 2004-R2 Class M3, 1.0244% 4/25/34 (h)	68	50
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9794% 3/25/34 (h)	36	34
Series 2004-W11 Class M2, 1.2494% 11/25/34 (h)	426	414
Series 2004-W7 Class M1, 1.0244% 5/25/34 (h)	1,108	1,066
Series 2006-W4 Class A2C, 0.3594% 5/25/36 (h)	880	314
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE2 Class M1, 1.0244% 4/25/34 (h)	1,313	1,205
Series 2006-HE2 Class M1, 0.5694% 3/25/36 (h)	15	0
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3394% 12/25/36 (h)	1,368	902
Countrywide Home Loans, Inc.:
Series 2004-3 Class M4, 1.6544% 4/25/34 (h)	53	48
Series 2004-4 Class M2, 0.9944% 6/25/34 (h)	79	72
Series 2004-7 Class AF5, 5.868% 1/25/35	1,533	1,596
Fannie Mae Series 2004-T5 Class AB3, 0.9538% 5/28/35 (h)	30	27
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.3744% 8/25/34 (h)	221	207
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0244% 3/25/34 (h)	8	7
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9344% 1/25/35 (h)	720	614
Class M4, 1.2194% 1/25/35 (h)	264	170
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.7091% 2/25/47 (f)(h)	951	889
GE Business Loan Trust Series 2006-2A:
Class A, 0.3776% 11/15/34 (f)(h)	541	520
Class B, 0.4776% 11/15/34 (f)(h)	196	182
Class C, 0.5776% 11/15/34 (f)(h)	325	286
Class D, 0.9476% 11/15/34 (f)(h)	124	102
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.5194% 8/25/33 (h)	190	180
Series 2003-3 Class M1, 1.4894% 8/25/33 (h)	345	333
Series 2003-5 Class A2, 0.8905% 12/25/33 (h)	25	23
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3894% 1/25/37 (h)	1,137	758
Invitation Homes Trust Series 2015-SFR3 Class E, 3.933% 8/17/32 (f)(h)	2,913	2,887
JPMorgan Mortgage Acquisition Trust:
Series 2006-NC2 Class M2, 0.4905% 7/25/36 (h)	2,224	919
Series 2007-CH1 Class AV4, 0.3205% 11/25/36 (h)	291	290
KeyCorp Student Loan Trust:
Series 1999-A Class A2, 0.612% 12/27/29 (h)	106	105
Series 2006-A Class 2C, 1.432% 3/27/42 (h)	2,016	997
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4994% 5/25/37 (h)	257	4
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.9494% 7/25/34 (h)	82	69
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1744% 7/25/34 (h)	240	219
Series 2006-FM1 Class A2B, 0.3094% 4/25/37 (h)	183	182
Series 2006-OPT1 Class A1A, 0.7194% 6/25/35 (h)	1,213	1,172
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8794% 8/25/34 (h)	44	41
Series 2005-NC1 Class M1, 0.8594% 1/25/35 (h)	220	207
Series 2005-NC2 Class B1, 1.9544% 3/25/35 (h)	171	3
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.7005% 9/25/35 (h)	1,083	963
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.0744% 9/25/34 (h)	405	383
Class M4, 2.3744% 9/25/34 (h)	519	240
Series 2005-WCH1 Class M4, 1.4444% 1/25/36 (h)	1,120	987
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9994% 4/25/33 (h)	4	4
Santander Drive Auto Receivables Trust:
Series 2014-2 Class C, 2.33% 11/15/19	5,443	5,470
Series 2014-3:
Class B, 1.45% 5/15/19	19,055	19,055
Class C, 2.13% 8/17/20	19,051	19,144
Series 2014-4 Class C, 2.6% 11/16/20	3,030	3,053
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9944% 3/25/35 (h)	603	555
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.2359% 6/15/33 (h)	520	504
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.9244% 9/25/34 (h)	32	28
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0594% 9/25/34 (h)	22	20
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 0.8435% 4/6/42 (f)(h)	1,530	872
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0951% 10/25/44 (f)(h)	1,358	1,354
TOTAL ASSET-BACKED SECURITIES
(Cost $65,283)		72,452

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7594% 1/25/35 (h)	828	805
Citigroup Mortgage Loan Trust sequential payer Series 2012-A Class A, 2.5% 6/25/51 (f)	2,264	2,227
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.5683% 10/25/34 (h)	444	441
Granite Master Issuer PLC floater:
Series 2006-3 Class M2, 0.7628% 12/20/54 (h)	4,540	4,435
Series 2006-4 Class M1, 0.5428% 12/20/54 (h)	829	808
Series 2007-1:
Class 1M1, 0.5028% 12/20/54 (h)	1,114	1,075
Class 2M1, 0.7028% 12/20/54 (h)	1,431	1,402
Series 2007-2 Class 2C1, 1.0576% 12/17/54 (h)	1,981	1,926
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.737% 1/20/44 (h)	326	323
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 2.5847% 8/25/36 (h)	956	808
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4094% 5/25/47 (h)	287	265
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3694% 2/25/37 (h)	584	526
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4894% 7/25/35 (h)	772	731
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.5385% 6/10/35 (f)(h)	293	266
Class B6, 3.0385% 6/10/35 (f)(h)	62	57
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.3234% 7/20/34 (h)	18	17
Structured Asset Securities Corp. Series 2003-15A Class 4A, 2.5121% 4/25/33 (h)	131	129
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 0.3994% 9/25/36 (h)	1,178	1,119
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 0.8305% 9/25/43 (h)	1,896	1,830

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $12,405)		19,190

Commercial Mortgage Securities - 1.8%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4464% 2/14/43 (h)(k)	219	3
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-3 Class A4, 5.889% 7/10/44	6,933	7,058
Series 2006-6 Class A3, 5.369% 10/10/45	1,824	1,833
Series 2006-6 Class E, 5.619% 10/10/45 (f)	527	59
Series 2007-3 Class A4, 5.5746% 6/10/49 (h)	13,482	14,119
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	1,806	1,889
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1.4744% 12/25/33 (f)(h)	25	23
Series 2005-3A:
Class A2, 0.5994% 11/25/35 (f)(h)	233	208
Class M1, 0.6394% 11/25/35 (f)(h)	31	26
Class M2, 0.6894% 11/25/35 (f)(h)	39	31
Class M3, 0.7094% 11/25/35 (f)(h)	35	27
Class M4, 0.7994% 11/25/35 (f)(h)	43	33
Series 2005-4A:
Class A2, 0.5894% 1/25/36 (f)(h)	598	532
Class B1, 1.5994% 1/25/36 (f)(h)	25	16
Class M1, 0.6494% 1/25/36 (f)(h)	193	156
Class M2, 0.6694% 1/25/36 (f)(h)	58	45
Class M3, 0.6994% 1/25/36 (f)(h)	85	64
Class M4, 0.8094% 1/25/36 (f)(h)	47	35
Class M5, 0.8494% 1/25/36 (f)(h)	47	34
Class M6, 0.8994% 1/25/36 (f)(h)	50	36
Series 2006-1:
Class A2, 0.5594% 4/25/36 (f)(h)	95	83
Class M1, 0.5794% 4/25/36 (f)(h)	34	27
Class M2, 0.5994% 4/25/36 (f)(h)	36	29
Class M3, 0.6194% 4/25/36 (f)(h)	31	24
Class M4, 0.7194% 4/25/36 (f)(h)	17	14
Class M5, 0.7594% 4/25/36 (f)(h)	17	12
Class M6, 0.8394% 4/25/36 (f)(h)	34	24
Series 2006-2A:
Class M1, 0.5094% 7/25/36 (f)(h)	83	64
Class M2, 0.5294% 7/25/36 (f)(h)	59	44
Class M3, 0.5494% 7/25/36 (f)(h)	49	35
Class M4, 0.6194% 7/25/36 (f)(h)	33	23
Class M5, 0.6694% 7/25/36 (f)(h)	40	27
Series 2006-3A Class M4, 0.6294% 10/25/36 (f)(h)	24	3
Series 2006-4A:
Class A2, 0.4694% 12/25/36 (f)(h)	1,786	1,514
Class M1, 0.4894% 12/25/36 (f)(h)	119	91
Class M2, 0.5094% 12/25/36 (f)(h)	79	51
Class M3, 0.5394% 12/25/36 (f)(h)	80	45
Series 2007-1 Class A2, 0.4694% 3/25/37 (f)(h)	364	305
Series 2007-2A:
Class A1, 0.4694% 7/25/37 (f)(h)	375	320
Class A2, 0.5194% 7/25/37 (f)(h)	352	289
Class M1, 0.5694% 7/25/37 (f)(h)	124	95
Class M2, 0.6094% 7/25/37 (f)(h)	68	48
Class M3, 0.6894% 7/25/37 (f)(h)	52	30
Series 2007-3:
Class A2, 0.4894% 7/25/37 (f)(h)	367	299
Class M1, 0.5094% 7/25/37 (f)(h)	73	57
Class M2, 0.5394% 7/25/37 (f)(h)	78	56
Class M3, 0.5694% 7/25/37 (f)(h)	123	54
Class M4, 0.6994% 7/25/37 (f)(h)	193	57
Class M5, 0.7994% 7/25/37 (f)(h)	93	18
Series 2007-4A Class M1, 1.1494% 9/25/37 (f)(h)	132	25
Series 2004-1, Class IO, 1.25% 4/25/34 (f)(k)	825	31
Series 2006-3A, Class IO, 0% 10/25/36 (f)(h)(k)	15,830	0
Series 2007-5A, Class IO, 4.186% 10/25/37 (f)(h)(k)	2,327	7
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2007-PW16:
Class A4, 5.7053% 6/11/40 (h)	534	565
Class AAB, 5.7053% 6/11/40 (h)	1,551	1,554
Series 2007-PW18 Class A4, 5.7% 6/11/50	4,380	4,625
Series 2006-T22 Class A4, 5.5924% 4/12/38 (h)	80	81
Series 2007-PW18 Class X2, 0.3003% 6/11/50 (f)(h)(k)	41,984	44
Series 2007-T28 Class X2, 0.1359% 9/11/42 (f)(h)(k)	26,148	3
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (f)(h)	107	78
C-BASS Trust floater Series 2006-SC1 Class A, 0.4694% 5/25/36 (f)(h)	231	220
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 3.1976% 12/15/27 (f)(h)	2,276	2,272
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class D, 3.768% 4/10/28 (f)(h)	1,100	1,115
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A4, 5.7108% 12/10/49 (h)	3,035	3,217
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4:
Class A3, 5.293% 12/11/49	83	83
Class A4, 5.322% 12/11/49	7,683	7,945
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (h)	1,019	990
COMM Mortgage Trust pass-thru certificates floater Series 2005-F10A Class J, 1.0476% 4/15/17 (f)(h)	96	96
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2006-C4 Class A3, 5.467% 9/15/39	882	904
Series 2007-C2 Class A2, 5.448% 1/15/49(h)	18	18
Series 2007-C3 Class A4, 5.6993% 6/15/39 (h)	322	338
Series 2007-C5 Class A4, 5.695% 9/15/40 (h)	825	871
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0% 9/15/34 (f)(h)(k)	1	0
CSMC Series 2015-TOWN:
Class B, 2.0976% 3/15/17 (f)(h)	1,198	1,190
Class C, 2.4476% 3/15/17 (f)(h)	1,167	1,159
Class D, 3.3976% 3/15/17 (f)(h)	1,766	1,751
Extended Stay America Trust floater Series 2013-ESFL:
Class BFL, 1.294% 12/5/31 (f)(h)	883	880
Class CFL, 1.694% 12/5/31 (f)(h)	643	640
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.3822% 12/15/19 (f)(h)	6,410	6,429
Class CFX, 3.4949% 12/15/19 (f)(h)	5,380	5,301
Class DFX, 3.3822% 12/15/19 (f)(h)	4,559	4,439
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	10,052	10,417
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	24,478	25,543
Series 2006-GG7 Class A4, 5.8187% 7/10/38 (h)	7,227	7,334
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4, 5.553% 4/10/38 (h)	2,856	2,859
GS Mortgage Securities Trust sequential payer Series 2006-GG8:
Class A1A, 5.547% 11/10/39	2,054	2,129
Class A4, 5.56% 11/10/39	3,371	3,474
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (f)	1,180	1,177
Class DFX, 4.4065% 11/5/30 (f)	11,029	11,054
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.4776% 11/15/18 (f)(h)	95	93
Class F, 0.5276% 11/15/18 (f)(h)	265	254
Class G, 0.5576% 11/15/18 (f)(h)	230	220
Class H, 0.6976% 11/15/18 (f)(h)	176	168
Series 2014-BXH:
Class C, 1.8476% 4/15/27 (f)(h)	1,775	1,772
Class D, 2.4476% 4/15/27 (f)(h)	3,781	3,769
sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,096	2,161
Series 2006-LDP8:
Class A1A, 5.397% 5/15/45	1,625	1,672
Class A4, 5.399% 5/15/45	526	537
Series 2006-LDP9 Class A3, 5.336% 5/15/47	14,379	14,890
Series 2007-CB19 Class A4, 5.695% 2/12/49 (h)	3,209	3,380
Series 2007-LD11 Class A4, 5.7743% 6/15/49 (h)	31,964	33,655
Series 2007-LDPX Class A3, 5.42% 1/15/49	13,822	14,416
Series 2006-LDP7 Class A4, 5.9047% 4/15/45 (h)	1,127	1,146
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (h)	53	0
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0965% 7/15/44 (h)	731	773
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (h)	2	2
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C6 Class A4, 5.372% 9/15/39	409	421
Series 2006-C7 Class A2, 5.3% 11/15/38	286	287
Series 2007-C1 Class A4, 5.424% 2/15/40	12,407	12,911
Series 2007-C2 Class A3, 5.43% 2/15/40	1,612	1,686
Series 2007-C6 Class A4, 5.858% 7/15/40 (h)	897	935
Series 2007-C7 Class A3, 5.866% 9/15/45	1,378	1,485
Merrill Lynch Mortgage Trust:
Series 2005-LC1 Class F, 5.4161% 1/12/44 (f)(h)	793	783
Series 2008-C1 Class A4, 5.69% 2/12/51	1,409	1,500
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class ASB, 5.133% 12/12/49 (h)	53	53
Series 2007-5:
Class A4, 5.378% 8/12/48	6,808	7,079
Class B, 5.479% 8/12/48	2,736	1,335
Series 2007-6 Class A4, 5.485% 3/12/51 (h)	7,400	7,754
Series 2007-7 Class A4, 5.7429% 6/12/50 (h)	2,984	3,159
Series 2007-6 Class B, 5.635% 3/12/51 (h)	912	285
Series 2007-8 Class A3, 5.8811% 8/12/49 (h)	787	838
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.398% 7/15/19 (f)(h)	272	272
Series 2007-XLFA:
Class D, 0.374% 10/15/20 (f)(h)	481	479
Class E, 0.4355% 10/15/20 (f)(h)	634	630
Class F, 0.4855% 10/15/20 (f)(h)	380	378
Class G, 0.5255% 10/15/20 (f)(h)	470	466
Class H, 0.6155% 10/15/20 (f)(h)	296	288
Class J, 0.7655% 10/15/20 (f)(h)	171	158
sequential payer:
Series 2007-HQ11 Class A31, 5.439% 2/12/44	50	50
Series 2007-IQ15 Class A4, 5.9077% 6/11/49 (h)	26,535	28,119
Series 2006-IQ11 Class A4, 5.7068% 10/15/42 (h)	161	162
Series 2007-IQ14:
Class A4, 5.692% 4/15/49	1,368	1,434
Class AAB, 5.654% 4/15/49	843	855
Salomon Brothers Mortgage Securities VII, Inc. Series 2006-C2 Class H, 6.308% 7/18/33 (f)	119	38
Wachovia Bank Commercial Mortgage Trust:
floater Series 2006-WL7A Class J, 0.7976% 9/15/21 (f)(h)	300	285
sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	15,721	16,358
Series 2007-C31:
Class A4, 5.509% 4/15/47	47,617	48,574
Class A5, 5.5% 4/15/47	20,438	21,591
Series 2007-C33:
Class A4, 5.9507% 2/15/51 (h)	22,670	23,690
Class A5, 5.9507% 2/15/51 (h)	10,259	11,016
Series 2005-C22 Class B, 5.3736% 12/15/44 (h)	2,022	2,012
Series 2006-C23 Class A5, 5.416% 1/15/45 (h)	5,005	5,039
Series 2006-C27 Class A1A, 5.749% 7/15/45 (h)	7,862	8,083
Series 2007-C30:
Class C, 5.483% 12/15/43 (h)	2,736	2,736
Class D, 5.513% 12/15/43 (h)	1,459	1,422
Series 2007-C31 Class C, 5.6711% 4/15/47 (h)	251	244
Series 2007-C31A Class A2, 5.421% 4/15/47	608	609
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $435,408)		435,230

Municipal Securities - 1.3%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$1,095	$1,520
7.3% 10/1/39	16,765	23,207
7.5% 4/1/34	7,195	10,029
7.55% 4/1/39	27,365	39,431
7.6% 11/1/40	16,125	23,654
7.625% 3/1/40	2,445	3,522
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	1,170	1,135
Series 2010 C1, 7.781% 1/1/35	6,325	6,425
Series 2012 B, 5.432% 1/1/42	3,515	2,832
6.05% 1/1/29	400	381
6.314% 1/1/44	12,335	10,735
Illinois Fin. Auth. Rev. Series 2013 A, 4.545% 10/1/18	32,000	32,758
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	3,385	3,479
4.95% 6/1/23	1,430	1,454
5.1% 6/1/33	70,725	65,624
Series 2010 5, 6.2% 7/1/21	1,370	1,501
Series 2010-1, 6.63% 2/1/35	25,440	26,184
Series 2010-3:
5.547% 4/1/19	155	167
6.725% 4/1/35	11,505	11,909
7.35% 7/1/35	4,495	4,819
Series 2011:
4.961% 3/1/16	495	503
5.365% 3/1/17	185	191
5.665% 3/1/18	8,840	9,454
5.877% 3/1/19	19,390	21,180
Series 2013:
1.28% 12/1/15	4,270	4,273
4% 12/1/20	6,040	6,138
TOTAL MUNICIPAL SECURITIES
(Cost $315,744)		312,505

Foreign Government and Government Agency Obligations - 0.0%
Italian Republic 5.375% 6/12/17 (Cost $4,239)	$4,115	$4,392

Bank Loan Obligations - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Chassix, Inc. term loan 12% 7/29/19	235	238
Diversified Consumer Services - 0.1%
KC Mergersub, Inc. Tranche 1LN, term loan 6% 8/13/22 (h)	3,330	3,263
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (h)	9,771	8,971
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 4.25% 5/14/22 (h)	215	213
		12,447
Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (h)	2,171	2,069
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (h)	441	382
Fantasy Springs Resort Casino term loan 12% 8/6/12 (h)(i)	8,486	5,941
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (h)	3,667	3,670
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (h)	1,564	1,560
		13,622
Household Durables - 0.0%
Serta Simmons Holdings, LLC Tranche B, term loan 4.25% 10/1/19 (h)	1,554	1,554
Media - 0.0%
CDS U.S. Intermediate Holdings, Inc. Tranche B 1LN, term loan 5% 7/8/22 (h)	165	165
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (h)	3,187	2,924
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (h)	110	107
Tranche 2LN, term loan 7.75% 7/7/23 (h)	435	426
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (h)	3,585	3,576
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20(h)	729	723
		7,921

TOTAL CONSUMER DISCRETIONARY		35,782

CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon Consumer Products Corp. term loan 4% 8/19/19 (h)	1,087	1,082
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (h)	2,938	2,263
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (h)	378	273
		2,536
Oil, Gas & Consumable Fuels - 0.0%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (h)	1,675	982
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (h)	924	926
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (h)	3,810	1,438
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (h)	5,011	3,959
		7,305

TOTAL ENERGY		9,841

FINANCIALS - 0.0%
Capital Markets - 0.0%
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (h)	202	201
Real Estate Management & Development - 0.0%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (h)	530	531
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (h)	564	559
		1,090
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (h)	1,507	1,497

TOTAL FINANCIALS		2,788

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
American Renal Holdings, Inc.:
Tranche 2LN, term loan 8.5% 2/20/20 (h)	2,195	2,178
Tranche B 1LN, term loan 4.5% 8/20/19 (h)	1,969	1,951
		4,129
Health Care Providers & Services - 0.1%
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (h)	3,158	3,150
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (h)	665	671
Tranche B 1LN, term loan 4.5% 4/23/21 (h)	7,002	6,973
Rural/Metro Corp.:
Tranche 2LN, term loan 14.5% 1/31/16	27	25
Tranche B, term loan 19.5% 1/31/16	88	82
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (h)	5,065	5,071
Tranche B 2LN, term loan 4.25% 7/3/19 (h)	1,775	1,769
		17,741
Life Sciences Tools & Services - 0.0%
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (h)	1,337	1,320
Pharmaceuticals - 0.0%
Pharmedium Healthcare Corp. Tranche B 1LN, term loan 4.25% 1/28/21 (h)	259	257

TOTAL HEALTH CARE		23,447

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (h)	1,307	1,292
Building Products - 0.0%
PriSo Acquisition Corp. Tranche B, term loan 4.5% 5/1/22 (h)	3,880	3,846
Commercial Services & Supplies - 0.0%
The Brickman Group, Ltd. Tranche B 1LN, term loan 4% 12/18/20 (h)	1,713	1,684
Electrical Equipment - 0.0%
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (h)	206	204

TOTAL INDUSTRIALS		7,026

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
First Data Corp. Tranche B, term loan 3.7004% 3/24/18 (h)	4,690	4,651
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (h)	2,305	2,301
Software - 0.1%
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20(h)	2,250	2,286
Tranche B 1LN, term loan 4.5% 10/30/19 (h)	1,167	1,167
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (h)	578	563
Tranche 2LN, term loan 8% 4/9/22 (h)	2,620	2,539
		6,555

TOTAL INFORMATION TECHNOLOGY		13,507

MATERIALS - 0.0%
Chemicals - 0.0%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (h)	1,416	1,402
Arizona Chem U.S., Inc. Tranche B 1LN, term loan 4.5% 6/12/21 (h)	140	140
		1,542
Containers & Packaging - 0.0%
Anchor Glass Container Corp. Tranche B, term loan 4.5% 7/1/22 (h)	540	540
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (h)	1,069	1,060
		1,600
Metals & Mining - 0.0%
Murray Energy Corp. Tranche B 2LN, term loan 7.5% 4/16/20 (h)	160	120

TOTAL MATERIALS		3,262

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (h)	41	41
UTILITIES - 0.1%
Gas Utilities - 0.0%
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (h)	487	461
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (h)	25,472	25,472

TOTAL UTILITIES		25,933

TOTAL BANK LOAN OBLIGATIONS
(Cost $129,201)		122,709

Bank Notes - 0.3%
Bank of America NA:
1.65% 3/26/18	$8,527	$8,484
5.3% 3/15/17	14,681	15,433
Capital One NA 1.65% 2/5/18	6,500	6,417
Discover Bank:
(Delaware) 3.2% 8/9/21	8,178	8,039
3.1% 6/4/20	8,635	8,617
8.7% 11/18/19	532	636
Huntington National Bank 1.3% 11/20/16	3,560	3,554
Marshall & Ilsley Bank 5% 1/17/17	7,888	8,233
Regions Bank 7.5% 5/15/18	11,552	13,102
Wachovia Bank NA 6% 11/15/17	7,010	7,658
TOTAL BANK NOTES
(Cost $78,947)		80,173

Preferred Securities - 0.3%
FINANCIALS - 0.3%
Banks - 0.3%
Bank of America Corp.:
5.2% (h)(l)	$6,665	$6,381
6.1% (h)(l)	1,680	1,687
Barclays Bank PLC 7.625% 11/21/22	5,205	6,044
Citigroup, Inc.:
5.35% (h)(l)	14,740	14,023
5.9% (h)(l)	920	906
5.95% (h)(l)	1,325	1,306
Credit Agricole SA 6.625% (f)(h)(l)	10,000	9,932
JPMorgan Chase& Co.:
5.15% (h)(l)	5,940	5,716
6% (h)(l)	10,000	9,951
Royal Bank of Scotland Group PLC:
7.5% (h)(l)	2,245	2,261
8% (h)(l)	5,980	6,136
Wells Fargo & Co. 5.875% (h)(l)	1,095	1,135
		65,478
Capital Markets - 0.0%
Goldman Sachs Group, Inc. 5.375% (h)(l)	4,850	4,843
Diversified Financial Services - 0.0%
MUFG Capital Finance 1 Ltd. 6.346% (h)(l)	996	1,035

TOTAL PREFERRED SECURITIES

(Cost $71,361)		71,356
	Shares	Value (000s)

Fixed-Income Funds - 4.8%
Fidelity Mortgage Backed Securities Central Fund (m)
(Cost $1,141,412)	10,987,124	1,199,354

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (a)
(Cost $11)	11,084	11

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.15% (n)	916,958,187	916,958
Fidelity Securities Lending Cash Central Fund, 0.19% (n)(o)	90,221,815	90,222
TOTAL MONEY MARKET FUNDS
(Cost $1,007,180)		1,007,180
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $21,548,437)		24,876,211
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(125,576)
NET ASSETS - 100%		$24,750,635

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
3% 9/1/45	$(8,800)	$(8,838)
3% 9/1/45	(2,600)	(2,611)
3% 9/1/45	(8,800)	(8,838)
3% 9/1/45	(2,600)	(2,611)
3% 9/1/45	(1,500)	(1,506)
3.5% 9/1/45	(2,200)	(2,280)
3.5% 9/1/45	(2,200)	(2,280)
4% 9/1/45	(3,300)	(3,505)
4% 9/1/45	(8,200)	(8,709)
4% 9/1/45	(1,000)	(1,062)
4.5% 9/1/45	(5,000)	(5,416)
4.5% 9/1/45	(5,000)	(5,416)

TOTAL FANNIE MAE		(53,072)

Ginnie Mae
3.5% 9/1/45	(4,100)	(4,269)
TOTAL TBA SALE COMMITMENTS
(Proceeds $57,238)		$(57,341)

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $481,838,000 or 1.9% of net assets.

 (c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (d) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $957,278,000 or 3.9% of net assets.

 (g) Affiliated company

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Non-income producing - Security is in default.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Blu Homes, Inc. Series A, 5.00%	6/10/13	$5,000
C. Wonder LLC Class A-1	12/27/12 - 6/25/13	$19,500
Corindus Vascular Robotics, Inc.	9/12/14	$12,500
Deem, Inc.	9/19/13	$8,065
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$4
Legend Pictures LLC	9/23/10 - 3/30/12	$37,645
Moda Operandi, Inc. Series E	12/18/14	$20,000
Roku, Inc. Series F, 8.00%	5/7/13	$5,000
Spotify Technology SA	11/14/12	$15,028
Station Holdco LLC	6/17/11	$1,131
Station Holdco LLC	4/1/13	$10
Station Holdco LLC unit	4/1/13	$0
Station Holdco LLC warrants 6/15/18	8/11/08 - 8/15/08	$6,416
The Honest Co., Inc. Series D	8/3/15	$9,000
Tory Burch LLC	12/31/12	$17,505
Tory Burch LLC Class A unit	5/14/15	$50,000
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$25,000
Vice Holding, Inc. Series A	7/18/14	$29,997
Vice Holding, Inc.	8/3/12	$34,999
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$3,024
WP Rocket Holdings, Inc. Class C 19.50%	2/2/15	$243

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,166
Fidelity Mortgage Backed Securities Central Fund	21,708
Fidelity Securities Lending Cash Central Fund	1,194
Total	$24,068

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$783,087	$465,623	$54,065	$1,199,354	23.5%
Total	$783,087	$465,623	$54,065	$1,199,354

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$22,703	$--	$9,387	$--	$--
CareView Communications, Inc.	5,890	--	--	--	3,440
Corindus Vascular Robotics, Inc.	--	5,000	--	--	4,605
Corindus Vascular Robotics, Inc.	--	12,500	--	--	17,500
Total	$28,593	$17,500	$9,387	$--	$25,545

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,844,931	$2,445,623	$5,562	$393,746
Consumer Staples	1,129,340	1,129,340	--	--
Energy	740,256	740,256	--	--
Financials	2,991,868	2,963,521	4,476	23,871
Health Care	2,713,256	2,713,218	--	38
Industrials	1,028,252	1,026,308	--	1,944
Information Technology	3,749,648	3,678,770	477	70,401
Materials	522,311	522,311	--	--
Telecommunication Services	156,439	156,439	--	--
Utilities	134,026	134,026	--	--
Corporate Bonds	4,203,610	--	4,203,610	--
U.S. Government and Government Agency Obligations	1,061,662	--	1,061,662	--
U.S. Government Agency - Mortgage Securities	276,060	--	276,060	--
Asset-Backed Securities	72,452	--	71,580	872
Collateralized Mortgage Obligations	19,190	--	19,190	--
Commercial Mortgage Securities	435,230	--	435,111	119
Municipal Securities	312,505	--	312,505	--
Foreign Government and Government Agency Obligations	4,392	--	4,392	--
Bank Loan Obligations	122,709	--	115,431	7,278
Bank Notes	80,173	--	80,173	--
Preferred Securities	71,356	--	71,356	--
Fixed-Income Funds	1,199,354	1,199,354	--	--
Other	11	--	--	11
Money Market Funds	1,007,180	1,007,180	--	--
Total Investments in Securities:	$24,876,211	$17,716,346	$6,661,585	$498,280
Other Financial Instruments:
TBA Sale Commitments	$(57,341)	$--	$(57,341)	$--
Total Other Financial Instruments:	$(57,341)	$--	$(57,341)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$309,698
Net Realized Gain (Loss) on Investment Securities	(428)
Net Unrealized Gain (Loss) on Investment Securities	12,021
Cost of Purchases	79,509
Proceeds of Sales	(7,051)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(3)
Ending Balance	$393,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2015	$14,777
Other Investments in Securities
Beginning Balance	$46,839
Net Realized Gain (Loss) on Investment Securities	26
Net Unrealized Gain (Loss) on Investment Securities	30,147
Cost of Purchases	28,250
Proceeds of Sales	(576)
Amortization/Accretion	93
Transfers into Level 3	11,764
Transfers out of Level 3	(12,009)
Ending Balance	$104,534
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2015	$30,147

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	10.7%
AAA,AA,A	5.9%
BBB	9.3%
BB	3.6%
B	1.9%
CCC,CC,C	0.5%
D	0.0%
Not Rated	0.4%
Equities	64.6%
Short-Term Investments and Net Other Assets	3.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.7%
Ireland	3.7%
Canada	1.8%
Netherlands	1.5%
United Kingdom	1.2%
Others (Individually Less Than 1%)	6.1%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

Values shown as $0 may reflect amounts less than $500. Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2015
Assets
Investment in securities, at value (including securities loaned of $87,136) — See accompanying schedule: Unaffiliated issuers (cost $19,366,587)	$22,644,132
Fidelity Central Funds (cost $2,148,592)	2,206,534
Other affiliated issuers (cost $33,258)	25,545
Total Investments (cost $21,548,437)		$24,876,211
Receivable for investments sold		19,540
Receivable for TBA sale commitments		57,238
Receivable for fund shares sold		16,620
Dividends receivable		17,605
Interest receivable		66,453
Distributions receivable from Fidelity Central Funds		161
Prepaid expenses		85
Other receivables		1,252
Total assets		25,055,165
Liabilities
Payable to custodian bank	$9
Payable for investments purchased
Regular delivery	42,642
Delayed delivery	85,365
TBA sale commitments, at value	57,341
Payable for fund shares redeemed	16,447
Accrued management fee	8,423
Other affiliated payables	2,759
Other payables and accrued expenses	1,322
Collateral on securities loaned, at value	90,222
Total liabilities		304,530
Net Assets		$24,750,635
Net Assets consist of:
Paid in capital		$20,192,455
Undistributed net investment income		94,680
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,135,836
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,327,664
Net Assets		$24,750,635
Puritan:
Net Asset Value, offering price and redemption price per share ($18,811,764 ÷ 894,898 shares)		$21.02
Class K:
Net Asset Value, offering price and redemption price per share ($5,938,871 ÷ 282,621 shares)		$21.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2015
Investment Income
Dividends		$257,177
Special dividends		147,510
Interest		250,912
Income from Fidelity Central Funds		24,068
Total income		679,667
Expenses
Management fee	$100,947
Transfer agent fees	30,354
Accounting and security lending fees	2,215
Custodian fees and expenses	316
Independent trustees' compensation	105
Appreciation in deferred trustee compensation account	2
Registration fees	348
Audit	319
Legal	244
Miscellaneous	205
Total expenses before reductions	135,055
Expense reductions	(1,206)	133,849
Net investment income (loss)		545,818
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,571,492
Fidelity Central Funds	272
Other affiliated issuers	266
Foreign currency transactions	581
Futures contracts	4,417
Swaps	3,120
Total net realized gain (loss)		1,580,148
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,897,517)
Assets and liabilities in foreign currencies	43
Futures contracts	163
Delayed delivery commitments	(31)
Total change in net unrealized appreciation (depreciation)		(1,897,342)
Net gain (loss)		(317,194)
Net increase (decrease) in net assets resulting from operations		$228,624

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2015	Year ended August 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$545,818	$393,796
Net realized gain (loss)	1,580,148	1,903,847
Change in net unrealized appreciation (depreciation)	(1,897,342)	1,894,152
Net increase (decrease) in net assets resulting from operations	228,624	4,191,795
Distributions to shareholders from net investment income	(532,058)	(374,472)
Distributions to shareholders from net realized gain	(1,690,057)	(1,699,060)
Total distributions	(2,222,115)	(2,073,532)
Share transactions - net increase (decrease)	2,230,548	1,231,634
Total increase (decrease) in net assets	237,057	3,349,897
Net Assets
Beginning of period	24,513,578	21,163,681
End of period (including undistributed net investment income of $94,680 and undistributed net investment income of $89,501, respectively)	$24,750,635	$24,513,578

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Puritan Fund

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.91	$20.98	$19.53	$17.72	$15.81
Income from Investment Operations
Net investment income (loss)A	.47B	.36	.36	.38	.35
Net realized and unrealized gain (loss)	(.33)	3.60	1.79	1.78	1.93
Total from investment operations	.14	3.96	2.15	2.16	2.28
Distributions from net investment income	(.46)	(.35)	(.35)	(.35)	(.36)
Distributions from net realized gain	(1.57)	(1.68)	(.35)	–	–C
Total distributions	(2.03)	(2.03)	(.70)	(.35)	(.37)D
Net asset value, end of period	$21.02	$22.91	$20.98	$19.53	$17.72
Total ReturnE	.87%	20.17%	11.29%	12.35%	14.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%	.56%	.58%	.59%	.60%
Expenses net of fee waivers, if any	.56%	.56%	.58%	.59%	.60%
Expenses net of all reductions	.55%	.56%	.57%	.59%	.59%
Net investment income (loss)	2.13%B	1.68%	1.79%	2.03%	1.96%
Supplemental Data
Net assets, end of period (in millions)	$18,812	$18,351	$15,934	$15,472	$15,420
Portfolio turnover rateH	106%	160%	229%I	141%	154%I

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.364 and distributions from net realized gain of $.003 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Puritan Fund Class K

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.90	$20.98	$19.52	$17.72	$15.80
Income from Investment Operations
Net investment income (loss)A	.49B	.39	.39	.40	.38
Net realized and unrealized gain (loss)	(.33)	3.58	1.79	1.77	1.93
Total from investment operations	.16	3.97	2.18	2.17	2.31
Distributions from net investment income	(.48)	(.37)	(.37)	(.37)	(.39)
Distributions from net realized gain	(1.57)	(1.68)	(.35)	–	–C
Total distributions	(2.05)	(2.05)	(.72)	(.37)	(.39)
Net asset value, end of period	$21.01	$22.90	$20.98	$19.52	$17.72
Total ReturnD	.96%	20.25%	11.48%	12.43%	14.59%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.46%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.46%	.46%	.47%	.48%	.48%
Expenses net of all reductions	.46%	.46%	.46%	.47%	.47%
Net investment income (loss)	2.23%B	1.78%	1.90%	2.15%	2.09%
Supplemental Data
Net assets, end of period (in millions)	$5,939	$6,162	$5,230	$4,261	$3,211
Portfolio turnover rateG	106%	160%	229%H	141%	154%H

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.65%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued SecuritiesRepurchase AgreementsSwaps	Less than.005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 08/31/15	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$872	Discounted cash flow	Yield	9.0%	Decrease
		Expected distribution	Recovery rate	1.0%	Increase
Bank Loan Obligations	$6,048	Bid price	Bid	$93.50	Increase
		Last transaction price	Transaction price	$70.00	Increase
Commercial Mortgage Securities	$119	Discounted cash flow	Discount rate	20.0%	Decrease
			Yield	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Pricing matrix	Quoted price	$31.00	Increase
Corporate Bonds	$0	Expected distribution	Recovery rate	0.0%	Increase
Equities	$490,000	Adjusted transaction Price	Proxy movement	0.1%	Increase
		Broker quoted	Mid price	$15.00	Increase
		Discounted cash flow	Discount rate	8.0% - 15.0% / 11.7%	Decrease
			Weighted average cost of capital	9.0%	Decrease
			Growth rate	3.5%	Increase
		Expected distribution	Recovery rate	0.0% - 1.0% / 1.0%	Increase
		Last transaction price	Transaction price	$20.00 - $2,005.68 / $321.51	Increase
		Market comparable	EV/EBITDA multiple	8.6 - 17.5 / 15.3	Increase
			Discount rate	20.0%	Decrease
			EV/Sales multiple	1.2 - 3.7 / 2.7	Increase
			Discount for lack of marketability	10.0% - 20.0% / 15.6%	Decrease
			Premium rate	3.0%	Increase
			P/E multiple	14.3	Increase
		Parity	Parity price	$23.08	Increase
		Straight line	Price of underlying	$15.00	Increase
			Strike price	$40.00 - $47.50 / $44.27	Increase
Other	$11	Expected distribution	Recovery rate	1.0%	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of August 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, contingent interest, equity-debt classifications, partnerships (including allocations from Fidelity Central Funds) deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,328,973
Gross unrealized depreciation	(1,083,796)
Net unrealized appreciation (depreciation) on securities	$3,245,177
Tax Cost	$21,631,034

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$75,866
Undistributed long-term capital gain	$1,238,366
Net unrealized appreciation (depreciation) on securities and other investments	$3,245,068

The tax character of distributions paid was as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$744,347	$ 502,578
Long-term Capital Gains	1,477,768	1,570,954
Total	$2,222,115	$ 2,073,532

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$4,417	$163
Swaps	3,120	-
Totals(a)	$ 7,537	$163

 (a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $12,993,034 and $12,388,055, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Puritan. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Puritan	$27,404.14
Class K	2,950.05
	$ 30,354

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $107 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $36 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $154. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period, presented in the Statement of Operations as a component of interest income, amounted to $710. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from the Fidelity Central Funds amounted to $1,194 (including $94 from securities loaned to FCM).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $683 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $102 and a portion of class-level operating expenses as follows:

Amount
Puritan	$406

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2015	2014
From net investment income
Puritan	$395,766	$277,059
Class K	136,292	97,413
Total	$532,058	$374,472
From net realized gain
Puritan	$1,265,858	$1,279,703
Class K	424,199	419,357
Total	$1,690,057	$1,699,060

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended August 31,	2015	2014	2015	2014
Puritan
Shares sold	139,702	83,240	$3,047,523	$1,795,083
Reinvestment of distributions	75,801	71,802	1,580,519	1,481,284
Shares redeemed	(121,760)	(113,337)	(2,663,052)	(2,452,014)
Net increase (decrease)	93,743	41,705	$1,964,990	$824,353
Class K
Shares sold	49,092	47,633	$1,071,609	$1,032,662
Reinvestment of distributions	26,893	25,049	560,491	516,770
Shares redeemed	(62,479)	(52,889)	(1,366,542)	(1,142,151)
Net increase (decrease)	13,506	19,793	$265,558	$407,281

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Litigation

The Fund, and other entities managed by Fidelity or its affiliates, were named as defendants in a lawsuit brought by creditors of a subsidiary of Energy Future Holdings Corp. ("EFH"), which is currently in bankruptcy and was formerly known as TXU. The lawsuit, which is captioned as In Re: ENERGY FUTURE HOLDINGS CORP. et al. U.S. Bankruptcy Court, D. Del. Case No. 14-10979 (CSS); AVENUE CAPITAL MANAGEMENT II, LP, et al. v. FIDELITY INVESTMENTS, et al. Adversary No. 14-50797 (CSS), was filed in the United States Bankruptcy Court for the District of Delaware on October 6, 2014. The plaintiffs sought to enforce an alleged agreement under which the Fund and other defendants would sell certain EFH notes to the plaintiffs at a specified price. Plaintiffs sought a declaration that an alleged right to call the securities was properly exercised and an order that the Fund and other defendants transfer the notes to the plaintiffs at the specified price. The Fund and the other defendants disputed the plaintiffs' claims and filed a motion to dismiss contending, among other things, that the right to call the notes never came into existence and was part of a proposed settlement agreement that was never completed or approved by the bankruptcy court. On January 20, 2015, the court granted the defendants' motion and dismissed the complaint with prejudice. The plaintiffs filed a notice of appeal on February 3, 2015. If the lawsuit were to be decided in a manner adverse to the Fund, the Fund could experience a loss up to $6,633 as of period end. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity® Puritan® Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Puritan® Fund (a fund of Fidelity Puritan Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Puritan® Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity® funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period- March 1, 2015 to August 31, 2015B
Puritan	.55%
Actual		$1,000.00	$962.30	$2.72
Hypothetical-C		$1,000.00	$1,022.43	$2.80
Class K	.46%
Actual		$1,000.00	$962.70	$2.28
Hypothetical-C		$1,000.00	$1,022.89	$2.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Puritan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and a dividend derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	10/12/15	10/09/15	$0.103	$1.064

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2015 $1,551,101,396, or, if subsequently determined to be different, the net capital gain of such year.

A total of 1.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The Fund designates $135,383,192 of distributions paid during the period January 1, 2015 to August 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class K designates 5%, 51%, 81% and 83% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 7%, 58%, 86% and 89% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Puritan Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Puritan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients , and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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PUR-K-ANN-1015
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Fidelity® Balanced Fund Class K Annual Report August 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K	0.95%	11.44%	6.79%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Balanced Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund - Class K on August 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$19,283	Fidelity® Balanced Fund - Class K
$19,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  After rising for much of the year ending August 31, 2015, global deflationary pressure stirred by China’s flagging economy – and yuan devaluation – brought about a late-period swoon in U.S. equity markets. The S&P 500® Index returned 0.48% for the full year. Effects were indiscriminate across the market-capitalization spectrum, but within market-cap segments, growth-stock gains counterbalanced negatives for value-oriented counterparts. In this environment, the small-cap Russell 2000® Index returned 0.03% and the growth-oriented Nasdaq Composite Index® returned 5.49%. S&P 500®sector trends held fast: health care (+12%) benefited from earnings growth and mergers; consumer discretionary (+11%), from a seven-year low in unemployment. Energy (-30%) and materials (-13%) were hurt by tumbling commodities prices. Meanwhile, the Barclays® U.S. Aggregate Bond Index returned 1.56% for the 12 months. Among sectors in the Barclays index, U.S. Treasury bonds (+2%) outpaced corporates (-1%) as credit spreads – yield premiums demanded by holders of riskier bonds – widened. Outside of the Barclays index, high-yield bonds declined. At period end, investors remained focused on the potential global implications of China’s slowing economic growth, the U.S. Federal Reserve’s thinking on interest rates and continued volatility in the oil markets.

Comments from Co-Portfolio Manager Robert Stansky:   For the year, the fund’s share classes lagged the 1.06% return of the Fidelity Balanced 60/40 Composite IndexSM. The fund maintained an overweighting in stocks, where we outperformed the S&P 500® Index, and an underweighting in bonds, where we underperformed the Barclays U.S. Aggregate Bond Index. A small non-index allocation to high-yield bonds was counterproductive. Within the equity subportfolio, stock picking in industrials was a highlight. At the stock level, an underweighting in integrated energy provider and benchmark component Exxon Mobil was the subportfolio’s top relative contributor. An out-of-benchmark stake in radio-frequency chip provider RF Micro Devices also helped. Conversely, Amazon.com was the biggest relative detractor because we didn’t own this strong-performing index name for most of the period. Within the investment-grade bond subportfolio, our decision to overweight corporate bonds detracted, although security selection helped offset some of what we lost due to that overweighting.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.1	2.8
Google, Inc. Class C	1.6	1.3
JPMorgan Chase & Co.	1.3	1.0
Danaher Corp.	1.3	0.9
Roper Industries, Inc.	1.1	0.8
	7.4

Top Five Bond Issuers as of August 31, 2015

(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	5.4	5.9
Fannie Mae	3.9	3.4
Freddie Mac	1.7	1.1
Ginnie Mae	1.3	1.1
Citigroup, Inc.	1.3	0.8
	13.6

Top Five Market Sectors as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.8	18.4
Information Technology	12.1	12.9
Health Care	11.1	10.8
Consumer Discretionary	10.6	10.7
Energy	7.1	7.7

Asset Allocation (% of fund's net assets)

As of August 31, 2015 *
Stocks and Equity Futures	64.7%
Bonds	34.0%
Convertible Securities	0.2%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 10.7%

As of February 28, 2015 *
Stocks and Equity Futures	67.8%
Bonds	30.8%
Convertible Securities	0.1%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 11.3%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments August 31, 2015

Showing Percentage of Net Assets

Common Stocks - 64.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.3%
Automobiles - 0.2%
Tesla Motors, Inc. (a)	228,600	$56,935
Diversified Consumer Services - 0.4%
2U, Inc. (a)	199,000	6,959
H&R Block, Inc.	2,891,771	98,378
New Oriental Education & Technology Group, Inc. sponsored ADR	104,000	2,131
		107,468
Hotels, Restaurants & Leisure - 2.4%
ARAMARK Holdings Corp.	332,936	10,434
Extended Stay America, Inc. unit	4,481,511	84,118
McDonald's Corp.	2,946,574	279,983
Panera Bread Co. Class A (a)	387,773	69,140
Starbucks Corp.	2,877,374	157,421
Wynn Resorts Ltd.	836,400	62,772
		663,868
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	165,400	84,832
Groupon, Inc. Class A (a)	1,327,257	5,973
Liberty Interactive Corp. Qvc G Series A (a)	5,518,961	149,233
Priceline Group, Inc. (a)	113,852	142,160
Travelport Worldwide Ltd. (b)	5,926,162	78,522
Vipshop Holdings Ltd. ADR (a)(b)	939,800	16,907
		477,627
Media - 1.9%
Bona Film Group Ltd. sponsored ADR (a)	864,935	10,025
Comcast Corp. Class A	4,809,900	270,942
DreamWorks Animation SKG, Inc. Class A (a)(b)	2,436,900	48,592
Legend Pictures LLC (a)(c)(d)	8,571	19,098
Liberty Media Corp. Class C (a)	409,946	14,848
Manchester United PLC (a)	1,836,500	32,635
The Madison Square Garden Co. Class A (a)	1,899,703	133,815
		529,955
Multiline Retail - 1.0%
B&M European Value Retail S.A.	15,461,831	76,754
Dollar General Corp.	2,797,112	208,357
		285,111
Specialty Retail - 0.9%
AutoZone, Inc. (a)	34,641	24,803
Michaels Companies, Inc. (a)	3,217,380	84,328
TJX Companies, Inc.	2,147,733	151,029
		260,160
Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (a)	816,352	52,255
NIKE, Inc. Class B	1,410,622	157,637
		209,892

TOTAL CONSUMER DISCRETIONARY		2,591,016

CONSUMER STAPLES - 6.1%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	222,044	24,218
Coca-Cola Icecek Sanayi A/S	330,728	4,091
Constellation Brands, Inc. Class A (sub. vtg.)	477,900	61,171
Monster Beverage Corp. (a)	409,600	56,713
The Coca-Cola Co.	6,046,861	237,763
		383,956
Food & Staples Retailing - 1.4%
CVS Health Corp.	1,912,885	195,879
Kroger Co.	3,154,608	108,834
Sprouts Farmers Market LLC (a)	945,200	19,254
United Natural Foods, Inc. (a)	75,800	3,650
Wal-Mart Stores, Inc.	210,400	13,619
Whole Foods Market, Inc.	1,583,676	51,881
		393,117
Food Products - 0.8%
Blue Buffalo Pet Products, Inc. (a)	123,800	3,163
Bunge Ltd.	93,798	6,796
Keurig Green Mountain, Inc.	1,096,882	62,084
Mead Johnson Nutrition Co. Class A	1,066,731	83,568
Nestle SA	244,209	17,990
The Hershey Co.	530,400	47,481
		221,082
Household Products - 0.8%
Colgate-Palmolive Co.	2,313,800	145,330
Procter & Gamble Co.	1,178,293	83,270
		228,600
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	160,600	12,811
Nu Skin Enterprises, Inc. Class A	387,148	17,685
		30,496
Tobacco - 1.6%
Altria Group, Inc.	3,874,913	207,618
British American Tobacco PLC sponsored ADR	1,797,941	190,546
Philip Morris International, Inc.	554,400	44,241
		442,405

TOTAL CONSUMER STAPLES		1,699,656

ENERGY - 4.8%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	752,900	42,162
Dril-Quip, Inc. (a)	221,169	15,247
Halliburton Co.	1,155,511	45,469
Independence Contract Drilling, Inc.	1,175,534	8,146
Oceaneering International, Inc.	455,491	19,960
Schlumberger Ltd.	2,228,400	172,411
		303,395
Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp.	2,093,831	149,876
Apache Corp.	726,800	32,880
Black Stone Minerals LP	1,159,700	18,161
Cabot Oil & Gas Corp.	1,751,150	41,450
Chevron Corp.	1,843,805	149,330
Cimarex Energy Co.	258,202	28,534
Columbia Pipeline Group, Inc.	719,682	18,251
EOG Resources, Inc.	818,516	64,098
Exxon Mobil Corp.	1,733,878	130,457
Kinder Morgan, Inc.	400,900	12,993
Memorial Resource Development Corp. (a)	1,530,171	29,701
Noble Energy, Inc.	2,578,430	86,145
Parsley Energy, Inc. Class A (a)	1,270,930	21,860
Phillips 66 Co.	1,018,017	80,495
Pioneer Natural Resources Co.	331,400	40,782
PrairieSky Royalty Ltd. (b)	908,400	19,030
SM Energy Co.	999,100	36,667
Suncor Energy, Inc.	2,430,500	68,836
Synergy Resources Corp. (a)	674,100	7,240
		1,036,786

TOTAL ENERGY		1,340,181

FINANCIALS - 10.3%
Banks - 4.6%
Bank of America Corp.	16,261,108	265,707
Citigroup, Inc.	5,370,212	287,199
Huntington Bancshares, Inc.	3,499,600	38,181
JPMorgan Chase & Co.	5,743,454	368,155
Regions Financial Corp.	5,075,100	48,670
Synovus Financial Corp.	881,820	26,834
U.S. Bancorp	2,629,247	111,349
Wells Fargo & Co.	2,628,400	140,173
		1,286,268
Capital Markets - 1.3%
Artisan Partners Asset Management, Inc.	529,471	21,639
BlackRock, Inc. Class A	212,476	64,268
E*TRADE Financial Corp. (a)	1,335,249	35,104
Goldman Sachs Group, Inc.	567,400	107,012
Greenhill & Co., Inc.	204,500	7,180
Invesco Ltd.	870,213	29,683
Northern Trust Corp.	578,619	40,411
Oaktree Capital Group LLC Class A	286,697	15,195
State Street Corp.	429,900	30,918
The Blackstone Group LP	195,807	6,706
		358,116
Consumer Finance - 1.4%
Capital One Financial Corp.	3,555,901	276,471
Navient Corp.	2,408,134	30,800
SLM Corp. (a)	4,714,034	39,975
Springleaf Holdings, Inc. (a)	918,300	41,103
		388,349
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc.:
Class A (a)	129	26,126
Class B (a)	562,700	75,424
IntercontinentalExchange Group, Inc.	159,462	36,423
KBC Ancora	398,674	15,985
		153,958
Insurance - 1.1%
Direct Line Insurance Group PLC	6,289,644	34,079
Fairfax Financial Holdings Ltd. (sub. vtg.)	19,000	8,835
Marsh & McLennan Companies, Inc.	1,077,877	57,914
MetLife, Inc.	1,615,347	80,929
Principal Financial Group, Inc.	500,800	25,215
The Chubb Corp.	628,100	75,881
Unum Group	621,800	20,855
		303,708
Real Estate Investment Trusts - 1.2%
Altisource Residential Corp. Class B	1,916,717	29,268
American Tower Corp.	222,000	20,466
Boston Properties, Inc.	388,097	44,002
Care Capital Properties, Inc.	197,250	6,271
Digital Realty Trust, Inc.	707,000	44,767
Duke Realty LP	1,486,900	26,853
FelCor Lodging Trust, Inc.	1,312,100	10,589
Outfront Media, Inc.	529,662	11,986
Store Capital Corp.	1,239,700	24,992
Sun Communities, Inc.	642,015	41,866
Ventas, Inc.	789,000	43,411
VEREIT, Inc.	2,543,900	20,707
		325,178
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	1,667,403	53,390

TOTAL FINANCIALS		2,868,967

HEALTH CARE - 9.9%
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (a)	473,204	81,481
Amgen, Inc.	1,033,158	156,813
Baxalta, Inc.	1,272,600	44,732
Biogen, Inc. (a)	238,785	70,991
BioMarin Pharmaceutical, Inc. (a)	379,898	49,098
Celgene Corp. (a)	1,246,700	147,210
Gilead Sciences, Inc.	2,083,928	218,958
Vertex Pharmaceuticals, Inc. (a)	516,200	65,826
		835,109
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	7,849,402	131,399
Edwards Lifesciences Corp. (a)	218,382	30,766
Medtronic PLC	3,134,524	226,595
The Cooper Companies, Inc.	256,937	41,732
Zimmer Biomet Holdings, Inc.	650,400	67,355
		497,847
Health Care Providers & Services - 2.0%
Brookdale Senior Living, Inc. (a)	968,203	26,548
Cigna Corp.	866,660	122,017
HCA Holdings, Inc. (a)	939,879	81,412
Henry Schein, Inc. (a)	461,404	63,125
McKesson Corp.	666,748	131,736
UnitedHealth Group, Inc.	1,083,200	125,326
		550,164
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	1,334,700	48,463
Thermo Fisher Scientific, Inc.	705,797	88,486
		136,949
Pharmaceuticals - 2.6%
AbbVie, Inc.	1,113,568	69,498
Allergan PLC (a)	733,743	222,867
Bristol-Myers Squibb Co.	3,154,641	187,607
DepoMed, Inc. (a)	39,897	1,074
Endo Health Solutions, Inc. (a)	852,700	65,658
Horizon Pharma PLC (a)	1,414,800	41,340
Merck & Co., Inc.	259,396	13,968
Shire PLC	517,788	40,044
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,427,400	91,939
		733,995

TOTAL HEALTH CARE		2,754,064

INDUSTRIALS - 6.1%
Aerospace & Defense - 0.7%
TransDigm Group, Inc. (a)	805,769	185,190
Electrical Equipment - 1.1%
AMETEK, Inc.	5,584,648	300,566
Industrial Conglomerates - 2.4%
Danaher Corp.	4,172,366	363,079
Roper Industries, Inc.	1,963,414	318,250
		681,329
Machinery - 0.7%
Colfax Corp. (a)	1,629,378	63,204
Deere & Co.	1,019,600	83,383
WABCO Holdings, Inc. (a)	570,000	65,732
		212,319
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	3,028,070	220,383
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (a)	141,000	5,928
HD Supply Holdings, Inc. (a)	3,155,003	104,115
		110,043

TOTAL INDUSTRIALS		1,709,830

INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 1.0%
Cisco Systems, Inc.	2,684,399	69,472
QUALCOMM, Inc.	3,522,744	199,317
		268,789
Electronic Equipment & Components - 0.1%
Trimble Navigation Ltd. (a)	1,480,666	27,985
Internet Software & Services - 3.5%
58.com, Inc. ADR (a)	301,218	13,693
Alibaba Group Holding Ltd. sponsored ADR	2,639,700	174,537
ChannelAdvisor Corp. (a)	219,628	2,499
Cvent, Inc. (a)	1,713,246	54,036
Facebook, Inc. Class A (a)	2,164,607	193,581
Google, Inc. Class C	708,424	437,983
HomeAway, Inc. (a)	432,500	12,408
Just Dial Ltd.	788,327	10,036
Opower, Inc. (a)(b)(e)	2,791,843	25,294
Tencent Holdings Ltd.	800	13
Yahoo!, Inc. (a)	397,800	12,825
Youku Tudou, Inc. ADR (a)	2,961,380	49,189
		986,094
IT Services - 0.5%
Alliance Data Systems Corp. (a)	86,700	22,298
Fidelity National Information Services, Inc.	390,200	26,947
Global Payments, Inc.	241,600	26,912
Lionbridge Technologies, Inc. (a)	16,367	87
Sabre Corp.	1,247,921	33,968
Worldline SA (a)(f)	538,900	13,107
		123,319
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	970,000	54,184
Atmel Corp.	3,636,800	29,713
Avago Technologies Ltd.	92,800	11,690
Broadcom Corp. Class A	870,100	44,958
Intersil Corp. Class A	1,902,910	20,057
Marvell Technology Group Ltd.	12,213,000	137,641
Maxim Integrated Products, Inc.	459,100	15,458
Micron Technology, Inc. (a)	1,638,711	26,891
NVIDIA Corp.	796,968	17,916
Qorvo, Inc. (a)	3,499,734	194,270
Semtech Corp. (a)	900,200	15,258
		568,036
Software - 1.9%
Activision Blizzard, Inc.	499,000	14,286
Adobe Systems, Inc. (a)	708,967	55,704
Autodesk, Inc. (a)	1,300,590	60,803
Electronic Arts, Inc. (a)	1,811,900	119,857
Fleetmatics Group PLC (a)	410,353	18,367
Imperva, Inc. (a)	638,152	38,021
Microsoft Corp.	1,936,187	84,263
RealPage, Inc. (a)	426,956	7,860
Salesforce.com, Inc. (a)	1,312,874	91,061
Varonis Systems, Inc. (a)(b)	825,905	16,353
Zendesk, Inc. (a)	1,134,700	23,466
		530,041
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	5,123,514	577,734
Electronics for Imaging, Inc. (a)	666,309	29,164
Hewlett-Packard Co.	4,313,300	121,031
SanDisk Corp.	513,400	28,011
Western Digital Corp.	664,000	54,421
		810,361

TOTAL INFORMATION TECHNOLOGY		3,314,625

MATERIALS - 2.4%
Chemicals - 2.0%
Ashland, Inc.	127,900	13,426
CF Industries Holdings, Inc.	498,200	28,587
E.I. du Pont de Nemours & Co.	1,303,800	67,146
Eastman Chemical Co.	794,782	57,590
Ecolab, Inc.	1,688,500	184,283
LyondellBasell Industries NV Class A	561,222	47,917
Monsanto Co.	860,246	84,003
PPG Industries, Inc.	414,000	39,450
W.R. Grace & Co. (a)	292,601	28,950
		551,352
Construction Materials - 0.1%
Eagle Materials, Inc.	409,300	33,493
Containers & Packaging - 0.3%
Graphic Packaging Holding Co.	1,497,668	21,117
WestRock Co.	957,580	56,832
		77,949
Metals & Mining - 0.0%
Nucor Corp.	315,700	13,667

TOTAL MATERIALS		676,461

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	4,789,964	159,027
Cogent Communications Group, Inc.	373,868	10,382
Frontier Communications Corp. (b)	1,309,500	6,639
inContact, Inc. (a)	1,600,681	12,085
Level 3 Communications, Inc. (a)	702,309	31,414
Verizon Communications, Inc.	3,974,946	182,887
		402,434
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	324,100	12,838
Telephone & Data Systems, Inc.	272,116	7,739
		20,577

TOTAL TELECOMMUNICATION SERVICES		423,011

UTILITIES - 1.8%
Electric Utilities - 1.0%
Edison International	630,327	36,862
Exelon Corp.	2,690,500	82,760
NextEra Energy, Inc.	917,700	90,311
PPL Corp.	1,821,100	56,436
		266,369
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	1,641,472	32,698
NRG Yield, Inc. Class C	493,225	7,921
The AES Corp.	63,868	766
		41,385
Multi-Utilities - 0.7%
Dominion Resources, Inc.	1,043,639	72,794
DTE Energy Co.	65,900	5,144
NiSource, Inc.	801,982	13,465
PG&E Corp.	705,529	34,980
Sempra Energy	681,631	64,653
		191,036

TOTAL UTILITIES		498,790

TOTAL COMMON STOCKS
(Cost $15,116,882)		17,876,601

Convertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Southwestern Energy Co. Series B 6.25%	426,800	16,398
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(d)	281,270	2,194
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $26,044)		18,592
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 14.7%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	5,595	5,674
6.25% 10/2/43	921	986
General Motors Financial Co., Inc.:
2.625% 7/10/17	1,780	1,795
3% 9/25/17	4,056	4,075
3.15% 1/15/20	19,000	18,760
3.25% 5/15/18	2,895	2,911
3.5% 7/10/19	41,541	41,862
4% 1/15/25	7,674	7,259
4.25% 5/15/23	3,220	3,164
4.375% 9/25/21	38,060	38,403
4.75% 8/15/17	3,095	3,209
Volkswagen International Finance NV 2.375% 3/22/17 (f)	1,830	1,858
		129,956
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 2.875% 1/15/19	617	624
Media - 0.4%
21st Century Fox America, Inc. 7.75% 12/1/45	9,421	12,767
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (f)	10,261	10,207
4.908% 7/23/25 (f)	6,898	6,851
Discovery Communications LLC 5.05% 6/1/20	204	221
Thomson Reuters Corp.:
1.3% 2/23/17	2,082	2,074
3.85% 9/29/24	5,214	5,126
Time Warner Cable, Inc.:
4% 9/1/21	10,989	11,047
4.5% 9/15/42	1,681	1,343
5.5% 9/1/41	3,051	2,748
5.85% 5/1/17	1,829	1,940
6.55% 5/1/37	13,685	13,743
6.75% 7/1/18	1,974	2,187
7.3% 7/1/38	5,024	5,319
8.25% 4/1/19	11,974	13,986
Time Warner, Inc. 2.1% 6/1/19	12,500	12,330
Viacom, Inc.:
2.5% 9/1/18	809	804
3.5% 4/1/17	264	269
		102,962

TOTAL CONSUMER DISCRETIONARY		233,542

CONSUMER STAPLES - 0.6%
Beverages - 0.0%
SABMiller Holdings, Inc. 2.45% 1/15/17 (f)	2,353	2,386
Food & Staples Retailing - 0.1%
CVS Health Corp.:
3.5% 7/20/22	4,494	4,591
3.875% 7/20/25	9,000	9,202
Kroger Co. 3.3% 1/15/21	6,190	6,280
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	3,939	3,941
3.3% 11/18/21	4,671	4,622
		28,636
Food Products - 0.1%
Cargill, Inc. 6% 11/27/17 (f)	572	625
ConAgra Foods, Inc. 1.9% 1/25/18	2,279	2,263
William Wrigley Jr. Co.:
1.4% 10/21/16 (f)	3,710	3,714
2% 10/20/17 (f)	5,313	5,344
		11,946
Tobacco - 0.4%
Altria Group, Inc.:
2.625% 1/14/20	12,900	12,881
4% 1/31/24	3,615	3,672
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (f)	8,553	8,469
4.25% 7/21/25 (f)	8,553	8,475
Reynolds American, Inc.:
2.3% 6/12/18	3,810	3,833
3.25% 6/12/20	3,150	3,190
3.25% 11/1/22	3,376	3,283
4% 6/12/22	5,830	5,985
4.45% 6/12/25	12,834	13,173
4.85% 9/15/23	8,000	8,413
5.7% 8/15/35	2,194	2,324
5.85% 8/15/45	16,830	18,186
6.15% 9/15/43	14,000	15,327
6.75% 6/15/17	4,975	5,382
7.25% 6/15/37	7,569	9,102
		121,695

TOTAL CONSUMER STAPLES		164,663

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
DCP Midstream LLC:
4.75% 9/30/21 (f)	6,909	6,265
5.35% 3/15/20 (f)	6,814	6,621
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	7,675	7,714
5% 10/1/21	2,791	2,854
6.5% 4/1/20	2,608	2,895
Noble Holding International Ltd.:
3.05% 3/1/16	914	912
4% 3/16/18	617	609
5.95% 4/1/25	3,936	3,471
6.95% 4/1/45	3,799	3,074
Transocean, Inc. 5.55% 12/15/16 (g)	4,522	4,534
		38,949
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	15,653	16,935
BP Capital Markets PLC:
4.5% 10/1/20	1,336	1,454
4.742% 3/11/21	6,000	6,567
Canadian Natural Resources Ltd. 1.75% 1/15/18	2,851	2,811
Cenovus Energy, Inc. 5.7% 10/15/19	6,698	7,317
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (f)	1,617	1,613
3.3% 6/1/20 (f)	7,911	7,892
4.5% 6/1/25 (f)	2,416	2,303
DCP Midstream Operating LP:
2.5% 12/1/17	3,027	2,860
2.7% 4/1/19	5,369	4,721
3.875% 3/15/23	2,761	2,257
4.95% 4/1/22	1,267	1,147
5.6% 4/1/44	2,216	1,804
Duke Energy Field Services:
5.375% 10/15/15 (f)	2,055	2,057
6.45% 11/3/36 (f)	6,493	5,654
El Paso Natural Gas Co. 5.95% 4/15/17	1,572	1,668
Empresa Nacional de Petroleo 4.375% 10/30/24 (f)	5,615	5,466
Enable Midstream Partners LP:
2.4% 5/15/19 (f)	1,957	1,840
3.9% 5/15/24 (f)	2,064	1,812
Enbridge Energy Partners LP 4.2% 9/15/21	8,103	8,176
Gulfstream Natural Gas System LLC 6.95% 6/1/16 (f)	780	808
Kinder Morgan, Inc. 2% 12/1/17	2,620	2,594
Marathon Petroleum Corp. 5.125% 3/1/21	4,415	4,804
Motiva Enterprises LLC 5.75% 1/15/20 (f)	1,252	1,374
MPLX LP 4% 2/15/25	1,190	1,098
Nakilat, Inc. 6.067% 12/31/33 (f)	2,490	2,845
Nexen, Inc. 6.2% 7/30/19	2,252	2,509
Pemex Project Funding Master Trust 5.75% 3/1/18	25,063	26,911
Petrobras Global Finance BV:
1.9529% 5/20/16 (g)	6,590	6,459
3% 1/15/19	18,609	16,210
3.25% 3/17/17	21,613	20,707
4.375% 5/20/23	4,137	3,250
4.875% 3/17/20	23,870	20,889
5.625% 5/20/43	22,261	15,398
7.25% 3/17/44	30,172	24,288
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	7,288	7,284
5.375% 1/27/21	47,072	41,494
5.75% 1/20/20	17,949	16,327
5.875% 3/1/18	3,468	3,403
7.875% 3/15/19	7,382	7,439
Petroleos Mexicanos:
3.5% 7/18/18	8,047	8,200
3.5% 7/23/20 (f)	8,815	8,729
3.5% 1/30/23	5,005	4,656
4.5% 1/23/26 (f)	11,915	11,320
4.875% 1/24/22	1,430	1,451
4.875% 1/18/24	7,021	7,000
5.5% 1/21/21	13,423	14,396
5.5% 6/27/44	19,723	17,065
5.625% 1/23/46 (f)	11,673	10,389
6% 3/5/20	4,797	5,226
6.375% 1/23/45	26,396	25,731
6.5% 6/2/41	8,420	8,420
8% 5/3/19	3,943	4,535
Phillips 66 Co.:
2.95% 5/1/17	1,844	1,884
4.3% 4/1/22	6,383	6,661
Phillips 66 Partners LP 2.646% 2/15/20	652	635
Plains All American Pipeline LP/PAA Finance Corp. 6.125% 1/15/17	1,940	2,059
Shell International Finance BV 4.375% 5/11/45	18,896	18,618
Southeast Supply Header LLC 4.25% 6/15/24 (f)	5,790	5,566
Southwestern Energy Co.:
3.3% 1/23/18	3,081	3,072
4.05% 1/23/20	5,591	5,536
Spectra Energy Capital, LLC 5.65% 3/1/20	1,087	1,168
Spectra Energy Partners, LP:
2.95% 6/15/16	1,472	1,487
4.6% 6/15/21	1,816	1,890
Suncor Energy, Inc. 6.1% 6/1/18	623	689
The Williams Companies, Inc.:
3.7% 1/15/23	5,046	4,372
4.55% 6/24/24	25,316	22,408
Western Gas Partners LP 5.375% 6/1/21	10,614	11,245
Williams Partners LP 4.3% 3/4/24	4,754	4,452
		531,305

TOTAL ENERGY		570,254

FINANCIALS - 8.4%
Banks - 4.0%
Associated Banc-Corp. 5.125% 3/28/16	2,238	2,275
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (f)	6,350	6,334
4% 4/14/19 (f)	18,318	17,494
5.5% 7/12/20 (f)	21,376	21,109
5.75% 9/26/23 (f)	5,809	5,460
6.369% 6/16/18 (f)	12,537	12,803
6.5% 6/10/19 (f)	2,097	2,164
Bank of America Corp.:
1.35% 11/21/16	5,398	5,390
1.95% 5/12/18	8,000	7,977
2.6% 1/15/19	57,427	57,825
2.65% 4/1/19	17,421	17,564
3.875% 3/22/17	944	976
3.95% 4/21/25	10,000	9,669
4.2% 8/26/24	7,745	7,674
4.25% 10/22/26	6,748	6,635
5.625% 10/14/16	22,550	23,571
5.75% 12/1/17	19,000	20,553
6.5% 8/1/16	1,220	1,277
Bank of Tokyo-Mitsubishi UFJ Ltd.:
1.7% 3/5/18 (f)	20,793	20,642
2.3% 3/5/20 (f)	10,090	9,978
Barclays PLC:
2% 3/16/18	16,700	16,603
2.75% 11/8/19	5,728	5,710
BB&T Corp. 3.95% 3/22/22	1,805	1,888
Capital One NA 2.95% 7/23/21	8,837	8,604
Citigroup, Inc.:
1.3% 11/15/16	663	662
1.55% 8/14/17	26,000	25,915
1.7% 4/27/18	8,422	8,347
1.75% 5/1/18	21,658	21,490
1.8% 2/5/18	17,419	17,338
1.85% 11/24/17	13,884	13,876
2.15% 7/30/18	17,815	17,799
2.5% 7/29/19	26,091	26,065
2.55% 4/8/19	24,266	24,384
3.875% 3/26/25	17,000	16,408
4.05% 7/30/22	17,500	17,911
4.3% 11/20/26	14,000	13,873
4.45% 1/10/17	15,842	16,451
6% 8/15/17	15,053	16,246
Citizens Financial Group, Inc. 4.15% 9/28/22 (f)	6,485	6,541
Credit Suisse AG 6% 2/15/18	17,158	18,671
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20 (f)	8,440	8,390
3.75% 3/26/25 (f)	8,440	8,165
Credit Suisse New York Branch 5.4% 1/14/20	1,450	1,600
Discover Bank 7% 4/15/20	4,144	4,775
Fifth Third Bancorp:
2.875% 7/27/20	43,000	43,001
3.5% 3/15/22	638	644
4.5% 6/1/18	584	620
5.45% 1/15/17	4,032	4,232
HBOS PLC 6.75% 5/21/18 (f)	560	618
HSBC Holdings PLC 4.25% 3/14/24	3,415	3,419
Huntington Bancshares, Inc. 7% 12/15/20	3,353	3,990
Huntington National Bank:
1.7% 2/26/18	37,500	37,221
2.2% 4/1/19	3,200	3,188
2.4% 4/1/20	40,000	39,390
Intesa Sanpaolo SpA:
2.375% 1/13/17	18,700	18,741
3.125% 1/15/16	20,275	20,419
5.017% 6/26/24 (f)	5,410	5,283
JPMorgan Chase & Co.:
2.75% 6/23/20	10,395	10,424
3.875% 9/10/24	26,780	26,351
4.125% 12/15/26	113,135	112,259
KeyCorp. 5.1% 3/24/21	628	693
Rabobank Nederland 4.375% 8/4/25	13,516	13,553
Regions Bank 6.45% 6/26/37	12,100	14,171
Regions Financial Corp. 2% 5/15/18	7,953	7,910
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	65,325	65,869
6% 12/19/23	12,648	13,493
6.1% 6/10/23	9,334	10,013
6.125% 12/15/22	39,429	42,473
SunTrust Banks, Inc.:
2.35% 11/1/18	3,000	3,014
3.5% 1/20/17	4,862	4,984
The Toronto Dominion Bank 1.625% 3/13/18	20,247	20,219
Wells Fargo & Co.:
4.1% 6/3/26	15,000	15,054
4.48% 1/16/24	6,481	6,758
		1,123,086
Capital Markets - 1.8%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	8,929	8,525
4.25% 2/15/24	2,464	2,558
Deutsche Bank AG 4.5% 4/1/25	18,715	18,097
Goldman Sachs Group, Inc.:
1.748% 9/15/17	24,600	24,541
2.55% 10/23/19	85,599	85,760
2.6% 4/23/20	1,000	997
2.625% 1/31/19	30,072	30,376
2.9% 7/19/18	10,319	10,549
5.95% 1/18/18	5,343	5,829
6.15% 4/1/18	3,993	4,400
6.25% 9/1/17	23,534	25,576
Lazard Group LLC:
4.25% 11/14/20	5,286	5,559
6.85% 6/15/17	1,319	1,428
Merrill Lynch & Co., Inc. 6.4% 8/28/17	30,624	33,254
Morgan Stanley:
1.875% 1/5/18	7,156	7,156
2.125% 4/25/18	18,100	18,164
2.375% 7/23/19	67,301	67,245
2.5% 1/24/19	43,150	43,532
2.65% 1/27/20	2,659	2,660
4% 7/23/25	10,820	11,030
4.875% 11/1/22	8,674	9,177
5.45% 1/9/17	52,060	54,766
5.625% 9/23/19	547	608
5.95% 12/28/17	301	328
6.625% 4/1/18	1,804	2,010
Peachtree Corners Funding Trust 3.976% 2/15/25 (f)	10,000	9,892
UBS AG Stamford Branch:
1.375% 6/1/17	6,466	6,435
1.8% 3/26/18	12,466	12,422
2.375% 8/14/19	12,750	12,748
		515,622
Consumer Finance - 0.7%
Capital One Financial Corp. 2.45% 4/24/19	5,260	5,209
Discover Financial Services:
3.85% 11/21/22	2,701	2,633
5.2% 4/27/22	2,488	2,624
6.45% 6/12/17	13,316	14,402
Ford Motor Credit Co. LLC:
1.5% 1/17/17	19,067	18,975
2.145% 1/9/18	25,000	24,902
2.375% 3/12/19	19,600	19,355
2.5% 1/15/16	16,000	16,077
2.875% 10/1/18	11,000	11,085
3% 6/12/17	6,246	6,353
5% 5/15/18	10,000	10,646
5.875% 8/2/21	12,574	14,111
Hyundai Capital America:
1.45% 2/6/17 (f)	6,312	6,298
1.625% 10/2/15 (f)	2,131	2,131
1.875% 8/9/16 (f)	1,605	1,612
2.125% 10/2/17 (f)	2,357	2,364
2.55% 2/6/19 (f)	6,671	6,648
2.875% 8/9/18 (f)	2,848	2,905
Synchrony Financial:
1.875% 8/15/17	1,554	1,547
3% 8/15/19	2,283	2,287
3.75% 8/15/21	8,466	8,396
4.25% 8/15/24	3,469	3,412
		183,972
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 3.875% 8/15/22	5,986	5,952
Insurance - 0.6%
AFLAC, Inc. 2.4% 3/16/20	8,000	8,004
AIA Group Ltd. 2.25% 3/11/19 (f)	1,416	1,409
American International Group, Inc.:
3.75% 7/10/25	14,847	14,895
4.875% 6/1/22	4,860	5,299
5.6% 10/18/16	5,560	5,824
Aon Corp.:
3.125% 5/27/16	4,743	4,819
5% 9/30/20	129	142
Five Corners Funding Trust 4.419% 11/15/23 (f)	9,345	9,679
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (f)(g)	2,508	2,558
Hartford Financial Services Group, Inc. 5.375% 3/15/17	685	723
Liberty Mutual Group, Inc.:
4.25% 6/15/23 (f)	6,498	6,603
5% 6/1/21 (f)	8,525	9,248
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	4,819	5,277
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (f)	9,547	8,657
5.375% 12/1/41 (f)	3,576	3,969
Metropolitan Life Global Funding I 1.875% 6/22/18 (f)	7,075	7,072
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (f)	4,915	5,827
Pacific Life Insurance Co. 9.25% 6/15/39 (f)	3,967	5,965
Pacific LifeCorp:
5.125% 1/30/43 (f)	7,709	7,903
6% 2/10/20 (f)	9,721	10,938
Prudential Financial, Inc.:
2.3% 8/15/18	888	897
4.5% 11/16/21	1,764	1,925
7.375% 6/15/19	2,520	2,957
Symetra Financial Corp. 6.125% 4/1/16 (f)	8,408	8,619
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (f)	8,243	8,438
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (f)	1,938	1,949
4.125% 11/1/24 (f)	2,810	2,837
Unum Group:
5.625% 9/15/20	3,860	4,319
5.75% 8/15/42	8,065	8,973
7.125% 9/30/16	2,076	2,198
		167,923
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	1,369	1,354
4.6% 4/1/22	2,035	2,111
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,759	1,708
American Tower Corp. 2.8% 6/1/20	8,000	7,903
AvalonBay Communities, Inc. 3.625% 10/1/20	2,800	2,909
Camden Property Trust 2.95% 12/15/22	2,417	2,320
CommonWealth REIT 5.875% 9/15/20	1,166	1,273
Corporate Office Properties LP:
3.7% 6/15/21	4,267	4,201
5% 7/1/25	4,089	3,991
DDR Corp.:
3.625% 2/1/25	3,723	3,499
4.625% 7/15/22	4,470	4,648
4.75% 4/15/18	6,131	6,480
7.5% 4/1/17	8,836	9,573
9.625% 3/15/16	1,851	1,932
Duke Realty LP:
3.625% 4/15/23	3,152	3,093
3.75% 12/1/24	2,549	2,482
3.875% 10/15/22	5,452	5,497
4.375% 6/15/22	3,753	3,883
5.5% 3/1/16	3,075	3,136
5.95% 2/15/17	346	368
6.75% 3/15/20	1,339	1,551
8.25% 8/15/19	2,643	3,192
Equity One, Inc.:
3.75% 11/15/22	8,200	8,168
6% 9/15/17	876	945
6.25% 1/15/17	663	702
ERP Operating LP 5.75% 6/15/17	2,042	2,189
Federal Realty Investment Trust 5.9% 4/1/20	1,971	2,242
HCP, Inc.:
3.15% 8/1/22	7,000	6,728
3.875% 8/15/24	13,000	12,528
Health Care REIT, Inc.:
2.25% 3/15/18	2,600	2,604
4.125% 4/1/19	13,700	14,437
4.7% 9/15/17	843	889
HRPT Properties Trust:
6.25% 6/15/17	996	1,044
6.65% 1/15/18	676	727
Lexington Corporate Properties Trust 4.4% 6/15/24	2,249	2,264
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	2,128	2,090
4.5% 4/1/27 (f)	34,977	33,601
4.95% 4/1/24	2,101	2,162
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,583	1,542
5% 12/15/23	1,140	1,202
Weingarten Realty Investors 3.375% 10/15/22	1,228	1,202
WP Carey, Inc. 4% 2/1/25	9,404	9,090
		183,460
Real Estate Management & Development - 0.6%
BioMed Realty LP:
2.625% 5/1/19	3,585	3,579
3.85% 4/15/16	11,312	11,459
4.25% 7/15/22	2,970	3,029
6.125% 4/15/20	2,611	2,939
Brandywine Operating Partnership LP:
3.95% 2/15/23	7,304	7,172
4.1% 10/1/24	6,548	6,515
4.55% 10/1/29	6,548	6,359
4.95% 4/15/18	4,846	5,146
5.7% 5/1/17	309	327
6% 4/1/16	2,770	2,839
Digital Realty Trust LP:
3.95% 7/1/22	5,752	5,758
5.25% 3/15/21	4,138	4,505
Essex Portfolio LP 5.5% 3/15/17	3,921	4,136
Liberty Property LP:
3.375% 6/15/23	3,313	3,188
4.125% 6/15/22	3,219	3,291
4.75% 10/1/20	8,747	9,436
5.5% 12/15/16	2,529	2,647
Mack-Cali Realty LP:
2.5% 12/15/17	4,556	4,570
3.15% 5/15/23	7,438	6,602
4.5% 4/18/22	2,016	2,009
5.8% 1/15/16	5,020	5,094
7.75% 8/15/19	2,476	2,851
Mid-America Apartments LP 4.3% 10/15/23	1,248	1,276
Post Apartment Homes LP 3.375% 12/1/22	1,364	1,327
Prime Property Funding, Inc. 5.7% 4/15/17 (f)	4,226	4,422
Reckson Operating Partnership LP 6% 3/31/16	1,949	1,998
Regency Centers LP 5.875% 6/15/17	1,771	1,901
Tanger Properties LP:
3.75% 12/1/24	4,790	4,680
3.875% 12/1/23	2,716	2,696
6.125% 6/1/20	9,597	10,910
Ventas Realty LP:
1.25% 4/17/17	3,126	3,102
1.55% 9/26/16	1,068	1,070
3.5% 2/1/25	2,214	2,094
3.75% 5/1/24	7,900	7,734
4.125% 1/15/26	2,782	2,754
4.375% 2/1/45	1,322	1,189
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	4,056	4,068
4% 4/30/19	1,999	2,090
		156,762

TOTAL FINANCIALS		2,336,777

HEALTH CARE - 0.9%
Biotechnology - 0.1%
Amgen, Inc. 1.25% 5/22/17	13,051	13,015
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp. 3.375% 5/15/22	6,342	6,157
Health Care Providers & Services - 0.3%
Express Scripts Holding Co.:
3.9% 2/15/22	1,915	1,936
4.75% 11/15/21	17,355	18,551
HCA Holdings, Inc.:
3.75% 3/15/19	11,874	11,933
4.25% 10/15/19	20,200	20,604
4.75% 5/1/23	375	380
5.875% 3/15/22	450	489
6.5% 2/15/20	12,966	14,327
McKesson Corp. 2.284% 3/15/19	6,400	6,409
Medco Health Solutions, Inc.:
2.75% 9/15/15	4,158	4,161
4.125% 9/15/20	5,031	5,316
UnitedHealth Group, Inc.:
3.35% 7/15/22	3,113	3,184
3.75% 7/15/25	8,581	8,784
WellPoint, Inc. 1.875% 1/15/18	195	194
		96,268
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,745	1,735
2.4% 2/1/19	1,100	1,097
3.3% 2/15/22	13,389	13,051
		15,883
Pharmaceuticals - 0.4%
AbbVie, Inc.:
1.75% 11/6/17	6,470	6,464
1.8% 5/14/18	21,902	21,750
3.2% 11/6/22	8,127	8,026
3.6% 5/14/25	12,082	11,880
Actavis Funding SCS:
1.3% 6/15/17	12,949	12,835
2.45% 6/15/19	3,839	3,806
3% 3/12/20	7,106	7,073
3.45% 3/15/22	12,371	12,100
3.8% 3/15/25	8,916	8,637
Mylan, Inc. 1.35% 11/29/16	2,039	2,021
Perrigo Co. PLC:
1.3% 11/8/16	1,664	1,654
2.3% 11/8/18	1,780	1,776
Perrigo Finance PLC:
3.5% 12/15/21	1,752	1,709
3.9% 12/15/24	2,611	2,529
4.9% 12/15/44	1,145	1,086
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	2,149	2,141
Zoetis, Inc. 1.875% 2/1/18	992	986
		106,473

TOTAL HEALTH CARE		237,796

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
BAE Systems Holdings, Inc. 6.375% 6/1/19 (f)	5,000	5,669
Airlines - 0.1%
Continental Airlines, Inc.:
6.648% 3/15/19	1,275	1,310
6.9% 7/2/19	515	538
Southwest Airlines Co. 2.75% 11/6/19	14,700	14,897
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	1,843	1,953
8.36% 1/20/19	1,129	1,210
		19,908
Machinery - 0.0%
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	1,829	1,813
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	3,319	3,286
2.625% 9/4/18	8,396	8,375
3.75% 2/1/22	7,839	7,834
3.875% 4/1/21	6,320	6,383
4.25% 9/15/24	5,492	5,430
4.75% 3/1/20	5,518	5,842
		37,150

TOTAL INDUSTRIALS		64,540

INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA:
2.375% 12/17/18	1,262	1,268
6.55% 10/1/17	1,119	1,228
		2,496
IT Services - 0.0%
Xerox Corp. 2.95% 3/15/17	1,143	1,161
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc. 4.375% 5/13/45	18,876	18,658

TOTAL INFORMATION TECHNOLOGY		22,315

MATERIALS - 0.1%
Metals & Mining - 0.1%
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (f)	8,722	8,777
4.5% 8/13/23 (Reg. S)	10,600	10,712
4.875% 11/4/44 (f)	2,152	1,907
4.875% 11/4/44 (Reg. S)	5,050	4,476
		25,872
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc. 2.45% 6/30/20	5,759	5,705
BellSouth Capital Funding Corp. 7.875% 2/15/30	61	74
CenturyLink, Inc.:
5.15% 6/15/17	487	499
6% 4/1/17	3,467	3,614
6.15% 9/15/19	4,463	4,675
Embarq Corp.:
7.082% 6/1/16	4,190	4,330
7.995% 6/1/36	53,896	56,995
Verizon Communications, Inc.:
2.625% 2/21/20	9,818	9,822
4.5% 9/15/20	45,631	49,080
5.012% 8/21/54	23,143	21,111
6.1% 4/15/18	4,897	5,392
6.25% 4/1/37	4,611	5,167
6.4% 9/15/33	6,073	6,925
6.55% 9/15/43	26,871	31,728
		205,117
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 2.375% 9/8/16	371	375

TOTAL TELECOMMUNICATION SERVICES		205,492

UTILITIES - 0.9%
Electric Utilities - 0.7%
AmerenUE 6.4% 6/15/17	1,518	1,650
American Transmission Systems, Inc. 5% 9/1/44 (f)	2,415	2,468
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (f)	5,539	6,292
6.4% 9/15/20 (f)	14,254	16,320
Edison International 3.75% 9/15/17	4,499	4,686
Entergy Corp. 4% 7/15/22	8,700	8,764
Eversource Energy 1.45% 5/1/18	1,676	1,654
Exelon Corp.:
1.55% 6/9/17	1,687	1,683
3.95% 6/15/25	7,948	7,959
FirstEnergy Corp.:
2.75% 3/15/18	11,918	11,956
4.25% 3/15/23	27,079	27,132
7.375% 11/15/31	43,919	52,861
FirstEnergy Solutions Corp. 6.05% 8/15/21	12,120	13,184
IPALCO Enterprises, Inc. 3.45% 7/15/20 (f)	13,932	13,688
LG&E and KU Energy LLC:
2.125% 11/15/15	5,251	5,265
3.75% 11/15/20	1,034	1,083
Nevada Power Co. 6.5% 8/1/18	2,642	2,978
NV Energy, Inc. 6.25% 11/15/20	1,957	2,267
Pennsylvania Electric Co. 6.05% 9/1/17	618	670
Pepco Holdings, Inc. 2.7% 10/1/15	5,263	5,270
Progress Energy, Inc. 4.4% 1/15/21	405	432
TECO Finance, Inc.:
4% 3/15/16	1,828	1,855
5.15% 3/15/20	164	179
West Penn Power Co. 5.95% 12/15/17 (f)	6,500	7,061
		197,357
Gas Utilities - 0.0%
Southern Natural Gas Co. 5.9% 4/1/17 (f)	357	377
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	2,473	2,529
Texas Eastern Transmission LP 6% 9/15/17 (f)	1,301	1,405
		4,311
Multi-Utilities - 0.2%
Dominion Resources, Inc.:
2.5818% 9/30/66 (g)	20,448	17,805
7.5% 6/30/66 (g)	5,485	4,889
NiSource Finance Corp.:
5.45% 9/15/20	6,455	7,221
6.4% 3/15/18	1,206	1,340
6.8% 1/15/19	4,065	4,638
PG&E Corp. 2.4% 3/1/19	931	934
Puget Energy, Inc. 6% 9/1/21	813	929
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	4,882	4,229
		41,985

TOTAL UTILITIES		243,653

TOTAL NONCONVERTIBLE BONDS
(Cost $4,121,629)		4,104,904

U.S. Government and Government Agency Obligations - 5.5%
U.S. Treasury Inflation-Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$118,991	$107,039
1.375% 2/15/44	99,827	104,856
U.S. Treasury Inflation-Indexed Notes 0.25% 1/15/25	63,501	61,226

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		273,121

U.S. Treasury Obligations - 4.5%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.1% 10/29/15 to 11/19/15 (h)	10,470	10,470
U.S. Treasury Bonds:
2.875% 8/15/45	43,600	42,902
3% 5/15/45	252,075	253,860
U.S. Treasury Notes:
0.5% 8/31/16	266,400	266,560
0.625% 8/15/16 (i)	40,000	40,067
1% 8/31/16	300,000	301,629
1.625% 6/30/20	30,635	30,755
2.125% 5/15/25	307,462	304,708

TOTAL U.S. TREASURY OBLIGATIONS		1,250,951

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,541,126)		1,524,072

U.S. Government Agency - Mortgage Securities - 1.4%
Fannie Mae - 1.0%
2.302% 6/1/36 (g)	154	165
2.5% 9/1/27 to 4/1/43	16,870	17,106
2.546% 7/1/37 (g)	271	290
3% 12/1/44 to 8/1/45	19,151	19,259
3% 9/1/45 (j)	17,800	17,876
3% 9/1/45 (j)	11,300	11,349
3% 9/1/45 (j)	3,300	3,314
3% 10/1/45 (j)	3,200	3,206
3.5% 1/1/34 to 8/1/45	20,223	21,035
3.5% 9/1/45 (j)	2,900	3,005
3.5% 9/1/45 (j)	8,300	8,601
3.5% 9/1/45 (j)	5,200	5,388
3.5% 9/1/45 (j)	23,700	24,559
4% 5/1/43 to 6/1/45	21,858	23,338
4% 9/1/45 (j)	8,700	9,240
4% 9/1/45 (j)	8,300	8,815
4% 9/1/45 (j)	1,600	1,699
4.5% 12/1/23 to 4/1/45	28,084	30,582
4.5% 9/1/45 (j)	13,000	14,083
4.5% 9/1/45 (j)	8,200	8,883
5% 9/1/23 to 10/1/41	8,820	9,756
5.5% 9/1/24 to 9/1/41	18,100	20,178
6% 6/1/35 to 8/1/37	4,477	5,125
6.5% 7/1/32 to 8/1/36	914	1,065

TOTAL FANNIE MAE		267,917

Freddie Mac - 0.3%
3% 3/1/45 to 7/1/45	18,246	18,294
3.155% 10/1/35 (g)	149	157
3.5% 4/1/43 to 6/1/45	19,799	20,513
4% 6/1/24 to 7/1/45	24,074	25,702
4.5% 7/1/25 to 4/1/41	11,296	12,257
5% 3/1/19 to 7/1/41	4,758	5,225
5.5% 1/1/34 to 3/1/40	1,131	1,265
6% 7/1/37 to 8/1/37	278	316
6.5% 3/1/36	700	814

TOTAL FREDDIE MAC		84,543

Ginnie Mae - 0.1%
3% 6/20/45	3,283	3,330
3.5% 7/20/42 to 8/20/45	19,950	20,802
4% 9/20/40 to 7/20/45	12,322	13,134
4.5% 4/20/41	2,763	2,993
5% 5/15/39	1,026	1,141
5.5% 12/15/31 to 1/15/39	2,271	2,577

TOTAL GINNIE MAE		43,977

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $394,551)		396,437

Asset-Backed Securities - 0.4%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.9044% 4/25/35 (g)	$729	$655
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 1.8494% 3/25/34 (g)	286	273
AmeriCredit Automobile Receivables Trust Series 2013-4:
Class C, 2.72% 9/9/19	1,410	1,435
Class D, 3.31% 10/8/19	880	900
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2494% 12/25/33 (g)	54	49
Series 2004-R2 Class M3, 1.0244% 4/25/34 (g)	99	72
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9794% 3/25/34 (g)	53	49
Series 2004-W11 Class M2, 1.2494% 11/25/34 (g)	616	598
Series 2004-W7 Class M1, 1.0244% 5/25/34 (g)	1,600	1,540
Series 2006-W4 Class A2C, 0.3594% 5/25/36 (g)	1,273	454
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE2 Class M1, 1.0244% 4/25/34 (g)	1,898	1,742
Series 2006-HE2 Class M1, 0.5694% 3/25/36 (g)	21	0
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3394% 12/25/36 (g)	1,978	1,305
Countrywide Home Loans, Inc.:
Series 2004-3 Class M4, 1.6544% 4/25/34 (g)	76	69
Series 2004-4 Class M2, 0.9944% 6/25/34 (g)	114	104
Series 2004-7 Class AF5, 5.868% 1/25/35	1,764	1,837
Fannie Mae Series 2004-T5 Class AB3, 0.9538% 5/28/35 (g)	43	40
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.3744% 8/25/34 (g)	319	299
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0244% 3/25/34 (g)	11	11
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9344% 1/25/35 (g)	1,041	888
Class M4, 1.2194% 1/25/35 (g)	381	245
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.7091% 2/25/47 (f)(g)	1,375	1,284
GE Business Loan Trust Series 2006-2A:
Class A, 0.3776% 11/15/34 (f)(g)	780	750
Class B, 0.4776% 11/15/34 (f)(g)	282	262
Class C, 0.5776% 11/15/34 (f)(g)	468	412
Class D, 0.9476% 11/15/34 (f)(g)	178	147
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.5194% 8/25/33 (g)	274	259
Series 2003-3 Class M1, 1.4894% 8/25/33 (g)	499	481
Series 2003-5 Class A2, 0.8905% 12/25/33 (g)	36	34
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3894% 1/25/37 (g)	1,642	1,094
Invitation Homes Trust Series 2015-SFR3 Class E, 3.933% 8/17/32 (f)(g)	3,881	3,847
JPMorgan Mortgage Acquisition Trust:
Series 2006-NC2 Class M2, 0.4905% 7/25/36 (g)	2,836	1,172
Series 2007-CH1 Class AV4, 0.3205% 11/25/36 (g)	420	419
KeyCorp Student Loan Trust:
Series 1999-A Class A2, 0.612% 12/27/29 (g)	153	152
Series 2006-A Class 2C, 1.432% 3/27/42 (g)	2,909	1,439
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4994% 5/25/37 (g)	372	5
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.9494% 7/25/34 (g)	119	100
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1744% 7/25/34 (g)	346	316
Series 2006-FM1 Class A2B, 0.3094% 4/25/37 (g)	265	263
Series 2006-OPT1 Class A1A, 0.7194% 6/25/35 (g)	1,751	1,692
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8794% 8/25/34 (g)	63	59
Series 2005-NC1 Class M1, 0.8594% 1/25/35 (g)	318	300
Series 2005-NC2 Class B1, 1.9544% 3/25/35 (g)	248	5
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.7005% 9/25/35 (g)	1,566	1,392
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.0744% 9/25/34 (g)	585	553
Class M4, 2.3744% 9/25/34 (g)	750	347
Series 2005-WCH1 Class M4, 1.4444% 1/25/36 (g)	1,620	1,427
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9994% 4/25/33 (g)	6	5
Santander Drive Auto Receivables Trust:
Series 2014-1 Class C, 2.36% 4/15/20	9,000	9,060
Series 2014-2 Class C, 2.33% 11/15/19	6,409	6,441
Series 2014-3:
Class B, 1.45% 5/15/19	22,594	22,594
Class C, 2.13% 8/17/20	22,594	22,704
Series 2014-4 Class C, 2.6% 11/16/20	3,645	3,672
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9944% 3/25/35 (g)	872	802
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.2359% 6/15/33 (g)	753	730
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.9244% 9/25/34 (g)	47	41
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0594% 9/25/34 (g)	32	28
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 0.8435% 4/6/42 (f)(g)	2,206	1,258
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0951% 10/25/44 (f)(g)	1,964	1,958
TOTAL ASSET-BACKED SECURITIES
(Cost $89,469)		100,069

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7594% 1/25/35 (g)	1,197	1,164
Citigroup Mortgage Loan Trust sequential payer Series 2012-A Class A, 2.5% 6/25/51 (f)	2,635	2,592
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.5683% 10/25/34 (g)	541	538
Granite Master Issuer PLC floater:
Series 2006-3 Class M2, 0.7628% 12/20/54 (g)	5,460	5,334
Series 2006-4 Class M1, 0.5428% 12/20/54 (g)	1,198	1,168
Series 2007-1:
Class 1M1, 0.5028% 12/20/54 (g)	1,611	1,555
Class 2M1, 0.7028% 12/20/54 (g)	2,067	2,026
Series 2007-2 Class 2C1, 1.0576% 12/17/54 (g)	2,864	2,784
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.737% 1/20/44 (g)	472	468
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 2.5847% 8/25/36 (g)	1,174	993
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4094% 5/25/47 (g)	415	383
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3694% 2/25/37 (g)	844	760
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4894% 7/25/35 (g)	1,117	1,057
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.5385% 6/10/35 (f)(g)	422	384
Class B6, 3.0385% 6/10/35 (f)(g)	90	83
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.3234% 7/20/34 (g)	25	25
Structured Asset Securities Corp. Series 2003-15A Class 4A, 2.5121% 4/25/33 (g)	160	158
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 0.3994% 9/25/36 (g)	1,704	1,618
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 0.8305% 9/25/43 (g)	2,102	2,029

TOTAL PRIVATE SPONSOR		25,119

U.S. Government Agency - 0.0%
Ginnie Mae pass thru certificates Series H69 Class JA, 2.5% 8/1/60 (j)(k)	13,378	13,702
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $29,366)		38,821

Commercial Mortgage Securities - 2.1%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4464% 2/14/43 (g)(l)	315	4
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-3 Class A4, 5.889% 7/10/44	18,660	18,997
Series 2006-6 Class A3, 5.369% 10/10/45	2,628	2,641
Series 2006-6 Class E, 5.619% 10/10/45 (f)	759	85
Series 2007-2 Class A4, 5.6126% 4/10/49 (g)	25,995	27,069
Series 2007-3 Class A4, 5.5746% 6/10/49 (g)	2,556	2,677
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	4,267	4,463
Barclays Commercial Mortgage Securities LLC floater Series 2015-RRI:
Class B, 1.784% 5/15/32 (f)(g)	7,236	7,164
Class C, 2.2373% 5/15/32 (f)(g)	6,417	6,353
Class D, 3.0855% 5/15/32 (f)(g)	3,365	3,331
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1.4744% 12/25/33 (f)(g)	37	33
Series 2005-3A:
Class A2, 0.5994% 11/25/35 (f)(g)	336	300
Class M1, 0.6394% 11/25/35 (f)(g)	44	38
Class M2, 0.6894% 11/25/35 (f)(g)	56	45
Class M3, 0.7094% 11/25/35 (f)(g)	50	39
Class M4, 0.7994% 11/25/35 (f)(g)	62	48
Series 2005-4A:
Class A2, 0.5894% 1/25/36 (f)(g)	865	769
Class B1, 1.5994% 1/25/36 (f)(g)	36	23
Class M1, 0.6494% 1/25/36 (f)(g)	279	226
Class M2, 0.6694% 1/25/36 (f)(g)	84	66
Class M3, 0.6994% 1/25/36 (f)(g)	122	92
Class M4, 0.8094% 1/25/36 (f)(g)	68	50
Class M5, 0.8494% 1/25/36 (f)(g)	68	50
Class M6, 0.8994% 1/25/36 (f)(g)	72	51
Series 2006-1:
Class A2, 0.5594% 4/25/36 (f)(g)	137	120
Class M1, 0.5794% 4/25/36 (f)(g)	49	40
Class M2, 0.5994% 4/25/36 (f)(g)	52	41
Class M3, 0.6194% 4/25/36 (f)(g)	44	35
Class M4, 0.7194% 4/25/36 (f)(g)	25	20
Class M5, 0.7594% 4/25/36 (f)(g)	24	17
Class M6, 0.8394% 4/25/36 (f)(g)	49	34
Series 2006-2A:
Class M1, 0.5094% 7/25/36 (f)(g)	121	92
Class M2, 0.5294% 7/25/36 (f)(g)	85	64
Class M3, 0.5494% 7/25/36 (f)(g)	71	51
Class M4, 0.6194% 7/25/36 (f)(g)	48	33
Class M5, 0.6694% 7/25/36 (f)(g)	59	39
Series 2006-3A Class M4, 0.6294% 10/25/36 (f)(g)	35	4
Series 2006-4A:
Class A2, 0.4694% 12/25/36 (f)(g)	2,580	2,188
Class M1, 0.4894% 12/25/36 (f)(g)	172	132
Class M2, 0.5094% 12/25/36 (f)(g)	114	74
Class M3, 0.5394% 12/25/36 (f)(g)	115	64
Series 2007-1 Class A2, 0.4694% 3/25/37 (f)(g)	525	440
Series 2007-2A:
Class A1, 0.4694% 7/25/37 (f)(g)	541	462
Class A2, 0.5194% 7/25/37 (f)(g)	508	418
Class M1, 0.5694% 7/25/37 (f)(g)	178	136
Class M2, 0.6094% 7/25/37 (f)(g)	98	69
Class M3, 0.6894% 7/25/37 (f)(g)	75	44
Series 2007-3:
Class A2, 0.4894% 7/25/37 (f)(g)	531	433
Class M1, 0.5094% 7/25/37 (f)(g)	106	82
Class M2, 0.5394% 7/25/37 (f)(g)	113	81
Class M3, 0.5694% 7/25/37 (f)(g)	177	78
Class M4, 0.6994% 7/25/37 (f)(g)	279	82
Class M5, 0.7994% 7/25/37 (f)(g)	135	26
Series 2007-4A Class M1, 1.1494% 9/25/37 (f)(g)	191	36
Series 2004-1, Class IO, 1.25% 4/25/34 (f)(l)	1,189	45
Series 2006-3A, Class IO, 0% 10/25/36 (f)(g)(l)	16,401	0
Series 2007-5A, Class IO, 4.186% 10/25/37 (f)(g)(l)	3,353	11
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2007-PW16:
Class A4, 5.7053% 6/11/40 (g)	769	813
Class AAB, 5.7053% 6/11/40 (g)	2,058	2,062
Series 2007-PW18 Class A4, 5.7% 6/11/50	5,820	6,146
Series 2006-T22 Class A4, 5.5924% 4/12/38 (g)	115	116
Series 2007-PW18 Class X2, 0.3003% 6/11/50 (f)(g)(l)	60,489	63
Series 2007-T28 Class X2, 0.1359% 9/11/42 (f)(g)(l)	37,674	4
C-BASS Trust floater Series 2006-SC1 Class A, 0.4694% 5/25/36 (f)(g)	334	318
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 3.1976% 12/15/27 (f)(g)	2,953	2,947
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A4, 5.7108% 12/10/49 (g)	4,371	4,633
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer:
Series 2006-CD3 Class A5, 5.617% 10/15/48	1,539	1,582
Series 2007-CD4:
Class A3, 5.293% 12/11/49	119	120
Class A4, 5.322% 12/11/49	11,611	12,006
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (g)	1,468	1,426
COMM Mortgage Trust pass-thru certificates floater Series 2005-F10A Class J, 1.0476% 4/15/17 (f)(g)	138	138
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2006-C4 Class A3, 5.467% 9/15/39	1,271	1,303
Series 2007-C2 Class A2, 5.448% 1/15/49 (g)	25	25
Series 2007-C3 Class A4, 5.6993% 6/15/39 (g)	462	484
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	1,189	1,255
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0% 9/15/34 (f)(g)(l)	2	0
CSMC Series 2015-TOWN:
Class B, 2.0976% 3/15/17 (f)(g)	1,574	1,563
Class C, 2.4476% 3/15/17 (f)(g)	1,534	1,524
Class D, 3.3976% 3/15/17 (f)(g)	2,321	2,302
Extended Stay America Trust floater Series 2013-ESFL:
Class BFL, 1.294% 12/5/31 (f)(g)	977	974
Class CFL, 1.694% 12/5/31 (f)(g)	693	690
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.3822% 12/15/19 (f)(g)	7,930	7,953
Class CFX, 3.4949% 12/15/19 (f)(g)	6,656	6,559
Class DFX, 3.3822% 12/15/19 (f)(g)	5,641	5,493
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	21,243	22,014
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	28,992	30,253
Series 2006-GG7 Class A4, 5.8187% 7/10/38 (g)	10,682	10,841
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4, 5.553% 4/10/38 (g)	3,434	3,439
GS Mortgage Securities Trust sequential payer Series 2006-GG8:
Class A1A, 5.547% 11/10/39	2,392	2,480
Class A4, 5.56% 11/10/39	14,326	14,761
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (f)	1,380	1,377
Class DFX, 4.4065% 11/5/30 (f)	12,899	12,928
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.4776% 11/15/18 (f)(g)	138	135
Class F, 0.5276% 11/15/18 (f)(g)	383	368
Class G, 0.5576% 11/15/18 (f)(g)	332	318
Class H, 0.6976% 11/15/18 (f)(g)	255	244
Series 2014-BXH:
Class C, 1.8476% 4/15/27 (f)(g)	2,117	2,113
Class D, 2.4476% 4/15/27 (f)(g)	4,512	4,497
sequential payer:
Series 2006-CB16 Class A4, 5.552% 5/12/45	2,931	2,981
Series 2006-CB17 Class A4, 5.429% 12/12/43	8,557	8,819
Series 2006-LDP8:
Class A1A, 5.397% 5/15/45	2,474	2,546
Class A4, 5.399% 5/15/45	757	773
Series 2006-LDP9 Class A3, 5.336% 5/15/47	10,764	11,147
Series 2007-CB18 Class A4, 5.44% 6/12/47	4,029	4,193
Series 2007-CB19 Class A4, 5.695% 2/12/49 (g)	4,621	4,868
Series 2007-LD11 Class A4, 5.7743% 6/15/49 (g)	34,884	36,729
Series 2007-LDPX Class A3, 5.42% 1/15/49	17,216	17,957
Series 2006-LDP7 Class A4, 5.9047% 4/15/45 (g)	3,077	3,129
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (g)	76	0
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0965% 7/15/44 (g)	3,250	3,439
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C6 Class A4, 5.372% 9/15/39	590	607
Series 2006-C7 Class A2, 5.3% 11/15/38	411	414
Series 2007-C1 Class A4, 5.424% 2/15/40	3,878	4,036
Series 2007-C2 Class A3, 5.43% 2/15/40	2,380	2,488
Series 2007-C6 Class A4, 5.858% 7/15/40 (g)	1,292	1,347
Series 2007-C7 Class A3, 5.866% 9/15/45	2,949	3,178
Merrill Lynch Mortgage Trust:
Series 2005-LC1 Class F, 5.4161% 1/12/44 (f)(g)	1,143	1,128
Series 2008-C1 Class A4, 5.69% 2/12/51	2,029	2,162
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class ASB, 5.133% 12/12/49 (g)	77	77
Series 2007-5:
Class A4, 5.378% 8/12/48	7,653	7,958
Class B, 5.479% 8/12/48	3,942	1,923
Series 2007-6 Class A4, 5.485% 3/12/51 (g)	10,897	11,419
Series 2007-7 Class A4, 5.7429% 6/12/50 (g)	4,300	4,552
Series 2007-6 Class B, 5.635% 3/12/51 (g)	1,314	411
Series 2007-8 Class A3, 5.8811% 8/12/49 (g)	1,133	1,206
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.398% 7/15/19 (f)(g)	393	393
Series 2007-XLFA:
Class D, 0.374% 10/15/20 (f)(g)	695	693
Class E, 0.4355% 10/15/20 (f)(g)	916	910
Class F, 0.4855% 10/15/20 (f)(g)	550	546
Class G, 0.5255% 10/15/20 (f)(g)	680	674
Class H, 0.6155% 10/15/20 (f)(g)	428	416
Class J, 0.7655% 10/15/20 (f)(g)	247	228
sequential payer:
Series 2007-HQ11 Class A31, 5.439% 2/12/44	72	72
Series 2007-IQ15 Class A4, 5.9077% 6/11/49 (g)	26,222	27,788
Series 2006-IQ11 Class A4, 5.7068% 10/15/42 (g)	232	232
Series 2007-IQ14:
Class A4, 5.692% 4/15/49	10,971	11,501
Class AAB, 5.654% 4/15/49	1,120	1,136
Salomon Brothers Mortgage Securities VII, Inc. Series 2006-C2 Class H, 6.308% 7/18/33 (f)	171	54
Wachovia Bank Commercial Mortgage Trust:
floater Series 2006-WL7A Class J, 0.7976% 9/15/21 (f)(g)	434	412
sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	37,013	38,513
Series 2007-C31:
Class A4, 5.509% 4/15/47	46,948	47,892
Class A5, 5.5% 4/15/47	5,339	5,640
Series 2007-C32 Class A3, 5.7146% 6/15/49 (g)	4,600	4,840
Series 2007-C33:
Class A4, 5.9507% 2/15/51 (g)	27,812	29,064
Class A5, 5.9507% 2/15/51 (g)	870	934
Series 2005-C22 Class B, 5.3736% 12/15/44 (g)	2,914	2,899
Series 2006-C23 Class A5, 5.416% 1/15/45 (g)	7,210	7,259
Series 2006-C27 Class A1A, 5.749% 7/15/45 (g)	11,970	12,306
Series 2007-C30:
Class C, 5.483% 12/15/43 (g)	3,942	3,942
Class D, 5.513% 12/15/43 (g)	2,102	2,049
Series 2007-C31 Class C, 5.6711% 4/15/47 (g)	361	351
Series 2007-C31A Class A2, 5.421% 4/15/47	819	820
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $584,782)		589,423

Municipal Securities - 1.5%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$1,255	$1,742
7.3% 10/1/39	18,960	26,245
7.5% 4/1/34	8,780	12,238
7.55% 4/1/39	21,130	30,447
7.6% 11/1/40	32,050	47,015
7.625% 3/1/40	2,920	4,207
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	1,360	1,319
Series 2010 C1, 7.781% 1/1/35	13,980	14,201
Series 2012 B, 5.432% 1/1/42	6,845	5,516
6.05% 1/1/29	475	453
6.314% 1/1/44	14,335	12,475
Illinois Fin. Auth. Rev. Series 2013 A, 4.545% 10/1/18	38,500	39,412
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	4,370	4,491
4.95% 6/1/23	8,610	8,753
5.1% 6/1/33	109,615	101,708
Series 2010 5, 6.2% 7/1/21	3,390	3,714
Series 2010-1, 6.63% 2/1/35	17,960	18,485
Series 2010-3:
5.547% 4/1/19	185	199
6.725% 4/1/35	10,580	10,951
7.35% 7/1/35	5,140	5,510
Series 2011:
4.961% 3/1/16	580	590
5.365% 3/1/17	215	222
5.665% 3/1/18	9,625	10,293
5.877% 3/1/19	26,600	29,056
Series 2013:
1.28% 12/1/15	4,975	4,978
4% 12/1/20	7,040	7,154
TOTAL MUNICIPAL SECURITIES
(Cost $404,444)		401,374

Foreign Government and Government Agency Obligations - 0.0%
Brazilian Federative Republic 4.875% 1/22/21	$3,000	$3,053
Italian Republic 5.375% 6/12/17	4,630	4,941
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,952)		7,994

Bank Notes - 0.4%
Bank of America NA:
1.65% 3/26/18	$11,537	$11,479
5.3% 3/15/17	16,651	17,504
Capital One NA 1.65% 2/5/18	8,000	7,898
Discover Bank:
(Delaware) 3.2% 8/9/21	9,774	9,608
3.1% 6/4/20	11,505	11,481
8.7% 11/18/19	745	890
Huntington National Bank 1.3% 11/20/16	4,131	4,124
Marshall & Ilsley Bank 5% 1/17/17	10,492	10,950
Regions Bank 7.5% 5/15/18	13,814	15,668
Wachovia Bank NA 6% 11/15/17	8,083	8,831
TOTAL BANK NOTES
(Cost $96,931)		98,433

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
MUFG Capital Finance 1 Ltd. 6.346% (Cost $1,362)(g)(m)	$1,204	$1,252
	Shares	Value (000s)

Fixed-Income Funds - 8.1%
Fidelity High Income Central Fund 2 (n)	6,372,306	699,679
Fidelity Mortgage Backed Securities Central Fund (n)	14,326,146	1,563,842
TOTAL FIXED-INCOME FUNDS
(Cost $2,154,746)		2,263,521

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 0.15% (o)	464,615,370	464,615
Fidelity Securities Lending Cash Central Fund, 0.19% (o)(p)	59,383,741	59,384
TOTAL MONEY MARKET FUNDS
(Cost $523,999)		523,999
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $25,093,283)		27,945,492
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(74,308)
NET ASSETS - 100%		$27,871,184

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
3% 9/1/45	$(11,300)	$(11,349)
3% 9/1/45	(3,300)	(3,314)
3% 9/1/45	(11,300)	(11,349)
3% 9/1/45	(3,300)	(3,314)
3% 9/1/45	(3,200)	(3,214)
3.5% 9/1/45	(2,900)	(3,005)
3.5% 9/1/45	(2,900)	(3,005)
4% 9/1/45	(5,400)	(5,735)
4% 9/1/45	(9,900)	(10,514)
4% 9/1/45	(1,600)	(1,699)
4.5% 9/1/45	(8,200)	(8,883)
4.5% 9/1/45	(8,200)	(8,883)

TOTAL FANNIE MAE		(74,264)

Ginnie Mae
3.5% 9/1/45	(5,900)	(6,143)
TOTAL TBA SALE COMMITMENTS
(Proceeds $80,276)		$(80,407)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
1,741 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2015	$171,419	$(7,296)

The face value of futures purchased as a percentage of Net Assets is 0.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $205,623,000.

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty	Fixed Payment Received/(Paid)	Notional Amount (000s)(2)	Value (000s)(1)	Upfront Premium Received/(Paid) (000s)	Unrealized Appreciation/(Depreciation) (000s)
Credit Default Swaps
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	$115	$(108)	$0	$(108)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,292,000 or 0.1% of net assets.

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $599,272,000 or 2.2% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,438,000.

 (i) Security or a portion of the security has been segregated as collateral for open over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $120,000.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (l) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (m) Security is perpetual in nature with no stated maturity date.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (p) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10	$6,428
MongoDB, Inc. Series F, 8.00%	10/2/13	$4,704

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$902
Fidelity High Income Central Fund 2	42,582
Fidelity Mortgage Backed Securities Central Fund	27,375
Fidelity Securities Lending Cash Central Fund	2,325
Total	$73,184

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$721,797	$31,986	$--	$699,679	88.3%
Fidelity Mortgage Backed Securities Central Fund	931,563	645,794	19,906	1,563,842	30.6%
Total	$1,653,360	$677,780	$19,906	$2,263,521

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Independence Contract Drilling, Inc.	$14,109	$68	$448	$--	$--
Opower, Inc.	18,252	23,705	--	--	25,294
Total	$32,361	$23,773	$448	$--	$25,294

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,591,016	$2,571,918	$--	$19,098
Consumer Staples	1,699,656	1,657,448	42,208	--
Energy	1,356,579	1,356,579	--	--
Financials	2,868,967	2,868,967	--	--
Health Care	2,754,064	2,714,020	40,044	--
Industrials	1,709,830	1,709,830	--	--
Information Technology	3,316,819	3,314,612	13	2,194
Materials	676,461	676,461	--	--
Telecommunication Services	423,011	423,011	--	--
Utilities	498,790	498,790	--	--
Corporate Bonds	4,104,904	--	4,104,904	--
U.S. Government and Government Agency Obligations	1,524,072	--	1,524,072	--
U.S. Government Agency - Mortgage Securities	396,437	--	396,437	--
Asset-Backed Securities	100,069	--	98,811	1,258
Collateralized Mortgage Obligations	38,821	--	38,821	--
Commercial Mortgage Securities	589,423	--	589,365	58
Municipal Securities	401,374	--	401,374	--
Foreign Government and Government Agency Obligations	7,994	--	7,994	--
Bank Notes	98,433	--	98,433	--
Preferred Securities	1,252	--	1,252	--
Fixed-Income Funds	2,263,521	2,263,521	--	--
Money Market Funds	523,999	523,999	--	--
Total Investments in Securities:	$27,945,492	$20,579,156	$7,343,728	$22,608
Derivative Instruments:
Liabilities
Futures Contracts	$(7,296)	$(7,296)	$--	$--
Swaps	(108)	--	(108)	--
Total Liabilities	$(7,404)	$(7,296)	$(108)	$--
Total Derivative Instruments:	$(7,404)	$(7,296)	$(108)	$--
Other Financial Instruments:
TBA Sale Commitments	$(80,407)	$--	$(80,407)	$--
Total Other Financial Instruments:	$(80,407)	$--	$(80,407)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Credit Risk
Swaps(a)	$0	$(108)
Total Credit Risk	0	(108)
Equity Risk
Futures Contracts(b)	0	(7,296)
Total Equity Risk	0	(7,296)
Total Value of Derivatives	$0	$(7,404)

 (a) For bi-lateral OTC swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	13.2%
AAA,AA,A	6.9%
BBB	10.1%
BB	2.6%
B	1.6%
CCC,CC,C	0.3%
D	0.0%
Not Rated	0.0%
Equities	64.3%
Short-Term Investments and Net Other Assets	1.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Ireland	2.1%
United Kingdom	1.7%
Cayman Islands	1.4%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

The information in the above tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Values shown as $0 may reflect amounts less than $500. Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2015
Assets
Investment in securities, at value (including securities loaned of $56,994) — See accompanying schedule: Unaffiliated issuers (cost $22,368,181)	$25,132,678
Fidelity Central Funds (cost $2,678,745)	2,787,520
Other affiliated issuers (cost $46,357)	25,294
Total Investments (cost $25,093,283)		$27,945,492
Cash		1,319
Receivable for investments sold		107,578
Receivable for TBA sale commitments		80,276
Receivable for fund shares sold		20,559
Dividends receivable		24,912
Interest receivable		60,165
Distributions receivable from Fidelity Central Funds		6,589
Prepaid expenses		96
Other receivables		1,283
Total assets		28,248,269
Liabilities
Payable for investments purchased
Regular delivery	$65,341
Delayed delivery	133,463
TBA sale commitments, at value	80,407
Payable for fund shares redeemed	22,946
Bi-lateral OTC swaps, at value	108
Accrued management fee	9,498
Payable for daily variation margin for derivative instruments	1,785
Other affiliated payables	2,971
Other payables and accrued expenses	1,182
Collateral on securities loaned, at value	59,384
Total liabilities		377,085
Net Assets		$27,871,184
Net Assets consist of:
Paid in capital		$23,636,200
Undistributed net investment income		107,732
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,282,684
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,844,568
Net Assets		$27,871,184
Balanced:
Net Asset Value, offering price and redemption price per share ($20,176,472 ÷ 903,652 shares)		$22.33
Class K:
Net Asset Value, offering price and redemption price per share ($7,694,712 ÷ 344,619 shares)		$22.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2015
Investment Income
Dividends		$302,162
Interest		226,575
Income from Fidelity Central Funds		73,184
Total income		601,921
Expenses
Management fee	$112,343
Transfer agent fees	32,772
Accounting and security lending fees	2,268
Custodian fees and expenses	449
Independent trustees' compensation	115
Appreciation in deferred trustee compensation account	1
Registration fees	432
Audit	161
Legal	119
Miscellaneous	223
Total expenses before reductions	148,883
Expense reductions	(1,646)	147,237
Net investment income (loss)		454,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,094,033
Fidelity Central Funds	140
Other affiliated issuers	(211)
Foreign currency transactions	(752)
Futures contracts	16,301
Swaps	4,417
Total net realized gain (loss)		2,113,928
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,337,697)
Assets and liabilities in foreign currencies	(13)
Futures contracts	(14,233)
Swaps	9
Delayed delivery commitments	(43)
Total change in net unrealized appreciation (depreciation)		(2,351,977)
Net gain (loss)		(238,049)
Net increase (decrease) in net assets resulting from operations		$216,635

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2015	Year ended August 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$454,684	$419,526
Net realized gain (loss)	2,113,928	1,969,136
Change in net unrealized appreciation (depreciation)	(2,351,977)	1,997,259
Net increase (decrease) in net assets resulting from operations	216,635	4,385,921
Distributions to shareholders from net investment income	(425,205)	(412,435)
Distributions to shareholders from net realized gain	(2,093,189)	(1,179,420)
Total distributions	(2,518,394)	(1,591,855)
Share transactions - net increase (decrease)	3,226,641	1,479,644
Total increase (decrease) in net assets	924,882	4,273,710
Net Assets
Beginning of period	26,946,302	22,672,592
End of period (including undistributed net investment income of $107,732 and undistributed net investment income of $91,293, respectively)	$27,871,184	$26,946,302

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Balanced Fund

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.40	$21.85	$19.95	$18.17	$16.27
Income from Investment Operations
Net investment income (loss)A	.37	.38	.36	.37	.35
Net realized and unrealized gain (loss)	(.23)	3.68	1.88	1.76	1.91
Total from investment operations	.14	4.06	2.24	2.13	2.26
Distributions from net investment income	(.35)	(.38)	(.34)	(.35)	(.35)
Distributions from net realized gain	(1.86)	(1.13)	–	–	(.01)
Total distributions	(2.21)	(1.51)	(.34)	(.35)	(.36)
Net asset value, end of period	$22.33	$24.40	$21.85	$19.95	$18.17
Total ReturnB	.86%	19.46%	11.32%	11.89%	13.88%
Ratios to Average Net AssetsC,D
Expenses before reductions	.56%	.56%	.58%	.60%	.61%
Expenses net of fee waivers, if any	.55%	.56%	.58%	.60%	.61%
Expenses net of all reductions	.55%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.59%	1.65%	1.72%	1.98%	1.92%
Supplemental Data
Net assets, end of period (in millions)	$20,176	$19,574	$16,342	$15,016	$15,602
Portfolio turnover rateE	128%	176%	244%F	155%	193%F

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Balanced Fund Class K

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.40	$21.85	$19.95	$18.17	$16.27
Income from Investment Operations
Net investment income (loss)A	.39	.40	.39	.40	.38
Net realized and unrealized gain (loss)	(.23)	3.69	1.87	1.76	1.90
Total from investment operations	.16	4.09	2.26	2.16	2.28
Distributions from net investment income	(.37)	(.40)	(.36)	(.38)	(.38)
Distributions from net realized gain	(1.86)	(1.13)	–	–	(.01)
Total distributions	(2.23)	(1.54)B	(.36)	(.38)	(.38)C
Net asset value, end of period	$22.33	$24.40	$21.85	$19.95	$18.17
Total ReturnD	.95%	19.59%	11.45%	12.03%	14.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.46%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.46%	.46%	.47%	.48%	.48%
Expenses net of all reductions	.46%	.46%	.46%	.47%	.47%
Net investment income (loss)	1.68%	1.75%	1.83%	2.10%	2.05%
Supplemental Data
Net assets, end of period (in millions)	$7,695	$7,372	$6,330	$5,603	$4,102
Portfolio turnover rateG	128%	176%	244%H	155%	193%H

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.54 per share is comprised of distributions from net investment income of $.401 and distributions from net realized gain of $1.134 per share.

 C Total distributions of $.38 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.008 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Balanced and Class K shares, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt InstrumentsRestricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued SecuritiesRepurchase AgreementsSwaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swap agreements, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,791,920
Gross unrealized depreciation	(1,160,602)
Net unrealized appreciation (depreciation) on securities	$2,631,318
Tax Cost	$25,314,174

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$284,534
Undistributed long-term capital gain	$1,320,443
Net unrealized appreciation (depreciation) on securities and other investments	$2,630,973

The tax character of distributions paid was as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$1,045,202	$ 496,048
Long-term Capital Gains	1,473,192	1,095,807
Total	$2,518,394	$ 1,591,855

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(2)	$9
Equity Risk
Futures Contracts	11,177	(14,372)
Interest Rate Risk
Futures Contracts	5,124	139
Swaps	4,419	–
Total Interest Rate Risk	9,543	139
Totals(a)	$20,718	$(14,224)

 (a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $17,987,917 and $16,963,004, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Balanced, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Balanced	$29,112.14
Class K	3,660.05
	$ 32,772

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $228 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,802. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period, presented in the Statement of Operations as a component of interest income, amounted to $960. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $2,325 (including $485 from securities loaned to FCM).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,089 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $115 and a portion of class-level operating expenses as follows:

Amount
Balanced	$ 423

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2015	2014
From net investment income
Balanced	$303,000	$293,979
Class K	122,205	118,456
Total	$425,205	$412,435
From net realized gain
Balanced	$1,516,480	$854,324
Class K	576,709	325,096
Total	$2,093,189	$1,179,420

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended August 31,	2015	2014	2015	2014
Balanced
Shares sold	182,518	131,812	$4,227,779	$3,033,218
Reinvestment of distributions	78,512	49,953	1,742,367	1,102,403
Shares redeemed	(159,620)	(127,309)	(3,698,442)	(2,927,201)
Net increase (decrease)	101,410	54,456	$2,271,704	$1,208,420
Class K
Shares sold	82,743	59,821	$1,923,309	$1,378,995
Reinvestment of distributions	31,486	20,098	698,914	443,552
Shares redeemed	(71,743)	(67,456)	(1,667,286)	(1,551,323)
Net increase (decrease)	42,486	12,463	$954,937	$271,224

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity® Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Balanced Fund (a fund of Fidelity Puritan Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Balanced Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity® funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA,B	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period-C March 1, 2015 to August 31, 2015
Balanced	.55%
Actual		$1,000.00	$961.90	$2.72
Hypothetical-D		$1,000.00	$1,022.43	$2.80
Class K	.46%
Actual		$1,000.00	$962.40	$2.28
Hypothetical-D		$1,000.00	$1,022.89	$2.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 D 5% return per year before expenses.

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	10/12/15	10/09/15	$0.112	$1.215

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2015, $1,744,754,125, or, if subsequently determined to be different, the net capital gain of such year.

A total of 2.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $157,022,544 of distributions paid during the period January 1, 2015 to August 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class K designates 2%, 32%, 77% and 77% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 2%, 34%, 90% and 89% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2013, June 2013, and February 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Balanced Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Balanced Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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BAL-K-ANN-1015
1.863051.106

Fidelity® Balanced Fund Annual Report August 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	0.86%	11.32%	6.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund, a class of the fund, on August 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,100	Fidelity® Balanced Fund
$19,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  After rising for much of the year ending August 31, 2015, global deflationary pressure stirred by China’s flagging economy – and yuan devaluation – brought about a late-period swoon in U.S. equity markets. The S&P 500® Index returned 0.48% for the full year. Effects were indiscriminate across the market-capitalization spectrum, but within market-cap segments, growth-stock gains counterbalanced negatives for value-oriented counterparts. In this environment, the small-cap Russell 2000® Index returned 0.03% and the growth-oriented Nasdaq Composite Index® returned 5.49%. S&P 500®sector trends held fast: health care (+12%) benefited from earnings growth and mergers; consumer discretionary (+11%), from a seven-year low in unemployment. Energy (-30%) and materials (-13%) were hurt by tumbling commodities prices. Meanwhile, the Barclays® U.S. Aggregate Bond Index returned 1.56% for the 12 months. Among sectors in the Barclays index, U.S. Treasury bonds (+2%) outpaced corporates (-1%) as credit spreads – yield premiums demanded by holders of riskier bonds – widened. Outside of the Barclays index, high-yield bonds declined. At period end, investors remained focused on the potential global implications of China’s slowing economic growth, the U.S. Federal Reserve’s thinking on interest rates and continued volatility in the oil markets.

Comments from Robert Stansky, Co-Portfolio Manager of Fidelity® Balanced Fund:   For the year, the fund’s share classes lagged the 1.06% return of the Fidelity Balanced 60/40 Composite IndexSM. The fund maintained an overweighting in stocks, where we outperformed the S&P 500® Index, and an underweighting in bonds, where we underperformed the Barclays U.S. Aggregate Bond Index. A small non-index allocation to high-yield bonds was counterproductive. Within the equity subportfolio, stock picking in industrials was a highlight. At the stock level, an underweighting in integrated energy provider and benchmark component Exxon Mobil was the subportfolio’s top relative contributor. An out-of-benchmark stake in radio-frequency chip provider RF Micro Devices also helped. Conversely, Amazon.com was the biggest relative detractor because we didn’t own this strong-performing index name for most of the period. Within the investment-grade bond subportfolio, our decision to overweight corporate bonds detracted, although security selection helped offset some of what we lost due to that overweighting.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.1	2.8
Google, Inc. Class C	1.6	1.3
JPMorgan Chase & Co.	1.3	1.0
Danaher Corp.	1.3	0.9
Roper Industries, Inc.	1.1	0.8
	7.4

Top Five Bond Issuers as of August 31, 2015

(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	5.4	5.9
Fannie Mae	3.9	3.4
Freddie Mac	1.7	1.1
Ginnie Mae	1.3	1.1
Citigroup, Inc.	1.3	0.8
	13.6

Top Five Market Sectors as of August 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.8	18.4
Information Technology	12.1	12.9
Health Care	11.1	10.8
Consumer Discretionary	10.6	10.7
Energy	7.1	7.7

Asset Allocation (% of fund's net assets)

As of August 31, 2015 *
Stocks and Equity Futures	64.7%
Bonds	34.0%
Convertible Securities	0.2%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 10.7%

As of February 28, 2015 *
Stocks and Equity Futures	67.8%
Bonds	30.8%
Convertible Securities	0.1%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 11.3%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments August 31, 2015

Showing Percentage of Net Assets

Common Stocks - 64.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.3%
Automobiles - 0.2%
Tesla Motors, Inc. (a)	228,600	$56,935
Diversified Consumer Services - 0.4%
2U, Inc. (a)	199,000	6,959
H&R Block, Inc.	2,891,771	98,378
New Oriental Education & Technology Group, Inc. sponsored ADR	104,000	2,131
		107,468
Hotels, Restaurants & Leisure - 2.4%
ARAMARK Holdings Corp.	332,936	10,434
Extended Stay America, Inc. unit	4,481,511	84,118
McDonald's Corp.	2,946,574	279,983
Panera Bread Co. Class A (a)	387,773	69,140
Starbucks Corp.	2,877,374	157,421
Wynn Resorts Ltd.	836,400	62,772
		663,868
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	165,400	84,832
Groupon, Inc. Class A (a)	1,327,257	5,973
Liberty Interactive Corp. Qvc G Series A (a)	5,518,961	149,233
Priceline Group, Inc. (a)	113,852	142,160
Travelport Worldwide Ltd. (b)	5,926,162	78,522
Vipshop Holdings Ltd. ADR (a)(b)	939,800	16,907
		477,627
Media - 1.9%
Bona Film Group Ltd. sponsored ADR (a)	864,935	10,025
Comcast Corp. Class A	4,809,900	270,942
DreamWorks Animation SKG, Inc. Class A (a)(b)	2,436,900	48,592
Legend Pictures LLC (a)(c)(d)	8,571	19,098
Liberty Media Corp. Class C (a)	409,946	14,848
Manchester United PLC (a)	1,836,500	32,635
The Madison Square Garden Co. Class A (a)	1,899,703	133,815
		529,955
Multiline Retail - 1.0%
B&M European Value Retail S.A.	15,461,831	76,754
Dollar General Corp.	2,797,112	208,357
		285,111
Specialty Retail - 0.9%
AutoZone, Inc. (a)	34,641	24,803
Michaels Companies, Inc. (a)	3,217,380	84,328
TJX Companies, Inc.	2,147,733	151,029
		260,160
Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (a)	816,352	52,255
NIKE, Inc. Class B	1,410,622	157,637
		209,892

TOTAL CONSUMER DISCRETIONARY		2,591,016

CONSUMER STAPLES - 6.1%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	222,044	24,218
Coca-Cola Icecek Sanayi A/S	330,728	4,091
Constellation Brands, Inc. Class A (sub. vtg.)	477,900	61,171
Monster Beverage Corp. (a)	409,600	56,713
The Coca-Cola Co.	6,046,861	237,763
		383,956
Food & Staples Retailing - 1.4%
CVS Health Corp.	1,912,885	195,879
Kroger Co.	3,154,608	108,834
Sprouts Farmers Market LLC (a)	945,200	19,254
United Natural Foods, Inc. (a)	75,800	3,650
Wal-Mart Stores, Inc.	210,400	13,619
Whole Foods Market, Inc.	1,583,676	51,881
		393,117
Food Products - 0.8%
Blue Buffalo Pet Products, Inc. (a)	123,800	3,163
Bunge Ltd.	93,798	6,796
Keurig Green Mountain, Inc.	1,096,882	62,084
Mead Johnson Nutrition Co. Class A	1,066,731	83,568
Nestle SA	244,209	17,990
The Hershey Co.	530,400	47,481
		221,082
Household Products - 0.8%
Colgate-Palmolive Co.	2,313,800	145,330
Procter & Gamble Co.	1,178,293	83,270
		228,600
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	160,600	12,811
Nu Skin Enterprises, Inc. Class A	387,148	17,685
		30,496
Tobacco - 1.6%
Altria Group, Inc.	3,874,913	207,618
British American Tobacco PLC sponsored ADR	1,797,941	190,546
Philip Morris International, Inc.	554,400	44,241
		442,405

TOTAL CONSUMER STAPLES		1,699,656

ENERGY - 4.8%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	752,900	42,162
Dril-Quip, Inc. (a)	221,169	15,247
Halliburton Co.	1,155,511	45,469
Independence Contract Drilling, Inc.	1,175,534	8,146
Oceaneering International, Inc.	455,491	19,960
Schlumberger Ltd.	2,228,400	172,411
		303,395
Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp.	2,093,831	149,876
Apache Corp.	726,800	32,880
Black Stone Minerals LP	1,159,700	18,161
Cabot Oil & Gas Corp.	1,751,150	41,450
Chevron Corp.	1,843,805	149,330
Cimarex Energy Co.	258,202	28,534
Columbia Pipeline Group, Inc.	719,682	18,251
EOG Resources, Inc.	818,516	64,098
Exxon Mobil Corp.	1,733,878	130,457
Kinder Morgan, Inc.	400,900	12,993
Memorial Resource Development Corp. (a)	1,530,171	29,701
Noble Energy, Inc.	2,578,430	86,145
Parsley Energy, Inc. Class A (a)	1,270,930	21,860
Phillips 66 Co.	1,018,017	80,495
Pioneer Natural Resources Co.	331,400	40,782
PrairieSky Royalty Ltd. (b)	908,400	19,030
SM Energy Co.	999,100	36,667
Suncor Energy, Inc.	2,430,500	68,836
Synergy Resources Corp. (a)	674,100	7,240
		1,036,786

TOTAL ENERGY		1,340,181

FINANCIALS - 10.3%
Banks - 4.6%
Bank of America Corp.	16,261,108	265,707
Citigroup, Inc.	5,370,212	287,199
Huntington Bancshares, Inc.	3,499,600	38,181
JPMorgan Chase & Co.	5,743,454	368,155
Regions Financial Corp.	5,075,100	48,670
Synovus Financial Corp.	881,820	26,834
U.S. Bancorp	2,629,247	111,349
Wells Fargo & Co.	2,628,400	140,173
		1,286,268
Capital Markets - 1.3%
Artisan Partners Asset Management, Inc.	529,471	21,639
BlackRock, Inc. Class A	212,476	64,268
E*TRADE Financial Corp. (a)	1,335,249	35,104
Goldman Sachs Group, Inc.	567,400	107,012
Greenhill & Co., Inc.	204,500	7,180
Invesco Ltd.	870,213	29,683
Northern Trust Corp.	578,619	40,411
Oaktree Capital Group LLC Class A	286,697	15,195
State Street Corp.	429,900	30,918
The Blackstone Group LP	195,807	6,706
		358,116
Consumer Finance - 1.4%
Capital One Financial Corp.	3,555,901	276,471
Navient Corp.	2,408,134	30,800
SLM Corp. (a)	4,714,034	39,975
Springleaf Holdings, Inc. (a)	918,300	41,103
		388,349
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc.:
Class A (a)	129	26,126
Class B (a)	562,700	75,424
IntercontinentalExchange Group, Inc.	159,462	36,423
KBC Ancora	398,674	15,985
		153,958
Insurance - 1.1%
Direct Line Insurance Group PLC	6,289,644	34,079
Fairfax Financial Holdings Ltd. (sub. vtg.)	19,000	8,835
Marsh & McLennan Companies, Inc.	1,077,877	57,914
MetLife, Inc.	1,615,347	80,929
Principal Financial Group, Inc.	500,800	25,215
The Chubb Corp.	628,100	75,881
Unum Group	621,800	20,855
		303,708
Real Estate Investment Trusts - 1.2%
Altisource Residential Corp. Class B	1,916,717	29,268
American Tower Corp.	222,000	20,466
Boston Properties, Inc.	388,097	44,002
Care Capital Properties, Inc.	197,250	6,271
Digital Realty Trust, Inc.	707,000	44,767
Duke Realty LP	1,486,900	26,853
FelCor Lodging Trust, Inc.	1,312,100	10,589
Outfront Media, Inc.	529,662	11,986
Store Capital Corp.	1,239,700	24,992
Sun Communities, Inc.	642,015	41,866
Ventas, Inc.	789,000	43,411
VEREIT, Inc.	2,543,900	20,707
		325,178
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	1,667,403	53,390

TOTAL FINANCIALS		2,868,967

HEALTH CARE - 9.9%
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (a)	473,204	81,481
Amgen, Inc.	1,033,158	156,813
Baxalta, Inc.	1,272,600	44,732
Biogen, Inc. (a)	238,785	70,991
BioMarin Pharmaceutical, Inc. (a)	379,898	49,098
Celgene Corp. (a)	1,246,700	147,210
Gilead Sciences, Inc.	2,083,928	218,958
Vertex Pharmaceuticals, Inc. (a)	516,200	65,826
		835,109
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	7,849,402	131,399
Edwards Lifesciences Corp. (a)	218,382	30,766
Medtronic PLC	3,134,524	226,595
The Cooper Companies, Inc.	256,937	41,732
Zimmer Biomet Holdings, Inc.	650,400	67,355
		497,847
Health Care Providers & Services - 2.0%
Brookdale Senior Living, Inc. (a)	968,203	26,548
Cigna Corp.	866,660	122,017
HCA Holdings, Inc. (a)	939,879	81,412
Henry Schein, Inc. (a)	461,404	63,125
McKesson Corp.	666,748	131,736
UnitedHealth Group, Inc.	1,083,200	125,326
		550,164
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	1,334,700	48,463
Thermo Fisher Scientific, Inc.	705,797	88,486
		136,949
Pharmaceuticals - 2.6%
AbbVie, Inc.	1,113,568	69,498
Allergan PLC (a)	733,743	222,867
Bristol-Myers Squibb Co.	3,154,641	187,607
DepoMed, Inc. (a)	39,897	1,074
Endo Health Solutions, Inc. (a)	852,700	65,658
Horizon Pharma PLC (a)	1,414,800	41,340
Merck & Co., Inc.	259,396	13,968
Shire PLC	517,788	40,044
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,427,400	91,939
		733,995

TOTAL HEALTH CARE		2,754,064

INDUSTRIALS - 6.1%
Aerospace & Defense - 0.7%
TransDigm Group, Inc. (a)	805,769	185,190
Electrical Equipment - 1.1%
AMETEK, Inc.	5,584,648	300,566
Industrial Conglomerates - 2.4%
Danaher Corp.	4,172,366	363,079
Roper Industries, Inc.	1,963,414	318,250
		681,329
Machinery - 0.7%
Colfax Corp. (a)	1,629,378	63,204
Deere & Co.	1,019,600	83,383
WABCO Holdings, Inc. (a)	570,000	65,732
		212,319
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	3,028,070	220,383
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (a)	141,000	5,928
HD Supply Holdings, Inc. (a)	3,155,003	104,115
		110,043

TOTAL INDUSTRIALS		1,709,830

INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 1.0%
Cisco Systems, Inc.	2,684,399	69,472
QUALCOMM, Inc.	3,522,744	199,317
		268,789
Electronic Equipment & Components - 0.1%
Trimble Navigation Ltd. (a)	1,480,666	27,985
Internet Software & Services - 3.5%
58.com, Inc. ADR (a)	301,218	13,693
Alibaba Group Holding Ltd. sponsored ADR	2,639,700	174,537
ChannelAdvisor Corp. (a)	219,628	2,499
Cvent, Inc. (a)	1,713,246	54,036
Facebook, Inc. Class A (a)	2,164,607	193,581
Google, Inc. Class C	708,424	437,983
HomeAway, Inc. (a)	432,500	12,408
Just Dial Ltd.	788,327	10,036
Opower, Inc. (a)(b)(e)	2,791,843	25,294
Tencent Holdings Ltd.	800	13
Yahoo!, Inc. (a)	397,800	12,825
Youku Tudou, Inc. ADR (a)	2,961,380	49,189
		986,094
IT Services - 0.5%
Alliance Data Systems Corp. (a)	86,700	22,298
Fidelity National Information Services, Inc.	390,200	26,947
Global Payments, Inc.	241,600	26,912
Lionbridge Technologies, Inc. (a)	16,367	87
Sabre Corp.	1,247,921	33,968
Worldline SA (a)(f)	538,900	13,107
		123,319
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	970,000	54,184
Atmel Corp.	3,636,800	29,713
Avago Technologies Ltd.	92,800	11,690
Broadcom Corp. Class A	870,100	44,958
Intersil Corp. Class A	1,902,910	20,057
Marvell Technology Group Ltd.	12,213,000	137,641
Maxim Integrated Products, Inc.	459,100	15,458
Micron Technology, Inc. (a)	1,638,711	26,891
NVIDIA Corp.	796,968	17,916
Qorvo, Inc. (a)	3,499,734	194,270
Semtech Corp. (a)	900,200	15,258
		568,036
Software - 1.9%
Activision Blizzard, Inc.	499,000	14,286
Adobe Systems, Inc. (a)	708,967	55,704
Autodesk, Inc. (a)	1,300,590	60,803
Electronic Arts, Inc. (a)	1,811,900	119,857
Fleetmatics Group PLC (a)	410,353	18,367
Imperva, Inc. (a)	638,152	38,021
Microsoft Corp.	1,936,187	84,263
RealPage, Inc. (a)	426,956	7,860
Salesforce.com, Inc. (a)	1,312,874	91,061
Varonis Systems, Inc. (a)(b)	825,905	16,353
Zendesk, Inc. (a)	1,134,700	23,466
		530,041
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	5,123,514	577,734
Electronics for Imaging, Inc. (a)	666,309	29,164
Hewlett-Packard Co.	4,313,300	121,031
SanDisk Corp.	513,400	28,011
Western Digital Corp.	664,000	54,421
		810,361

TOTAL INFORMATION TECHNOLOGY		3,314,625

MATERIALS - 2.4%
Chemicals - 2.0%
Ashland, Inc.	127,900	13,426
CF Industries Holdings, Inc.	498,200	28,587
E.I. du Pont de Nemours & Co.	1,303,800	67,146
Eastman Chemical Co.	794,782	57,590
Ecolab, Inc.	1,688,500	184,283
LyondellBasell Industries NV Class A	561,222	47,917
Monsanto Co.	860,246	84,003
PPG Industries, Inc.	414,000	39,450
W.R. Grace & Co. (a)	292,601	28,950
		551,352
Construction Materials - 0.1%
Eagle Materials, Inc.	409,300	33,493
Containers & Packaging - 0.3%
Graphic Packaging Holding Co.	1,497,668	21,117
WestRock Co.	957,580	56,832
		77,949
Metals & Mining - 0.0%
Nucor Corp.	315,700	13,667

TOTAL MATERIALS		676,461

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	4,789,964	159,027
Cogent Communications Group, Inc.	373,868	10,382
Frontier Communications Corp. (b)	1,309,500	6,639
inContact, Inc. (a)	1,600,681	12,085
Level 3 Communications, Inc. (a)	702,309	31,414
Verizon Communications, Inc.	3,974,946	182,887
		402,434
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	324,100	12,838
Telephone & Data Systems, Inc.	272,116	7,739
		20,577

TOTAL TELECOMMUNICATION SERVICES		423,011

UTILITIES - 1.8%
Electric Utilities - 1.0%
Edison International	630,327	36,862
Exelon Corp.	2,690,500	82,760
NextEra Energy, Inc.	917,700	90,311
PPL Corp.	1,821,100	56,436
		266,369
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	1,641,472	32,698
NRG Yield, Inc. Class C	493,225	7,921
The AES Corp.	63,868	766
		41,385
Multi-Utilities - 0.7%
Dominion Resources, Inc.	1,043,639	72,794
DTE Energy Co.	65,900	5,144
NiSource, Inc.	801,982	13,465
PG&E Corp.	705,529	34,980
Sempra Energy	681,631	64,653
		191,036

TOTAL UTILITIES		498,790

TOTAL COMMON STOCKS
(Cost $15,116,882)		17,876,601

Convertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Southwestern Energy Co. Series B 6.25%	426,800	16,398
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(d)	281,270	2,194
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $26,044)		18,592
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 14.7%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	5,595	5,674
6.25% 10/2/43	921	986
General Motors Financial Co., Inc.:
2.625% 7/10/17	1,780	1,795
3% 9/25/17	4,056	4,075
3.15% 1/15/20	19,000	18,760
3.25% 5/15/18	2,895	2,911
3.5% 7/10/19	41,541	41,862
4% 1/15/25	7,674	7,259
4.25% 5/15/23	3,220	3,164
4.375% 9/25/21	38,060	38,403
4.75% 8/15/17	3,095	3,209
Volkswagen International Finance NV 2.375% 3/22/17 (f)	1,830	1,858
		129,956
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 2.875% 1/15/19	617	624
Media - 0.4%
21st Century Fox America, Inc. 7.75% 12/1/45	9,421	12,767
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (f)	10,261	10,207
4.908% 7/23/25 (f)	6,898	6,851
Discovery Communications LLC 5.05% 6/1/20	204	221
Thomson Reuters Corp.:
1.3% 2/23/17	2,082	2,074
3.85% 9/29/24	5,214	5,126
Time Warner Cable, Inc.:
4% 9/1/21	10,989	11,047
4.5% 9/15/42	1,681	1,343
5.5% 9/1/41	3,051	2,748
5.85% 5/1/17	1,829	1,940
6.55% 5/1/37	13,685	13,743
6.75% 7/1/18	1,974	2,187
7.3% 7/1/38	5,024	5,319
8.25% 4/1/19	11,974	13,986
Time Warner, Inc. 2.1% 6/1/19	12,500	12,330
Viacom, Inc.:
2.5% 9/1/18	809	804
3.5% 4/1/17	264	269
		102,962

TOTAL CONSUMER DISCRETIONARY		233,542

CONSUMER STAPLES - 0.6%
Beverages - 0.0%
SABMiller Holdings, Inc. 2.45% 1/15/17 (f)	2,353	2,386
Food & Staples Retailing - 0.1%
CVS Health Corp.:
3.5% 7/20/22	4,494	4,591
3.875% 7/20/25	9,000	9,202
Kroger Co. 3.3% 1/15/21	6,190	6,280
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	3,939	3,941
3.3% 11/18/21	4,671	4,622
		28,636
Food Products - 0.1%
Cargill, Inc. 6% 11/27/17 (f)	572	625
ConAgra Foods, Inc. 1.9% 1/25/18	2,279	2,263
William Wrigley Jr. Co.:
1.4% 10/21/16 (f)	3,710	3,714
2% 10/20/17 (f)	5,313	5,344
		11,946
Tobacco - 0.4%
Altria Group, Inc.:
2.625% 1/14/20	12,900	12,881
4% 1/31/24	3,615	3,672
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (f)	8,553	8,469
4.25% 7/21/25 (f)	8,553	8,475
Reynolds American, Inc.:
2.3% 6/12/18	3,810	3,833
3.25% 6/12/20	3,150	3,190
3.25% 11/1/22	3,376	3,283
4% 6/12/22	5,830	5,985
4.45% 6/12/25	12,834	13,173
4.85% 9/15/23	8,000	8,413
5.7% 8/15/35	2,194	2,324
5.85% 8/15/45	16,830	18,186
6.15% 9/15/43	14,000	15,327
6.75% 6/15/17	4,975	5,382
7.25% 6/15/37	7,569	9,102
		121,695

TOTAL CONSUMER STAPLES		164,663

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
DCP Midstream LLC:
4.75% 9/30/21 (f)	6,909	6,265
5.35% 3/15/20 (f)	6,814	6,621
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	7,675	7,714
5% 10/1/21	2,791	2,854
6.5% 4/1/20	2,608	2,895
Noble Holding International Ltd.:
3.05% 3/1/16	914	912
4% 3/16/18	617	609
5.95% 4/1/25	3,936	3,471
6.95% 4/1/45	3,799	3,074
Transocean, Inc. 5.55% 12/15/16 (g)	4,522	4,534
		38,949
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	15,653	16,935
BP Capital Markets PLC:
4.5% 10/1/20	1,336	1,454
4.742% 3/11/21	6,000	6,567
Canadian Natural Resources Ltd. 1.75% 1/15/18	2,851	2,811
Cenovus Energy, Inc. 5.7% 10/15/19	6,698	7,317
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (f)	1,617	1,613
3.3% 6/1/20 (f)	7,911	7,892
4.5% 6/1/25 (f)	2,416	2,303
DCP Midstream Operating LP:
2.5% 12/1/17	3,027	2,860
2.7% 4/1/19	5,369	4,721
3.875% 3/15/23	2,761	2,257
4.95% 4/1/22	1,267	1,147
5.6% 4/1/44	2,216	1,804
Duke Energy Field Services:
5.375% 10/15/15 (f)	2,055	2,057
6.45% 11/3/36 (f)	6,493	5,654
El Paso Natural Gas Co. 5.95% 4/15/17	1,572	1,668
Empresa Nacional de Petroleo 4.375% 10/30/24 (f)	5,615	5,466
Enable Midstream Partners LP:
2.4% 5/15/19 (f)	1,957	1,840
3.9% 5/15/24 (f)	2,064	1,812
Enbridge Energy Partners LP 4.2% 9/15/21	8,103	8,176
Gulfstream Natural Gas System LLC 6.95% 6/1/16 (f)	780	808
Kinder Morgan, Inc. 2% 12/1/17	2,620	2,594
Marathon Petroleum Corp. 5.125% 3/1/21	4,415	4,804
Motiva Enterprises LLC 5.75% 1/15/20 (f)	1,252	1,374
MPLX LP 4% 2/15/25	1,190	1,098
Nakilat, Inc. 6.067% 12/31/33 (f)	2,490	2,845
Nexen, Inc. 6.2% 7/30/19	2,252	2,509
Pemex Project Funding Master Trust 5.75% 3/1/18	25,063	26,911
Petrobras Global Finance BV:
1.9529% 5/20/16 (g)	6,590	6,459
3% 1/15/19	18,609	16,210
3.25% 3/17/17	21,613	20,707
4.375% 5/20/23	4,137	3,250
4.875% 3/17/20	23,870	20,889
5.625% 5/20/43	22,261	15,398
7.25% 3/17/44	30,172	24,288
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	7,288	7,284
5.375% 1/27/21	47,072	41,494
5.75% 1/20/20	17,949	16,327
5.875% 3/1/18	3,468	3,403
7.875% 3/15/19	7,382	7,439
Petroleos Mexicanos:
3.5% 7/18/18	8,047	8,200
3.5% 7/23/20 (f)	8,815	8,729
3.5% 1/30/23	5,005	4,656
4.5% 1/23/26 (f)	11,915	11,320
4.875% 1/24/22	1,430	1,451
4.875% 1/18/24	7,021	7,000
5.5% 1/21/21	13,423	14,396
5.5% 6/27/44	19,723	17,065
5.625% 1/23/46 (f)	11,673	10,389
6% 3/5/20	4,797	5,226
6.375% 1/23/45	26,396	25,731
6.5% 6/2/41	8,420	8,420
8% 5/3/19	3,943	4,535
Phillips 66 Co.:
2.95% 5/1/17	1,844	1,884
4.3% 4/1/22	6,383	6,661
Phillips 66 Partners LP 2.646% 2/15/20	652	635
Plains All American Pipeline LP/PAA Finance Corp. 6.125% 1/15/17	1,940	2,059
Shell International Finance BV 4.375% 5/11/45	18,896	18,618
Southeast Supply Header LLC 4.25% 6/15/24 (f)	5,790	5,566
Southwestern Energy Co.:
3.3% 1/23/18	3,081	3,072
4.05% 1/23/20	5,591	5,536
Spectra Energy Capital, LLC 5.65% 3/1/20	1,087	1,168
Spectra Energy Partners, LP:
2.95% 6/15/16	1,472	1,487
4.6% 6/15/21	1,816	1,890
Suncor Energy, Inc. 6.1% 6/1/18	623	689
The Williams Companies, Inc.:
3.7% 1/15/23	5,046	4,372
4.55% 6/24/24	25,316	22,408
Western Gas Partners LP 5.375% 6/1/21	10,614	11,245
Williams Partners LP 4.3% 3/4/24	4,754	4,452
		531,305

TOTAL ENERGY		570,254

FINANCIALS - 8.4%
Banks - 4.0%
Associated Banc-Corp. 5.125% 3/28/16	2,238	2,275
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (f)	6,350	6,334
4% 4/14/19 (f)	18,318	17,494
5.5% 7/12/20 (f)	21,376	21,109
5.75% 9/26/23 (f)	5,809	5,460
6.369% 6/16/18 (f)	12,537	12,803
6.5% 6/10/19 (f)	2,097	2,164
Bank of America Corp.:
1.35% 11/21/16	5,398	5,390
1.95% 5/12/18	8,000	7,977
2.6% 1/15/19	57,427	57,825
2.65% 4/1/19	17,421	17,564
3.875% 3/22/17	944	976
3.95% 4/21/25	10,000	9,669
4.2% 8/26/24	7,745	7,674
4.25% 10/22/26	6,748	6,635
5.625% 10/14/16	22,550	23,571
5.75% 12/1/17	19,000	20,553
6.5% 8/1/16	1,220	1,277
Bank of Tokyo-Mitsubishi UFJ Ltd.:
1.7% 3/5/18 (f)	20,793	20,642
2.3% 3/5/20 (f)	10,090	9,978
Barclays PLC:
2% 3/16/18	16,700	16,603
2.75% 11/8/19	5,728	5,710
BB&T Corp. 3.95% 3/22/22	1,805	1,888
Capital One NA 2.95% 7/23/21	8,837	8,604
Citigroup, Inc.:
1.3% 11/15/16	663	662
1.55% 8/14/17	26,000	25,915
1.7% 4/27/18	8,422	8,347
1.75% 5/1/18	21,658	21,490
1.8% 2/5/18	17,419	17,338
1.85% 11/24/17	13,884	13,876
2.15% 7/30/18	17,815	17,799
2.5% 7/29/19	26,091	26,065
2.55% 4/8/19	24,266	24,384
3.875% 3/26/25	17,000	16,408
4.05% 7/30/22	17,500	17,911
4.3% 11/20/26	14,000	13,873
4.45% 1/10/17	15,842	16,451
6% 8/15/17	15,053	16,246
Citizens Financial Group, Inc. 4.15% 9/28/22 (f)	6,485	6,541
Credit Suisse AG 6% 2/15/18	17,158	18,671
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20 (f)	8,440	8,390
3.75% 3/26/25 (f)	8,440	8,165
Credit Suisse New York Branch 5.4% 1/14/20	1,450	1,600
Discover Bank 7% 4/15/20	4,144	4,775
Fifth Third Bancorp:
2.875% 7/27/20	43,000	43,001
3.5% 3/15/22	638	644
4.5% 6/1/18	584	620
5.45% 1/15/17	4,032	4,232
HBOS PLC 6.75% 5/21/18 (f)	560	618
HSBC Holdings PLC 4.25% 3/14/24	3,415	3,419
Huntington Bancshares, Inc. 7% 12/15/20	3,353	3,990
Huntington National Bank:
1.7% 2/26/18	37,500	37,221
2.2% 4/1/19	3,200	3,188
2.4% 4/1/20	40,000	39,390
Intesa Sanpaolo SpA:
2.375% 1/13/17	18,700	18,741
3.125% 1/15/16	20,275	20,419
5.017% 6/26/24 (f)	5,410	5,283
JPMorgan Chase & Co.:
2.75% 6/23/20	10,395	10,424
3.875% 9/10/24	26,780	26,351
4.125% 12/15/26	113,135	112,259
KeyCorp. 5.1% 3/24/21	628	693
Rabobank Nederland 4.375% 8/4/25	13,516	13,553
Regions Bank 6.45% 6/26/37	12,100	14,171
Regions Financial Corp. 2% 5/15/18	7,953	7,910
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	65,325	65,869
6% 12/19/23	12,648	13,493
6.1% 6/10/23	9,334	10,013
6.125% 12/15/22	39,429	42,473
SunTrust Banks, Inc.:
2.35% 11/1/18	3,000	3,014
3.5% 1/20/17	4,862	4,984
The Toronto Dominion Bank 1.625% 3/13/18	20,247	20,219
Wells Fargo & Co.:
4.1% 6/3/26	15,000	15,054
4.48% 1/16/24	6,481	6,758
		1,123,086
Capital Markets - 1.8%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	8,929	8,525
4.25% 2/15/24	2,464	2,558
Deutsche Bank AG 4.5% 4/1/25	18,715	18,097
Goldman Sachs Group, Inc.:
1.748% 9/15/17	24,600	24,541
2.55% 10/23/19	85,599	85,760
2.6% 4/23/20	1,000	997
2.625% 1/31/19	30,072	30,376
2.9% 7/19/18	10,319	10,549
5.95% 1/18/18	5,343	5,829
6.15% 4/1/18	3,993	4,400
6.25% 9/1/17	23,534	25,576
Lazard Group LLC:
4.25% 11/14/20	5,286	5,559
6.85% 6/15/17	1,319	1,428
Merrill Lynch & Co., Inc. 6.4% 8/28/17	30,624	33,254
Morgan Stanley:
1.875% 1/5/18	7,156	7,156
2.125% 4/25/18	18,100	18,164
2.375% 7/23/19	67,301	67,245
2.5% 1/24/19	43,150	43,532
2.65% 1/27/20	2,659	2,660
4% 7/23/25	10,820	11,030
4.875% 11/1/22	8,674	9,177
5.45% 1/9/17	52,060	54,766
5.625% 9/23/19	547	608
5.95% 12/28/17	301	328
6.625% 4/1/18	1,804	2,010
Peachtree Corners Funding Trust 3.976% 2/15/25 (f)	10,000	9,892
UBS AG Stamford Branch:
1.375% 6/1/17	6,466	6,435
1.8% 3/26/18	12,466	12,422
2.375% 8/14/19	12,750	12,748
		515,622
Consumer Finance - 0.7%
Capital One Financial Corp. 2.45% 4/24/19	5,260	5,209
Discover Financial Services:
3.85% 11/21/22	2,701	2,633
5.2% 4/27/22	2,488	2,624
6.45% 6/12/17	13,316	14,402
Ford Motor Credit Co. LLC:
1.5% 1/17/17	19,067	18,975
2.145% 1/9/18	25,000	24,902
2.375% 3/12/19	19,600	19,355
2.5% 1/15/16	16,000	16,077
2.875% 10/1/18	11,000	11,085
3% 6/12/17	6,246	6,353
5% 5/15/18	10,000	10,646
5.875% 8/2/21	12,574	14,111
Hyundai Capital America:
1.45% 2/6/17 (f)	6,312	6,298
1.625% 10/2/15 (f)	2,131	2,131
1.875% 8/9/16 (f)	1,605	1,612
2.125% 10/2/17 (f)	2,357	2,364
2.55% 2/6/19 (f)	6,671	6,648
2.875% 8/9/18 (f)	2,848	2,905
Synchrony Financial:
1.875% 8/15/17	1,554	1,547
3% 8/15/19	2,283	2,287
3.75% 8/15/21	8,466	8,396
4.25% 8/15/24	3,469	3,412
		183,972
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 3.875% 8/15/22	5,986	5,952
Insurance - 0.6%
AFLAC, Inc. 2.4% 3/16/20	8,000	8,004
AIA Group Ltd. 2.25% 3/11/19 (f)	1,416	1,409
American International Group, Inc.:
3.75% 7/10/25	14,847	14,895
4.875% 6/1/22	4,860	5,299
5.6% 10/18/16	5,560	5,824
Aon Corp.:
3.125% 5/27/16	4,743	4,819
5% 9/30/20	129	142
Five Corners Funding Trust 4.419% 11/15/23 (f)	9,345	9,679
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (f)(g)	2,508	2,558
Hartford Financial Services Group, Inc. 5.375% 3/15/17	685	723
Liberty Mutual Group, Inc.:
4.25% 6/15/23 (f)	6,498	6,603
5% 6/1/21 (f)	8,525	9,248
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	4,819	5,277
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (f)	9,547	8,657
5.375% 12/1/41 (f)	3,576	3,969
Metropolitan Life Global Funding I 1.875% 6/22/18 (f)	7,075	7,072
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (f)	4,915	5,827
Pacific Life Insurance Co. 9.25% 6/15/39 (f)	3,967	5,965
Pacific LifeCorp:
5.125% 1/30/43 (f)	7,709	7,903
6% 2/10/20 (f)	9,721	10,938
Prudential Financial, Inc.:
2.3% 8/15/18	888	897
4.5% 11/16/21	1,764	1,925
7.375% 6/15/19	2,520	2,957
Symetra Financial Corp. 6.125% 4/1/16 (f)	8,408	8,619
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (f)	8,243	8,438
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (f)	1,938	1,949
4.125% 11/1/24 (f)	2,810	2,837
Unum Group:
5.625% 9/15/20	3,860	4,319
5.75% 8/15/42	8,065	8,973
7.125% 9/30/16	2,076	2,198
		167,923
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	1,369	1,354
4.6% 4/1/22	2,035	2,111
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,759	1,708
American Tower Corp. 2.8% 6/1/20	8,000	7,903
AvalonBay Communities, Inc. 3.625% 10/1/20	2,800	2,909
Camden Property Trust 2.95% 12/15/22	2,417	2,320
CommonWealth REIT 5.875% 9/15/20	1,166	1,273
Corporate Office Properties LP:
3.7% 6/15/21	4,267	4,201
5% 7/1/25	4,089	3,991
DDR Corp.:
3.625% 2/1/25	3,723	3,499
4.625% 7/15/22	4,470	4,648
4.75% 4/15/18	6,131	6,480
7.5% 4/1/17	8,836	9,573
9.625% 3/15/16	1,851	1,932
Duke Realty LP:
3.625% 4/15/23	3,152	3,093
3.75% 12/1/24	2,549	2,482
3.875% 10/15/22	5,452	5,497
4.375% 6/15/22	3,753	3,883
5.5% 3/1/16	3,075	3,136
5.95% 2/15/17	346	368
6.75% 3/15/20	1,339	1,551
8.25% 8/15/19	2,643	3,192
Equity One, Inc.:
3.75% 11/15/22	8,200	8,168
6% 9/15/17	876	945
6.25% 1/15/17	663	702
ERP Operating LP 5.75% 6/15/17	2,042	2,189
Federal Realty Investment Trust 5.9% 4/1/20	1,971	2,242
HCP, Inc.:
3.15% 8/1/22	7,000	6,728
3.875% 8/15/24	13,000	12,528
Health Care REIT, Inc.:
2.25% 3/15/18	2,600	2,604
4.125% 4/1/19	13,700	14,437
4.7% 9/15/17	843	889
HRPT Properties Trust:
6.25% 6/15/17	996	1,044
6.65% 1/15/18	676	727
Lexington Corporate Properties Trust 4.4% 6/15/24	2,249	2,264
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	2,128	2,090
4.5% 4/1/27 (f)	34,977	33,601
4.95% 4/1/24	2,101	2,162
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,583	1,542
5% 12/15/23	1,140	1,202
Weingarten Realty Investors 3.375% 10/15/22	1,228	1,202
WP Carey, Inc. 4% 2/1/25	9,404	9,090
		183,460
Real Estate Management & Development - 0.6%
BioMed Realty LP:
2.625% 5/1/19	3,585	3,579
3.85% 4/15/16	11,312	11,459
4.25% 7/15/22	2,970	3,029
6.125% 4/15/20	2,611	2,939
Brandywine Operating Partnership LP:
3.95% 2/15/23	7,304	7,172
4.1% 10/1/24	6,548	6,515
4.55% 10/1/29	6,548	6,359
4.95% 4/15/18	4,846	5,146
5.7% 5/1/17	309	327
6% 4/1/16	2,770	2,839
Digital Realty Trust LP:
3.95% 7/1/22	5,752	5,758
5.25% 3/15/21	4,138	4,505
Essex Portfolio LP 5.5% 3/15/17	3,921	4,136
Liberty Property LP:
3.375% 6/15/23	3,313	3,188
4.125% 6/15/22	3,219	3,291
4.75% 10/1/20	8,747	9,436
5.5% 12/15/16	2,529	2,647
Mack-Cali Realty LP:
2.5% 12/15/17	4,556	4,570
3.15% 5/15/23	7,438	6,602
4.5% 4/18/22	2,016	2,009
5.8% 1/15/16	5,020	5,094
7.75% 8/15/19	2,476	2,851
Mid-America Apartments LP 4.3% 10/15/23	1,248	1,276
Post Apartment Homes LP 3.375% 12/1/22	1,364	1,327
Prime Property Funding, Inc. 5.7% 4/15/17 (f)	4,226	4,422
Reckson Operating Partnership LP 6% 3/31/16	1,949	1,998
Regency Centers LP 5.875% 6/15/17	1,771	1,901
Tanger Properties LP:
3.75% 12/1/24	4,790	4,680
3.875% 12/1/23	2,716	2,696
6.125% 6/1/20	9,597	10,910
Ventas Realty LP:
1.25% 4/17/17	3,126	3,102
1.55% 9/26/16	1,068	1,070
3.5% 2/1/25	2,214	2,094
3.75% 5/1/24	7,900	7,734
4.125% 1/15/26	2,782	2,754
4.375% 2/1/45	1,322	1,189
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	4,056	4,068
4% 4/30/19	1,999	2,090
		156,762

TOTAL FINANCIALS		2,336,777

HEALTH CARE - 0.9%
Biotechnology - 0.1%
Amgen, Inc. 1.25% 5/22/17	13,051	13,015
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp. 3.375% 5/15/22	6,342	6,157
Health Care Providers & Services - 0.3%
Express Scripts Holding Co.:
3.9% 2/15/22	1,915	1,936
4.75% 11/15/21	17,355	18,551
HCA Holdings, Inc.:
3.75% 3/15/19	11,874	11,933
4.25% 10/15/19	20,200	20,604
4.75% 5/1/23	375	380
5.875% 3/15/22	450	489
6.5% 2/15/20	12,966	14,327
McKesson Corp. 2.284% 3/15/19	6,400	6,409
Medco Health Solutions, Inc.:
2.75% 9/15/15	4,158	4,161
4.125% 9/15/20	5,031	5,316
UnitedHealth Group, Inc.:
3.35% 7/15/22	3,113	3,184
3.75% 7/15/25	8,581	8,784
WellPoint, Inc. 1.875% 1/15/18	195	194
		96,268
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,745	1,735
2.4% 2/1/19	1,100	1,097
3.3% 2/15/22	13,389	13,051
		15,883
Pharmaceuticals - 0.4%
AbbVie, Inc.:
1.75% 11/6/17	6,470	6,464
1.8% 5/14/18	21,902	21,750
3.2% 11/6/22	8,127	8,026
3.6% 5/14/25	12,082	11,880
Actavis Funding SCS:
1.3% 6/15/17	12,949	12,835
2.45% 6/15/19	3,839	3,806
3% 3/12/20	7,106	7,073
3.45% 3/15/22	12,371	12,100
3.8% 3/15/25	8,916	8,637
Mylan, Inc. 1.35% 11/29/16	2,039	2,021
Perrigo Co. PLC:
1.3% 11/8/16	1,664	1,654
2.3% 11/8/18	1,780	1,776
Perrigo Finance PLC:
3.5% 12/15/21	1,752	1,709
3.9% 12/15/24	2,611	2,529
4.9% 12/15/44	1,145	1,086
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	2,149	2,141
Zoetis, Inc. 1.875% 2/1/18	992	986
		106,473

TOTAL HEALTH CARE		237,796

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
BAE Systems Holdings, Inc. 6.375% 6/1/19 (f)	5,000	5,669
Airlines - 0.1%
Continental Airlines, Inc.:
6.648% 3/15/19	1,275	1,310
6.9% 7/2/19	515	538
Southwest Airlines Co. 2.75% 11/6/19	14,700	14,897
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	1,843	1,953
8.36% 1/20/19	1,129	1,210
		19,908
Machinery - 0.0%
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	1,829	1,813
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	3,319	3,286
2.625% 9/4/18	8,396	8,375
3.75% 2/1/22	7,839	7,834
3.875% 4/1/21	6,320	6,383
4.25% 9/15/24	5,492	5,430
4.75% 3/1/20	5,518	5,842
		37,150

TOTAL INDUSTRIALS		64,540

INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA:
2.375% 12/17/18	1,262	1,268
6.55% 10/1/17	1,119	1,228
		2,496
IT Services - 0.0%
Xerox Corp. 2.95% 3/15/17	1,143	1,161
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc. 4.375% 5/13/45	18,876	18,658

TOTAL INFORMATION TECHNOLOGY		22,315

MATERIALS - 0.1%
Metals & Mining - 0.1%
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (f)	8,722	8,777
4.5% 8/13/23 (Reg. S)	10,600	10,712
4.875% 11/4/44 (f)	2,152	1,907
4.875% 11/4/44 (Reg. S)	5,050	4,476
		25,872
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc. 2.45% 6/30/20	5,759	5,705
BellSouth Capital Funding Corp. 7.875% 2/15/30	61	74
CenturyLink, Inc.:
5.15% 6/15/17	487	499
6% 4/1/17	3,467	3,614
6.15% 9/15/19	4,463	4,675
Embarq Corp.:
7.082% 6/1/16	4,190	4,330
7.995% 6/1/36	53,896	56,995
Verizon Communications, Inc.:
2.625% 2/21/20	9,818	9,822
4.5% 9/15/20	45,631	49,080
5.012% 8/21/54	23,143	21,111
6.1% 4/15/18	4,897	5,392
6.25% 4/1/37	4,611	5,167
6.4% 9/15/33	6,073	6,925
6.55% 9/15/43	26,871	31,728
		205,117
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 2.375% 9/8/16	371	375

TOTAL TELECOMMUNICATION SERVICES		205,492

UTILITIES - 0.9%
Electric Utilities - 0.7%
AmerenUE 6.4% 6/15/17	1,518	1,650
American Transmission Systems, Inc. 5% 9/1/44 (f)	2,415	2,468
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (f)	5,539	6,292
6.4% 9/15/20 (f)	14,254	16,320
Edison International 3.75% 9/15/17	4,499	4,686
Entergy Corp. 4% 7/15/22	8,700	8,764
Eversource Energy 1.45% 5/1/18	1,676	1,654
Exelon Corp.:
1.55% 6/9/17	1,687	1,683
3.95% 6/15/25	7,948	7,959
FirstEnergy Corp.:
2.75% 3/15/18	11,918	11,956
4.25% 3/15/23	27,079	27,132
7.375% 11/15/31	43,919	52,861
FirstEnergy Solutions Corp. 6.05% 8/15/21	12,120	13,184
IPALCO Enterprises, Inc. 3.45% 7/15/20 (f)	13,932	13,688
LG&E and KU Energy LLC:
2.125% 11/15/15	5,251	5,265
3.75% 11/15/20	1,034	1,083
Nevada Power Co. 6.5% 8/1/18	2,642	2,978
NV Energy, Inc. 6.25% 11/15/20	1,957	2,267
Pennsylvania Electric Co. 6.05% 9/1/17	618	670
Pepco Holdings, Inc. 2.7% 10/1/15	5,263	5,270
Progress Energy, Inc. 4.4% 1/15/21	405	432
TECO Finance, Inc.:
4% 3/15/16	1,828	1,855
5.15% 3/15/20	164	179
West Penn Power Co. 5.95% 12/15/17 (f)	6,500	7,061
		197,357
Gas Utilities - 0.0%
Southern Natural Gas Co. 5.9% 4/1/17 (f)	357	377
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	2,473	2,529
Texas Eastern Transmission LP 6% 9/15/17 (f)	1,301	1,405
		4,311
Multi-Utilities - 0.2%
Dominion Resources, Inc.:
2.5818% 9/30/66 (g)	20,448	17,805
7.5% 6/30/66 (g)	5,485	4,889
NiSource Finance Corp.:
5.45% 9/15/20	6,455	7,221
6.4% 3/15/18	1,206	1,340
6.8% 1/15/19	4,065	4,638
PG&E Corp. 2.4% 3/1/19	931	934
Puget Energy, Inc. 6% 9/1/21	813	929
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	4,882	4,229
		41,985

TOTAL UTILITIES		243,653

TOTAL NONCONVERTIBLE BONDS
(Cost $4,121,629)		4,104,904

U.S. Government and Government Agency Obligations - 5.5%
U.S. Treasury Inflation-Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$118,991	$107,039
1.375% 2/15/44	99,827	104,856
U.S. Treasury Inflation-Indexed Notes 0.25% 1/15/25	63,501	61,226

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		273,121

U.S. Treasury Obligations - 4.5%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.1% 10/29/15 to 11/19/15 (h)	10,470	10,470
U.S. Treasury Bonds:
2.875% 8/15/45	43,600	42,902
3% 5/15/45	252,075	253,860
U.S. Treasury Notes:
0.5% 8/31/16	266,400	266,560
0.625% 8/15/16 (i)	40,000	40,067
1% 8/31/16	300,000	301,629
1.625% 6/30/20	30,635	30,755
2.125% 5/15/25	307,462	304,708

TOTAL U.S. TREASURY OBLIGATIONS		1,250,951

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,541,126)		1,524,072

U.S. Government Agency - Mortgage Securities - 1.4%
Fannie Mae - 1.0%
2.302% 6/1/36 (g)	154	165
2.5% 9/1/27 to 4/1/43	16,870	17,106
2.546% 7/1/37 (g)	271	290
3% 12/1/44 to 8/1/45	19,151	19,259
3% 9/1/45 (j)	17,800	17,876
3% 9/1/45 (j)	11,300	11,349
3% 9/1/45 (j)	3,300	3,314
3% 10/1/45 (j)	3,200	3,206
3.5% 1/1/34 to 8/1/45	20,223	21,035
3.5% 9/1/45 (j)	2,900	3,005
3.5% 9/1/45 (j)	8,300	8,601
3.5% 9/1/45 (j)	5,200	5,388
3.5% 9/1/45 (j)	23,700	24,559
4% 5/1/43 to 6/1/45	21,858	23,338
4% 9/1/45 (j)	8,700	9,240
4% 9/1/45 (j)	8,300	8,815
4% 9/1/45 (j)	1,600	1,699
4.5% 12/1/23 to 4/1/45	28,084	30,582
4.5% 9/1/45 (j)	13,000	14,083
4.5% 9/1/45 (j)	8,200	8,883
5% 9/1/23 to 10/1/41	8,820	9,756
5.5% 9/1/24 to 9/1/41	18,100	20,178
6% 6/1/35 to 8/1/37	4,477	5,125
6.5% 7/1/32 to 8/1/36	914	1,065

TOTAL FANNIE MAE		267,917

Freddie Mac - 0.3%
3% 3/1/45 to 7/1/45	18,246	18,294
3.155% 10/1/35 (g)	149	157
3.5% 4/1/43 to 6/1/45	19,799	20,513
4% 6/1/24 to 7/1/45	24,074	25,702
4.5% 7/1/25 to 4/1/41	11,296	12,257
5% 3/1/19 to 7/1/41	4,758	5,225
5.5% 1/1/34 to 3/1/40	1,131	1,265
6% 7/1/37 to 8/1/37	278	316
6.5% 3/1/36	700	814

TOTAL FREDDIE MAC		84,543

Ginnie Mae - 0.1%
3% 6/20/45	3,283	3,330
3.5% 7/20/42 to 8/20/45	19,950	20,802
4% 9/20/40 to 7/20/45	12,322	13,134
4.5% 4/20/41	2,763	2,993
5% 5/15/39	1,026	1,141
5.5% 12/15/31 to 1/15/39	2,271	2,577

TOTAL GINNIE MAE		43,977

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $394,551)		396,437

Asset-Backed Securities - 0.4%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.9044% 4/25/35 (g)	$729	$655
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 1.8494% 3/25/34 (g)	286	273
AmeriCredit Automobile Receivables Trust Series 2013-4:
Class C, 2.72% 9/9/19	1,410	1,435
Class D, 3.31% 10/8/19	880	900
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2494% 12/25/33 (g)	54	49
Series 2004-R2 Class M3, 1.0244% 4/25/34 (g)	99	72
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9794% 3/25/34 (g)	53	49
Series 2004-W11 Class M2, 1.2494% 11/25/34 (g)	616	598
Series 2004-W7 Class M1, 1.0244% 5/25/34 (g)	1,600	1,540
Series 2006-W4 Class A2C, 0.3594% 5/25/36 (g)	1,273	454
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE2 Class M1, 1.0244% 4/25/34 (g)	1,898	1,742
Series 2006-HE2 Class M1, 0.5694% 3/25/36 (g)	21	0
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3394% 12/25/36 (g)	1,978	1,305
Countrywide Home Loans, Inc.:
Series 2004-3 Class M4, 1.6544% 4/25/34 (g)	76	69
Series 2004-4 Class M2, 0.9944% 6/25/34 (g)	114	104
Series 2004-7 Class AF5, 5.868% 1/25/35	1,764	1,837
Fannie Mae Series 2004-T5 Class AB3, 0.9538% 5/28/35 (g)	43	40
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.3744% 8/25/34 (g)	319	299
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0244% 3/25/34 (g)	11	11
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.9344% 1/25/35 (g)	1,041	888
Class M4, 1.2194% 1/25/35 (g)	381	245
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.7091% 2/25/47 (f)(g)	1,375	1,284
GE Business Loan Trust Series 2006-2A:
Class A, 0.3776% 11/15/34 (f)(g)	780	750
Class B, 0.4776% 11/15/34 (f)(g)	282	262
Class C, 0.5776% 11/15/34 (f)(g)	468	412
Class D, 0.9476% 11/15/34 (f)(g)	178	147
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.5194% 8/25/33 (g)	274	259
Series 2003-3 Class M1, 1.4894% 8/25/33 (g)	499	481
Series 2003-5 Class A2, 0.8905% 12/25/33 (g)	36	34
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3894% 1/25/37 (g)	1,642	1,094
Invitation Homes Trust Series 2015-SFR3 Class E, 3.933% 8/17/32 (f)(g)	3,881	3,847
JPMorgan Mortgage Acquisition Trust:
Series 2006-NC2 Class M2, 0.4905% 7/25/36 (g)	2,836	1,172
Series 2007-CH1 Class AV4, 0.3205% 11/25/36 (g)	420	419
KeyCorp Student Loan Trust:
Series 1999-A Class A2, 0.612% 12/27/29 (g)	153	152
Series 2006-A Class 2C, 1.432% 3/27/42 (g)	2,909	1,439
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4994% 5/25/37 (g)	372	5
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.9494% 7/25/34 (g)	119	100
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1744% 7/25/34 (g)	346	316
Series 2006-FM1 Class A2B, 0.3094% 4/25/37 (g)	265	263
Series 2006-OPT1 Class A1A, 0.7194% 6/25/35 (g)	1,751	1,692
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8794% 8/25/34 (g)	63	59
Series 2005-NC1 Class M1, 0.8594% 1/25/35 (g)	318	300
Series 2005-NC2 Class B1, 1.9544% 3/25/35 (g)	248	5
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.7005% 9/25/35 (g)	1,566	1,392
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.0744% 9/25/34 (g)	585	553
Class M4, 2.3744% 9/25/34 (g)	750	347
Series 2005-WCH1 Class M4, 1.4444% 1/25/36 (g)	1,620	1,427
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9994% 4/25/33 (g)	6	5
Santander Drive Auto Receivables Trust:
Series 2014-1 Class C, 2.36% 4/15/20	9,000	9,060
Series 2014-2 Class C, 2.33% 11/15/19	6,409	6,441
Series 2014-3:
Class B, 1.45% 5/15/19	22,594	22,594
Class C, 2.13% 8/17/20	22,594	22,704
Series 2014-4 Class C, 2.6% 11/16/20	3,645	3,672
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9944% 3/25/35 (g)	872	802
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.2359% 6/15/33 (g)	753	730
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.9244% 9/25/34 (g)	47	41
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0594% 9/25/34 (g)	32	28
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 0.8435% 4/6/42 (f)(g)	2,206	1,258
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0951% 10/25/44 (f)(g)	1,964	1,958
TOTAL ASSET-BACKED SECURITIES
(Cost $89,469)		100,069

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7594% 1/25/35 (g)	1,197	1,164
Citigroup Mortgage Loan Trust sequential payer Series 2012-A Class A, 2.5% 6/25/51 (f)	2,635	2,592
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.5683% 10/25/34 (g)	541	538
Granite Master Issuer PLC floater:
Series 2006-3 Class M2, 0.7628% 12/20/54 (g)	5,460	5,334
Series 2006-4 Class M1, 0.5428% 12/20/54 (g)	1,198	1,168
Series 2007-1:
Class 1M1, 0.5028% 12/20/54 (g)	1,611	1,555
Class 2M1, 0.7028% 12/20/54 (g)	2,067	2,026
Series 2007-2 Class 2C1, 1.0576% 12/17/54 (g)	2,864	2,784
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.737% 1/20/44 (g)	472	468
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 2.5847% 8/25/36 (g)	1,174	993
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4094% 5/25/47 (g)	415	383
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3694% 2/25/37 (g)	844	760
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4894% 7/25/35 (g)	1,117	1,057
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.5385% 6/10/35 (f)(g)	422	384
Class B6, 3.0385% 6/10/35 (f)(g)	90	83
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.3234% 7/20/34 (g)	25	25
Structured Asset Securities Corp. Series 2003-15A Class 4A, 2.5121% 4/25/33 (g)	160	158
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 0.3994% 9/25/36 (g)	1,704	1,618
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 0.8305% 9/25/43 (g)	2,102	2,029

TOTAL PRIVATE SPONSOR		25,119

U.S. Government Agency - 0.0%
Ginnie Mae pass thru certificates Series H69 Class JA, 2.5% 8/1/60 (j)(k)	13,378	13,702
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $29,366)		38,821

Commercial Mortgage Securities - 2.1%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4464% 2/14/43 (g)(l)	315	4
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-3 Class A4, 5.889% 7/10/44	18,660	18,997
Series 2006-6 Class A3, 5.369% 10/10/45	2,628	2,641
Series 2006-6 Class E, 5.619% 10/10/45 (f)	759	85
Series 2007-2 Class A4, 5.6126% 4/10/49 (g)	25,995	27,069
Series 2007-3 Class A4, 5.5746% 6/10/49 (g)	2,556	2,677
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	4,267	4,463
Barclays Commercial Mortgage Securities LLC floater Series 2015-RRI:
Class B, 1.784% 5/15/32 (f)(g)	7,236	7,164
Class C, 2.2373% 5/15/32 (f)(g)	6,417	6,353
Class D, 3.0855% 5/15/32 (f)(g)	3,365	3,331
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class M1, 1.4744% 12/25/33 (f)(g)	37	33
Series 2005-3A:
Class A2, 0.5994% 11/25/35 (f)(g)	336	300
Class M1, 0.6394% 11/25/35 (f)(g)	44	38
Class M2, 0.6894% 11/25/35 (f)(g)	56	45
Class M3, 0.7094% 11/25/35 (f)(g)	50	39
Class M4, 0.7994% 11/25/35 (f)(g)	62	48
Series 2005-4A:
Class A2, 0.5894% 1/25/36 (f)(g)	865	769
Class B1, 1.5994% 1/25/36 (f)(g)	36	23
Class M1, 0.6494% 1/25/36 (f)(g)	279	226
Class M2, 0.6694% 1/25/36 (f)(g)	84	66
Class M3, 0.6994% 1/25/36 (f)(g)	122	92
Class M4, 0.8094% 1/25/36 (f)(g)	68	50
Class M5, 0.8494% 1/25/36 (f)(g)	68	50
Class M6, 0.8994% 1/25/36 (f)(g)	72	51
Series 2006-1:
Class A2, 0.5594% 4/25/36 (f)(g)	137	120
Class M1, 0.5794% 4/25/36 (f)(g)	49	40
Class M2, 0.5994% 4/25/36 (f)(g)	52	41
Class M3, 0.6194% 4/25/36 (f)(g)	44	35
Class M4, 0.7194% 4/25/36 (f)(g)	25	20
Class M5, 0.7594% 4/25/36 (f)(g)	24	17
Class M6, 0.8394% 4/25/36 (f)(g)	49	34
Series 2006-2A:
Class M1, 0.5094% 7/25/36 (f)(g)	121	92
Class M2, 0.5294% 7/25/36 (f)(g)	85	64
Class M3, 0.5494% 7/25/36 (f)(g)	71	51
Class M4, 0.6194% 7/25/36 (f)(g)	48	33
Class M5, 0.6694% 7/25/36 (f)(g)	59	39
Series 2006-3A Class M4, 0.6294% 10/25/36 (f)(g)	35	4
Series 2006-4A:
Class A2, 0.4694% 12/25/36 (f)(g)	2,580	2,188
Class M1, 0.4894% 12/25/36 (f)(g)	172	132
Class M2, 0.5094% 12/25/36 (f)(g)	114	74
Class M3, 0.5394% 12/25/36 (f)(g)	115	64
Series 2007-1 Class A2, 0.4694% 3/25/37 (f)(g)	525	440
Series 2007-2A:
Class A1, 0.4694% 7/25/37 (f)(g)	541	462
Class A2, 0.5194% 7/25/37 (f)(g)	508	418
Class M1, 0.5694% 7/25/37 (f)(g)	178	136
Class M2, 0.6094% 7/25/37 (f)(g)	98	69
Class M3, 0.6894% 7/25/37 (f)(g)	75	44
Series 2007-3:
Class A2, 0.4894% 7/25/37 (f)(g)	531	433
Class M1, 0.5094% 7/25/37 (f)(g)	106	82
Class M2, 0.5394% 7/25/37 (f)(g)	113	81
Class M3, 0.5694% 7/25/37 (f)(g)	177	78
Class M4, 0.6994% 7/25/37 (f)(g)	279	82
Class M5, 0.7994% 7/25/37 (f)(g)	135	26
Series 2007-4A Class M1, 1.1494% 9/25/37 (f)(g)	191	36
Series 2004-1, Class IO, 1.25% 4/25/34 (f)(l)	1,189	45
Series 2006-3A, Class IO, 0% 10/25/36 (f)(g)(l)	16,401	0
Series 2007-5A, Class IO, 4.186% 10/25/37 (f)(g)(l)	3,353	11
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2007-PW16:
Class A4, 5.7053% 6/11/40 (g)	769	813
Class AAB, 5.7053% 6/11/40 (g)	2,058	2,062
Series 2007-PW18 Class A4, 5.7% 6/11/50	5,820	6,146
Series 2006-T22 Class A4, 5.5924% 4/12/38 (g)	115	116
Series 2007-PW18 Class X2, 0.3003% 6/11/50 (f)(g)(l)	60,489	63
Series 2007-T28 Class X2, 0.1359% 9/11/42 (f)(g)(l)	37,674	4
C-BASS Trust floater Series 2006-SC1 Class A, 0.4694% 5/25/36 (f)(g)	334	318
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 3.1976% 12/15/27 (f)(g)	2,953	2,947
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A4, 5.7108% 12/10/49 (g)	4,371	4,633
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer:
Series 2006-CD3 Class A5, 5.617% 10/15/48	1,539	1,582
Series 2007-CD4:
Class A3, 5.293% 12/11/49	119	120
Class A4, 5.322% 12/11/49	11,611	12,006
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (g)	1,468	1,426
COMM Mortgage Trust pass-thru certificates floater Series 2005-F10A Class J, 1.0476% 4/15/17 (f)(g)	138	138
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2006-C4 Class A3, 5.467% 9/15/39	1,271	1,303
Series 2007-C2 Class A2, 5.448% 1/15/49 (g)	25	25
Series 2007-C3 Class A4, 5.6993% 6/15/39 (g)	462	484
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	1,189	1,255
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0% 9/15/34 (f)(g)(l)	2	0
CSMC Series 2015-TOWN:
Class B, 2.0976% 3/15/17 (f)(g)	1,574	1,563
Class C, 2.4476% 3/15/17 (f)(g)	1,534	1,524
Class D, 3.3976% 3/15/17 (f)(g)	2,321	2,302
Extended Stay America Trust floater Series 2013-ESFL:
Class BFL, 1.294% 12/5/31 (f)(g)	977	974
Class CFL, 1.694% 12/5/31 (f)(g)	693	690
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.3822% 12/15/19 (f)(g)	7,930	7,953
Class CFX, 3.4949% 12/15/19 (f)(g)	6,656	6,559
Class DFX, 3.3822% 12/15/19 (f)(g)	5,641	5,493
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	21,243	22,014
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	28,992	30,253
Series 2006-GG7 Class A4, 5.8187% 7/10/38 (g)	10,682	10,841
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4, 5.553% 4/10/38 (g)	3,434	3,439
GS Mortgage Securities Trust sequential payer Series 2006-GG8:
Class A1A, 5.547% 11/10/39	2,392	2,480
Class A4, 5.56% 11/10/39	14,326	14,761
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (f)	1,380	1,377
Class DFX, 4.4065% 11/5/30 (f)	12,899	12,928
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.4776% 11/15/18 (f)(g)	138	135
Class F, 0.5276% 11/15/18 (f)(g)	383	368
Class G, 0.5576% 11/15/18 (f)(g)	332	318
Class H, 0.6976% 11/15/18 (f)(g)	255	244
Series 2014-BXH:
Class C, 1.8476% 4/15/27 (f)(g)	2,117	2,113
Class D, 2.4476% 4/15/27 (f)(g)	4,512	4,497
sequential payer:
Series 2006-CB16 Class A4, 5.552% 5/12/45	2,931	2,981
Series 2006-CB17 Class A4, 5.429% 12/12/43	8,557	8,819
Series 2006-LDP8:
Class A1A, 5.397% 5/15/45	2,474	2,546
Class A4, 5.399% 5/15/45	757	773
Series 2006-LDP9 Class A3, 5.336% 5/15/47	10,764	11,147
Series 2007-CB18 Class A4, 5.44% 6/12/47	4,029	4,193
Series 2007-CB19 Class A4, 5.695% 2/12/49 (g)	4,621	4,868
Series 2007-LD11 Class A4, 5.7743% 6/15/49 (g)	34,884	36,729
Series 2007-LDPX Class A3, 5.42% 1/15/49	17,216	17,957
Series 2006-LDP7 Class A4, 5.9047% 4/15/45 (g)	3,077	3,129
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (g)	76	0
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0965% 7/15/44 (g)	3,250	3,439
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C6 Class A4, 5.372% 9/15/39	590	607
Series 2006-C7 Class A2, 5.3% 11/15/38	411	414
Series 2007-C1 Class A4, 5.424% 2/15/40	3,878	4,036
Series 2007-C2 Class A3, 5.43% 2/15/40	2,380	2,488
Series 2007-C6 Class A4, 5.858% 7/15/40 (g)	1,292	1,347
Series 2007-C7 Class A3, 5.866% 9/15/45	2,949	3,178
Merrill Lynch Mortgage Trust:
Series 2005-LC1 Class F, 5.4161% 1/12/44 (f)(g)	1,143	1,128
Series 2008-C1 Class A4, 5.69% 2/12/51	2,029	2,162
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class ASB, 5.133% 12/12/49 (g)	77	77
Series 2007-5:
Class A4, 5.378% 8/12/48	7,653	7,958
Class B, 5.479% 8/12/48	3,942	1,923
Series 2007-6 Class A4, 5.485% 3/12/51 (g)	10,897	11,419
Series 2007-7 Class A4, 5.7429% 6/12/50 (g)	4,300	4,552
Series 2007-6 Class B, 5.635% 3/12/51 (g)	1,314	411
Series 2007-8 Class A3, 5.8811% 8/12/49 (g)	1,133	1,206
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.398% 7/15/19 (f)(g)	393	393
Series 2007-XLFA:
Class D, 0.374% 10/15/20 (f)(g)	695	693
Class E, 0.4355% 10/15/20 (f)(g)	916	910
Class F, 0.4855% 10/15/20 (f)(g)	550	546
Class G, 0.5255% 10/15/20 (f)(g)	680	674
Class H, 0.6155% 10/15/20 (f)(g)	428	416
Class J, 0.7655% 10/15/20 (f)(g)	247	228
sequential payer:
Series 2007-HQ11 Class A31, 5.439% 2/12/44	72	72
Series 2007-IQ15 Class A4, 5.9077% 6/11/49 (g)	26,222	27,788
Series 2006-IQ11 Class A4, 5.7068% 10/15/42 (g)	232	232
Series 2007-IQ14:
Class A4, 5.692% 4/15/49	10,971	11,501
Class AAB, 5.654% 4/15/49	1,120	1,136
Salomon Brothers Mortgage Securities VII, Inc. Series 2006-C2 Class H, 6.308% 7/18/33 (f)	171	54
Wachovia Bank Commercial Mortgage Trust:
floater Series 2006-WL7A Class J, 0.7976% 9/15/21 (f)(g)	434	412
sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	37,013	38,513
Series 2007-C31:
Class A4, 5.509% 4/15/47	46,948	47,892
Class A5, 5.5% 4/15/47	5,339	5,640
Series 2007-C32 Class A3, 5.7146% 6/15/49 (g)	4,600	4,840
Series 2007-C33:
Class A4, 5.9507% 2/15/51 (g)	27,812	29,064
Class A5, 5.9507% 2/15/51 (g)	870	934
Series 2005-C22 Class B, 5.3736% 12/15/44 (g)	2,914	2,899
Series 2006-C23 Class A5, 5.416% 1/15/45 (g)	7,210	7,259
Series 2006-C27 Class A1A, 5.749% 7/15/45 (g)	11,970	12,306
Series 2007-C30:
Class C, 5.483% 12/15/43 (g)	3,942	3,942
Class D, 5.513% 12/15/43 (g)	2,102	2,049
Series 2007-C31 Class C, 5.6711% 4/15/47 (g)	361	351
Series 2007-C31A Class A2, 5.421% 4/15/47	819	820
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $584,782)		589,423

Municipal Securities - 1.5%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$1,255	$1,742
7.3% 10/1/39	18,960	26,245
7.5% 4/1/34	8,780	12,238
7.55% 4/1/39	21,130	30,447
7.6% 11/1/40	32,050	47,015
7.625% 3/1/40	2,920	4,207
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	1,360	1,319
Series 2010 C1, 7.781% 1/1/35	13,980	14,201
Series 2012 B, 5.432% 1/1/42	6,845	5,516
6.05% 1/1/29	475	453
6.314% 1/1/44	14,335	12,475
Illinois Fin. Auth. Rev. Series 2013 A, 4.545% 10/1/18	38,500	39,412
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	4,370	4,491
4.95% 6/1/23	8,610	8,753
5.1% 6/1/33	109,615	101,708
Series 2010 5, 6.2% 7/1/21	3,390	3,714
Series 2010-1, 6.63% 2/1/35	17,960	18,485
Series 2010-3:
5.547% 4/1/19	185	199
6.725% 4/1/35	10,580	10,951
7.35% 7/1/35	5,140	5,510
Series 2011:
4.961% 3/1/16	580	590
5.365% 3/1/17	215	222
5.665% 3/1/18	9,625	10,293
5.877% 3/1/19	26,600	29,056
Series 2013:
1.28% 12/1/15	4,975	4,978
4% 12/1/20	7,040	7,154
TOTAL MUNICIPAL SECURITIES
(Cost $404,444)		401,374

Foreign Government and Government Agency Obligations - 0.0%
Brazilian Federative Republic 4.875% 1/22/21	$3,000	$3,053
Italian Republic 5.375% 6/12/17	4,630	4,941
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,952)		7,994

Bank Notes - 0.4%
Bank of America NA:
1.65% 3/26/18	$11,537	$11,479
5.3% 3/15/17	16,651	17,504
Capital One NA 1.65% 2/5/18	8,000	7,898
Discover Bank:
(Delaware) 3.2% 8/9/21	9,774	9,608
3.1% 6/4/20	11,505	11,481
8.7% 11/18/19	745	890
Huntington National Bank 1.3% 11/20/16	4,131	4,124
Marshall & Ilsley Bank 5% 1/17/17	10,492	10,950
Regions Bank 7.5% 5/15/18	13,814	15,668
Wachovia Bank NA 6% 11/15/17	8,083	8,831
TOTAL BANK NOTES
(Cost $96,931)		98,433

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
MUFG Capital Finance 1 Ltd. 6.346% (Cost $1,362)(g)(m)	$1,204	$1,252
	Shares	Value (000s)

Fixed-Income Funds - 8.1%
Fidelity High Income Central Fund 2 (n)	6,372,306	699,679
Fidelity Mortgage Backed Securities Central Fund (n)	14,326,146	1,563,842
TOTAL FIXED-INCOME FUNDS
(Cost $2,154,746)		2,263,521

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 0.15% (o)	464,615,370	464,615
Fidelity Securities Lending Cash Central Fund, 0.19% (o)(p)	59,383,741	59,384
TOTAL MONEY MARKET FUNDS
(Cost $523,999)		523,999
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $25,093,283)		27,945,492
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(74,308)
NET ASSETS - 100%		$27,871,184

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Fannie Mae
3% 9/1/45	$(11,300)	$(11,349)
3% 9/1/45	(3,300)	(3,314)
3% 9/1/45	(11,300)	(11,349)
3% 9/1/45	(3,300)	(3,314)
3% 9/1/45	(3,200)	(3,214)
3.5% 9/1/45	(2,900)	(3,005)
3.5% 9/1/45	(2,900)	(3,005)
4% 9/1/45	(5,400)	(5,735)
4% 9/1/45	(9,900)	(10,514)
4% 9/1/45	(1,600)	(1,699)
4.5% 9/1/45	(8,200)	(8,883)
4.5% 9/1/45	(8,200)	(8,883)

TOTAL FANNIE MAE		(74,264)

Ginnie Mae
3.5% 9/1/45	(5,900)	(6,143)
TOTAL TBA SALE COMMITMENTS
(Proceeds $80,276)		$(80,407)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
1,741 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2015	$171,419	$(7,296)

The face value of futures purchased as a percentage of Net Assets is 0.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $205,623,000.

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty	Fixed Payment Received/(Paid)	Notional Amount (000s)(2)	Value (000s)(1)	Upfront Premium Received/(Paid) (000s)	Unrealized Appreciation/(Depreciation) (000s)
Credit Default Swaps
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	$115	$(108)	$0	$(108)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,292,000 or 0.1% of net assets.

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $599,272,000 or 2.2% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,438,000.

 (i) Security or a portion of the security has been segregated as collateral for open over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $120,000.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (l) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (m) Security is perpetual in nature with no stated maturity date.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (p) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10	$6,428
MongoDB, Inc. Series F, 8.00%	10/2/13	$4,704

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$902
Fidelity High Income Central Fund 2	42,582
Fidelity Mortgage Backed Securities Central Fund	27,375
Fidelity Securities Lending Cash Central Fund	2,325
Total	$73,184

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$721,797	$31,986	$--	$699,679	88.3%
Fidelity Mortgage Backed Securities Central Fund	931,563	645,794	19,906	1,563,842	30.6%
Total	$1,653,360	$677,780	$19,906	$2,263,521

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Independence Contract Drilling, Inc.	$14,109	$68	$448	$--	$--
Opower, Inc.	18,252	23,705	--	--	25,294
Total	$32,361	$23,773	$448	$--	$25,294

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,591,016	$2,571,918	$--	$19,098
Consumer Staples	1,699,656	1,657,448	42,208	--
Energy	1,356,579	1,356,579	--	--
Financials	2,868,967	2,868,967	--	--
Health Care	2,754,064	2,714,020	40,044	--
Industrials	1,709,830	1,709,830	--	--
Information Technology	3,316,819	3,314,612	13	2,194
Materials	676,461	676,461	--	--
Telecommunication Services	423,011	423,011	--	--
Utilities	498,790	498,790	--	--
Corporate Bonds	4,104,904	--	4,104,904	--
U.S. Government and Government Agency Obligations	1,524,072	--	1,524,072	--
U.S. Government Agency - Mortgage Securities	396,437	--	396,437	--
Asset-Backed Securities	100,069	--	98,811	1,258
Collateralized Mortgage Obligations	38,821	--	38,821	--
Commercial Mortgage Securities	589,423	--	589,365	58
Municipal Securities	401,374	--	401,374	--
Foreign Government and Government Agency Obligations	7,994	--	7,994	--
Bank Notes	98,433	--	98,433	--
Preferred Securities	1,252	--	1,252	--
Fixed-Income Funds	2,263,521	2,263,521	--	--
Money Market Funds	523,999	523,999	--	--
Total Investments in Securities:	$27,945,492	$20,579,156	$7,343,728	$22,608
Derivative Instruments:
Liabilities
Futures Contracts	$(7,296)	$(7,296)	$--	$--
Swaps	(108)	--	(108)	--
Total Liabilities	$(7,404)	$(7,296)	$(108)	$--
Total Derivative Instruments:	$(7,404)	$(7,296)	$(108)	$--
Other Financial Instruments:
TBA Sale Commitments	$(80,407)	$--	$(80,407)	$--
Total Other Financial Instruments:	$(80,407)	$--	$(80,407)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset	Liability
Credit Risk
Swaps(a)	$0	$(108)
Total Credit Risk	0	(108)
Equity Risk
Futures Contracts(b)	0	(7,296)
Total Equity Risk	0	(7,296)
Total Value of Derivatives	$0	$(7,404)

 (a) For bi-lateral OTC swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	13.2%
AAA,AA,A	6.9%
BBB	10.1%
BB	2.6%
B	1.6%
CCC,CC,C	0.3%
D	0.0%
Not Rated	0.0%
Equities	64.3%
Short-Term Investments and Net Other Assets	1.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Ireland	2.1%
United Kingdom	1.7%
Cayman Islands	1.4%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

The information in the above tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Values shown as $0 may reflect amounts less than $500. Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2015
Assets
Investment in securities, at value (including securities loaned of $56,994) — See accompanying schedule: Unaffiliated issuers (cost $22,368,181)	$25,132,678
Fidelity Central Funds (cost $2,678,745)	2,787,520
Other affiliated issuers (cost $46,357)	25,294
Total Investments (cost $25,093,283)		$27,945,492
Cash		1,319
Receivable for investments sold		107,578
Receivable for TBA sale commitments		80,276
Receivable for fund shares sold		20,559
Dividends receivable		24,912
Interest receivable		60,165
Distributions receivable from Fidelity Central Funds		6,589
Prepaid expenses		96
Other receivables		1,283
Total assets		28,248,269
Liabilities
Payable for investments purchased
Regular delivery	$65,341
Delayed delivery	133,463
TBA sale commitments, at value	80,407
Payable for fund shares redeemed	22,946
Bi-lateral OTC swaps, at value	108
Accrued management fee	9,498
Payable for daily variation margin for derivative instruments	1,785
Other affiliated payables	2,971
Other payables and accrued expenses	1,182
Collateral on securities loaned, at value	59,384
Total liabilities		377,085
Net Assets		$27,871,184
Net Assets consist of:
Paid in capital		$23,636,200
Undistributed net investment income		107,732
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,282,684
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,844,568
Net Assets		$27,871,184
Balanced:
Net Asset Value, offering price and redemption price per share ($20,176,472 ÷ 903,652 shares)		$22.33
Class K:
Net Asset Value, offering price and redemption price per share ($7,694,712 ÷ 344,619 shares)		$22.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2015
Investment Income
Dividends		$302,162
Interest		226,575
Income from Fidelity Central Funds		73,184
Total income		601,921
Expenses
Management fee	$112,343
Transfer agent fees	32,772
Accounting and security lending fees	2,268
Custodian fees and expenses	449
Independent trustees' compensation	115
Appreciation in deferred trustee compensation account	1
Registration fees	432
Audit	161
Legal	119
Miscellaneous	223
Total expenses before reductions	148,883
Expense reductions	(1,646)	147,237
Net investment income (loss)		454,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,094,033
Fidelity Central Funds	140
Other affiliated issuers	(211)
Foreign currency transactions	(752)
Futures contracts	16,301
Swaps	4,417
Total net realized gain (loss)		2,113,928
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,337,697)
Assets and liabilities in foreign currencies	(13)
Futures contracts	(14,233)
Swaps	9
Delayed delivery commitments	(43)
Total change in net unrealized appreciation (depreciation)		(2,351,977)
Net gain (loss)		(238,049)
Net increase (decrease) in net assets resulting from operations		$216,635

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2015	Year ended August 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$454,684	$419,526
Net realized gain (loss)	2,113,928	1,969,136
Change in net unrealized appreciation (depreciation)	(2,351,977)	1,997,259
Net increase (decrease) in net assets resulting from operations	216,635	4,385,921
Distributions to shareholders from net investment income	(425,205)	(412,435)
Distributions to shareholders from net realized gain	(2,093,189)	(1,179,420)
Total distributions	(2,518,394)	(1,591,855)
Share transactions - net increase (decrease)	3,226,641	1,479,644
Total increase (decrease) in net assets	924,882	4,273,710
Net Assets
Beginning of period	26,946,302	22,672,592
End of period (including undistributed net investment income of $107,732 and undistributed net investment income of $91,293, respectively)	$27,871,184	$26,946,302

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Balanced Fund

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.40	$21.85	$19.95	$18.17	$16.27
Income from Investment Operations
Net investment income (loss)A	.37	.38	.36	.37	.35
Net realized and unrealized gain (loss)	(.23)	3.68	1.88	1.76	1.91
Total from investment operations	.14	4.06	2.24	2.13	2.26
Distributions from net investment income	(.35)	(.38)	(.34)	(.35)	(.35)
Distributions from net realized gain	(1.86)	(1.13)	–	–	(.01)
Total distributions	(2.21)	(1.51)	(.34)	(.35)	(.36)
Net asset value, end of period	$22.33	$24.40	$21.85	$19.95	$18.17
Total ReturnB	.86%	19.46%	11.32%	11.89%	13.88%
Ratios to Average Net AssetsC,D
Expenses before reductions	.56%	.56%	.58%	.60%	.61%
Expenses net of fee waivers, if any	.55%	.56%	.58%	.60%	.61%
Expenses net of all reductions	.55%	.56%	.57%	.59%	.60%
Net investment income (loss)	1.59%	1.65%	1.72%	1.98%	1.92%
Supplemental Data
Net assets, end of period (in millions)	$20,176	$19,574	$16,342	$15,016	$15,602
Portfolio turnover rateE	128%	176%	244%F	155%	193%F

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Balanced Fund Class K

Years ended August 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.40	$21.85	$19.95	$18.17	$16.27
Income from Investment Operations
Net investment income (loss)A	.39	.40	.39	.40	.38
Net realized and unrealized gain (loss)	(.23)	3.69	1.87	1.76	1.90
Total from investment operations	.16	4.09	2.26	2.16	2.28
Distributions from net investment income	(.37)	(.40)	(.36)	(.38)	(.38)
Distributions from net realized gain	(1.86)	(1.13)	–	–	(.01)
Total distributions	(2.23)	(1.54)B	(.36)	(.38)	(.38)C
Net asset value, end of period	$22.33	$24.40	$21.85	$19.95	$18.17
Total ReturnD	.95%	19.59%	11.45%	12.03%	14.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.46%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.46%	.46%	.47%	.48%	.48%
Expenses net of all reductions	.46%	.46%	.46%	.47%	.47%
Net investment income (loss)	1.68%	1.75%	1.83%	2.10%	2.05%
Supplemental Data
Net assets, end of period (in millions)	$7,695	$7,372	$6,330	$5,603	$4,102
Portfolio turnover rateG	128%	176%	244%H	155%	193%H

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.54 per share is comprised of distributions from net investment income of $.401 and distributions from net realized gain of $1.134 per share.

 C Total distributions of $.38 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.008 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Balanced and Class K shares, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt InstrumentsRestricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued SecuritiesRepurchase AgreementsSwaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swap agreements, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,791,920
Gross unrealized depreciation	(1,160,602)
Net unrealized appreciation (depreciation) on securities	$2,631,318
Tax Cost	$25,314,174

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$284,534
Undistributed long-term capital gain	$1,320,443
Net unrealized appreciation (depreciation) on securities and other investments	$2,630,973

The tax character of distributions paid was as follows:

	August 31, 2015	August 31, 2014
Ordinary Income	$1,045,202	$ 496,048
Long-term Capital Gains	1,473,192	1,095,807
Total	$2,518,394	$ 1,591,855

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(2)	$9
Equity Risk
Futures Contracts	11,177	(14,372)
Interest Rate Risk
Futures Contracts	5,124	139
Swaps	4,419	–
Total Interest Rate Risk	9,543	139
Totals(a)	$20,718	$(14,224)

 (a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $17,987,917 and $16,963,004, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Balanced, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Balanced	$29,112.14
Class K	3,660.05
	$ 32,772

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $228 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,802. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period, presented in the Statement of Operations as a component of interest income, amounted to $960. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $2,325 (including $485 from securities loaned to FCM).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,089 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $115 and a portion of class-level operating expenses as follows:

Amount
Balanced	$ 423

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2015	2014
From net investment income
Balanced	$303,000	$293,979
Class K	122,205	118,456
Total	$425,205	$412,435
From net realized gain
Balanced	$1,516,480	$854,324
Class K	576,709	325,096
Total	$2,093,189	$1,179,420

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended August 31,	2015	2014	2015	2014
Balanced
Shares sold	182,518	131,812	$4,227,779	$3,033,218
Reinvestment of distributions	78,512	49,953	1,742,367	1,102,403
Shares redeemed	(159,620)	(127,309)	(3,698,442)	(2,927,201)
Net increase (decrease)	101,410	54,456	$2,271,704	$1,208,420
Class K
Shares sold	82,743	59,821	$1,923,309	$1,378,995
Reinvestment of distributions	31,486	20,098	698,914	443,552
Shares redeemed	(71,743)	(67,456)	(1,667,286)	(1,551,323)
Net increase (decrease)	42,486	12,463	$954,937	$271,224

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity® Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity® Balanced Fund (a fund of Fidelity Puritan Trust) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity® Balanced Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity® funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA,B	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period-C March 1, 2015 to August 31, 2015
Balanced	.55%
Actual		$1,000.00	$961.90	$2.72
Hypothetical-D		$1,000.00	$1,022.43	$2.80
Class K	.46%
Actual		$1,000.00	$962.40	$2.28
Hypothetical-D		$1,000.00	$1,022.89	$2.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 D 5% return per year before expenses.

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Balanced	10/12/15	10/09/15	$0.106	$1.215

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2015, $1,744,754,125, or, if subsequently determined to be different, the net capital gain of such year.

A total of 2.81% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $157,022,544 of distributions paid during the period January 1, 2015 to August 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Balanced designates 2%, 33%, 81% and 82% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Balanced designates 2%, 35%, 95% and 95% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2013, June 2013, and February 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Balanced Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Balanced Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

BAL-ANN-1015
1.536127.119

Item 2.

Code of Ethics

As of the end of the period, August 31, 2015, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Balanced Fund and Fidelity Puritan Fund (the “Funds”):

Services Billed by PwC

August 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$118,000	$-	$16,400	$11,700
Fidelity Puritan Fund	$229,000	$-	$53,700	$10,700

August 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$119,000	$-	$12,200	$10,200
Fidelity Puritan Fund	$228,000	$-	$27,800	$9,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2015A	August 31, 2014A
Audit-Related Fees	$4,730,000	$4,935,000
Tax Fees	$-	$-
All Other Fees	$-	$20,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2015 A	August 31, 2014 A
PwC	$6,145,000	$6,125,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 28, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	October 28, 2015